                                  RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,

                                                  DEPOSITOR,

                                       RESIDENTIAL FUNDING CORPORATION,

                                               MASTER SERVICER,

                                                      AND

                                        U.S. BANK NATIONAL ASSOCIATION,

                                                    TRUSTEE

                                        POOLING AND SERVICING AGREEMENT

                                           DATED AS OF MARCH 1, 2006

                                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES

                                                SERIES 2006-NC3

                                               TABLE OF CONTENTS

        Section 2.03.     Representations, Warranties and Covenants of the Master Servicer and the
                          Depositor........................................................56
        Section 2.04.     Representations and Warranties of Residential Funding............58
        Section 2.05.     Execution and Authentication of Certificates; Conveyance of REMIC Regular

        Section 3.02.     Subservicing Agreements Between Master Servicer and Subservicers; Enforcement

        Section 3.05.     No Contractual Relationship Between Subservicer and Trustee or
                          Certificateholders...............................................66
        Section 3.06.     Assumption or Termination of Subservicing Agreements by Trustee..66
        Section 3.07.     Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account67
        Section 3.08.     Subservicing Accounts; Servicing Accounts........................69
        Section 3.09.     Access to Certain Documentation and Information Regarding the Mortgage Loans
                          71
        Section 3.10.     Permitted Withdrawals from the Custodial Account.................71
        Section 3.11.     Maintenance of Primary Insurance Coverage........................73
        Section 3.12.     Maintenance of Fire Insurance and Omissions and Fidelity Coverage74
        Section 3.13.     Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements;

        Section 3.16.     Servicing and Other Compensation; Eligible Master Servicing Compensation   81

        Section 4.03.     Statements to Certificateholders; Statements to Rating Agencies; Exchange Act
                          Reporting........................................................95
        Section 4.04.     Distribution of Reports to the Trustee and the Depositor; Advances by the

        Section 6.01.     Respective Liabilities of the Depositor and the Master Servicer.117
        Section 6.02.     Merger or Consolidation of the Depositor or the Master Servicer; Assignment
                          of Rights and Delegation of Duties by Master Servicer...........118
        Section 6.03.     Limitation on Liability of the Depositor, the Master Servicer and Others
                          118

        Section 8.05.     Master Servicer to Pay Trustee's Fees and Expenses; Indemnification127

        Section 9.01.     Termination Upon Purchase by Residential Funding or Liquidation of All

        Section 10.02.    Master Servicer, REMIC Administrator and Trustee Indemnification141

                                                   Exhibits

               Exhibit A     Form of Class A Certificate

               Exhibit B     Form of Class M Certificate

               Exhibit C     [Reserved]

               Exhibit D     Form of Class SB Certificate

               Exhibit E     Form of Class R Certificate

               Exhibit F     Form of Custodial Agreement

               Exhibit G     Mortgage Loan Schedule

               Exhibit H     Forms of Request for Release

               Exhibit I-1   Form of Transfer Affidavit and Agreement

               Exhibit I-2   Form of Transferor Certificate

               Exhibit J     Form of Investor Representation Letter

               Exhibit K     Form of Transferor Representation Letter

               Exhibit L     Text  of  Amendment  to  Pooling  and  Servicing  Agreement  Pursuant  to  Section
               11.01(e) for a Limited Guaranty

               Exhibit M     Form of Limited Guaranty

               Exhibit N     Form of Lender Certification for Assignment of Mortgage Loan

               Exhibit O     Form of Rule 144A Investment Representation

               Exhibit P     [Reserved]

               Exhibit Q     Form of ERISA Representation Letter

               Exhibit R-1   Form 10-K Certification

               Exhibit R-2   Form 10-K Back-up Certification

               Exhibit S     Information  to be  Provided  by  the  Master  Servicer  to  the  Rating  Agencies
               Relating to Reportable Modified Mortgage Loans

               Exhibit T     Schedule of Swap Agreement Notional Balances

               Exhibit U     Swap Agreement

               Exhibit V     Servicing Criteria

               Exhibit W     Special Servicing Transfer Date Percentage

        .......Exhibit X     Premium Amount Percentages

        This Pooling and Servicing  Agreement,  effective as of March 1, 2006, among RESIDENTIAL ASSET MORTGAGE
PRODUCTS,  INC.,  as  depositor  (together  with  its  permitted  successors  and  assigns,  the  "Depositor"),
RESIDENTIAL FUNDING  CORPORATION,  as master servicer (together with its permitted  successors and assigns, the
"Master Servicer"),  and U.S. BANK NATIONAL ASSOCIATION,  a banking association organized under the laws of the
United States, as trustee (together with its permitted successors and assigns, the "Trustee").

                                            PRELIMINARY STATEMENT:

        The Depositor  intends to sell  mortgage  asset-backed  pass-through  certificates  (collectively,  the
"Certificates"),  to be issued  hereunder in sixteen  Classes,  which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans (as defined herein) and certain other related assets.

                                                    REMIC I

        As provided  herein,  the REMIC  Administrator  will make an election to treat the  segregated  pool of assets  consisting of the Mortgage  Loans and certain other related  assets  (exclusive of the Swap Account and the Swap  Agreement)  subject to this Agreement as a real estate  mortgage  investment  conduit (a "REMIC") for federal  income tax  purposes,  and such  segregated  pool of assets will be designated as "REMIC I." The Class
R-I  Certificates  will  represent the sole Class of "residual  interests" in REMIC I for purposes of the REMIC
Provisions (as defined  herein) under federal income tax law. The following  table  irrevocably  sets forth the designation,  remittance  rate (the  "Uncertificated  REMIC I  Pass-Through  Rate") and initial  Uncertificated
Principal  Balance  for each of the  "regular  interests"  in REMIC I (the  "REMIC I Regular  Interests").  The
"latest  possible  maturity  date"  (determined  for  purposes  of  satisfying   Treasury   regulation  Section
1.860G-1(a)(4)(iii))  for the  REMIC I Regular  Interests  shall be the 360th  Distribution  Date.  The REMIC I
Regular Interests will not be certificated.

                     UNCERTIFICATED
                         REMIC I
                                          INITIAL UNCERTIFICATED REMIC I      LATEST POSSIBLE
  DESIGNATION       PASS-THROUGH RATE           PRINCIPAL BALANCE             MATURITY DATE
       AA              Variable(1)               $509,600,015.05              March 25, 2036
      A-1              Variable(1)                 $2,033,820                 March 25, 2036
      A-2              Variable(1)                 $1,785,600                 March 25, 2036
      A-3              Variable(1)                   $246,980                 March 25, 2036
      M-1              Variable(1)                   $195,000                 March 25, 2036
      M-2              Variable(1)                   $176,800                 March 25, 2036
      M-3              Variable(1)                   $101,400                 March 25, 2036
      M-4              Variable(1)                    $93,600                 March 25, 2036
      M-5              Variable(1)                    $85,800                 March 25, 2036
      M-6              Variable(1)                    $83,200                 March 25, 2036
      M-7              Variable(1)                    $78,000                 March 25, 2036
      M-8              Variable(1)                    $65,000                 March 25, 2036
      M-9              Variable(1)                    $52,000                 March 25, 2036
      M-10             Variable(1)                    $52,000                 March 25, 2036
       ZZ              Variable(1)                 $5,350,800.31              March 25, 2036

(1)Calculated in accordance with the definition of "Uncertificated REMIC I Pass-Through Rate" herein.

                                                   REMIC II

        As  provided  herein,  the  REMIC  Administrator  will  elect to treat  the  segregated  pool of assets consisting of the REMIC I Regular  Interests as a REMIC for federal  income tax purposes,  and such  segregated pool of assets will be  designated  as "REMIC II". The Class R-II  Certificates  will  represent the sole class of "residual  interests" in REMIC II for purposes of the REMIC  Provisions  under  federal  income tax law. The following table  irrevocably sets forth the  designation,  Pass-Through  Rate,  aggregate  Initial  Certificate
Principal Balance,  certain features,  Final Scheduled  Distribution Date and initial ratings for each Class of
Certificates  comprising  the interests  representing  "regular  interests"  in REMIC II. The "latest  possible maturity date" (determined for purposes of satisfying  Treasury  Regulation  Section  1.860G-1(a)(4)(iii))  for
each Class of REMIC II Regular Interests shall be the 360th Distribution Date.

-----------------------------------------------------------------------------------------
                                        AGGREGATE
                                         INITIAL
                                       CERTIFICATE
                          PASS-THROUGH  PRINCIPAL    FINAL SCHEDULED
 DESIGNATION     TYPE         RATE       BALANCE    DISTRIBUTION DATE  INITIAL RATINGS
-----------------------------------------------------------------------------------------
                                                                      MOODY'S     S&P
-----------------------------------------------------------------------------------------
Class A-1(1)    Senior    Adjustable(2) $203,382,000January 25, 2029    Aaa       AAA
                              (3)
-----------------------------------------------------------------------------------------
Class A-2(1)    Senior    Adjustable(2) $178,560,000January 25, 2036    Aaa       AAA
                              (3)
-----------------------------------------------------------------------------------------
Class A-3(1)    Senior    Adjustable(2)  $24,698,000 March 25, 2036     Aaa       AAA
                              (3)
-----------------------------------------------------------------------------------------
Class M-1(1)   Mezzanine  Adjustable(2)  $19,500,000 March 25, 2036     Aa1       AA+
                              (3)
-----------------------------------------------------------------------------------------
Class M-2(1)   Mezzanine  Adjustable(2)  $17,680,000 March 25, 2036     Aa2       AA
                              (3)
-----------------------------------------------------------------------------------------
Class M-3(1)   Mezzanine  Adjustable(2)  $10,140,000 March 25, 2036     Aa3       AA
                              (3)
-----------------------------------------------------------------------------------------
Class M-4(1)   Mezzanine  Adjustable(2)   $9,360,000 March 25, 2036      A1       AA-
                              (3)
-----------------------------------------------------------------------------------------
Class M-5(1)   Mezzanine  Adjustable(2)   $8,580,000 March 25, 2036      A2       A+
                              (3)
-----------------------------------------------------------------------------------------
Class M-6(1)   Mezzanine  Adjustable(2)   $8,320,000 March 25, 2036      A3        A
                              (3)
-----------------------------------------------------------------------------------------
Class M-7(1)   Mezzanine  Adjustable(2)   $7,800,000 March 25, 2036     Baa1      A-
                              (3)
-----------------------------------------------------------------------------------------
Class M-8(1)   Mezzanine  Adjustable(2)   $6,500,000 March 25, 2036     Baa2     BBB+
                              (3)
-----------------------------------------------------------------------------------------
Class M-9(1)   Mezzanine  Adjustable(2)   $5,200,000 March 25, 2036     Baa3      BBB
                              (3)
-----------------------------------------------------------------------------------------
Class M-10(1)  Mezzanine  Adjustable(2)   $5,200,000 March 25, 2036     Ba1      BBB-
                              (3)
-----------------------------------------------------------------------------------------
Class SB      Subordinate Variable(4)  $15,080,015.        N/A          N/R       N/R
Interest
-----------------------------------------------------------------------------------------
Class R-I      Residual       N/A          N/A             N/A          N/R       N/R
-----------------------------------------------------------------------------------------
Class R-II     Residual       N/A          N/A             N/A          N/R       N/R
-----------------------------------------------------------------------------------------

(1)     The Class A and Class M Certificates will represent ownership of REMIC II
Regular Interests together with certain rights to payments to be made from amounts received under the Swap Agreement which will be deemed made for federal income tax purposes outside of REMIC II by the Holder of the Class SB Certificates as the
Owner of the Swap Agreement.
(2)     The REMIC II Regular Interests ownership of which is represented by the
Class A and Class M Certificates, will accrue interest at a per annum rate equal to LIBOR plus the applicable Margin, each subject to payment caps as described in the definition of "Pass-Through Rate" and the provisions for the payment of Class
A Basis Risk Shortfall Carry-Forward Amounts, Class M Basis Risk Shortfall
Carry-Forward Amounts herein, which payments will not be part of the entitlement of the REMIC II Regular Interests related to such Certificates.
(3)     The Class A, and Class M Certificates will also entitle their holders to certain payments from the Holder of the Class SB Certificates from amounts to which the related REMIC II Regular Interest is entitled and from amounts received under the Swap Agreement, which will not be a part of their ownership of the
REMIC II Regular Interests.
(4)     The Class SB Certificates will accrue interest as described in the definition of Accrued Certificate Interest.  The Class SB Certificates will not accrue interest on their Certificate Principal Balance.  The Class SB Certificates
will be comprised of two REMIC II regular interests, a principal only regular interest designated SB-PO and an interest only regular interest designated SB-IO, which will be entitled to distributions as set forth herein. The rights of the
Holder of the Class SB Certificates to payments from the Swap Agreement shall be outside and apart from its rights under the REMIC II Regular Interests SB-IO and
SB-PO.

        The Mortgage  Loans have an aggregate  Cut-off Date  Principal  Balance equal to  $520,000,015.36.  The
Mortgage Loans are  fixed-rate  and  adjustable-rate,  fully  amortizing,  first and junior lien mortgage loans having terms to maturity at origination or modification of generally not more than 30 years.

        In consideration of the mutual agreements herein contained,  the Depositor, the Master Servicer and the
Trustee agree as follows:

ARTICLE I
                                                  DEFINITIONS

Section 1.01.  Definitions.

        Whenever  used in this  Agreement,  the  following  words and  phrases,  unless the  context  otherwise requires, shall have the meanings specified in this Article.

        Accrued  Certificate  Interest:  With  respect  to each  Distribution  Date and the Class A and Class M
Certificates,  interest  accrued  during the  related  Interest  Accrual  Period on the  Certificate  Principal
Balance  thereof  immediately  prior  to such  Distribution  Date at the  related  Pass-Through  Rate  for that
Distribution Date.

        The amount of  Accrued  Certificate  Interest  on each  Class of  Certificates  shall be reduced by the amount of Prepayment  Interest  Shortfalls on the Mortgage Loans during the prior calendar month (to the extent not covered by Eligible  Master  Servicing  Compensation  pursuant to Section 3.16) and by the amount of Relief
Act  Shortfalls on the Mortgage  Loans during the related Due Period,  in each case to the extent  allocated to that Class of Certificates  pursuant to Section  4.02(g).  Accrued  Certificate  Interest for each Class on any
Distribution  Date shall be further reduced by the interest  portion of Realized Losses  allocated to any Class of Certificates pursuant to Section 4.05.

        With respect to each  Distribution  Date and the Class SB  Certificates,  interest  accrued  during the preceding  Interest  Accrual  Period  at the  related  Pass-Through  Rate  for  that  Distribution  Date on the
Uncertificated  Notional Amount as specified in the definition of Pass-Through Rate,  immediately prior to such
Distribution  Date,  reduced  by any  interest  shortfalls  with  respect  to  the  Mortgage  Loans,  including
Prepayment  Interest  Shortfalls to the extent not covered by Eligible Master Servicing  Compensation  pursuant to Section 3.16 or by the Excess Cash Flow  pursuant to clauses  (xvi) and (xvii) of Section  4.02(c) or by the
Swap Agreement pursuant to clauses (C) and (D) of Section 4.09(c). In addition,  Accrued  Certificate  Interest with respect to each  Distribution  Date, as to the Class SB Certificates,  shall be reduced by an amount equal to the interest  portion of Realized Losses allocated to the  Overcollateralization  Amount pursuant to Section
4.05 hereof.  Accrued  Certificate  Interest on the Class A and Class M Certificates  shall accrue on the basis of a 360-day year and the actual number of days in the related  Interest  Accrual Period.  Accrued  Certificate
Interest on the Class SB  Certificates  shall accrue on the basis of a 360 day year consisting of twelve 30 day months.

        Adjusted Mortgage Rate: With respect to any Mortgage Loan and any date of  determination,  the Mortgage
Rate borne by the related Mortgage Note, less the related Subservicing Fee Rate.

        Adjustment  Date:  With  respect  to each  adjustable-rate  Mortgage  Loan,  each date set forth in the related Mortgage Note on which an adjustment to the interest rate on such Mortgage Loan becomes effective.

        Advance:  With  respect to any Mortgage  Loan,  any advance  made by the Master  Servicer,  pursuant to
Section 4.04.

        Affected Party:  As defined in the Swap Agreement.

        Affiliate:  With respect to any Person,  any other Person  controlling,  controlled  by or under common control with such first Person.  For the purposes of this  definition,  "control" means the power to direct the management  and  policies of such  Person,  directly or  indirectly,  whether  through the  ownership of voting securities,  by contract or otherwise;  and the terms "controlling" and "controlled" have meanings  correlative to the foregoing.

        Agreement:  This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

        Amount Held for Future  Distribution:  With respect to any Distribution  Date, the total of the amounts held in the Custodial  Account at the close of business on the preceding  Determination  Date on account of (i)
Liquidation  Proceeds,   Subsequent  Recoveries,  REO  Proceeds,  Insurance  Proceeds,  Principal  Prepayments,
Mortgage  Loan  purchases  made pursuant to Section 2.02,  2.03,  2.04 or 4.07 and Mortgage Loan  substitutions made  pursuant  to Section  2.03 or 2.04  received or made in the month of such  Distribution  Date (other than such Liquidation Proceeds,  Insurance Proceeds,  REO Proceeds,  Subsequent Recoveries and purchases of Mortgage
Loans that the Master  Servicer has deemed to have been  received in the  preceding  month in  accordance  with
Section  3.07(b)) and (ii)  payments  which  represent  early  receipt of scheduled  payments of principal  and interest due on a date or dates subsequent to the Due Date in the related Due Period.

        Appraised Value: With respect to any Mortgaged  Property,  one of the following:  (i) the lesser of (a)
the appraised  value of such Mortgaged  Property  based upon the appraisal made at the time of the  origination of the related  Mortgage Loan, and (b) the sales price of the Mortgaged  Property at such time of  origination,
(ii) in the case of a Mortgaged  Property  securing a  refinanced  or modified  Mortgage  Loan,  one of (1) the appraised  value based upon the appraisal  made at the time of  origination of the loan which was refinanced or modified,  (2) the appraised  value  determined in an appraisal made at the time of refinancing or modification or (3) the sales price of the  Mortgaged  Property,  or (iii) with  respect to the  Mortgage  Loans for which a broker's price opinion was obtained, the value contained in such opinion.

        Assignment:  An assignment of the Mortgage,  notice of transfer or equivalent instrument, in recordable form,  sufficient  under the laws of the  jurisdiction  wherein  the related  Mortgaged  Property is located to reflect of record the sale of the  Mortgage  Loan to the Trustee for the benefit of  Certificateholders,  which assignment,  notice of transfer or equivalent  instrument may be in the form of one or more blanket assignments covering  Mortgages  secured by  Mortgaged  Properties  located in the same  county,  if  permitted  by law and accompanied by an Opinion of Counsel to that effect.

        Assignment  Agreement:  The  Assignment  and  Assumption  Agreement,  dated the Closing  Date,  between
Residential Funding and the Depositor relating to the transfer and assignment of the Mortgage Loans.

        Available  Distribution  Amount:  With respect to any Distribution Date, an amount equal to (a) the sum of (i) the  amount  relating  to the  Mortgage  Loans on deposit  in the  Custodial  Account as of the close of business on the immediately  preceding  Determination Date,  including any Subsequent  Recoveries,  and amounts deposited in the  Custodial  Account in  connection  with the  substitution  of Qualified  Substitute  Mortgage
Loans, (ii) the amount of any Advance made on the immediately  preceding  Certificate Account Deposit Date with respect  to the  Mortgage  Loans,  (iii)  any  amount  deposited  in the  Certificate  Account  on the  related
Certificate  Account  Deposit  Date  pursuant to Section  3.12(a) in respect of the  Mortgage  Loans,  (iv) any amount that the Master  Servicer is not permitted to withdraw from the  Custodial  Account  pursuant to Section
3.16(e) in respect of the Mortgage  Loans,  (v) any amount  deposited in the  Certificate  Account  pursuant to
Section 4.07 and any amounts  deposited in the Custodial  Account  pursuant to Section 9.01 and (vi) any amount described  in clauses  (A) and (B) of Section  4.09(c),  reduced by (b) the sum as of the close of  business on the  immediately  preceding  Determination  Date of: (w) any payments or  collections  consisting of prepayment charges on the Mortgage  Loans that were received  during the related  Prepayment  Period,  (x) the Amount Held for Future  Distribution,  (y) amounts  permitted  to be withdrawn by the Master  Servicer  from the  Custodial
Account pursuant to clauses  (ii)-(x),  inclusive,  of Section 3.10(a) and (z) any Net Swap Agreements owned to the  Swap  Counterparty  and  Swap  Termination  Payments  owed  to the  Swap  Counterparty  not  due  to  Swap
Counterparty Trigger Event for such Distribution Date.

        Balloon Loan:  Each of the Mortgage  Loans having an original term to maturity that is shorter than the related amortization term.

        Balloon  Payment:  With respect to any Balloon Loan, the related  Monthly Payment payable on the stated
maturity date of such Balloon Loan.

        Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

        Basis Risk Shortfall:  Any Class A Basis Risk Shortfall or Class M Basis Risk Shortfall.

        Basis Risk Shortfall  Carry-Forward  Amount: Any Class A Basis Risk Shortfall  Carry-Forward  Amount or
Class M Basis Risk Shortfall Carry-Forward Amount.

        Book-Entry Certificate:  Any Certificate registered in the name of the Depository or its nominee.

        Business  Day:  Any  day  other  than  (i) a  Saturday  or a  Sunday  or  (ii) a day on  which  banking institutions  in the States of California,  New York,  Minnesota or Illinois (and such other state or states in which the Custodial  Account or the Certificate  Account are at the time located) are required or authorized by law or executive order to be closed.

        Calendar  Quarter:  A Calendar  Quarter shall consist of one of the following time periods in any given year:  January 1 through  March 31,  April 1 through  June 30,  July 1  through  September  30,  and  October 1 through December 31.

        Call Rights:  As defined in Section 9.01(e).

        Capitalization   Reimbursement   Amount:   With  respect  to  any  Distribution  Date,  the  amount  of unreimbursed  Advances or Servicing  Advances  that were added to the Stated  Principal  Balance of the related
Mortgage  Loans during the  preceding  calendar  month and  reimbursed  to the Master  Servicer or  Subservicer pursuant to Section 3.10(a)(vii) on or prior to such Distribution Date.

        Cash  Liquidation:  With respect to any defaulted  Mortgage Loan other than a Mortgage Loan as to which an REO  Acquisition  occurred,  a  determination  by the Master  Servicer  that it has received  all  Insurance
Proceeds,  Liquidation  Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

        Certificate:  Any  Class  A  Certificate,  Class  M  Certificate,  Class  SB  Certificate  or  Class  R
Certificate.

        Certificate  Account:  The account or accounts  created and maintained  pursuant to Section 4.01, which shall be  entitled  "U.S.  Bank  National  Association  as  trustee,  in trust for the  registered  holders  of
Residential Asset Mortgage Products, Inc., Mortgage Asset-Backed  Pass-Through  Certificates,  Series 2006-NC3"
and which  account  shall be held for the  benefit  of the  Certificateholders  and which  must be an  Eligible
Account.

        Certificate  Account  Deposit  Date:  With  respect to any  Distribution  Date,  the Business Day prior thereto.

        Certificateholder  or Holder:  The Person in whose name a Certificate is registered in the  Certificate
Register,  except that neither a Disqualified  Organization nor a Non-United States Person shall be a holder of a Class R  Certificate  for any  purpose  hereof.  Solely for the  purpose of giving any  consent or  direction pursuant to this Agreement,  any Certificate,  other than a Class R Certificate,  registered in the name of the
Depositor,  the  Master  Servicer  or any  Subservicer  or any  Affiliate  thereof  shall be  deemed  not to be outstanding and the Percentage  Interest or Voting Rights evidenced  thereby shall not be taken into account in determining  whether the  requisite  amount of Percentage  Interests or Voting  Rights  necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or  "Certificateholders"  shall reflect the rights of  Certificate  Owners as they may  indirectly  exercise such rights through the Depository and participating members thereof,  except as otherwise specified herein;  provided,  however, that the Trustee shall be  required  to  recognize  as a  "Holder"  or  "Certificateholder"  only  the  Person  in whose  name a
Certificate is registered in the Certificate Register.

        Certificate  Owner:  With respect to a Book-Entry  Certificate,  the Person who is the beneficial owner of such  Certificate,  as  reflected  on the  books of an  indirect  participating  brokerage  firm for which a
Depository Participant acts as agent, if any, and otherwise on the books of a Depository  Participant,  if any, and otherwise on the books of the Depository.

        Certificate  Principal  Balance:  With  respect to any Class A or Class M  Certificate,  on any date of determination,  an amount  equal to (i) the  Initial  Certificate  Principal  Balance  of such  Certificate  as specified on the face thereof  minus (ii) the sum of (x) the  aggregate of all amounts  previously  distributed with  respect to such  Certificate  (or any  predecessor  Certificate)  and  applied to reduce the  Certificate
Principal  Balance  thereof  pursuant to Section 4.02(c) and 4.02(d) and (y) the aggregate of all reductions in
Certificate  Principal  Balance  deemed  to have  occurred  in  connection  with  Realized  Losses  which  were previously allocated to such Certificate (or any predecessor  Certificate)  pursuant to Section 4.05, provided, that with respect to any  Distribution  Date, the  Certificate  Principal  Balance of each class of Class A and
Class M  Certificates  to which a Realized  Loss was  previously  allocated  and remains  unreimbursed  will be increased,  sequentially,  as follows:  first,  the Class A  Certificates  on a pro rata basis,  then the Class
M-1,  Class M-2,  Class M-3,  Class M-4,  Class M-5,  Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10
Certificates,  in that order,  to the extent of Realized  Losses  previously  allocated  thereto and  remaining unreimbursed,  but only to the extent of Subsequent  Recoveries received during the previous calendar month and available for distribution  pursuant to Section  4.02(c)(xiii).  With respect to each Class SB Certificate,  on any date of determination,  an amount equal to the Percentage  Interest  evidenced by such Certificate times an amount equal to the excess,  if any, of (A) the then aggregate Stated  Principal  Balance of the Mortgage Loans over (B) the then  aggregate  Certificate  Principal  Balance  of the  Class A and  Class M  Certificates  then outstanding. The Class R Certificates will not have a Certificate Principal Balance.

        Certificate  Register and Certificate  Registrar:  The register  maintained and the registrar appointed pursuant to Section 5.02.

        Class:  Collectively, all of the Certificates or uncertificated interests bearing the same designation.

        Class A Basis  Risk  Shortfall:  With  respect  to  each  Class  of the  Class A  Certificates  and any
Distribution  Date for which the  Pass-Through  Rate for any such Class of Certificates is equal to the Net WAC
Cap Rate,  the excess,  if any,  of (x) Accrued  Certificate  Interest  on that Class of  Certificates  on such
Distribution  Date,  calculated at a rate equal to the lesser of (a) LIBOR plus the related Class A Margin,  as calculated for such  Distribution  Date, and (b) the Maximum  Mortgage Loan Rate, over (y) Accrued  Certificate
Interest on such Class of Class A Certificates for such Distribution Date calculated at the Net WAC Cap Rate.

        Class A Basis Risk Shortfall  Carry-Forward  Amount: With respect to each Class of Class A Certificates and any  Distribution  Date, the sum of (a) the aggregate amount of Class A Basis Risk Shortfall for such Class on such  Distribution  Date plus (b) any Class A Basis  Risk  Shortfall  Carry-Forward  Amount  for such  Class remaining  unpaid from the preceding  Distribution  Date, plus (c) one month's interest on the amount in clause
(b)  (based  on the  number  of days in the  preceding  Interest  Accrual  Period),  to the  extent  previously unreimbursed  by the Excess  Cash Flow  pursuant  to  Section  4.02(c)(xviii),  at a rate equal to the  related
Pass-Through Rate.

        Class A Certificate:  Any one of the Class A-1, Class A-2 or Class A-3 Certificates.

        Class A Interest  Distribution  Amount:  With  respect to each  Class of Class A  Certificates  and any
Distribution  Date, the aggregate  amount of Accrued  Certificate  Interest to be distributed to the holders of such Class of Class A Certificates for such Distribution  Date, plus any related Accrued  Certificate  Interest thereon remaining unpaid from any prior Distribution Date.

        Class A Margin:  With  respect to the Class A-1  Certificates,  0.070% per annum.  With  respect to the
Class A-2  Certificates,  initially  0.190%  per  annum,  and on any  Distribution  Date on or after the second
Distribution  Date after the possible  Optional  Termination  Date, 0.380% per annum. With respect to the Class
A-3  Certificates,  initially  0.270%  per  annum,  and  on  any  Distribution  Date  on or  after  the  second
Distribution Date after the first possible Optional Termination Date, 0.540% per annum.

        Class A  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date  (i)  prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect for that  Distribution  Date, the  Principal  Distribution  Amount  for that  Distribution  Date or (ii) on or after the  Stepdown  Date if a
Trigger Event is not in effect for that Distribution Date, the lesser of:

                      (i)    the Principal Distribution Amount for that Distribution Date; and

                      (ii)   the excess, if any, of (A) the aggregate Certificate Principal Balance of the
                      Class A Certificates immediately prior to that Distribution Date over (B) the lesser of
                      (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate
                      Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate Stated
                      Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

        Class  A-1  Certificate:   Any  one  of  the  Class  A-1  Certificates  executed  by  the  Trustee  and authenticated  by the Certificate  Registrar  substantially  in the form annexed hereto as Exhibit A, senior to the Class M, and the Swap Account,  Class SB and Class R  Certificates  with respect to  distributions  and the allocation of Realized  Losses as set forth in Section 4.05,  and  evidencing  (i) an interest  designated as a
"regular  interest" in REMIC II for purposes of the REMIC  Provisions and (ii) the right to receive the Class A
Basis Risk Shortfall  Carry-Forward  Amount from Excess Cash Flow and the Swap Account to the extent  described herein.

        Class  A-2  Certificate:   Any  one  of  the  Class  A-2  Certificates  executed  by  the  Trustee  and authenticated  by the Certificate  Registrar  substantially  in the form annexed hereto as Exhibit A, senior to the Class M, Class SB and Class R  Certificates  with respect to  distributions  and the allocation of Realized
Losses as set forth in Section 4.05,  and  evidencing  (i) an interest  designated  as a "regular  interest" in
REMIC II for purposes of the REMIC  Provisions  and (ii) the right to receive the Class A Basis Risk  Shortfall
Carry-Forward Amount from Excess Cash Flow and the Swap Account to the extent described herein.

        Class  A-3  Certificate:   Any  one  of  the  Class  A-3  Certificates  executed  by  the  Trustee  and authenticated  by the Certificate  Registrar  substantially  in the form annexed hereto as Exhibit A, senior to the Class M, Class SB and Class R  Certificates  with respect to  distributions  and the allocation of Realized
Losses as set forth in Section 4.05,  and  evidencing  (i) an interest  designated  as a "regular  interest" in
REMIC II for purposes of the REMIC  Provisions  and (ii) the right to receive the Class A Basis Risk  Shortfall
Carry-Forward Amount from Excess Cash Flow and the Swap Account to the extent described herein.

        Class M Basis Risk  Shortfall:  With respect to the Class M-1,  Class M-2,  Class M-3, Class M-4, Class
M-5,  Class M-6,  Class M-7, Class M-8, Class M-9 and Class M-10  Certificates  and any  Distribution  Date for
which the  Pass-Through  Rate for any such Class of  Certificates is equal to the Net WAC Cap Rate, the excess, if any, of (x) Accrued  Certificate  Interest on that Class of Certificates on such  Distribution  Date,  using the lesser of (a) LIBOR plus the related Class M Margin,  as calculated  for such  Distribution  Date,  and (b)
the Maximum  Mortgage Loan Rate,  over (y) Accrued  Certificate  Interest on such Class of Class M Certificates for such Distribution Date calculated at the Net WAC Cap Rate.

        Class M Basis Risk  Shortfall  Carry-Forward  Amount:  With respect to the Class M-1,  Class M-2, Class
M-3, Class M-4, Class M-5,  Class M-6,  Class M-7,  Class M-8,  Class M-9 and Class M-10  Certificates  and any
Distribution  Date, the sum of (a) the aggregate  amount of Class M Basis Risk Shortfall for each such Class on such  Distribution  Date  plus (b) any Class M Basis  Risk  Shortfall  Carry-Forward  Amount  for such  Classes remaining  unpaid from the preceding  Distribution  Date, plus (c) one month's interest on the amount in clause
(b)  (based  on the  number  of days in the  preceding  Interest  Accrual  Period),  to the  extent  previously unreimbursed  by the Excess Cash Flow or the Swap Agreement  pursuant to Section  [4.02(c)(xviii)],  or Section
4.09(c) at a rate equal to the related Pass-Through Rate.

        Class M  Certificate:  Any one of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6,
Class M-7, Class M-8, Class M-9 or Class M-10 Certificates.

        Class M Margin:  With respect to the Class M-1  Certificates,  initially  0.340% per annum,  and on any
Distribution  Date on or after the second  Distribution  Date  after the first  possible  Optional  Termination
Date,  0.510% per annum.  With respect to the Class M-2  Certificates,  initially  0.360% per annum, and on any
Distribution  Date on or after the second  Distribution  Date  after the first  possible  Optional  Termination
Date,  0.540% per annum.  With respect to the Class M-3  Certificates,  initially  0.380% per annum, and on any
Distribution  Date on or after the second  Distribution  Date  after the first  possible  Optional  Termination
Date,  0.570% per annum.  With respect to the Class M-4  Certificates,  initially  0.460% per annum, and on any
Distribution  Date on or after the second  Distribution  Date  after the first  possible  Optional  Termination
Date,  0.690% per annum.  With respect to the Class M-5  Certificates,  initially  0.480% per annum, and on any
Distribution  Date on or after the second  Distribution  Date  after the first  possible  Optional  Termination
Date,  0.720% per annum.  With respect to the Class M-6  Certificates,  initially  0.550% per annum, and on any
Distribution  Date on or after the second  Distribution  Date  after the first  possible  Optional  Termination
Date,  0.825% per annum.  With respect to the Class M-7  Certificates,  initially  1.050% per annum, and on any
Distribution  Date on or after the second  Distribution  Date  after the first  possible  Optional  Termination
Date,  1.575% per annum.  With respect to the Class M-8  Certificates,  initially  1.150% per annum, and on any
Distribution  Date on or after the second  Distribution  Date  after the first  possible  Optional  Termination
Date,  1.725% per annum.  With respect to the Class M-9  Certificates,  initially  2.050% per annum, and on any
Distribution  Date on or after the second  Distribution  Date  after the first  possible  Optional  Termination
Date,  3.075% per annum.  With respect to the Class M-10  Certificates,  initially 2.500% per annum, and on any
Distribution  Date on or after the second  Distribution  Date  after the first  possible  Optional  Termination
Date, 3.750% per annum.

        Class  M-1  Certificate:   Any  one  of  the  Class  M-1  Certificates  executed  by  the  Trustee  and authenticated  by the Certificate  Registrar  substantially  in the form annexed hereto as Exhibit B, senior to the Class M-2,  Class M-3,  Class M-4,  Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 Class
SB and Class R Certificates  with respect to  distributions  and the allocation of Realized Losses as set forth in Section 4.05,  and evidencing  (i) an interest  designated as a "regular  interest" in REMIC II for purposes of the REMIC  Provisions  and (ii) the right to receive the Class M Basis Risk Shortfall  Carry-Forward  Amount
from the Excess Cash Flow and the Swap Agreement to the extent described herein.

        Class  M-1  Interest  Distribution  Amount:  With  respect  to  the  Class  M-1  Certificates  and  any
Distribution  Date, the aggregate  amount of Accrued  Certificate  Interest to be distributed to the holders of such Class for such  Distribution  Date, plus any related Accrued  Certificate  Interest  remaining unpaid from any prior Distribution Date.

        Class M-1  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date (i) prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect for that  Distribution  Date, the remaining  Principal  Distribution  Amount for that  Distribution  Date after  distribution  of the Class A
Principal  Distribution  Amount or (ii) on or after the Stepdown  Date if a Trigger  Event is not in effect for that Distribution Date, the lesser of:

                      (i)    the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount; and

                      (ii)   the excess, if any, of (A) the sum of (1) the aggregate Certificate Principal
                      Balance of the Class A Certificates (after taking into account the payment of the Class
                      A Principal Distribution Amount for that Distribution Date) and (2) the Certificate
                      Principal Balance of the Class M-1 Certificates immediately prior to that Distribution
                      Date over (B) the lesser of (x) the product of (1) the applicable Subordination
                      Percentage and (2) the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the
                      Overcollateralization Floor.

        Class  M-2  Certificate:   Any  one  of  the  Class  M-2  Certificates  executed  by  the  Trustee  and authenticated  by the Certificate  Registrar  substantially  in the form annexed hereto as Exhibit B, senior to the Class M-3, Class M-4,  Class M-5,  Class M-6,  Class M-7,  Class M-8,  Class M-9, Class M-10,  Class SB and
Class R  Certificates  with respect to  distributions  and the  allocation  of Realized  Losses as set forth in
Section 4.05,  and evidencing  (i) an interest  designated as a "regular  interest" in REMIC II for purposes of the REMIC Provisions and (ii) the right to receive the Class M Basis Risk Shortfall  Carry-Forward  Amount from
Excess Cash Flow and the Swap Agreement to the extent described herein.

        Class  M-2  Interest  Distribution  Amount:  With  respect  to  the  Class  M-2  Certificates  and  any
Distribution  Date, the aggregate  amount of Accrued  Certificate  Interest to be distributed to the holders of such Class for such  Distribution  Date, plus any related Accrued  Certificate  Interest  remaining unpaid from any prior Distribution Date.

        Class M-2  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date (i) prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect for that  Distribution  Date, the remaining  Principal  Distribution  Amount for that  Distribution  Date after  distribution  of the Class A
Principal  Distribution  Amount  and the  Class  M-1  Principal  Distribution  Amount  or (ii) on or after  the
Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

                      (i)    the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount and the Class M-1 Principal
                      Distribution Amount; and

                      (ii)   the excess, if any, of (A) the sum of (1) the aggregate Certificate Principal
                      Balance of the Class A Certificates and Class M-1 Certificates (after taking into account the payment of the Class A Principal Distribution Amount and the Class M-1
                      Principal Distribution Amount for that Distribution Date) and (2) the Certificate
                      Principal Balance of the Class M-2 Certificates immediately prior to that Distribution
                      Date over (B) the lesser of (x) the product of (1) the applicable Subordination
                      Percentage and (2) the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the
                      Overcollateralization Floor.

        Class  M-3  Certificate:   Any  one  of  the  Class  M-3  Certificates  executed  by  the  Trustee  and authenticated  by the Certificate  Registrar  substantially  in the form annexed hereto as Exhibit B, senior to the Class M-4,  Class M-5,  Class M-6,  Class M-7,  Class  M-8,  Class M-9,  Class  M-10,  Class SB and Class R
Certificates  with  respect to  distributions  and the  allocation  of Realized  Losses as set forth in Section
4.05, and evidencing (i) an interest  designated as a "regular  interest" in REMIC II for purposes of the REMIC
Provisions  and (ii) the right to receive  the Class M Basis Risk  Shortfall  Carry-Forward  Amount from Excess
Cash Flow and the Swap Agreement to the extent described herein.

        Class  M-3  Interest  Distribution  Amount:  With  respect  to  the  Class  M-3  Certificates  and  any
Distribution  Date, the aggregate  amount of Accrued  Certificate  Interest to be distributed to the holders of such Class for such  Distribution  Date, plus any related Accrued  Certificate  Interest  remaining unpaid from any prior Distribution Date.

        Class M-3  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date (i) prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect for that  Distribution  Date, the remaining  Principal  Distribution  Amount for that  Distribution  Date after  distribution of the Class A,
Class M-1 and Class M-2  Principal  Distribution  Amounts  or (ii) on or after the  Stepdown  Date if a Trigger
Event is not in effect for that Distribution Date, the lesser of:

                      (i)    the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1 and Class M-2 Principal Distribution Amounts; and

                      (ii)   the excess, if any, of (A) the sum of (1) the aggregate Certificate Principal
                      Balance of the Class A, Class M-1 and Class M-2 Certificates (after taking into account the payment of the Class A, Class M-1 and Class M-2 Principal Distribution Amounts for
                      that Distribution Date) and (2) the Certificate Principal Balance of the Class M-3
                      Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate Stated
                      Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate Stated Principal
                      Balance of the Mortgage Loans after giving effect to distributions to be made on that
                      Distribution Date, over the Overcollateralization Floor.

        Class  M-4  Certificate:   Any  one  of  the  Class  M-4  Certificates  executed  by  the  Trustee  and authenticated  by the Certificate  Registrar  substantially  in the form annexed hereto as Exhibit B, senior to the Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10,  Class SB and Class R Certificates  with respect to  distributions  and the  allocation of Realized  Losses as set forth in Section 4.05, and evidencing
(i) an interest  designated as a "regular  interest" in REMIC II for purposes of the REMIC  Provisions and (ii)
the right to receive  the Class M Basis Risk  Shortfall  Carry-Forward  Amount from the Excess Cash Flow to the extent described herein.

        Class  M-4  Interest  Distribution  Amount:  With  respect  to  the  Class  M-4  Certificates  and  any
Distribution  Date, the aggregate  amount of Accrued  Certificate  Interest to be distributed to the holders of such Class for such  Distribution  Date, plus any related Accrued  Certificate  Interest  remaining unpaid from any prior Distribution Date.

        Class M-4  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date (i) prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect for that  Distribution  Date, the remaining  Principal  Distribution  Amount for that  Distribution  Date after  distribution of the Class A,
Class M-1,  Class M-2 and Class M-3 Principal  Distribution  Amounts or (ii) on or after the Stepdown Date if a
Trigger Event is not in effect for that Distribution Date, the lesser of:

                      (i)    the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2 and Class M-3 Principal Distribution
                      Amounts; and

                      (ii)   the excess, if any, of (A) the sum of (1) the aggregate Certificate Principal
                      Balance of the Class A, Class M-1, Class M-2 and Class M-3 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2 and Class M-3 Principal
                      Distribution Amounts for that Distribution Date) and (2) the Certificate Principal
                      Balance of the Class M-4 Certificates immediately prior to that Distribution Date over
                      (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and
                      (2) the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization
                      Floor.

        Class  M-5  Certificate:   Any  one  of  the  Class  M-5  Certificates  executed  by  the  Trustee  and authenticated  by the Certificate  Registrar  substantially  in the form annexed hereto as Exhibit B, senior to the Class M-6, Class M-7, Class M-8, Class M-9, Class M-10,  Class SB and Class R Certificates  with respect to distributions  and the  allocation  of Realized  Losses as set forth in Section  4.05,  and  evidencing  (i) an interest  designated  as a "regular  interest"  in REMIC II for purposes of the REMIC  Provisions  and (ii) the right to receive  the Class M Basis Risk  Shortfall  Carry-Forward  Amount  from  Excess Cash Flow and the Swap
Agreement to the extent described herein.

        Class  M-5  Interest  Distribution  Amount:  With  respect  to  the  Class  M-5  Certificates  and  any
Distribution  Date, the aggregate  amount of Accrued  Certificate  Interest to be distributed to the holders of such Class for such  Distribution  Date, plus any related Accrued  Certificate  Interest  remaining unpaid from any prior Distribution Date.

        Class M-5  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date (i) prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect for that  Distribution  Date, the remaining  Principal  Distribution  Amount for that  Distribution  Date after  distribution of the Class A,
Class M-1, Class M-2, Class M-3 and Class M-4 Principal  Distribution  Amounts or (ii) on or after the Stepdown
Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

                      (i)    the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Principal
                      Distribution Amounts; and

                      (ii)   the excess, if any, of (A) the sum of (1) the aggregate Certificate Principal
                      Balance of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates
                      (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Principal Distribution Amounts for that Distribution Date) and (2) the
                      Certificate Principal Balance of the Class M-5 Certificates immediately prior to that
                      Distribution Date over (B) the lesser of (x) the product of (1) the applicable
                      Subordination Percentage and (2) the aggregate Stated Principal Balance of the Mortgage
                      Loans after giving effect to distributions to be made on that Distribution Date and (y)
                      the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the
                      Overcollateralization Floor.

        Class  M-6  Certificate:   Any  one  of  the  Class  M-6  Certificates  executed  by  the  Trustee  and authenticated  by the Certificate  Registrar  substantially  in the form annexed hereto as Exhibit B, senior to the  Class  M-7,  Class  M-8,  Class  M-9,  Class  M-10,  Class SB and Class R  Certificates  with  respect  to distributions  and the  allocation  of Realized  Losses as set forth in Section  4.05,  and  evidencing  (i) an interest  designated  as a "regular  interest"  in REMIC II for purposes of the REMIC  Provisions  and (ii) the right to receive  the Class M Basis Risk  Shortfall  Carry-Forward  Amount  from  Excess Cash Flow and the Swap
Agreement to the extent described herein.

        Class  M-6  Interest  Distribution  Amount:  With  respect  to  the  Class  M-6  Certificates  and  any
Distribution  Date, the aggregate  amount of Accrued  Certificate  Interest to be distributed to the holders of such Class for such  Distribution  Date, plus any related Accrued  Certificate  Interest  remaining unpaid from any prior Distribution Date.

        Class M-6  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date (i) prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect for that  Distribution  Date, the remaining  Principal  Distribution  Amount for that  Distribution  Date after  distribution of the Class A,
Class M-1,  Class M-2, Class M-3,  Class M-4 and Class M-5 Principal  Distribution  Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

                      (i)    the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5
                      Principal Distribution Amounts; and

                      (ii)   the excess, if any, of (A) the sum of (1) the aggregate Certificate Principal
                      Balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5
                      Certificates (after taking into account the payment of the Class A, Class M-1, Class
                      M-2, Class M-3, Class M-4 and Class M-5 Principal Distribution Amounts for that
                      Distribution Date) and (2) the Certificate Principal Balance of the Class M-6
                      Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate Stated
                      Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate Stated Principal
                      Balance of the Mortgage Loans after giving effect to distributions to be made on that
                      Distribution Date, over the Overcollateralization Floor.

        Class  M-7  Certificate:   Any  one  of  the  Class  M-7  Certificates  executed  by  the  Trustee  and authenticated  by the Certificate  Registrar  substantially  in the form annexed hereto as Exhibit B, senior to the Class M-8, Class M-9, Class M-10, Class SB and Class R Certificates  with respect to distributions  and the allocation of Realized  Losses as set forth in Section 4.05, and  evidencing  (i) an  interest  designated as a
"regular  interest" in REMIC II for purposes of the REMIC  Provisions and (ii) the right to receive the Class M
Basis Risk  Shortfall  Carry-Forward  Amount  from the Excess  Cash Flow and the Swap  Agreement  to the extent described herein.

        Class  M-7  Interest  Distribution  Amount:  With  respect  to  the  Class  M-7  Certificates  and  any
Distribution  Date, the aggregate  amount of Accrued  Certificate  Interest to be distributed to the holders of such Class for such  Distribution  Date, plus any related Accrued  Certificate  Interest  remaining unpaid from any prior Distribution Date.

        Class M-7  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date (i) prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect for that  Distribution  Date, the remaining  Principal  Distribution  Amount for that  Distribution  Date after  distribution of the Class A,
Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Principal  Distribution  Amounts or (ii) on
or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

                      (i)    the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and
                      Class M-6 Principal Distribution Amounts; and

                      (ii)   the excess, if any, of (A) the sum of (1) the aggregate Certificate Principal
                      Balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class
                      M-6 Certificates (after taking into account the payment of the Class A, Class M-1,
                      Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Principal Distribution Amounts
                      for that Distribution Date) and (2) the Certificate Principal Balance of the Class M-7
                      Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate Stated
                      Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate Stated Principal
                      Balance of the Mortgage Loans after giving effect to distributions to be made on that
                      Distribution Date, over the Overcollateralization Floor.

        Class  M-8  Certificate:   Any  one  of  the  Class  M-8  Certificates  executed  by  the  Trustee  and authenticated  by the Certificate  Registrar  substantially  in the form annexed hereto as Exhibit B, senior to the Class M-9, Class M-10, Class SB and Class R Certificates  with respect to distributions  and the allocation of Realized  Losses as set forth in Section  4.05,  and  evidencing  (i) an interest  designated  as a "regular interest"  in REMIC II for  purposes  of the REMIC  Provisions  and (ii) the right to receive the Class M Basis
Risk Shortfall  Carry-Forward  Amount from the Excess Cash Flow and the Swap Agreement to the extent  described herein.

        Class  M-8  Interest  Distribution  Amount:  With  respect  to  the  Class  M-8  Certificates  and  any
Distribution  Date, the aggregate  amount of Accrued  Certificate  Interest to be distributed to the holders of such Class for such  Distribution  Date, plus any related Accrued  Certificate  Interest  remaining unpaid from any prior Distribution Date.

        Class M-8  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date (i) prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect for that  Distribution  Date, the remaining  Principal  Distribution  Amount for that  Distribution  Date after  distribution of the Class A,
Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Principal  Distribution  Amounts
or (ii) on or after the  Stepdown  Date if a Trigger  Event is not in effect for that  Distribution  Date,  the lesser of:

                      (i)    the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5,
                      Class M-6 and Class M-7 Principal Distribution Amounts; and

                      (ii)   the excess, if any, of (A) the sum of (1) the aggregate Certificate Principal
                      Balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class
                      M-6 and Class M-7 Certificates (after taking into account the payment of the Class A,
                      Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7
                      Principal Distribution Amounts for that Distribution Date) and (2) the Certificate
                      Principal Balance of the Class M-8 Certificates immediately prior to that Distribution
                      Date over (B) the lesser of (x) the product of (1) the applicable Subordination
                      Percentage and (2) the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the
                      Overcollateralization Floor.

        Class  M-9  Certificate:   Any  one  of  the  Class  M-9  Certificates  executed  by  the  Trustee  and authenticated  by the Certificate  Registrar  substantially  in the form annexed hereto as Exhibit B, senior to the  Class  M-10,  Class SB  Certificates  and Class R  Certificates  with  respect  to  distributions  and the allocation of Realized  Losses as set forth in Section 4.05, and  evidencing  (i) an  interest  designated as a
"regular  interest" in REMIC II for purposes of the REMIC  Provisions and (ii) the right to receive the Class M
Basis  Risk  Shortfall  Carry-Forward  Amount  from  Excess  Cash  Flow and the Swap  Agreement  to the  extent described herein.

        Class  M-9  Interest  Distribution  Amount:  With  respect  to  the  Class  M-9  Certificates  and  any
Distribution  Date, the aggregate  amount of Accrued  Certificate  Interest to be distributed to the holders of such Class for such  Distribution  Date, plus any related Accrued  Certificate  Interest  remaining unpaid from any prior Distribution Date.

        Class M-9  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date (i) prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect for that  Distribution  Date, the remaining  Principal  Distribution  Amount for that  Distribution  Date after  distribution of the Class A,
Class  M-1,  Class  M-2,  Class  M-3,  Class M-4,  Class  M-5,  Class  M-6,  Class M-7 and Class M-8  Principal
Distribution  Amounts  or (ii) on or after  the  Stepdown  Date if a Trigger  Event is not in  effect  for that
Distribution Date, (a) the lesser of:

                      (i)    the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5,
                      Class M-6, Class M-7 and Class M-8 Principal Distribution Amounts; and

                      (ii)   the excess, if any, of (A) the sum of (1) the aggregate Certificate Principal
                      Balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class
                      M-6, Class M-7 and Class M-8 Certificates (after taking into account the payment of the
                      Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7
                      and Class M-8 Principal Distribution Amounts for that Distribution Date) and (2) the
                      Certificate Principal Balance of the Class M-9 Certificates immediately prior to that
                      Distribution Date over (B) the lesser of (x) the product of (1) the applicable
                      Subordination Percentage and (2) the aggregate Stated Principal Balance of the Mortgage
                      Loans after giving effect to distributions to be made on that Distribution Date and (y)
                      the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the
                      Overcollateralization Floor.

        Class  M-10  Certificate:  Any  one of  the  Class  M-10  Certificates  executed  by  the  Trustee  and authenticated  by the Certificate  Registrar  substantially  in the form annexed hereto as Exhibit B, senior to the Class SB  Certificates  and Class R  Certificates  with  respect to  distributions  and the  allocation  of
Realized  Losses as set forth in  Section  4.05,  and  evidencing  (i) an  interest  designated  as a  "regular interest"  in REMIC II for  purposes  of the REMIC  Provisions  and (ii) the right to receive the Class M Basis
Risk  Shortfall  Carry-Forward  Amount  from Excess Cash Flow and the Swap  Agreement  to the extent  described herein.

        Class  M-10  Interest  Distribution  Amount:  With  respect  to the  Class  M-10  Certificates  and any
Distribution  Date, the aggregate  amount of Accrued  Certificate  Interest to be distributed to the holders of such Class for such  Distribution  Date, plus any related Accrued  Certificate  Interest  remaining unpaid from any prior Distribution Date.

        Class M-10  Principal  Distribution  Amount:  With  respect to any  Distribution  Date (i) prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect for that  Distribution  Date, the remaining  Principal  Distribution  Amount for that  Distribution  Date after  distribution of the Class A,
Class  M-1,  Class M-2,  Class  M-3,  Class M-4,  Class  M-5,  Class  M-6,  Class M-7,  Class M-8 and Class M-9
Principal  Distribution  Amounts or (ii) on or after the Stepdown  Date if a Trigger Event is not in effect for that Distribution Date, (a) the lesser of:

                      (i)    the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5,
                      Class M-6, Class M-7, Class M-8 and Class M-9 Principal Distribution Amounts; and

                      (ii)   the excess, if any, of (A) the sum of (1) the aggregate Certificate Principal
                      Balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class
                      M-6, Class M-7, Class M-8 and M-9 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class
                      M-7, Class M-8 and Class M-9 Principal Distribution Amounts for that Distribution Date)
                      and (2) the Certificate Principal Balance of the Class M-10 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution
                      Date and (y) the excess, if any, of the aggregate Stated Principal Balance of the
                      Mortgage Loans after giving effect to distributions to be made on that Distribution
                      Date, over the Overcollateralization Floor.

        Class R Certificates:  Collectively, the Class R-I Certificates and the Class R II Certificates.

        Class  R-I  Certificate:   Any  one  of  the  Class  R-I  Certificates  executed  by  the  Trustee  and authenticated  by the  Certificate  Registrar  substantially  in the  form  annexed  hereto  as  Exhibit  E and evidencing an interest designated as a "residual interest" in REMIC I for purposes of the REMIC Provisions.

        Class  R-II  Certificate:  Any  one of  the  Class  R-II  Certificates  executed  by  the  Trustee  and authenticated  by the  Certificate  Registrar  substantially  in the  form  annexed  hereto  as  Exhibit  E and evidencing an interest designated as a "residual interest" in REMIC II for purposes of the REMIC Provisions.

        Class SB Certificate:  Any one of the Class SB Certificates  executed by the Trustee and  authenticated by the Certificate  Registrar  substantially  in the form annexed hereto as Exhibit D, subordinate to the Class
A Certificates  and Class M Certificates  with respect to  distributions  and the allocation of Realized Losses as set forth in Section  4.05,  and  evidencing  an  interest  comprised  of  "regular  interests"  in REMIC II together with certain rights to payments under the Swap Agreement for purposes of the REMIC Provisions.

        Closing Date:  March 28, 2006.

        Code:  The Internal Revenue Code of 1986, as amended.

        Commission:  The Securities and Exchange Commission.

        Corporate  Trust  Office:  The  principal  office of the  Trustee at which at any  particular  time its corporate  trust business with respect to this  Agreement  shall be  administered,  which office at the date of the  execution of this  instrument  is located at U.S. Bank  National  Association,  EP-MN-WS3D,  60 Livingston
Avenue, St. Paul, Minnesota 55107, Attn:  Structured Finance/RAMP 2006-NC3.

        Credit Repository:  Equifax, Transunion and Experian, or their successors in interest.

        Curtailment:  Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

        Custodial  Account:  The custodial account or accounts created and maintained  pursuant to Section 3.07 in the name of a depository institution,  as custodian for the holders of the Certificates,  for the holders of certain  other  interests  in  mortgage  loans  serviced  or sold by the  Master  Servicer  and for the  Master
Servicer,  into which the amounts set forth in Section  3.07 shall be deposited  directly.  Any such account or accounts shall be an Eligible Account.

        Custodial  Agreement:  An agreement that may be entered into among the Depositor,  the Master Servicer, the Trustee and a Custodian in substantially the form of Exhibit F hereto.

        Custodian:  A custodian appointed pursuant to a Custodial Agreement.

        Cut-off Date:  March 1, 2006.

        Cut-off Date Balance:  $520,000,015.36.

        Cut-off Date  Principal  Balance:  With  respect to any Mortgage  Loan,  the unpaid  principal  balance thereof at the Cut-off Date after giving  effect to all  installments  of principal due on or prior thereto (or due during the month of the Cut-off Date), whether or not received.

        Debt  Service  Reduction:  With respect to any Mortgage  Loan,  a reduction  in the  scheduled  Monthly
Payment for such  Mortgage  Loan by a court of  competent  jurisdiction  in a proceeding  under the  Bankruptcy
Code, except such a reduction  constituting a Deficient  Valuation or any reduction that results in a permanent forgiveness of principal.

        Defaulting Party:  As defined in the Swap Agreement.

        Deficient  Valuation:  With  respect  to any  Mortgage  Loan,  a  valuation  by a  court  of  competent jurisdiction  of the  Mortgaged  Property in an amount less than the then  outstanding  indebtedness  under the
Mortgage  Loan,  or any  reduction  in the amount of  principal  to be paid in  connection  with any  scheduled
Monthly Payment that  constitutes a permanent  forgiveness of principal,  which valuation or reduction  results from a proceeding under the Bankruptcy Code.

        Definitive Certificate:  Any definitive, fully registered Certificate.

        Deleted  Mortgage  Loan:  A Mortgage  Loan  replaced  or to be  replaced  with a  Qualified  Substitute
Mortgage Loan.

        Delinquent:  As used  herein,  a  Mortgage  Loan is  considered  to be:  "30 to 59 days" or "30 or more days"  delinquent  when a payment due on any scheduled  due date remains  unpaid as of the close of business on the next following  monthly  scheduled due date; "60 to 89 days" or "60 or more days" delinquent when a payment due on any  scheduled  due date  remains  unpaid as of the close of  business on the second  following  monthly scheduled due date; and so on. The  determination  as to whether a Mortgage Loan falls into these categories is made as of the close of business on the last  business day of each month.  For example,  a Mortgage Loan with a payment due on July 1 that  remained  unpaid as of the close of business on August 31 would then be  considered to be 30 to 59 days  delinquent.  Delinquency  information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

        Depositor:  As defined in the preamble hereto.

        Depository:  The Depository Trust Company, or any successor  Depository hereafter named. The nominee of the initial  Depository for purposes of registering those  Certificates that are to be Book-Entry  Certificates is Cede & Co. The Depository shall at all times be a "clearing  corporation" as defined in Section  8-102(a)(5)
of the Uniform  Commercial  Code of the State of New York and a "clearing  agency"  registered  pursuant to the provisions of Section 17A of the Exchange Act.

        Depository  Participant:  A broker,  dealer,  bank or other  financial  institution or other Person for whom from time to time a Depository effects book-entry  transfers and pledges of securities  deposited with the
Depository.

        Destroyed  Mortgage Note: A Mortgage Note the original of which was  permanently  lost or destroyed and has not been replaced.

        Determination  Date: With respect to any Distribution  Date, the 20th day (or if such 20th day is not a
Business Day, the Business Day  immediately  following such 20th day) of the month of the related  Distribution
Date.

        Disqualified  Organization:  Any organization  defined as a "disqualified  organization"  under Section
860E(e)(5) of the Code,  which  includes any of the following:  (i) the United  States,  any State or political subdivision  thereof,  any  possession of the United  States,  or any agency or  instrumentality  of any of the foregoing  (other than an  instrumentality  which is a corporation  if all of its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by such  governmental  unit),
(ii) a foreign  government,  any international  organization,  or any agency or  instrumentality  of any of the foregoing,  (iii) any organization  (other than certain farmers'  cooperatives  described in Section 521 of the
Code) which is exempt from the tax imposed by Chapter 1 of the Code  (including  the tax imposed by Section 511 of the Code on  unrelated  business  taxable  income)  and  (iv)  rural  electric  and  telephone  cooperatives described in Section  1381(a)(2)(C) of the Code. A Disqualified  Organization also includes any "electing large partnership,"  as defined in  Section  775(a) of the Code and any other  Person so  designated  by the  Trustee based upon an Opinion of Counsel that the holding of an  Ownership  Interest in a Class R  Certificate  by such
Person may cause any REMIC or any Person  having an  Ownership  Interest  in any Class of  Certificates  (other than such Person) to incur a liability  for any federal tax imposed  under the Code that would not otherwise be imposed but for the  Transfer of an  Ownership  Interest in a Class R  Certificate  to such  Person.  The terms
"United States", "State" and "international  organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

        Distribution  Date: The 25th day of any month  beginning in the month  immediately  following the month of the initial  issuance of the  Certificates  or, if such 25th day is not a Business  Day,  the  Business  Day immediately following such 25th day.

        DTC Letter:  The Letter of  Representations,  dated March 28, 2006,  between the Trustee,  on behalf of the Trust Fund, and the Depository.

        Due Date: With respect to any  Distribution  Date and any Mortgage Loan, the day during the related Due
Period on which the Monthly Payment is due.

        Due Period:  With respect to any Distribution Date, the calendar month of such Distribution Date.

        Eligible  Account:  An  account  that  is  any of  the  following:  (i)  maintained  with a  depository institution  the debt  obligations  of which  have  been  rated by each  Rating  Agency in its  highest  rating available,  or (ii) an account or  accounts  in a  depository  institution  in which  such  accounts  are fully insured to the limits  established by the FDIC,  provided that any deposits not so insured shall, to the extent acceptable  to each Rating  Agency,  as  evidenced  in writing,  be  maintained  such that (as  evidenced by an
Opinion of Counsel  delivered to the Trustee and each Rating  Agency) the  registered  Holders of  Certificates have a claim with  respect to the funds in such  account or a perfected  first  security  interest  against any collateral  (which shall be limited to Permitted  Investments)  securing  such funds that is superior to claims of any other depositors or creditors of the depository  institution  with which such account is maintained,  or
(iii) in the case of the  Custodial  Account,  a trust account or accounts  maintained  in the corporate  trust department of U.S. Bank National  Association,  or (iv) in the case of the Certificate Account, a trust account or accounts  maintained  in the corporate  trust  department  of U.S.  Bank  National  Association.,  or (v) an
account or accounts of a depository  institution  acceptable  to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial  Account or the  Certificate  Account will not reduce the rating  assigned to any Class of Certificates  by such Rating Agency below the  then-current  rating by such Rating Agency).

        Eligible  Master  Servicing  Compensation:  With respect to any  Distribution  Date, an amount equal to
Prepayment  Interest  Shortfalls  resulting  from  Principal  Prepayments  in Full or  Curtailments  during the related  Prepayment  Period,  but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal
Balance of the Mortgage Loans  immediately  preceding such  Distribution  Date and (b) the sum of the Servicing
Fee,  all income and gain on amounts  held in the  Custodial  Account and the  Certificate  Account and amounts payable to the  Certificateholders  with respect to such Distribution Date and servicing  compensation to which the Master  Servicer may be entitled  pursuant to Section  3.10(a)(v)  and (vi)  provided  that for purposes of this  definition the amount of the Servicing Fee will not be reduced  pursuant to Section 7.02(a) except as may be required pursuant to the last sentence of such Section 7.02(a).

        ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

        Event of Default:  As defined in Section 7.01.

        Excess Cash Flow:  With respect to the Mortgage  Loans and any  Distribution  Date,  an amount equal to the sum of (A) the excess of (1) the  Available  Distribution  Amount  (other than the portion of the Available
Distribution  Amount  described in clause  (a)(vi) of the definition of Available  Distribution  Agreement) for that  Distribution  Date over (2) the sum of (x) the Interest  Distribution  Amount for that  Distribution Date and (y) the lesser of (i) the aggregate  Certificate  Principal Balance of the Class A and Class M Certificates
immediately  prior to such  Distribution  Date and (ii) the Principal  Remittance  Amount for that Distribution
Date to the extent not used to pay interest on the Class A and Class M Certificates on such  Distribution  Date and (B) the Overcollateralization Reduction Amount, if any, for that Distribution Date.

        Excess  Overcollateralization  Amount:  With respect to any Distribution  Date, the excess,  if any, of
(a) the  Overcollateralization  Amount on such  Distribution  Date over (b) the Required  Overcollateralization
Amount for such Distribution Date.

        Exchange Act:  The Securities Exchange Act of 1934, as amended.

        Fannie Mae: Fannie Mae, a federally  chartered and privately owned  corporation  organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

        FDIC:  The Federal Deposit Insurance Corporation or any successor thereto.

        FHA:  The Federal Housing Administration, or its successor.

        Final Certification:  As defined in Section 2.02.

        Final  Distribution  Date:  The  Distribution  Date on which the final  distribution  in respect of the
Certificates  will be made pursuant to Section 9.01, which Final  Distribution  Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

        Final Scheduled  Distribution  Date: Solely for purposes of the face of the  Certificates,  as follows:
with respect to the Class A-1  Certificates,  the Distribution  Date in January 2029; with respect to the Class
A-2  Certificates,  the  Distribution  Date in January 2036;  with respect to the Class A-3  Certificates,  the
Distribution  Date in March 2036; with respect to the Class M-1  Certificates,  The Distribution Date in March;
with  respect to the Class M-2  Certificates,  the  Distribution  Date in March;  with respect to the Class M-3
Certificates,  the  Distribution  Date  in  March  2036;  with  respect  to the  Class  M-4  Certificates,  the
Distribution  Date in March 2036; with respect to the Class M-5  Certificates,  the Distribution  Date in March
2036;  with respect to the Class M-6  Certificates,  the  Distribution  Date in March 2036; with respect to the
Class M-7 Certificates,  the Distribution  Date in March 2036; with respect to the Class M-8 Certificates,  the
Distribution  Date in March 2036; with respect to the Class M-9  Certificates,  the Distribution  Date in March
2036;  with respect to the Class M-10  Certificates,  the  Distribution  Date in March 2036 and with respect to the Class SB  Certificates,  the  Distribution  Date in February 2036. No event of default under this Agreement will arise or become  applicable  solely by reason of the  failure to retire the entire  Certificate  Principal
Balance of any Class of Class A or Class M Certificates on or before its Final Scheduled Distribution Date.

        Fixed Swap  Payment:  With respect to any  Distribution  Date on or prior to the  Distribution  Date in
February  2010,  an amount  equal to the product of (x) a fixed rate equal to 5.046%  per annum,  (y) the  Swap
Agreement  Notional  Balance for that  Distribution  Date and (z) a fraction,  the numerator of which is 30 and the denominator of which is 360.

        Floating Swap Payment:  With respect to any Distribution  Date on or prior to the Distribution  Date in
February 2010, an amount equal to the product of (x) Swap LIBOR,  (y) the Swap Agreement  Notional  Balance for
that  Distribution  Date and  (z) a  fraction,  the  numerator  of which is equal to the  number of days in the related calculation period as provided in the Swap Agreement and the denominator of which is 360.

        Foreclosure  Profits:  With  respect to any  Distribution  Date or related  Determination  Date and any
Mortgage Loan, the excess,  if any, of Liquidation  Proceeds,  Insurance  Proceeds and REO Proceeds (net of all
amounts  reimbursable  therefrom  pursuant  to Section  3.10(a)(ii))  in respect of each  Mortgage  Loan or REO
Property for which a Cash  Liquidation or REO Disposition  occurred in the related  Prepayment  Period over the sum of the unpaid principal  balance of such Mortgage Loan or REO Property  (determined,  in the case of an REO
Disposition,  in accordance  with Section  3.14) plus accrued and unpaid  interest at the Mortgage Rate on such unpaid  principal  balance from the Due Date to which  interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

        Freddie Mac: The Federal Home Loan  Mortgage  Corporation,  a corporate  instrumentality  of the United
States  created and existing  under Title III of the  Emergency  Home Finance Act of 1970,  as amended,  or any successor thereto.

        Gross Margin:  With respect to each  adjustable  rate Mortgage Loan, the fixed  percentage set forth in the related  Mortgage Note and indicated in Exhibit G hereto as the "NOTE  MARGIN,"  which  percentage is added to the related Index on each Adjustment  Date to determine  (subject to rounding in accordance with the related
Mortgage  Note,  the Periodic Cap, the Maximum  Mortgage Rate and the Minimum  Mortgage Rate) the interest rate to be borne by such Mortgage Loan until the next Adjustment Date.

        Independent:  When used with respect to any  specified  Person,  means such a Person who (i) is in fact independent of the Depositor,  the Master  Servicer and the Trustee,  or any Affiliate  thereof,  (ii) does not have any direct financial  interest or any material indirect  financial  interest in the Depositor,  the Master
Servicer or the Trustee or in an Affiliate thereof,  and (iii) is not connected with the Depositor,  the Master
Servicer or the Trustee as an officer, employee,  promoter,  underwriter,  trustee, partner, director or person performing similar functions.

        Index:  With respect to any adjustable rate Mortgage Loan and as to any Adjustment  Date therefor,  the related index as stated in the related Mortgage Note.

        Initial  Certificate  Principal  Balance:  With respect to each Class of  Certificates  (other than the
Class R Certificates),  the Certificate  Principal Balance of such Class of Certificates as of the Closing Date as set forth in the Preliminary Statement hereto.

        Insurance  Proceeds:  Proceeds paid in respect of the Mortgage Loans pursuant to any Primary  Insurance
Policy or any other  related  insurance  policy  covering a Mortgage  Loan,  to the extent  such  proceeds  are payable to the mortgagee under the Mortgage,  any  Subservicer,  the Master Servicer or the Trustee and are not
applied to the  restoration of the related  Mortgaged  Property or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

        Interest Accrual Period:  With respect to the Class A or Class M Certificates,  (i) with respect to the
Distribution  Date in April 2006,  the period  commencing  on the Closing Date and ending on the day  preceding the  Distribution  Date in April 2006, and (ii) with respect to any  Distribution  Date after the  Distribution
Date in April 2006,  the period  commencing on the  Distribution  Date in the month  immediately  preceding the month in which such  Distribution  Date occurs and ending on the day preceding  such  Distribution  Date.  With respect to the Class SB Certificates and any Distribution Date, the prior calendar month.

        Interest  Distribution  Amount:  The sum of the Class A, Class M-1,  Class M-2,  Class M-3,  Class M-4,
Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Interest Distribution Amounts.

        Interested Person: As of any date of determination,  the Depositor,  the Master Servicer,  the Trustee,
any  Mortgagor,  any Manager of a  Mortgaged  Property,  or any Person  known to a  Responsible  Officer of the
Trustee to be an Affiliate of any of them.

        Interim Certification:  As defined in Section 2.02.

        Late  Collections:  With  respect to any Mortgage  Loan,  all amounts  received  during any Due Period, whether as late  payments of Monthly  Payments or as Insurance  Proceeds,  Liquidation  Proceeds or  otherwise, which  represent late payments or collections of Monthly  Payments due but delinquent for a previous Due Period and not previously recovered.

        LIBOR:  With respect to any  Distribution  Date, the arithmetic  mean of the London  interbank  offered rate quotations for one-month U.S. Dollar  deposits,  expressed on a per annum basis,  determined in accordance with Section 1.02.

        LIBOR  Business  Day:  Any day other  than (i) a  Saturday  or  Sunday  or (ii) a day on which  banking institutions in London, England are required or authorized to by law to be closed.

        LIBOR Rate  Adjustment  Date:  With respect to each  Distribution  Date,  the second LIBOR Business Day immediately preceding the commencement of the related Interest Accrual Period.

        Liquidation  Proceeds:  Amounts  (other than  Insurance  Proceeds)  received by the Master  Servicer in connection  with the taking of an entire  Mortgaged  Property  by  exercise  of the power of eminent  domain or condemnation  or in connection with the  liquidation of a defaulted Loan through  trustee's  sale,  foreclosure sale or otherwise, other than REO Proceeds and Subsequent Recoveries.

        Loan-to-Value  Ratio: As of any date, the fraction,  expressed as a percentage,  the numerator of which is the current principal  balance of the related Mortgage Loan at the date of determination  (plus, in the case of a junior lien Mortgage  Loan,  the principal  balance of the Senior  Mortgage Loan on the Related  Mortgaged
Property) and the denominator of which is the Appraised Value of the related Mortgaged Property.

        Marker Rate: With respect to the Class SB  Certificates or the REMIC II Regular  Interest SB-IO and any
Distribution  Date, a per annum rate equal to two (2) multiplied by the weighted average of the  Uncertificated
REMIC I  Pass-Through  Rates for each REMIC I Regular  Interest  (other than the REMIC I Regular  Interest  AA)
with the rates on each such REMIC I Regular  Interest  (other  than REMIC I Regular  Interest  ZZ) subject to a cap equal to the  Pass-Through  Rate for the  corresponding  Class for such REMIC I Regular  Interest,  and the rate on REMIC I Regular Interest ZZ subject to a cap of zero, in each case for purposes of this calculation.

        Maturity Date: With respect to each Class of Certificates  representing  ownership of regular  interest or  Uncertificated  Regular Interests issued by each of REMIC I and REMIC II the latest possible maturity date, solely for  purposes of Section  1.860G-1(a)(4)(iii)  of the  Treasury  Regulations,  by which the  Certificate
Principal  Balance of each such Class of Certificates  representing a regular  interest in the Trust Fund would be reduced to zero, which is, for each such regular  interest,  the  Distribution  Date in March 2036, which is the  Distribution  Date  occurring in the month  following the last scheduled  monthly  payment of the Mortgage
Loans.

        Maximum  Mortgage  Loan Rate:  With  respect to the Class A and Class M  Certificates  and any Interest
Accrual Period, 14.00% per annum.

        Maximum  Mortgage  Rate:  With respect to any  adjustable  rate Mortgage  Loan,  the rate  indicated in
Exhibit G hereto as the "NOTE  CEILING,"  which rate is the maximum  interest  rate that may be  applicable  to such adjustable rate Mortgage Loan at any time during the life of such Mortgage Loan.

        Maximum  Net  Mortgage  Rate:  With  respect  to any  adjustable  rate  Mortgage  Loan  and any date of determination,  the  Maximum  Mortgage  Rate  minus  the sum of (i) the  Subservicing  Fee  Rate  and  (ii) the
Servicing Fee Rate.

        MERS: Mortgage Electronic  Registration  Systems,  Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

        MERS(R)System:  The system of recording transfers of Mortgages electronically maintained by MERS.

        MIN:  The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R)System.

        Minimum  Mortgage Rate:  With respect to any adjustable rate Mortgage Loan, the greater of (i) the Note
Margin and (ii) the rate  indicated in Exhibit G hereto as the "NOTE  FLOOR",  which rate may be  applicable to such adjustable rate Mortgage Loan at any time during the life of such adjustable rate Mortgage Loan.

        Modified Mortgage Loan:  Any Mortgage Loan that has been the subject of a Servicing Modification.

        Modified  Mortgage  Rate:  With  respect  to any  Mortgage  Loan  that is the  subject  of a  Servicing
Modification,  the Mortgage  Rate,  minus the rate per annum by which the Mortgage  Rate on such  Mortgage Loan was reduced.

        Modified  Net  Mortgage  Rate:  With  respect to any  Mortgage  Loan that is the subject of a Servicing
Modification,  the Net  Mortgage  Rate,  minus the rate per annum by which the Mortgage  Rate on such  Mortgage
Loan was reduced.

        MOM Loan:  With respect to any Mortgage  Loan,  MERS acting as the  mortgagee  of such  Mortgage  Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns,  at the  origination thereof.
        Monthly  Payment:  With respect to any Mortgage Loan  (including  any REO Property) and the Due Date in any Due  Period,  the  payment of  principal  and  interest  due thereon in  accordance  with the  amortization schedule  at the time  applicable  thereto  (after  adjustment,  if any,  for  Curtailments  and for  Deficient
Valuations  occurring prior to such Due Date but before any adjustment to such amortization  schedule by reason of any  bankruptcy,  other than a Deficient  Valuation,  or similar  proceeding  or any  moratorium  or similar waiver or grace  period and before any  Servicing  Modification  that  constitutes  a reduction of the interest rate on such Mortgage Loan).

        Moody's:  Moody's Investors Service, Inc., or its successor in interest.

        Mortgage:  With respect to each Mortgage Note related to a Mortgage Loan,  the mortgage,  deed of trust or other  comparable  instrument  creating  a first or  junior  lien on an estate  in fee  simple or  leasehold interest in real property securing a Mortgage Note.

        Mortgage File: The mortgage  documents listed in Section 2.01 pertaining to a particular  Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

        Mortgage Loan Schedule:  The lists of the Mortgage Loans attached  hereto as Exhibit G (as amended from time to time to reflect the addition of Qualified  Substitute  Mortgage Loans),  which lists shall set forth at a minimum the following information as to each Mortgage Loan:

                      (i)    the Mortgage Loan identifying number ("RFC LOAN #");

                      (ii)   [reserved];

                      (iii)  the maturity of the Mortgage Note ("MATURITY DATE" or "MATURITY DT") for
                      Mortgage Loans;

                      (iv)   the Mortgage Rate as of origination ("ORIG RATE");

                      (v)    the Mortgage Rate as of the Cut-off Date for an adjustable rate Mortgage Loan
                      ("CURR RATE");

                      (vi)   the Net Mortgage Rate as of the Cut-off Date ("CURR NET");

                      (vii)  the scheduled monthly payment of principal, if any, and interest as of the
                      Cut-off Date ("ORIGINAL P & I" or "CURRENT P & I" for the adjustable rate Mortgage
                      Loans);

                      (viii) the Cut-off Date Principal Balance ("PRINCIPAL BAL");

                      (ix)   the Loan-to-Value Ratio at origination ("LTV");

                      (x)    a code "T", "BT" or "CT" under the column "LN FEATURE," indicating that the
                      Mortgage Loan is secured by a second or vacation residence (the absence of any such code means the Mortgage Loan is secured by a primary residence);

                      (xi)   a code "N" under the column "OCCP CODE", indicating that the Mortgage Loan is secured by a non-owner occupied residence (the absence of any such code means the
                      Mortgage Loan is secured by an owner occupied residence);

                      (xii)  the Maximum Mortgage Rate for the adjustable rate Mortgage Loans ("NOTE
                      CEILING");

                      (xiii) the Maximum Net Mortgage Rate for the adjustable rate Mortgage Loans ("NET
                      CEILING");

                      (xiv)  the Note Margin for the adjustable rate Mortgage Loans ("NOTE MARGIN");

                      (xv)   the first Adjustment Date after the Cut-off Date for the adjustable rate
                      Mortgage Loans ("NXT INT CHG DT");

                      (xvi)  the Periodic Cap for the adjustable rate Mortgage Loans ("PERIODIC DECR" or
                      "PERIODIC INCR"); and

                      (xvii) (the rounding of the semi-annual or annual adjustment to the Mortgage Rate with respect to the adjustable rate Mortgage Loans ("NOTE METHOD").

        Such  schedules  may consist of multiple  reports that  collectively  set forth all of the  information required.

        Mortgage  Loans:  Such of the  mortgage  loans  transferred  and  assigned to the  Trustee  pursuant to
Section  2.01 as from  time to time are held or deemed to be held as a part of the  Trust  Fund,  the  Mortgage
Loans  originally so held being  identified in the initial  Mortgage Loan  Schedule,  and Qualified  Substitute
Mortgage  Loans held or deemed  held as part of the Trust Fund  including,  without  limitation,  each  related
Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

        Mortgage  Note:  The  originally  executed  note or  other  evidence  of  indebtedness  evidencing  the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

        Mortgage  Rate:  With respect to any Mortgage  Loan,  the interest  rate borne by the related  Mortgage
Note, or any  modification  thereto other than a Servicing  Modification.  The Mortgage Rate on the  adjustable rate Mortgage Loans will adjust on each  Adjustment  Date to equal the sum (rounded to the nearest  multiple of one-eighth of one percent  (0.125%) or up to the nearest  one-eighth  of one percent,  which are indicated by a
"U" on Exhibit G, except in the case of the adjustable  rate Mortgage Loans indicated by an "X" on Exhibit G or hereto under the heading "NOTE  METHOD"),  of the related  Index plus the Note Margin,  in each case subject to the applicable Periodic Cap, Maximum Mortgage Rate and Minimum Mortgage Rate.

        Mortgaged Property:  The underlying real property securing a Mortgage Loan.

        Mortgagor:  The obligor on a Mortgage Note.

        Net  Mortgage  Rate:  With respect to any Mortgage  Loan as of any date of  determination,  a per annum rate  equal to the  Mortgage  Rate for such  Mortgage  Loan as of such date  minus  the sum of (i) the  related
Servicing Fee Rate and (ii) the related Subservicing Fee Rate.

        Net Swap  Payment:  With  respect  to each  Distribution  Date,  the net  payment  required  to be made pursuant to the terms of the Swap Agreement by either the Swap  Counterparty  or the Trustee,  on behalf of the
Trust, which net payment shall not take into account any Swap Termination Payment.

        Net WAC Cap Rate:  With  respect  to any  Distribution  Date and the Class A  Certificates  and Class M
Certificates,  a per annum rate (which will not be less than zero)  equal to the  excess,  if any, of (I),  the product of (A) the weighted  average of the Net Mortgage  Rates (or, if  applicable,  the Modified Net Mortgage
Rates) on the  Mortgage  Loans  using the Net  Mortgage  Rates in effect for the Monthly  Payments  due on such
Mortgage  Loans during the related Due Period and (B) a  fraction  expressed as a percentage,  the numerator of which is 30 and the denominator of which is the actual number of days in the related  Interest  Accrual Period, over  (II) the  product of (A) a  fraction  expressed as a  percentage,  the numerator of which is any Net Swap
Payments owed to the Swap  Counterparty  or Swap  Termination  Payment not due to a Swap  Counterparty  Trigger
Event owed to the Swap  Counterparty and the denominator of which is the aggregate Stated Principal  Balance of the Mortgage  Loans before giving effect to  distributions  of principal to be made on such  Distribution  Date and (B) a fraction  expressed as a percentage,  the numerator of which is 360 and the  denominator  of which is the actual number of days in the related  Interest Accrual Period.  [For federal income tax purposes,  however, clause (I) (A) above  shall be the  equivalent  of that which is provided  in such  clause  expressed  as a per annum rate  equal to the  weighted  average of the  Uncertificated  REMIC I  Pass-Through  Rates on the REMIC I
Regular Interests,  weighted on the basis of the Uncertificated  Principal Balance of each such REMIC I Regular
Interest.]

        Non-Primary  Residence  Loans:  The  Mortgage  Loans  designated  as  secured  by  second  or  vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

        Non-United States Person:  Any Person other than a United States Person.

        Nonrecoverable  Advance:  Any Advance  previously made or proposed to be made by the Master Servicer or
Subservicer  in respect of a Mortgage  Loan  (other  than a Deleted  Mortgage  Loan)  which,  in the good faith judgment of the Master  Servicer,  will not, or, in the case of a proposed  Advance,  would not, be  ultimately recoverable by the Master Servicer from related Late Collections,  Insurance Proceeds,  Liquidation Proceeds or
REO Proceeds.  To the extent that any Mortgagor is not obligated  under the related  Mortgage  documents to pay or reimburse any portion of any Servicing  Advances that are outstanding  with respect to the related  Mortgage
Loan as a result of a modification of such Mortgage Loan by the Master  Servicer,  which forgives amounts which the Master Servicer or Subservicer had previously  advanced,  and the Master Servicer  determines that no other source of payment or  reimbursement  for such  advances is available to it, such  Servicing  Advances  shall be deemed  to be  Nonrecoverable  Advances.  The  determination  by  the  Master  Servicer  that  it  has  made  a
Nonrecoverable  Advance shall be evidenced by an Officer's Certificate delivered to the Depositor,  the Trustee and the Master  Servicer  setting  forth such  determination,  which  shall  include any other  information  or reports  obtained  by the  Master  Servicer  such  as  property  operating  statements,  rent  rolls,  property inspection reports and engineering reports,  which may support such determinations.  Notwithstanding the above, the  Trustee  shall be  entitled  to rely  upon any  determination  by the  Master  Servicer  that any  Advance previously  made is a  Nonrecoverable  Advance  or that any  proposed  Advance,  if made,  would  constitute  a
Nonrecoverable Advance.

        Nonsubserviced  Mortgage  Loan:  Any  Mortgage  Loan that,  at the time of  reference  thereto,  is not subject to a Subservicing Agreement.

        Note Margin:  With respect to each  adjustable  rate Mortgage Loan,  the fixed  percentage set forth in the related  Mortgage Note and indicated in Exhibit G hereto as the "NOTE  MARGIN,"  which  percentage is added to the Index on each  Adjustment  Date to  determine  (subject  to  rounding  in  accordance  with the  related
Mortgage  Note,  the Periodic Cap, the Maximum  Mortgage Rate and the Minimum  Mortgage Rate) the interest rate to be borne by such adjustable rate Mortgage Loan until the next Adjustment Date.

        Notional  Amount:  With respect to the Class SB  Certificates  or the REMIC II Regular  Interest SB-IO,
immediately  prior to any  Distribution  Date, the aggregate of the  Uncertificated  Principal  Balances of the
REMIC I Regular Interests.

        Notional  Principal  Balance:  With respect to any Mortgage Loan or related REO Property,  at any given time, the Stated Principal Balance of such Mortgage Loan or related REO Property.

        Officers'  Certificate:  A  certificate  signed by the  Chairman of the Board,  the  President,  a Vice
President,  Assistant Vice President,  Director,  Managing Director, the Treasurer, the Secretary, an Assistant
Treasurer  or an  Assistant  Secretary  of the  Depositor  or the  Master  Servicer,  as the case  may be,  and delivered to the Trustee, as required by this Agreement.

        Opinion of Counsel:  A written  opinion of counsel  acceptable to the Trustee and the Master  Servicer, who may be counsel  for the  Depositor  or the  Master  Servicer,  provided  that any  opinion  of counsel  (i)
referred to in the definition of "Disqualified  Organization" or (ii) relating to the  qualification of REMIC I or REMIC II as REMICs or compliance with the REMIC Provisions must, unless otherwise  specified,  be an opinion of Independent counsel.

        Optional  Termination  Date:  Any  Distribution  Date on or after  which the Stated  Principal  Balance
(after giving  effect to  distributions  to be made on such  Distribution  Date) of the Mortgage  Loans is less than 10.00% of the Cut-off Date Balance.

        Outstanding  Mortgage Loan: With respect to the Due Date in any Due Period,  a Mortgage Loan (including an REO  Property)  that was not the  subject  of a  Principal  Prepayment  in  Full,  Cash  Liquidation  or REO
Disposition  and that was not purchased,  deleted or substituted for prior to such Due Date pursuant to Section
2.02, 2.03, 2.04 or 4.07.

        Overcollateralization  Amount:  With respect to any Distribution  Date, the excess,  if any, of (a) the aggregate  Stated  Principal  Balance of the Mortgage Loans before giving effect to  distributions of principal to be made on such  Distribution Date over (b) the aggregate  Certificate  Principal Balance of the Class A and
Class M  Certificates  as of such date,  before  taking into account  distributions  of principal to be made on that Distribution Date.

        Overcollateralization Floor:  An amount equal to the product of 0.50% and the Cut-off Date Balance.

        Overcollateralization  Increase Amount:  With respect to any Distribution  Date, an amount equal to the lesser of (i) the Excess Cash Flow for that  Distribution  Date available to make payments  pursuant to Section
4.02(c)(xv)  and  (ii)  the  excess,  if  any,  of (x)  the  Required  Overcollateralization  Amount  for  that
Distribution Date over (y) the Overcollateralization Amount for that Distribution Date.

        Overcollateralization  Reduction  Amount:  With respect to any  Distribution  Date for which the Excess
Overcollateralization  Amount is, or would be, after taking into account all other  distributions to be made on
such   Distribution   Date,   greater   than  zero,   an  amount   equal  to  the  lesser  of  (i)  the  Excess
Overcollateralization  Amount for that  Distribution  Date and (ii) the  Principal  Remittance  Amount for such
Distribution Date.

        Ownership  Interest:  With  respect to any  Certificate,  any  ownership  or security  interest in such
Certificate,  including any interest in such Certificate as the Holder thereof and any other interest  therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

        Pass-Through  Rate: With respect to the Class A Certificates  and each Interest  Accrual Period,  a per annum rate equal to the least of (i) LIBOR plus the  related  Class A Margin,  (ii) the Maximum  Mortgage  Loan
Rate and  (iii) the Net WAC Cap Rate.  With  respect  to the Class M  Certificates  and each  Interest  Accrual
Period,  a per annum rate equal to the least of (i) LIBOR plus the  related  Class M Margin,  (ii) the  Maximum
Mortgage Loan Rate and (iii) the Net WAC Cap Rate.

        With respect to the Class SB  Certificates  or the REMIC II Regular  Interest  SB-IO,  a per annum rate equal to the  percentage  equivalent  of a fraction,  the  numerator  of which is (x) the sum, for each REMIC I
Regular  Interest,  of the  excess of the  Uncertificated  REMIC I  Pass-Through  Rate for such REMIC I Regular
Interest over the Marker Rate,  applied to the  Uncertificated  Notional Amount and the denominator of which is
(y) the aggregate Uncertificated Principal Balance of the REMIC I Regular Interests.

        Paying Agent:  U.S. Bank National Association, or any successor Paying Agent appointed by the Trustee.

        Percentage  Interest:  With respect to any Class A or Class M  Certificate,  the  undivided  percentage ownership  interest in the related Class evidenced by such  Certificate,  which percentage  ownership  interest shall  be  equal to the  Initial  Certificate  Principal  Balance  thereof  divided  by the  aggregate  Initial
Certificate  Principal  Balance of all of the  Certificates  of the same Class.  The  Percentage  Interest with respect to a Class SB Certificate or Class R Certificate shall be stated on the face thereof.

        Periodic Cap: With respect to each  adjustable  rate Mortgage  Loan,  the periodic rate cap that limits the increase or the decrease of the related  Mortgage Rate on any Adjustment  Date pursuant to the terms of the related Mortgage Note.

        Permitted Investments:  One or more of the following:

                      (i)    obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

                      (ii)   repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

                      (iii)  federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days)
                      denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be
                      A-1+ in the case of Standard & Poor's if Standard & Poor's is a Rating Agency;

                      (iv)   commercial paper and demand notes (having original maturities of not more than
                      365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper and demand notes shall have a remaining maturity of not more than 30 days;

                      (v)    a money market fund or a qualified investment fund rated by each Rating Agency in its highest long-term rating available (which may be managed by the Trustee or one of its Affiliates); and

                      (vi)   other obligations or securities that are acceptable to each Rating Agency as a
                      Permitted Investment hereunder and will not reduce the rating assigned to any Class of
                      Certificates by such Rating Agency below the then-current rating by such Rating Agency, as evidenced in writing;

provided, however, that no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Aaa in the case of Moody's, and for purposes of this Agreement, any references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean the following:  A-1 in the case of Standard & Poor's and P-1 in the case of Moody's; provided, however, that any Permitted Investment that is a short-term debt obligation rated A-1 by Standard & Poor's must satisfy the following additional conditions:  (i) the total amount of debt from A-1 issuers must be limited to the investment of monthly principal and interest payments (assuming fully amortizing collateral); (ii) the total amount of A-1 investments must not represent more than 20% of the aggregate outstanding Certificate Principal Balance of the Certificates and each investment must not mature beyond 30 days; (iii) the terms of the debt must have a predetermined fixed dollar amount of principal due at maturity that cannot vary; and (iv) if the investments may be liquidated prior to their maturity or are being relied on to meet a certain yield, interest must be tied to a single interest rate index plus a single fixed spread (if any) and must move proportionately with that index. Any Permitted Investment may be purchased by or through the Trustee or its Affiliates.

        Permitted Transferee:  Any Transferee of a Class R Certificate,  other than a Disqualified Organization or Non-United States Person.

        Person:  Any  individual,   corporation,   limited  liability  company,  partnership,   joint  venture,
association,  joint-stock company, trust,  unincorporated organization or government or any agency or political subdivision thereof.

        Pool Stated Principal Balance:  With respect to any date of determination,  the aggregate of the Stated
Principal  Balances of each Mortgage  Loan that was an  Outstanding  Mortgage Loan on the Due Date  immediately preceding the Due Period preceding such date of determination.

        Premium  Amount:  With  respect to any  Mortgage  Loan (or REO  Property)  required to be or  otherwise purchased  on any date  pursuant to Section  2.04,  an amount  equal to the  product of (x) the premium  amount percentage  set forth on Exhibit X for such date of purchase  and (y) the  Notional  Principal  Balance of such
Mortgage Loan (or REO Property).

        Prepayment Assumption:  With respect to the Class A or Class M Certificates,  the prepayment assumption to be used for  determining  the accrual of original  issue  discount  and premium and market  discount on such
Certificates  for federal income tax purposes,  which assumes a prepayment  rate of 23% HEP with respect to the fixed-rate Mortgage Loans, and 100% PPC with respect to the adjustable-rate Mortgage Loans.

        Prepayment  Interest  Shortfall:  With respect to any  Distribution  Date and any Mortgage  Loan (other than a Mortgage Loan relating to an REO  Property)  that was the subject of (a) a Principal  Prepayment in Full during the related  Prepayment  Period,  an amount  equal to the excess of one month's  interest at the related
Net  Mortgage  Rate (or  Modified  Net  Mortgage  Rate in the case of a Modified  Mortgage  Loan) on the Stated
Principal  Balance of such  Mortgage  Loan over the amount of interest  (adjusted  to the related Net  Mortgage
Rate (or Modified Net Mortgage  Rate in the case of a Modified  Mortgage  Loan)) paid by the Mortgagor for such
Prepayment  Period to the date of such  Principal  Prepayment  in Full or (b) a  Curtailment  during  the prior calendar  month,  an amount  equal to one month's  interest at the related Net  Mortgage  Rate (or Modified Net
Mortgage Rate in the case of a Modified Mortgage Loan) on the amount of such Curtailment.

        Prepayment  Period:  With respect to any  Distribution  Date, the calendar month preceding the month of distribution.

        Primary  Insurance  Policy:  Each  primary  policy of mortgage  guaranty  insurance  as  indicated by a numeric code on Exhibit G with the exception of either code "23" or "96" under the column "MI CO CODE".

        Principal  Distribution  Amount: With respect to any Distribution Date, the lesser of (a) the excess of
(i) the Available Distribution Amount over (ii) the Interest Distribution Amount and (b) the sum of:

                      (i)    the principal portion of each Monthly Payment received or Advanced with respect to the related Due Period on each Outstanding Mortgage Loan;

                      (ii)   the Stated Principal Balance of any Mortgage Loan repurchased during the related
                      Prepayment Period (or deemed to have been so repurchased in accordance with Section
                      3.07(b)) pursuant to Section 2.02, 2.03, 2.04 or 4.07, the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted
                      Mortgage Loan pursuant to Section 2.03 or 2.04 during the related Prepayment Period and the Stated Principal Balance of Mortgage Loans purchased pursuant to Section 9.01 in connection with such Distribution Date, if applicable;

                      (iii)  the principal portion of all other unscheduled collections, other than
                      Subsequent Recoveries, on the Mortgage Loans (including, without limitation, Principal
                      Prepayments in Full, Curtailments, Insurance Proceeds, Liquidation Proceeds and REO
                      Proceeds) received during the related Prepayment Period to the extent applied by the
                      Master Servicer as recoveries of principal of the Mortgage Loans pursuant to Section
                      3.14;

                      (iv)   the lesser of (a) Subsequent Recoveries for such Distribution Date and (b) the principal portion of any Realized Losses allocated to any Class of Certificates on a prior Distribution Date and remaining unpaid;

                      (v)    the sum of (I) the lesser of (a) Excess Cash Flow for that Distribution Date (to the extent not used pursuant to clause (iv) of this definition on such Distribution
                      Date) and (b) the principal portion of any Realized Losses incurred (or deemed to have been incurred) on any Mortgage Loans in the calendar month preceding such Distribution
                      Date to the extent covered by Excess Cash Flow for that Distribution Date and (II) any amount described in Clause (A) of Section 4.09(c); and

                      (vi)   the sum of (I) the lesser of (a) the Excess Cash Flow for such Distribution Date
                      (to the extent not used to cover Realized Losses pursuant to clause (iv) and (v) of this definition on such Distribution Date) and (b) the Overcollateralization Increase
                      Amount for such Distribution Date to the extent covered by Excess Cash Flow for that
                      Distribution Date and (II) any amount described in clause (B) of Section 4.09(c);

        minus

                      (vii)  any Overcollateralization Reduction Amount for such Distribution Date;

                      (viii) any Capitalization Reimbursement Amount for such Distribution Date; and

                      (ix)   any Net Swap Payments or Swap Termination Payment not due to a Swap Counterparty
                      Trigger Event due to the Swap Counterparty to the extent not previously paid from interest or principal collections on the Mortgage Loans;

provided, however, that the Principal Distribution Amount on any Distribution Date shall not be less than zero or greater than the aggregate Certificate Principal Balance of the Class A and Class M.

        Principal  Prepayment:  Any payment of  principal  or other  recovery on a Mortgage  Loan,  including a recovery that takes the form of  Liquidation  Proceeds or Insurance  Proceeds,  which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest  representing  scheduled  interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

        Principal  Prepayment in Full:  Any Principal  Prepayment  made by a Mortgagor of the entire  principal balance of a Mortgage Loan.

        Principal  Remittance  Amount:  With respect to any Distribution Date, the sum of the amounts described in  clauses  (b)(i),  (b)(ii)  and  (b)(iii)  of the  definition  of  Principal  Distribution  Amount  for that
Distribution Date.

        Program Guide: The Residential  Funding Seller Guide for mortgage  collateral  sellers that participate in Residential  Funding's standard mortgage programs,  and Residential  Funding's Servicing Guide and any other subservicing  arrangements which Residential  Funding has arranged to accommodate the servicing of the Mortgage
Loans.

        Purchase  Price:  With  respect to any  Mortgage  Loan (or REO  Property)  required to be or  otherwise purchased on any date pursuant to Section 2.02,  2.03,  2.04 or 4.07, an amount equal to the sum of (a) 100% of the Stated  Principal  Balance  thereof plus the  principal  portion of any related  unreimbursed  Advances and
(b)(1) in the case of a purchase made by a Person other than the Master  Servicer,  the unpaid accrued interest at the Adjusted  Mortgage  Rate (or Modified Net Mortgage  Rate in the case of a Modified  Mortgage  Loan) plus the related  Subservicing  Fee Rate, or (2) in the case of a purchase made by the Master  Servicer,  at the Net
Mortgage  Rate (or Modified Net Mortgage  Rate in the case of a Modified  Mortgage  Loan),  in each case on the
Stated  Principal  Balance  thereof to, but not  including,  the first day of the month  following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

        Qualified  Insurer:  A mortgage guaranty insurance company duly qualified as such under the laws of the state of its  principal  place of business and each state having  jurisdiction  over such insurer in connection with the insurance  policy issued by such insurer,  duly  authorized  and licensed in such states to transact a mortgage  guaranty  insurance  business in such  states and to write the  insurance  provided by the  insurance policy issued by it, approved as a FNMA- or  FHLMC-approved  mortgage insurer or having a claims paying ability rating of at least "AA" or equivalent rating by a nationally  recognized  statistical rating organization.  Any replacement  insurer with respect to a Mortgage Loan must have at least as high a claims paying  ability rating as the insurer it replaces had on the Closing Date.

        Qualified  Substitute  Mortgage  Loan:  A  Mortgage  Loan  substituted  by  Residential  Funding or the
Depositor  for a Deleted  Mortgage  Loan which  must,  on the date of such  substitution,  as  confirmed  in an
Officers' Certificate  delivered to the Trustee, (i) have an outstanding principal balance,  after deduction of the  principal  portion  of  the  monthly  payment  due in the  month  of  substitution  (or in the  case  of a substitution  of more than one Mortgage Loan for a Deleted  Mortgage Loan, an aggregate  outstanding  principal balance,  after such  deduction),  not in excess of the Stated  Principal  Balance of the Deleted Mortgage Loan
(the amount of any shortfall to be deposited by Residential  Funding,  in the Custodial Account in the month of substitution);  (ii) have a Mortgage  Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage  Rate and Net Mortgage  Rate,  respectively,  of the Deleted  Mortgage  Loan as of the date of substitution;  (iii) have a Loan-to-Value  Ratio at the time of substitution no higher than that of the
Deleted  Mortgage Loan at the time of  substitution;  (iv) have a remaining term to stated maturity not greater than  (and not more  than one year  less  than)  that of the  Deleted  Mortgage  Loan;  (v)  comply  with  each representation  and  warranty  set forth in  Sections  2.03 and 2.04  hereof  and  Section 4 of the  Assignment
Agreement;  and (vi) in the case of the adjustable rate Mortgage  Loans,  (w) have a Mortgage Rate that adjusts with the same  frequency and based upon the same Index as that of the Deleted  Mortgage  Loan,  (x) have a Note
Margin not less than that of the Deleted  Mortgage  Loan; (y) have a Periodic Rate Cap that is equal to that of the Deleted  Mortgage  Loan;  and (z) have a next  Adjustment  Date no later than that of the Deleted  Mortgage
Loan.

        Rating Agency:  Moody's and Standard & Poor's.  If any agency or a successor is no longer in existence,
"Rating Agency" shall be such statistical credit rating agency, or other comparable  Person,  designated by the
Depositor, notice of which designation shall be given to the Trustee and the Master Servicer.

        Realized Loss:  With respect to each Mortgage Loan (or REO Property) as to which a Cash  Liquidation or
REO Disposition has occurred,  an amount (not less than zero) equal to (i) the Stated Principal  Balance of the
Mortgage  Loan (or REO  Property) as of the date of Cash  Liquidation  or REO  Disposition,  plus (ii) interest
(and REO Imputed  Interest,  if any) at the Net Mortgage  Rate (or Modified Net Mortgage  Rate in the case of a
Modified   Mortgage   Loan)  from  the  Due  Date  as  to  which   interest   was  last  paid  or  advanced  to
Certificateholders  up to the  last  day of the  month  in which  the  Cash  Liquidation  (or REO  Disposition)
occurred on the Stated Principal  Balance of such Mortgage Loan (or REO Property)  outstanding  during each Due
Period that such  interest was not paid or advanced,  minus (iii) the  proceeds,  if any,  received  during the month in which such Cash  Liquidation  (or REO  Disposition)  occurred,  to the extent applied as recoveries of interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified  Mortgage  Loan) and to  principal of the Mortgage  Loan,  net of the portion  thereof  reimbursable  to the Master  Servicer or any
Subservicer  with  respect to related  Advances,  Servicing  Advances or other  expenses as to which the Master
Servicer  or  Subservicer  is  entitled  to  reimbursement  thereunder  but  which  have  not  been  previously reimbursed.  With respect to each Mortgage Loan which is the subject of a Servicing  Modification,  (a) (1) the amount by which the interest  portion of a Monthly  Payment or the principal  balance of such Mortgage Loan was reduced  or (2) the sum of any other  amounts  owing  under the  Mortgage  Loan  that  were  forgiven  and that constitute  Servicing Advances that are reimbursable to the Master Servicer or a Subservicer,  and (b) any such amount with  respect to a Monthly  Payment that was or would have been due in the month  immediately  following the month in which a  Principal  Prepayment  or the  Purchase  Price of such  Mortgage  Loan is  received or is deemed to have been  received.  With respect to each  Mortgage Loan which has become the subject of a Deficient
Valuation,  the difference between the principal balance of the Mortgage Loan outstanding  immediately prior to such  Deficient  Valuation  and the  principal  balance  of the  Mortgage  Loan  as  reduced  by the  Deficient
Valuation.  With respect to each  Mortgage  Loan which has become the object of a Debt Service  Reduction,  the amount  of such  Debt  Service  Reduction  attributable  to  interest.  Notwithstanding  the  above,  neither a
Deficient  Valuation  nor a Debt Service  Reduction  shall be deemed a Realized  Loss  hereunder so long as the
Master  Servicer  has  notified  the Trustee in writing  that the Master  Servicer is  diligently  pursuing any remedies  that may exist in connection  with the  representations  and  warranties  made  regarding the related
Mortgage  Loan and  either  (A) the  related  Mortgage  Loan is not in  default  with  regard to  payments  due thereunder  or (B)  delinquent  payments of principal  and  interest  under the related  Mortgage  Loan and any premiums on any applicable  primary hazard  insurance policy and any related escrow payments in respect of such
Mortgage Loan are being  advanced on a current basis by the Master  Servicer or a  Subservicer,  in either case without giving effect to any Debt Service Reduction.

        Realized  Losses  allocated  to the  Class SB  Certificates  shall be  allocated  first to the REMIC II
Regular  Interest SB-IO in reduction of the accrued but unpaid  interest  thereon until such accrued and unpaid interest  shall have been reduced to zero and then to the REMIC II  Regular  Interest SB-PO in reduction of the
Principal Balance thereof.

        Record  Date:  With  respect  to each  Distribution  Date  and the  Class A  Certificates  and  Class M
Certificates  which are  Book-Entry  Certificates,  the close of  business  on the  Business  Day prior to such
Distribution  Date. With respect to each  Distribution  Date and the  Certificates  (other than the Class A and
Class M  Certificates),  the close of business on the last  Business Day of the month next  preceding the month in which the related  Distribution  Date occurs,  except in the case of the first  Record Date,  which shall be the Closing Date.

        Reference Bank Rate:  As defined in Section 1.02.

        Regular Interest:  Any one of the regular interests in the Trust Fund.

        Regulation   AB:   Subpart   229.1100  -  Asset   Backed   Securities   (Regulation   AB),   17  C.F.R.
ss.ss.229.1100-229.1123,  as such  may be  amended  from  time to  time,  and  subject  to such  clarification  and interpretation  as have been  provided by the  Commission  in the adopting  release  (Asset-Backed  Securities,
Securities  Act  Release No.  33-8518,  70 Fed.  Reg.  1,506,  1,531  (January 7, 2005)) or by the staff of the
Commission, or as may be provided by the Commission or its staff from time to time.

        Relief Act:  The Servicemembers Civil Relief Act, as amended.

        Relief Act  Shortfalls:  Interest  shortfalls on the Mortgage  Loans  resulting  from the Relief Act or similar legislation or regulations.

        REMIC:  A "real estate  mortgage  investment  conduit"  within the meaning of Section 860D of the Code.
As used herein the term "REMIC" shall mean REMIC I and REMIC II.

        REMIC Administrator:  Residential Funding  Corporation.  If Residential Funding Corporation is found by a court of  competent  jurisdiction  to no longer be able to fulfill  its  obligations  as REMIC  Administrator under this  Agreement  the Master  Servicer or Trustee  acting as successor  master  servicer  shall  appoint a successor  REMIC  Administrator,  subject  to  assumption  of the REMIC  Administrator  obligations  under this
Agreement.

        REMIC I: The  segregated  pool of  assets  subject  hereto  (exclusive  of the  Swap  Account  and Swap
Agreement,  each of which is not an asset of any REMIC),  constituting  a portion of the primary  trust created hereby and to be administered  hereunder,  with respect to which a separate REMIC election is to be made (other than with  respect to the items in clause  (v) and the  proceeds  thereof),  consisting  of:  (i) the  Mortgage
Loans and the related  Mortgage  Files;  (ii) all payments on and  collections in respect of the Mortgage Loans due after the Cut-off  Date (other than Monthly  Payments due in the month of the Cut-off  Date) as shall be on deposit in the Custodial  Account or in the Certificate  Account and identified as belonging to the Trust Fund;
(iii)  property  which  secured  a  Mortgage  Loan  and  which  has  been  acquired  for  the  benefit  of  the
Certificateholders  by  foreclosure  or deed in lieu of  foreclosure;  (iv) the hazard  insurance  policies and
Primary  Insurance  Policies  pertaining  to the  Mortgage  Loans,  if any; and (v) all proceeds of clauses (i)
through (iv) above.

        REMIC I Regular  Interest:  Any of the  separate  non-certificated  beneficial  ownership  interests in
REMIC I issued  hereunder  and  designated  as a "regular  interest" in REMIC I. Each REMIC I Regular  Interest shall accrue  interest at the related  Uncertificated  REMIC I  Pass-Through  Rate in effect from time to time, and shall be  entitled  to  distributions  of  principal,  subject to the terms and  conditions  hereof,  in an aggregate  amount  equal to its  initial  Uncertificated  Principal  Balance  as set  forth in the  Preliminary
Statement  hereto.  The  designations  for the  respective  REMIC I  Regular  Interests  are set  forth  in the
Preliminary Statement hereto.

        REMIC I Interest Loss  Allocation  Amount:  With respect to any  Distribution  Date, an amount equal to
(a) the product of (i) the aggregate  Uncertificated  Principal  Balance of the REMIC I Regular  Interests then outstanding  and (ii) the  Uncertificated  Pass-Through  Rate for REMIC I Regular  Interest AA minus the Marker
Rate, divided by (b) 12.

        REMIC I Overcollateralized  Amount: With respect to any date of determination,  (i) 1% of the aggregate
Uncertificated  Principal  Balances of the REMIC I Regular  Interests  minus (ii) the aggregate  Uncertificated
Principal  Balances of the REMIC I Regular  Interests (other than REMIC I Regular Interests AA and ZZ), in each case as of such date of determination.

        REMIC I Principal Loss Allocation  Amount:  With respect to any  Distribution  Date, an amount equal to the product of (i) the aggregate  Stated  Principal  Balance of the Mortgage Loans then  outstanding and (ii) 1 minus a fraction,  the  numerator  of which is two times the sum of the  Uncertificated  Principal  Balances of
REMIC I Regular  Interests  A-1,  A-2,  A-3,  M-1,  M-2,  M-3,  M-4,  M-5,  M-6, M-7, M-8, M-9 and M-10 and the
denominator  of which is the sum of the  Uncertificated  Principal  Balances of A-1,  A-2,  A-3, M-1, M-2, M-3,
M-4, M-5, M-6, M-7, M-8, M-9, M-10 and ZZ.

        REMIC I Regular  Interest AA: A regular  interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related  Uncertificated  Principal  Balance,  that bears interest at the  related  Uncertificated  REMIC I  Pass-Through  Rate,  and that has such other  terms as are  described herein.

        REMIC I  Regular  Interest  A-1:  A regular  interest  in REMIC I that is held as an asset of REMIC II, that has an initial  principal  balance  equal to the  related  Uncertificated  Principal  Balance,  that bears interest  at the  related  Uncertificated  REMIC I  Pass-Through  Rate,  and that has such  other  terms as are described herein.

        REMIC I  Regular  Interest  A-2:  A regular  interest  in REMIC I that is held as an asset of REMIC II, that has an initial  principal  balance  equal to the  related  Uncertificated  Principal  Balance,  that bears interest  at the  related  Uncertificated  REMIC I  Pass-Through  Rate,  and that has such  other  terms as are described herein.

        REMIC I  Regular  Interest  A-3:  A regular  interest  in REMIC I that is held as an asset of REMIC II, that has an initial  principal  balance  equal to the  related  Uncertificated  Principal  Balance,  that bears interest  at the  related  Uncertificated  REMIC I  Pass-Through  Rate,  and that has such  other  terms as are described herein.

        REMIC I  Regular  Interest  M-1:  A regular  interest  in REMIC I that is held as an asset of REMIC II, that has an initial  principal  balance  equal to the  related  Uncertificated  Principal  Balance,  that bears interest  at the  related  Uncertificated  REMIC I  Pass-Through  Rate,  and that has such  other  terms as are described herein.

        REMIC I  Regular  Interest  M-2:  A regular  interest  in REMIC I that is held as an asset of REMIC II, that has an initial  principal  balance  equal to the  related  Uncertificated  Principal  Balance,  that bears interest  at the  related  Uncertificated  REMIC I  Pass-Through  Rate,  and that has such  other  terms as are described herein.

        REMIC I  Regular  Interest  M-3:  A regular  interest  in REMIC I that is held as an asset of REMIC II, that has an initial  principal  balance  equal to the  related  Uncertificated  Principal  Balance,  that bears interest  at the  related  Uncertificated  REMIC I  Pass-Through  Rate,  and that has such  other  terms as are described herein.

        REMIC I  Regular  Interest  M-4:  A regular  interest  in REMIC I that is held as an asset of REMIC II, that has an initial  principal  balance  equal to the  related  Uncertificated  Principal  Balance,  that bears interest  at the  related  Uncertificated  REMIC I  Pass-Through  Rate,  and that has such  other  terms as are described herein.

        REMIC I  Regular  Interest  M-5:  A regular  interest  in REMIC I that is held as an asset of REMIC II, that has an initial  principal  balance  equal to the  related  Uncertificated  Principal  Balance,  that bears interest  at the  related  Uncertificated  REMIC I  Pass-Through  Rate,  and that has such  other  terms as are described herein.

        REMIC I  Regular  Interest  M-6:  A regular  interest  in REMIC I that is held as an asset of REMIC II, that has an initial  principal  balance  equal to the  related  Uncertificated  Principal  Balance,  that bears interest  at the  related  Uncertificated  REMIC I  Pass-Through  Rate,  and that has such  other  terms as are described herein.

        REMIC I  Regular  Interest  M-7:  A regular  interest  in REMIC I that is held as an asset of REMIC II, that has an initial  principal  balance  equal to the  related  Uncertificated  Principal  Balance,  that bears interest  at the  related  Uncertificated  REMIC I  Pass-Through  Rate,  and that has such  other  terms as are described herein.

        REMIC I Regular  Interest  M-8:  A regular  interest  in REMIC II that is held as an asset of REMIC II, that has an initial  principal  balance  equal to the  related  Uncertificated  Principal  Balance,  that bears interest  at the  related  Uncertificated  REMIC II  Pass-Through  Rate,  and that has such other  terms as are described herein.

        REMIC I  Regular  Interest  M-9:  A regular  interest  in REMIC I that is held as an asset of REMIC II, that has an initial  principal  balance  equal to the  related  Uncertificated  Principal  Balance,  that bears interest  at the  related  Uncertificated  REMIC I  Pass-Through  Rate,  and that has such  other  terms as are described herein.

        REMIC I Regular  Interest  M-10:  A regular  interest  in REMIC I that is held as an asset of REMIC II, that has an initial  principal  balance  equal to the  related  Uncertificated  Principal  Balance,  that bears interest  at the  related  Uncertificated  REMIC I  Pass-Through  Rate,  and that has such  other  terms as are described herein.

        REMIC I Regular  Interest ZZ: A regular  interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related  Uncertificated  Principal  Balance,  that bears interest at the  related  Uncertificated  REMIC I  Pass-Through  Rate,  and that has such other  terms as are  described herein.

        REMIC I Regular Interest ZZ Maximum Interest  Deferral Amount:  With respect to any Distribution  Date, the  excess  of  (i)  Uncertificated  Accrued  Interest  calculated  with  the  REMIC  I  Regular  Interest  ZZ
Uncertificated  Pass-Through  Rate and an  Uncertificated  Principal  Balance  equal to the  excess  of (x) the
Uncertificated  Principal  Balance  of REMIC I  Regular  Interest  ZZ over (y) the  REMIC I  Overcollateralized
Amount,  in each case for such  Distribution  Date,  over (ii) the sum of  Uncertificated  Accrued  Interest on
REMIC I  Regular  Interest  A-1  through  REMIC I Regular  Interest  M-10,  with the rate on each such  REMIC I
Regular Interest subject to a cap equal to the Pass-Through  Rate for the  corresponding  Class for the purpose of this calculation.

        REMIC II:  The segregated pool of assets described in the Preliminary Statement.

        REMIC II  Regular  Interest:  Any  "regular  interest"  issued  by REMIC II the  ownership  of which is evidenced by a Class A Certificate, Class M Certificate or the Class SB Certificate.

        REMIC II Regular  Interest SB-IO: A separate  non-certificated  regular interest of REMIC II designated as a REMIC II Regular  Interest.  REMIC II Regular  Interest  SB-IO shall have no  entitlement to principal and shall be entitled to  distributions  of interest  subject to the terms and conditions  hereof,  in an aggregate amount  equal to interest  distributable  with respect to the Class SB  Certificates  pursuant to the terms and conditions hereof.

        REMIC II Regular  Interest SB-PO: A separate  non-certificated  regular interest of REMIC II designated as a REMIC II Regular  Interest.  REMIC II Regular  Interest  SB-PO shall have no  entitlement  to interest and shall be entitled to distributions  of principal  subject to the terms and conditions  hereof,  in an aggregate amount equal to principal  distributable  with respect to the Class SB  Certificates  pursuant to the terms and conditions hereof.

        REMIC  Provisions:  Provisions  of the  federal  income  tax  law  relating  to  real  estate  mortgage investment  conduits,  which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related  provisions,  and  temporary  and final  regulations  (or,  to the  extent not  inconsistent  with such temporary  or final  regulations,  proposed  regulations)  and  published  rulings,  notices and  announcements promulgated thereunder, as the foregoing may be in effect from time to time.

        REMIC Regular Interests:  the REMIC I Regular Interests and REMIC II Regular Interests.

        REO  Acquisition:  The  acquisition by the Master  Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

        REO Disposition:  With respect to any REO Property,  a determination by the Master Servicer that it has received  substantially  all Insurance  Proceeds,  Liquidation  Proceeds,  REO Proceeds and other  payments and recoveries  (including  proceeds of a final sale) which the Master Servicer  expects to be finally  recoverable from the sale or other disposition of the REO Property.

        REO Imputed  Interest:  With  respect to any REO  Property,  for any period,  an amount  equivalent  to interest (at a rate equal to the sum of the Net Mortgage  Rate that would have been  applicable  to the related
Mortgage Loan had it been  outstanding) on the unpaid principal  balance of the Mortgage Loan as of the date of acquisition thereof for such period.

        REO Proceeds:  Proceeds, net of expenses,  received in respect of any REO Property (including,  without limitation,  proceeds  from the rental of the related  Mortgaged  Property)  which  proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

        REO Property:  A Mortgaged  Property  acquired by the Master Servicer,  on behalf of the Trust Fund for the  benefit  of the  Certificateholders  pursuant  to Section  3.14,  through  foreclosure  or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

        Reportable  Modified  Mortgage  Loan:  Any Mortgage  Loan that (i) has been subject to an interest rate reduction,  (ii) has been subject to a term  extension  or (iii) has had amounts  owing on such  Mortgage  Loan capitalized by adding such amount to the Stated  Principal  Balance of such Mortgage Loan;  provided,  however, that a Mortgage  Loan  modified  in  accordance  with clause (i) above for a  temporary  period  shall not be a
Reportable  Modified  Mortgage Loan if such Mortgage Loan has not been  delinquent in payments of principal and interest  for six months  since the date of such  modification  if that  interest  rate  reduction  is not made permanent thereafter.

        Repurchase Event:  As defined in the Assignment Agreement.

        Request for Release:  A request for release,  the form of which is attached as Exhibit H hereto,  or an electronic request in a form acceptable to the Custodian.

        Required  Insurance  Policy:  With respect to any Mortgage Loan, any insurance policy which is required to be  maintained  from time to time  under this  Agreement,  the  Program  Guide or the  related  Subservicing
Agreement in respect of such Mortgage Loan.

        Required   Overcollateralization   Amount:   With  respect  to  any  Distribution  Date,  (a)  if  such
Distribution  Date  is  prior  to the  Stepdown  Date,  2.90%  of the  Cut-off  Date  Balance,  or (b) if  such
Distribution  Date is on or after the Stepdown  Date,  the greater of (i) 5.80% of the then  current  aggregate
Stated  Principal  Balance  of the  Mortgage  Loans  as of the end of the  related  Due  Period  and  (ii)  the
Overcollateralization  Floor;  provided,  however,  that  if  a  Trigger  Event  is  in  effect,  the  Required
Overcollateralization  Amount shall be equal to the Required  Overcollateralization  Amount for the immediately preceding  Distribution Date. The Required  Overcollateralization  Amount may be reduced from time to time with notification to the Rating Agencies.

        Residential  Funding:  Residential  Funding  Corporation,  a Delaware  corporation,  in its capacity as seller of the Mortgage  Loans to the  Depositor and not in its capacity as Master  Servicer,  and any successor thereto.

        Responsible  Officer:  When used with  respect  to the  Trustee,  any  officer of the  Corporate  Trust
Department  of the Trustee,  including  any Senior Vice  President,  any Vice  President,  any  Assistant  Vice
President,  any Assistant Secretary,  any Trust Officer or Assistant Trust Officer, or any other officer of the
Trustee, in each case with direct responsibility for the administration of this Agreement.

        RFC Exemption:  As defined in Section 5.02(e)(ii).

        Rule 144A:  Rule 144A under the Securities Act of 1933, as in effect from time to time.

        Securitization  Transaction:  Any  transaction  involving a sale or other  transfer  of mortgage  loans directly or indirectly to an issuing  entity in  connection  with an issuance of publicly  offered or privately placed, rated or unrated mortgage-backed securities.

        Senior  Enhancement  Percentage:  For any Distribution  Date, the fraction,  expressed as a percentage, the  numerator  of which is (x) the sum of (i) the  aggregate  Certificate  Principal  Balance  of the  Class M
Certificates  and (ii)  the  Overcollateralization  Amount,  in each  case  prior  to the  distribution  of the
Principal  Distribution  Amount on such  Distribution  Date and the  denominator  of which is (y) the aggregate
Stated  Principal  Balance of the  Mortgage  Loans  after  giving  effect to  distributions  to be made on that
Distribution Date.

        Servicing Accounts:  The account or accounts created and maintained pursuant to Section 3.08.

        Servicing  Advances:  All  customary,  reasonable  and  necessary  "out of pocket"  costs and  expenses incurred in connection  with a default,  delinquency or other  unanticipated  event by the Master Servicer or a
Subservicer in the  performance of its servicing  obligations,  including,  but not limited to, the cost of (i)
the  preservation,  restoration  and  protection  of a Mortgaged  Property,  (ii) any  enforcement  or judicial proceedings,  including foreclosures,  including any expenses incurred in relation to any such proceedings that result from the Mortgage Loan being  registered on the MERS System,  (iii) the  management  and  liquidation of any REO  Property,  (iv)  any  mitigation  procedures  implemented  in  accordance  with  Section  3.07 and (v)
compliance with the obligations  under Sections 3.01, 3.08, 3.11,  3.12(a) and 3.14,  including,  if the Master
Servicer or any Affiliate of the Master Servicer  provides  services such as appraisals and brokerage  services that are customarily  provided by Persons other than servicers of mortgage loans,  reasonable  compensation for such services.

        Servicing  Criteria:  The "servicing  criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

        Servicing  Fee: With respect to any Mortgage Loan and  Distribution  Date,  the fee payable  monthly to the Master  Servicer in respect of master  servicing  compensation  that accrues at an annual rate equal to the
Servicing  Fee Rate  multiplied  by the Stated  Principal  Balance of such  Mortgage Loan as of the related Due
Date in the related Due Period, as may be adjusted pursuant to Section 3.16(e).

        Servicing Fee Rate:  With respect to any Mortgage Loan,  the per annum rate  designated on the Mortgage
Loan  Schedule  as the "MSTR  SERV FEE" as may be  adjusted  with  respect to  successor  Master  Servicers  as provided in Section 7.02, which rate shall never be greater than the Mortgage Rate of such Mortgage Loan.

        Servicing  Modification:  Any  reduction of the interest rate on or the Stated  Principal  Balance of a
Mortgage  Loan,  any extension of the final  maturity date of a Mortgage  Loan,  and any increase to the Stated
Principal  Balance of a Mortgage Loan by adding to the Stated  Principal  Balance unpaid principal and interest and other amounts owing under the Mortgage  Loan,  in each case pursuant to a  modification  of a Mortgage Loan that is in default,  or for which, in the judgment of the Master  Servicer,  default is reasonably  foreseeable in accordance with Section 3.07(a).

        Servicing  Officer:  Any  officer  of  the  Master  Servicer  involved  in,  or  responsible  for,  the administration  and  servicing of the  Mortgage  Loans whose name and  specimen  signature  appear on a list of servicing officers  furnished to the Trustee on the Closing Date by the Master Servicer,  as such list may from time to time be amended.

        Sixty-Plus  Delinquency  Percentage:  With respect to any Distribution Date and the Mortgage Loans, the arithmetic  average,  for each of the three  Distribution  Dates  ending with such  Distribution  Date,  of the fraction,  expressed as a  percentage,  equal to (x) the  aggregate  Stated  Principal  Balance of the Mortgage
Loans that are 60 or more days  delinquent  in payment of principal  and interest for that  Distribution  Date, including  Mortgage Loans in bankruptcy  that are 60 or more days  delinquent,  foreclosure and REO Properties, over (y) the  aggregate  Stated  Principal  Balance of all of the Mortgage  Loans  immediately  preceding  that
Distribution Date.

        Special Servicer:  As defined in Section 3.22(a).

        Special Servicing Transfer Date:  As defined in Section 3.22(a).

        Standard & Poor's:  Standard & Poor's Ratings Services, a division of The McGraw-Hill  Companies,  Inc.
or its successors in interest.

        Startup Date:  The day designated as such pursuant to Article X hereof.

        Stated  Principal  Balance:  With respect to any Mortgage  Loan or related REO  Property,  at any given time, (i) the sum of (a) the Cut-off Date Principal  Balance of the Mortgage Loan,  (b) any amount by which the
Stated Principal Balance of the Mortgage Loan has been increased  pursuant to a Servicing  Modification,  minus
(ii) the sum of (a) the  principal  portion of the Monthly  Payments due with respect to such  Mortgage Loan or
REO Property  during each Due Period  commencing on the first Due Period after the Cut-Off Date and ending with the Due Period  related to the most recent  Distribution  Date which were  received or with respect to which an
Advance was made,  and (b) all Principal  Prepayments  with respect to such Mortgage Loan or REO Property,  and all Insurance  Proceeds,  Liquidation  Proceeds and REO Proceeds,  to the extent applied by the Master Servicer as  recoveries  of  principal  in  accordance  with  Section  3.14 with  respect to such  Mortgage  Loan or REO
Property,  in each case which were  distributed  pursuant to Section 4.02 or 4.03 on any previous  Distribution
Date,  and (c) any Realized Loss incurred  with respect to such Mortgage Loan  allocated to  Certificateholders with respect thereto for any previous Distribution Date.

        Stepdown  Date:  The  Distribution  Date  which is the  earlier to occur of (i) the  Distribution  Date immediately  succeeding  the  Distribution  Date on which the aggregate  Certificate  Principal  Balance of the
Class A  Certificates  has been  reduced  to zero or (ii) the  later  to  occur  of (x) the  Distribution  Date occurring  in April 2009 and (y) the first  Distribution  Date on which the Senior  Enhancement  Percentage  is equal to or greater than 43.60%.

        Subordination:  The provisions described in Section 4.05 relating to the allocation of Realized Losses.

        Subordination Percentage:  With respect to the Class A Certificates,  56.40%; with respect to the Class
M-1 Certificates,  63.90%;  with respect to the Class M-2 Certificates,  70.70%;  with respect to the Class M-3
Certificates,  74.60%;  with  respect  to the Class M-4  Certificates,  78.20%;  with  respect to the Class M-5
Certificates,  8150%.with  respect  to the  Class  M-6  Certificates,  84.70%;  with  respect  to the Class M-7
Certificates,  87.70%;  with  respect  to the Class M-8  Certificates,  90.20%;  with  respect to the Class M-9
Certificates, 92.20%; and with respect to the Class M-10 Certificates, 94.20%.

        Subsequent  Recoveries:  As of any Distribution  Date,  amounts received by the Master Servicer (net of any related  expenses  permitted  to be  reimbursed  pursuant to Section  3.10) or surplus  amounts held by the
Master  Servicer to cover  estimated  expenses  (including,  but not limited to,  recoveries  in respect of the representations  and warranties  made by the related Seller pursuant to the applicable  Seller's  Agreement and assigned  to the  Trustee  pursuant  to Section  2.04)  specifically  related  to a Mortgage  Loan that was the subject of a Cash Liquidation or an REO Disposition  prior to the related  Prepayment  Period and that resulted in a Realized Loss.

        Subserviced  Mortgage Loan: Any Mortgage Loan that, at the time of reference  thereto,  is subject to a
Subservicing Agreement.

        Subservicer:  Any Person with whom the Master  Servicer has entered into a  Subservicing  Agreement and who generally  satisfied the requirements  set forth in the Program Guide in respect of the  qualification of a
Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

        Subservicer Advance:  Any delinquent  installment of principal and interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

        Subservicing Account:  An account established by a Subservicer in accordance with Section 3.08.

        Subservicing  Agreement:  The written contract between the Master Servicer and any Subservicer relating to servicing and  administration  of certain Mortgage Loans as provided in Section 3.02,  generally in the form of the  servicer  contract  referred to or  contained  in the  Program  Guide or in such other form as has been approved by the Master Servicer and the Depositor.

        Subservicing  Fee:  With  respect  to any  Mortgage  Loan,  the  fee  payable  monthly  to the  related
Subservicer  (or,  in the case of a  Nonsubserviced  Mortgage  Loan,  to the  Master  Servicer)  in  respect of subservicing  and other  compensation  that accrues with  respect to each  Distribution  Date at an annual rate equal to the Subservicing  Fee Rate multiplied by the Stated Principal  Balance of such Mortgage Loan as of the related Due Date in the related Due Period.

        Subservicing  Fee Rate:  The per annum rate  designated  on the Mortgage  Loan Schedule as the "SUBSERV
FEE".

        Swap Account:  The separate trust account  created and maintained by the Trustee for the benefit of the
Certificateholders.

        Swap Agreement:  The interest rate swap agreement  between the Swap  Counterparty  and the Trustee,  on behalf of the Trust, which agreement  provides for Net Swap Payments and Swap Termination  Payments to be paid, as  provided  therein,  together  with any  schedules,  confirmations  or other  agreements  relating  thereto, attached hereto as Exhibit U.

        Swap  Agreement  Notional  Balance:  As to the Swap Agreement and each Floating Rate Payer Payment Date
(as  defined in the Swap  Agreement),  the amount  set forth on Exhibit T hereto for such  Floating  Rate Payer
Payment Date.

        Swap  Counterparty:  The swap  counterparty  under the Swap  Agreement  either (a)  entitled to receive payments from the Trustee from amounts  payable by the Trust Fund under this  Agreement or (b) required to make payments  to the  Trustee for  payments  to the Trust  Fund,  in either case  pursuant to the terms of the Swap
Agreement,  and any successor in interest or assign.  Initially,  the Swap Counterparty  shall be Deutsche Bank
AG, New York Branch.

        Swap LIBOR:  LIBOR as determined pursuant to the Swap Agreement.

        Swap  Counterparty  Trigger  Event:  With respect to any  Distribution  Date, (i) an "Event of Default"
under  the Swap  Agreement  with  respect  to  which  the  Swap  Counterparty  is a  Defaulting  Party,  (ii) a
"Termination  Event" under the Swap Agreement with respect to which the Swap  Counterparty is the sole Affected
Party,  or (iii) an  "Additional  Termination  Event" under the Swap  Agreement  with respect to which the Swap
Counterparty is the sole Affected Party.

        Swap Termination  Payment:  Upon the designation of an "Early  Termination Date" as defined in the Swap
Agreement,  the  payment  to be made by the  Trustee  on  behalf  of the  Trust to the Swap  Counterparty  from payments  from the Trust Fund,  or by the Swap  Counterparty  to the Trustee for payment to the Trust Fund,  as applicable, pursuant to the terms of the Swap Agreement.

        Tax Returns:  The federal  income tax return on Internal  Revenue  Service Form 1066,  U.S. Real Estate
Mortgage  Investment  Conduit Income Tax Return,  including  Schedule Q thereto,  Quarterly  Notice to Residual
Interest  Holders of REMIC  Taxable  Income or Net Loss  Allocation,  or any  successor  forms,  to be filed on behalf of any REMIC due to its  classification  as a REMIC under the REMIC  Provisions,  together  with any and all other  information,  reports or returns that may be required to be furnished to the  Certificateholders  or filed with the  Internal  Revenue  Service or any other  governmental  taxing  authority  under any  applicable provisions of federal, state or local tax laws.

        Telerate Screen Page 3750:  As defined in Section 1.02.

        Transaction Party:  As defined in Section 12.02(a).

        Transfer: Any direct or indirect transfer,  sale, pledge,  hypothecation or other form of assignment of any Ownership Interest in a Certificate.

        Transferee:  Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

        Transferor:  Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

        Transferring Servicer:  As defined in Section 3.22(a).

        Trigger  Event:  A Trigger Event is in effect with respect to any  Distribution  Date if either (i) (A)
with respect to any Distribution  Date (other than the first  Distribution  Date), the three-month  average (or two month-average in the case of the second  Distribution Date) of the Sixty-Plus  Delinquency  Percentage,  as
determined on that  Distribution  Date and the  immediately  preceding two  Distribution  Dates (or immediately preceding  Distribution  Date in the case of the second  Distribution  Date),  equals or exceeds  36.50% of the
Senior Enhancement  Percentage or (B) with respect to the first  Distribution Date, the Sixty-Plus  Delinquency
Percentage,  as  determined  on that  Distribution  Date,  equals or exceeds  36.50% of the Senior  Enhancement
Percentage  or (ii) the  aggregate  amount of Realized  Losses on the  Mortgage  Loans as a  percentage  of the
Cut-off Date Balance exceeds the applicable amount set forth below:

 April 2008 to March 2009.............   1.45% with respect to April 2008, plus an
                                         additional 1/12th of 1.85 % for each month
                                         thereafter.
 April 2009 to March 2010.............   3.30% with respect to April 2009, plus an
                                         additional 1/12th of 1.90% for each month
                                         thereafter.
 April 2010 to March 2011.............   5.20% with respect to April 2010, plus an
                                         additional 1/12th of 1.50% for each month
                                         thereafter.
 April 2011 to March 2012.............   6.70% with respect to April 2011, plus an
                                         additional 1/12th of 0.85% for each month
                                         thereafter.
 April 2012 to March 2013.............   7.55% with respect to April 2012, plus an
                                         additional 1/12th of 0.05% for each month
                                         thereafter.
 March 2013 and thereafter............   7.60%

        Trustee Information:  As specified in Section 12.05(a)(i)(A).

        Trust Fund: The segregated  pool of assets  subject  hereto,  consisting of: (i) the Mortgage Loans and the related  Mortgage  Files;  (ii) all payments on and  collections in respect of the Mortgage Loans due after the Cut-off Date (other than Monthly  Payments due in the month of the Cut-off  Date) as shall be on deposit in the  Custodial  Account  or in  the  Certificate  Account  and  identified  as  belonging  to the  Trust  Fund;
(iii) property   which  secured  a  Mortgage  Loan  and  which  has  been  acquired  for  the  benefit  of  the
Certificateholders  by  foreclosure  or deed in lieu of  foreclosure;  (iv) the hazard  insurance  policies and
Primary Insurance  Policies  pertaining to the Mortgage Loans, if any; (v) the Swap Account;  (vi) rights under the Swap Agreement and (vii) all proceeds of clauses (i) through (vi) above.

        Uncertificated  Accrued  Interest:  With respect to any REMIC I Regular  Interest for any  Distribution
Date,  one month's  interest at the related  Uncertificated  REMIC I  Pass-Through  Rate for such  Distribution
Date,  accrued  on  its  Uncertificated   Principal  Balance  immediately  prior  to  such  Distribution  Date.
Uncertificated  Accrued Interest for the REMIC I Regular  Interests shall accrue on the basis of a 360-day year consisting of twelve 30-day months.  For purposes of calculating the amount of Uncertificated  Accrued Interest for the REMIC I Regular  Interests for any  Distribution  Date, any Prepayment  Interest  Shortfalls and Relief
Act  Shortfalls  (to the extent not covered by  Compensating  Interest)  relating to the Mortgage Loans for any
Distribution  Date shall be allocated  first, to  Uncertificated  Accrued  Interest  payable to REMIC I Regular
Interest  AA and REMIC I Regular  Interest  ZZ up to an  aggregate  amount  equal to the REMIC I Interest  Loss
Allocation Amount, 98% and 2%,  respectively,  and thereafter any remaining  Prepayment Interest Shortfalls (to the  extent  not  covered  by  Eligible  Master  Servicing  Compensation)  for any  Distribution  Date shall be allocated  among REMIC I Regular  Interest AA, REMIC I Regular  Interest  A-1,  REMIC I Regular  Interest  A-2,
REMIC I Regular  Interest A-3,  REMIC I Regular  Interest M-1,  REMIC I Regular  Interest M-2,  REMIC I Regular
Interest M-3, REMIC I Regular  Interest M-1, REMIC I Regular  Interest M-4, REMIC I Regular Interest M-5, REMIC
I Regular  Interest M-6, REMIC I Regular  Interest M-7, REMIC I Regular  Interest M-8, REMIC I Regular Interest
M-9, REMIC I Regular  Interest M-10, and REMIC I Regular  Interest ZZ, pro rata based on, and to the extent of,
Uncertificated Accrued Interest, as calculated without application of this sentence.

        Uncertificated  Notional  Amount:  With respect to the REMIC II Regular Interest SB-IO component of the
Class SB Certificates  and any  Distribution  Date, an amount equal to the aggregate  Uncertificated  Principal
Balance of the REMIC I Regular Interests for such Distribution Date.

        Uncertificated  Principal  Balance:  As of the Closing Date, the  Uncertificated  Principal  Balance of
each REMIC I Regular  Interest  shall  equal the amount set forth in the  Preliminary  Statement  hereto as its initial  Uncertificated  Principal Balance. On each Distribution Date, the Uncertificated  Principal Balance of
each REMIC I Regular  Interest  shall be reduced by all  distributions  of principal  deemed made on such REMIC
Regular  Interest on such  Distribution  Date pursuant to Section 4.02 and, if and to the extent  necessary and appropriate,  shall be further  reduced on such  Distribution  Date by  Realized  Losses as provided in Section
4.05,  and the  Uncertificated  Principal  Balance of REMIC I Regular  Interest  ZZ shall be  increased  by the related interest  deferrals as provided in Section 4.02. The  Uncertificated  Principal Balance of each REMIC I
Regular  Interest  shall  never be less than  zero.  With  respect to the REMIC II  Regular  Interest  SB-PO an
initial  amount  equal  to  the  amount  set  forth  in  the  Preliminary   Statement  hereto  as  its  initial
Uncertificated  Principal  Balance.  On each Distribution  Date, the  Uncertificated  Principal Balance of each
REMIC II  Regular  Interest  shall be reduced  by all  distributions  of  principal  deemed  made on such REMIC
Regular  Interest on such  Distribution  Date pursuant to Section 4.02 and, if and to the extent  necessary and appropriate,  shall be further  reduced on such  Distribution  Date by  Realized  Losses as provided in Section
4.05.

        Uncertificated  REMIC I  Pass-Through  Rate:  With respect to any  Distribution  Date, a per annum rate equal to the weighted  average of the Net  Mortgage  Rates of the  Mortgage  Loans in effect for the  scheduled
Monthly Payments due on such Mortgage Loans during the related Due Period.

        Uninsured  Cause:  Any  cause of  damage to  property  subject  to a  Mortgage  such that the  complete restoration of such property is not fully reimbursable by the hazard insurance policies.

        United States Person: A citizen or resident of the United States,  a corporation,  partnership or other entity  (treated as a corporation  or partnership  for United States  federal  income tax purposes)  created or organized in, or under the laws of, the United States,  any state thereof,  or the District of Columbia (except in the case of a  partnership,  to the extent  provided in Treasury  regulations)  provided  that, for purposes solely of the  restrictions on the transfer of Class R Certificates,  no partnership or other entity treated as a partnership  for United States  federal income tax purposes shall be treated as a United States Person unless all  persons  that own an  interest  in such  partnership  either  directly or through any entity that is not a corporation  for United States federal income tax purposes are required by the applicable  operative  agreement to be United States Persons,  or an estate that is described in Section  7701(a)(30)(D) of the Code, or a trust that is described in Section 7701(a)(30)(E) of the Code.

        VA:  The Veterans Administration, or its successor.

        Voting Rights:  The portion of the voting rights of all of the  Certificates  which is allocated to any
Certificate.  98.00% of all of the Voting  Rights shall be allocated  among  Holders of the Class A and Class M
Certificates,   in  proportion  to  the  outstanding   Certificate   Principal  Balances  of  their  respective
Certificates;  1% of all of  the  Voting  Rights  shall  be  allocated  among  the  Holders  of  the  Class  SB
Certificates;  0.50% and 0.50%,  of all of the Voting  Rights  shall be allocated to each of the Holders of the
Class R-I and Class R-II  Certificates,  respectively;  in each case to be allocated among the  Certificates of such Class in accordance with their respective Percentage Interest.

Section 1.02.  Determination of LIBOR.

        LIBOR  applicable to the calculation of the Pass-Through  Rate on the Class A and Class M  Certificates
for any Interest  Accrual  Period will be  determined  on each LIBOR Rate  Adjustment  Date. On each LIBOR Rate
Adjustment  Date, or if such LIBOR Rate  Adjustment  Date is not a Business  Day,  then on the next  succeeding
Business Day,  LIBOR shall be  established by the Trustee and, as to any Interest  Accrual  Period,  will equal the rate for one month United  States  dollar  deposits  that  appears on the  Telerate  Screen Page 3750 as of
11:00 A.M.,  London time, on such LIBOR Rate  Adjustment  Date.  "Telerate  Screen Page 3750" means the display designated  as page 3750 on the Bridge  Telerate  Service (or such other page as may replace  page 3750 on that service for the purpose of displaying  London  interbank  offered rates of major banks).  If such rate does not appear on such page (or such other page as may  replace  that page on that  service,  or if such  service is no longer offered,  LIBOR shall be so established by use of such other service for displaying  LIBOR or comparable rates as may be selected by the Trustee  after  consultation  with the Master  Servicer),  the rate will be the
Reference Bank Rate.  The "Reference  Bank Rate" will be determined on the basis of the rates at which deposits in U.S.  Dollars are offered by the  reference  banks (which shall be any three major banks that are engaged in transactions  in the London  interbank  market,  selected by the  Trustee  after  consultation  with the Master
Servicer)  as of 11:00  A.M.,  London  time,  on the LIBOR Rate  Adjustment  Date to prime  banks in the London interbank  market  for a period  of one  month in  amounts  approximately  equal to the  aggregate  Certificate
Principal  Balance of the Class A and Class M  Certificates  then  outstanding.  The Trustee  shall request the principal  London  office of each of the  reference  banks to provide a quotation of its rate.  If at least two such  quotations are provided,  the rate will be the arithmetic  mean of the quotations  rounded up to the next multiple of 1/16%.  If on such date fewer than two quotations  are provided as requested,  the rate will be the arithmetic  mean of the rates  quoted by one or more major  banks in New York  City,  selected  by the  Trustee after  consultation  with the Master Servicer,  as of 11:00 A.M., New York City time, on such date for loans in
U.S.  Dollars  to  leading  European  banks  for a period of one month in  amounts  approximately  equal to the aggregate  Certificate  Principal Balance of the Class A and Class M Certificates then outstanding.  If no such quotations can be obtained,  the rate will be LIBOR for the prior  Distribution  Date;  provided  however,  if, under the priorities  described above,  LIBOR for a Distribution  Date would be based on LIBOR for the previous
Distribution  Date for the third  consecutive  Distribution  Date,  the Trustee,  after  consultation  with the
Master Servicer,  shall select an alternative  comparable  index (over which the Trustee has no control),  used for  determining  one-month  Eurodollar  lending  rates that is calculated  and  published  (or otherwise  made available) by an independent  party.  The  establishment  of LIBOR by the Trustee on any LIBOR Rate  Adjustment
Date and the Trustee's  subsequent  calculation of the Pass-Through Rates applicable to the Class A and Class M
Certificates  for the relevant  Interest  Accrual Period,  in the absence of manifest error,  will be final and binding.  Promptly  following each LIBOR Rate Adjustment Date the Trustee shall supply the Master Servicer with the  results  of its  determination  of LIBOR on such  date.  Furthermore,  the  Trustee  shall  supply  to any
Certificateholder  so requesting by calling the Trustee at 1-800-934-6802  the Pass-Through Rate on the Class A
and Class M Certificates for the current and the immediately preceding Interest Accrual Period.

ARTICLE II
                                         CONVEYANCE OF MORTGAGE LOANS;
                                       ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.  Conveyance of Mortgage Loans.

(a)     The Depositor,  concurrently with the execution and delivery hereof,  does hereby assign to the Trustee without  recourse  all the  right,  title and  interest  of the  Depositor  in and to (i) the  Mortgage  Loans,
including  all  interest and  principal  on or with  respect to the Mortgage  Loans due on or after the Cut-off
Date (other than Monthly  Payments due on the Mortgage  Loans in the month of the Cut-off  Date);  and (ii) all proceeds of the foregoing.  In addition,  on the Closing Date, the Trustee is hereby directed to enter into the
Swap Agreement on behalf of the Trust Fund with the Swap Counterparty.

        The  Depositor,  the Master  Servicer and the Trustee  agree that it is not intended  that any mortgage loan be  included  in the Trust  Fund that is either (i) a  "High-Cost  Home Loan" as defined in the New Jersey
Home Ownership  Security Act effective  November 27, 2003,  (ii) a "High-Cost  Home Loan" as defined in the New
Mexico Home Loan Protection Act effective  January 1,  2004,  (iii) a "High Cost Home Mortgage Loan" as defined in the  Massachusetts  Predatory Home Loan Practices Act effective  November 7,  2004 or (iv) a "High-Cost Home
Loan" as defined in the Indiana Home Loan Practices Act effective as of January 1, 2005.

(b)     In connection with such  assignment,  and  contemporaneously  with the delivery of this Agreement,  and except as set forth in Section  2.01(c) below and subject to Section  2.01(d) below,  the Depositor does hereby deliver to, and deposit with, the Trustee,  or to and with one or more Custodians,  as the duly appointed agent or agents of the Trustee for such  purpose,  the  following  documents  or  instruments  (or copies  thereof as permitted by this Section) with respect to each Mortgage Loan so assigned:

(i)     The  original  Mortgage  Note,  endorsed  without  recourse  to the order of the Trustee and showing an unbroken chain of endorsements  from the originator  thereof to the Person endorsing it to the Trustee, or with respect to any  Destroyed  Mortgage  Note,  an original  lost note  affidavit  from the related
        Seller  or  Residential  Funding  stating  that the  original  Mortgage  Note was  lost,  misplaced  or destroyed, together with a copy of the related Mortgage Note;

(ii)    The original  Mortgage,  noting the presence of the MIN of the Mortgage  Loan (if the Mortgage  Loan is
        Registered  on the MERS(R)System) and language  indicating  that the Mortgage Loan is a MOM Loan if the
        Mortgage Loan is a MOM Loan, with evidence of recording  indicated thereon or, if the original Mortgage has not yet been  returned  from the public  recording  office,  a copy of the original  Mortgage  with evidence of recording indicated thereon;

(iii)   Unless the Mortgage Loan is registered on the MERS(R)System,  the  Assignment  (which may be included in one or more blanket  assignments  if permitted by  applicable  law) of the Mortgage to the Trustee with evidence of  recording  indicated  thereon or a copy of such  assignment  with  evidence  of  recording indicated thereon;

(iv)    The original  recorded  assignment or  assignments  of the Mortgage  showing an unbroken chain of title from the  originator  to the Person  assigning it to the Trustee (or to MERS,  if the Mortgage  Loan is
        registered  on the MERS(R)System and noting the presence of a MIN) with  evidence of  recordation  noted
        thereon or attached thereto,  or a copy of such assignment or assignments of the Mortgage with evidence of recording indicated thereon; and

(v)     The original of each modification,  assumption agreement or preferred loan agreement,  if any, relating to  such  Mortgage  Loan,  or a copy of each  modification,  assumption  agreement  or  preferred  loan agreement.

        The  Depositor  may,  in lieu of  delivering  the  original  of the  documents  set  forth  in  Section
2.01(b)(ii),  (iii),  (iv) and (v) (or copies  thereof as permitted  by Section  2.01(b)) to the Trustee or the
Custodian,  deliver such documents to the Master  Servicer,  and the Master  Servicer shall hold such documents in trust for the use and benefit of all present and future  Certificateholders  until such time as is set forth in the next sentence.  Within thirty  Business Days following the earlier of (i) the receipt of the original of all of the documents or instruments set forth in Section  2.01(b)(ii),  (iii),  (iv) and (v) (or copies thereof as  permitted  by such  Section)  for any  Mortgage  Loan and (ii) a written  request by the Trustee to deliver those  documents with respect to any or all of the Mortgage Loans then being held by the Master  Servicer,  the
Master  Servicer  shall deliver a complete set of such  documents to the Trustee or the  Custodian  that is the duly appointed agent of the Trustee.

(c)     Notwithstanding  the provisions of Section  2.01(b),  in the event that in connection with any Mortgage
Loan, if the Depositor cannot deliver the original of the Mortgage,  any assignment,  modification,  assumption agreement or preferred  loan  agreement  (or copy thereof as  permitted by Section  2.01(b))  with  evidence of recording  thereon  concurrently  with the  execution  and  delivery of this  Agreement  because of (i) a delay caused by the public recording office where such Mortgage,  assignment,  modification,  assumption agreement or preferred  loan  agreement  as the case may be,  has been  delivered  for  recordation,  or (ii) a delay in the receipt of certain  information  necessary to prepare the related  assignments,  the Depositor shall deliver or cause  to be  delivered  to the  Trustee  or the  respective  Custodian  a copy of such  Mortgage,  assignment, modification, assumption agreement or preferred loan agreement.

        The Depositor  shall promptly cause to be recorded in the  appropriate  public office for real property records the  Assignment  referred to in clause (iii) of Section  2.01(b),  except (a) in states  where,  in the
Opinion of Counsel  acceptable to the Master Servicer,  such recording is not required to protect the Trustee's interests  in the  Mortgage  Loan  or (b) if MERS is  identified  on the  Mortgage  or on a  properly  recorded assignment  of the  Mortgage  as the  mortgagee  of record  solely as nominee for  Residential  Funding and its successors  and assigns.  If any  Assignment is lost or returned  unrecorded  to the  Depositor  because of any defect therein,  the Depositor shall prepare a substitute  Assignment or cure such defect,  as the case may be, and cause such  Assignment to be recorded in accordance  with this  paragraph.  The  Depositor  shall  promptly deliver or cause to be delivered to the Trustee or the respective  Custodian  such Mortgage or  Assignment,  as applicable  (or copy thereof as permitted by Section  2.01(b)),  with evidence of recording  indicated  thereon upon receipt thereof from the public recording office or from the related Subservicer or Seller.

        If the  Depositor  delivers to the Trustee or Custodian  any Mortgage Note or Assignment of Mortgage in
blank,  the Depositor  shall,  or shall cause the Custodian to,  complete the  endorsement of the Mortgage Note and the  Assignment  of  Mortgage  in the name of the Trustee in  conjunction  with the  Interim  Certification issued by the Custodian, as contemplated by Section 2.02.

        Any of the items set forth in Sections  2.01(b)(ii),  (iii),  (iv) and (v) that may be  delivered  as a copy rather than the original may be delivered to the Trustee or the Custodian.

        In connection  with the assignment of any Mortgage Loan  registered on the MERS(R)System,  the Depositor further agrees that it will cause, at the  Depositor's  own expense,  within 30 Business Days after the Closing
Date,  the MERS(R)System to  indicate  that such  Mortgage  Loans have been  assigned by the  Depositor  to the
Trustee  in  accordance  with this  Agreement  for the  benefit  of the  Certificateholders  by  including  (or deleting,  in the case of Mortgage  Loans which are  repurchased  in  accordance  with this  Agreement) in such computer files (a) the code in the field which  identifies  the specific  Trustee and (b) the code in the field
"Pool Field" which  identifies the series of the  Certificates  issued in connection  with such Mortgage Loans.
The  Depositor  further  agrees that it will not,  and will not permit the Master  Servicer  to, and the Master
Servicer  agrees that it will not,  alter the codes  referenced in this  paragraph with respect to any Mortgage
Loan during the term of this Agreement  unless and until such Mortgage Loan is  repurchased in accordance  with the terms of this Agreement.

(d)     It is intended that the  conveyances  by the Depositor to the Trustee of the Mortgage Loans as provided for in this Section 2.01 be construed as a sale by the  Depositor to the Trustee of the Mortgage  Loans for the
benefit of the  Certificateholders.  Further,  it is not intended  that any such  conveyance  be deemed to be a pledge of the  Mortgage  Loans by the  Depositor  to the  Trustee to secure a debt or other  obligation  of the
Depositor.  However,  in the event that the  Mortgage  Loans are held to be  property  of the  Depositor  or of
Residential  Funding,  or if for any reason this  Agreement is held or deemed to create a security  interest in the  Mortgage  Loans,  then it is  intended  that (a) this  Agreement  shall  also be deemed  to be a  security agreement  within the  meaning of  Articles 8 and 9 of the New York  Uniform  Commercial  Code and the  Uniform
Commercial Code of any other  applicable  jurisdiction;  (b) the conveyances  provided for in this Section 2.01 shall be  deemed  to be (1) a grant by the  Depositor  to the  Trustee  of a  security  interest  in all of the
Depositor's  right  (including  the power to convey title  thereto),  title and interest,  whether now owned or hereafter  acquired,  in and to (A) the Mortgage Loans,  including (a) the related  Mortgage Note and Mortgage, and (b) any insurance  policies and all other  documents in the related  Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans or the Swap  Agreement in accordance  with the terms thereof and (C) any and all general intangibles,  payment intangibles,  accounts,  chattel paper,  instruments,  documents,  money, deposit accounts,  certificates of deposit,  goods,  letters of credit,  advices of credit and investment  property and other property of whatever kind or description now existing or hereafter  acquired  consisting of, arising from or relating to any of the  foregoing,  and all proceeds of the  conversion,  voluntary or  involuntary,  of the foregoing into cash, instruments,  securities or other property,  including without limitation all amounts from time to time held or invested  in the  Certificate  Account or the  Custodial  Account,  whether in the form of cash,  instruments,  securities or other  property and (2) an assignment by the Depositor to the Trustee of any security  interest  in any and all of  Residential  Funding's  right  (including  the  power  to  convey  title thereto),  title and interest,  whether now owned or hereafter  acquired,  in and to the property  described in the foregoing  clauses  (1)(A),  (B) and (C) granted by  Residential  Funding to the Depositor  pursuant to the
Assignment  Agreement;  (c) the  possession by the Trustee,  the Custodian or any other agent of the Trustee of
Mortgage Notes or such other items of property as they  constitute  instruments,  money,  payment  intangibles, negotiable  documents,  goods,  deposit accounts,  letters of credit,  advices of credit,  investment property, certificated  securities  or  chattel  paper  shall be deemed  to be  "possession  by the  secured  party,"  or possession  by a purchaser  or a person  designated  by such secured  party,  for  purposes of  perfecting  the security  interest  pursuant  to the  Uniform  Commercial  Code as in  effect  in the  States  of New  York and
Minnesota and any other applicable  jurisdiction;  and (d) notifications to persons holding such property,  and acknowledgments,  receipts or confirmations from persons holding such property,  shall be deemed  notifications to, or acknowledgments,  receipts or confirmations from,  securities  intermediaries,  bailees or agents of, or persons holding for, (as  applicable)  the Trustee for the purpose of perfecting  such security  interest under applicable law.

        The Depositor and, at the  Depositor's  direction,  Residential  Funding and the Trustee shall,  to the extent  consistent  with this Agreement,  take such  reasonable  actions as may be necessary to ensure that, if this  Agreement  were  deemed  to create a  security  interest  in the  Mortgage  Loans and the other  property described above, such security  interest would be deemed to be a perfected  security interest of first priority under  applicable law and will be maintained as such  throughout the term of this Agreement.  Without  limiting the generality of the foregoing,  the Depositor  shall prepare and deliver to the Trustee not less than 15 days prior to any filing  date and,  the Trustee  shall  forward for  filing,  or shall  cause to be  forwarded  for filing,  at the expense of the Depositor,  all filings  necessary to maintain the effectiveness of any original filings  necessary under the Uniform  Commercial Code as in effect in any jurisdiction to perfect the Trustee's security  interest  in or  lien  on the  Mortgage  Loans,  as  evidenced  by an  Officers'  Certificate  of the
Depositor,  including without limitation (x) continuation  statements,  and (y) such other statements as may be occasioned by (1) any change of name of  Residential  Funding,  the Depositor or the Trustee (such  preparation and filing shall be at the expense of the Trustee,  if occasioned by a change in the Trustee's  name),  (2) any change of  location  of the place of  business  or the chief  executive  office of  Residential  Funding or the
Depositor or (3) any transfer of any interest of Residential Funding or the Depositor in any Mortgage Loan.

Section 2.02.  Acceptance by Trustee.

        The Trustee  acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based  solely  upon a receipt  or  certification  executed  by the  Custodian,  receipt  by the  respective
Custodian  as the duly  appointed  agent of the  Trustee) of the  documents  referred to in Section  2.01(b)(i)
above (except that for purposes of such  acknowledgement  only, a Mortgage Note may be endorsed in blank and an
Assignment  of Mortgage  may be in blank) and  declares  that it, or a Custodian  as its agent,  holds and will hold such documents and the other  documents  constituting  a part of the Mortgage Files  delivered to it, or a
Custodian  as its agent,  in trust for the use and benefit of all present  and future  Certificateholders.  The
Trustee or Custodian (such Custodian being so obligated under a Custodial  Agreement)  agrees,  for the benefit of  Certificateholders,  to review each Mortgage  File  delivered to it pursuant to Section  2.01(b)  within 45 days after the Closing Date to  ascertain  that all required  documents  (specifically  as set forth in Section
2.01(b)),  have been executed and received,  and that such documents relate to the Mortgage Loans identified on the Mortgage Loan  Schedule,  as  supplemented,  that have been conveyed to it, and to deliver to the Trustee a certificate (the "Interim  Certification")  to the effect that all documents  required to be delivered pursuant to Section  2.01(b) above have been executed and received and that such documents  relate to the Mortgage Loans identified  on the Mortgage  Loan  Schedule,  except for any  exceptions  listed on Schedule A attached to such
Interim  Certification.  Upon  delivery of the  Mortgage  Files by the  Depositor or the Master  Servicer,  the
Trustee shall  acknowledge  receipt (or, with respect to Mortgage Loans subject to a Custodial  Agreement,  and based solely upon a receipt or certification  (the "Final  Certification")  executed by the Custodian,  receipt by the  respective  Custodian  as the duly  appointed  agent of the  Trustee) of the  documents  referred to in
Section 2.01(b) above.

        If the  Custodian,  as the Trustee's  agent,  finds any document or documents  constituting a part of a
Mortgage File to be missing or defective,  upon receipt of notification  from the Custodian as specified in the succeeding  sentence,  the  Trustee  shall  promptly  so notify or cause the  Custodian  to notify  the  Master
Servicer and the  Depositor;  provided,  that if the Mortgage  Loan related to such  Mortgage File is listed on
Schedule A of the Assignment  Agreement,  no  notification  shall be necessary.  Pursuant to Section 2.3 of the
Custodial Agreement,  the Custodian will notify the Master Servicer,  the Depositor and the Trustee of any such omission or defect found by it in respect of any Mortgage  File held by it in respect of the items  received by it pursuant to the  Custodial  Agreement.  If such  omission or defect  materially  and  adversely  affects the interests in the related  Mortgage Loan of the  Certificateholders,  the Master  Servicer shall promptly notify
Residential  Funding of such  omission  or defect and request  that  Residential  Funding  correct or cure such omission or defect  within 60 days from the date the Master  Servicer was  notified of such  omission or defect and,  if  Residential  Funding  does not  correct or cure such  omission or defect  within  such  period,  then
Residential  Funding shall  purchase such  Mortgage Loan from the Trust Fund at its Purchase  Price,  in either case within 90 days from the date the Master  Servicer was notified of such  omission or defect;  provided that if the omission or defect would cause the Mortgage  Loan to be other than a "qualified  mortgage" as defined in
Section  860G(a)(3)  of the Code,  any such cure or  repurchase  must  occur  within 90 days from the date such breach was discovered;  and provided  further,  that no cure,  substitution or repurchase  shall be required if such  omission or defect is in respect of a Mortgage  Loan listed on  Schedule A of the  Assignment  Agreement.
The  Purchase  Price for any such  Mortgage  Loan shall be  deposited  or caused to be  deposited by the Master
Servicer in the  Custodial  Account  maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written  notification of such deposit signed by a Servicing  Officer,  the Trustee or any Custodian,  as the
case may be, shall release to Residential  Funding the related  Mortgage File and the Trustee shall execute and deliver  such  instruments  of transfer or  assignment  prepared by the Master  Servicer,  in each case without recourse,  as shall be necessary to vest in  Residential  Funding or its  designee any Mortgage  Loan  released pursuant  hereto and  thereafter  such Mortgage Loan shall not be part of the Trust Fund. It is understood  and agreed that the  obligation  of  Residential  Funding,  to so cure or purchase any Mortgage  Loan as to which a material and adverse defect in or omission of a constituent  document  exists shall  constitute the sole remedy
respecting   such  defect  or  omission   available  to   Certificateholders   or  the  Trustee  on  behalf  of
Certificateholders.

Section 2.03.  Representations, Warranties and Covenants of the Master Servicer and the Depositor.

(a)     The  Master  Servicer  hereby   represents  and  warrants  to  the  Trustee  for  the  benefit  of  the
Certificateholders that:

(i)     The Master Servicer is a corporation  duly organized,  validly  existing and in good standing under the laws  governing its creation and existence and is or will be in compliance  with the laws of each state in which any  Mortgaged  Property is located to the extent  necessary to ensure the  enforceability  of each Mortgage Loan in accordance with the terms of this Agreement;

(ii)    The execution and delivery of this Agreement by the Master  Servicer and its performance and compliance with the terms of this Agreement will not violate the Master  Servicer's  Certificate of  Incorporation
        or Bylaws or constitute a material  default (or an event which,  with notice or lapse of time, or both, would  constitute  a material  default)  under,  or result in the  material  breach  of,  any  material contract,  agreement  or other  instrument  to which  the  Master  Servicer  is a party or which may be applicable to the Master Servicer or any of its assets;

(iii)   This Agreement,  assuming due  authorization,  execution and delivery by the Trustee and the Depositor, constitutes a valid,  legal and binding  obligation of the Master Servicer,  enforceable  against it in accordance  with the  terms  hereof  subject  to  applicable  bankruptcy,  insolvency,  reorganization, moratorium  and other laws  affecting the  enforcement  of creditors'  rights  generally and to general principles of equity,  regardless of whether such  enforcement  is considered in a proceeding in equity or at law;

(iv)    The Master  Servicer is not in default  with  respect to any order or decree of any court or any order, regulation or demand of any federal,  state, municipal or governmental agency, which default might have consequences  that  would  materially  and  adversely  affect  the  condition  (financial  or other) or operations of the Master Servicer or its properties or might have  consequences  that would  materially adversely affect its performance hereunder;

(v)     No litigation is pending or, to the best of the Master  Servicer's  knowledge,  threatened  against the
        Master  Servicer which would  prohibit its entering into this  Agreement or performing its  obligations under this Agreement;

(vi)    The Master  Servicer  shall comply in all material  respects in the  performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

(vii)   No information,  certificate of an officer,  statement  furnished in writing or report delivered to the
        Depositor,  any Affiliate of the Depositor or the Trustee by the Master Servicer will, to the knowledge of the Master  Servicer,  contain  any untrue  statement  of a  material  fact or omit a material  fact necessary to make the information, certificate, statement or report not misleading;

(viii)  The Master Servicer has examined each existing,  and will examine each new, Subservicing  Agreement and is or will be familiar with the terms thereof.  The terms of each existing  Subservicing  Agreement and each designated  Subservicer are acceptable to the Master Servicer and any new Subservicing  Agreements
        will comply with the provisions of Section 3.02; and

(ix)    The Master  Servicer is a member of MERS in good  standing,  and will comply in all  material  respects with the rules and  procedures of MERS in connection  with the servicing of the Mortgage Loans that are registered with MERS.

        It is understood and agreed that the  representations  and warranties set forth in this Section 2.03(a)
shall survive  delivery of the respective  Mortgage  Files to the Trustee or any  Custodian.  Upon discovery by either the Depositor,  the Master Servicer,  the Trustee or any Custodian of a breach of any  representation or warranty  set forth in this  Section  2.03(a)  which  materially  and  adversely  affects the  interests of the
Certificateholders  in any Mortgage  Loan, the party  discovering  such breach shall give prompt written notice to the other parties (any  Custodian  being so obligated  under a Custodial  Agreement).  Within 90 days of its discovery or its receipt of notice of such  breach,  the Master  Servicer  shall either (i) cure such breach in all material  respects or (ii) to the extent that such breach is with  respect to a Mortgage  Loan or a related document,  purchase such  Mortgage  Loan from the Trust Fund at the Purchase  Price and in the manner set forth in Section  2.02;  provided  that if the breach  would cause the  Mortgage  Loan to be other than a  "qualified mortgage" as defined in Section  860G(a)(3) of the Code, any such cure or repurchase  must occur within 90 days from the date such breach was  discovered.  The obligation of the Master  Servicer to cure such breach or to so purchase such Mortgage Loan shall  constitute  the sole remedy in respect of a breach of a  representation  and warranty set forth in this Section  2.03(a)  available  to the  Certificateholders  or the Trustee on behalf of the Certificateholders.

(b)     The Depositor hereby  represents and warrants to the Trustee for the benefit of the  Certificateholders that as of the  Closing  Date  (or,  if  otherwise  specified  below,  as of the  date so  specified):  (i) the information  set forth in Exhibit G hereto with respect to each  Mortgage  Loan or the Mortgage  Loans,  as the case may be,  is true and  correct  in all  material  respects  at the  respective  date or  dates  which  such information is furnished;  (ii) immediately  prior to the conveyance of the Mortgage Loans to the Trustee,  the
Depositor  had good title to,  and was the sole  owner of,  each  Mortgage  Loan free and clear of any  pledge, lien,  encumbrance  or security  interest  (other than rights to servicing and related  compensation)  and such conveyance  validly  transfers  ownership  of the  Mortgage  Loans to the Trustee free and clear of any pledge, lien,  encumbrance or security  interest;  and (iii) each Mortgage Loan constitutes a qualified  mortgage under
Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1).

        It is understood and agreed that the  representations  and warranties set forth in this Section 2.03(b)
shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by any of the Depositor,  the Master Servicer,  the Trustee or any Custodian of a breach of any of the  representations  and warranties set forth in this Section 2.03(b) which materially and adversely affects the interests of the  Certificateholders  in any Mortgage Loan, the party discovering such breach shall give  prompt  written  notice  to the  other  parties  (any  Custodian  being so  obligated  under a  Custodial
Agreement);  provided,  however,  that in the event of a breach of the representation and warranty set forth in
Section  2.03(b)(iii),  the party discovering such breach shall give such notice within five days of discovery.
Within 90 days of its discovery or its receipt of notice of breach,  the  Depositor  shall either (i) cure such breach in all material  respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase  Price and in the manner set forth in Section 2.02;  provided  that the Depositor  shall have the option to substitute a Qualified  Substitute  Mortgage Loan or Loans for such Mortgage Loan if such  substitution  occurs within two years  following the Closing Date;  provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified  mortgage" as defined in Section  860G(a)(3) of the Code,  any such cure,  substitution or repurchase must occur within 90 days from the date such breach was discovered.  Any such substitution  shall be  effected  by the  Depositor  under  the  same  terms  and  conditions  as  provided  in  Section  2.04  for substitutions  by  Residential  Funding.  It is understood  and agreed that the  obligation of the Depositor to cure such breach or to so purchase or  substitute  for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy  respecting such breach available to the  Certificateholders or the Trustee on behalf of the Certificateholders.  Notwithstanding the foregoing,  the Depositor shall not be required to cure breaches or purchase or substitute for Mortgage  Loans as provided in this Section  2.03(b) if the substance of the breach of a representation  set forth above also  constitutes  fraud in the origination of the Mortgage Loan.

Section 2.04.  Representations and Warranties of Residential Funding.

        The Depositor,  as assignee of Residential  Funding under the Assignment  Agreement,  hereby assigns to the Trustee for the benefit of the  Certificateholders  all of its right,  title and interest in respect of the
Assignment  Agreement  applicable  to a Mortgage  Loan.  Insofar  as the  Assignment  Agreement  relates to the representations  and warranties  made by Residential  Funding in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such  representations and warranties,  such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders.

        Upon the discovery by the Depositor,  the Master Servicer,  the Trustee or any Custodian of a breach of any of the representations  and warranties made in the Assignment  Agreement in respect of any Mortgage Loan or of any Repurchase  Event which  materially  and adversely  affects the interests of the  Certificateholders  in such Mortgage  Loan,  the party  discovering  such breach shall give prompt written notice to the other parties
(any Custodian  being so obligated  under a Custodial  Agreement).  The Master  Servicer shall promptly  notify
Residential  Funding of such breach or Repurchase  Event and request that  Residential  Funding either (i) cure such breach or Repurchase  Event in all material  respects within 90 days from the date the Master Servicer was notified of such breach or  Repurchase  Event or (ii)  purchase  such  Mortgage Loan from the Trust Fund at the
Purchase  Price  and in the  manner  set  forth in  Section  2.02;  provided  that,  in the case of a breach or
Repurchase  Event under the  Assignment  Agreement,  Residential  Funding shall have the option to substitute a
Qualified  Substitute  Mortgage  Loan or Loans for such Mortgage  Loan if such  substitution  occurs within two years  following the Closing  Date;  provided that if the breach would cause the Mortgage Loan to be other than a "qualified  mortgage" as defined in Section  860G(a)(3) of the Code, any such cure or substitution must occur within 90 days from the date the breach was  discovered.  If the breach of  representation  and  warranty  that gave rise to the  obligation  to  repurchase  or  substitute  a  Mortgage  Loan  pursuant  to  Section 4 of the
Assignment  Agreement was the representation  and warranty set forth in clause (bb) of Section 4 thereof,  then the Master  Servicer shall request that  Residential  Funding pay to the Trust Fund,  concurrently  with and in addition to the remedies  provided in the  preceding  sentence,  an amount equal to any  liability,  penalty or expense that was actually  incurred and paid out of or on behalf of the Trust Fund, and that directly  resulted from such breach,  or if incurred and paid by the Trust Fund  thereafter,  concurrently  with such payment.  In the event that  Residential  Funding elects to substitute a Qualified  Substitute  Mortgage Loan or Loans for a
Deleted  Mortgage Loan pursuant to this Section 2.04,  Residential  Funding shall deliver to the Trustee or the
Custodian for the benefit of the  Certificateholders  with respect to such Qualified  Substitute  Mortgage Loan or Loans,  the original  Mortgage  Note,  the Mortgage,  an Assignment of the Mortgage in recordable  form, and such other  documents  and  agreements  as are required by Section  2.01,  with the Mortgage  Note  endorsed as required by Section 2.01. No substitution will be made in any calendar month after the  Determination  Date for such  month.  Monthly  Payments  due with  respect  to  Qualified  Substitute  Mortgage  Loans in the  month of substitution  shall not be part of the Trust Fund and will be retained by the Master  Servicer  and remitted by the  Master  Servicer  to  Residential  Funding  on the next  succeeding  Distribution  Date.  For the month of substitution,  distributions  to the  Certificateholders  will  include  the  Monthly  Payment due on a Deleted
Mortgage  Loan for such month and  thereafter  Residential  Funding  shall be  entitled  to retain all  amounts received in respect of such Deleted  Mortgage Loan. The Master  Servicer shall amend or cause to be amended the
Mortgage  Loan  Schedule  for the benefit of the  Certificateholders  to reflect  the  removal of such  Deleted
Mortgage Loan and the substitution of the Qualified  Substitute  Mortgage Loan or Loans and the Master Servicer
shall  deliver the amended  Mortgage Loan Schedule to the Trustee and the  Custodian.  Upon such  substitution, the  Qualified  Substitute  Mortgage  Loan or Loans  shall be  subject to the terms of this  Agreement  and the related  Subservicing  Agreement in all  respects,  and  Residential  Funding  shall be deemed to have made the representations  and warranties with respect to the Qualified  Substitute  Mortgage Loan contained in Section 4 of  the  Assignment  Agreement,  as of the  date  of  substitution,  and  the  covenants,  representations  and warranties  set forth in this  Section  2.04,  and in Section  2.03  hereof and in Section 4 of the  Assignment
Agreement,  and the  Master  Servicer  shall  be  obligated  to  repurchase  or  substitute  for any  Qualified
Substitute  Mortgage Loan as to which a Repurchase Event (as defined in the Assignment  Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

        In connection with the substitution of one or more Qualified  Substitute Mortgage Loans for one or more
Deleted  Mortgage  Loans,  the Master  Servicer  shall  determine  the  amount (if any) by which the  aggregate principal balance of all such Qualified  Substitute  Mortgage Loans as of the date of substitution is less than the aggregate  Stated Principal  Balance of all such Deleted Mortgage Loans (in each case after  application of the principal  portion of the Monthly  Payments due in the month of substitution  that are to be distributed to the  Certificateholders  in the month of  substitution).  Residential  Funding shall deposit the amount of such shortfall  into  the  Custodial  Account  on the  day of  substitution,  without  any  reimbursement  therefor.
Residential  Funding  shall  give  notice in  writing  to the  Trustee of such  event,  which  notice  shall be accompanied  by an  Officers'  Certificate  as to the  calculation  of such  shortfall  and (subject to Section
10.01(f)) by an Opinion of Counsel to the effect that such  substitution  will not cause (a) any federal tax to be  imposed  on the  Trust  Fund,  including  without  limitation,  any  federal  tax  imposed  on  "prohibited transactions"  under Section 860F(a)(1) of the Code or on "contributions  after the startup date" under Section
860G(d)(1) of the Code or (b) any portion of any REMIC  created  hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding.

        It is understood and agreed that the obligation of Residential  Funding to cure such breach or purchase
(or  substitute  for) such Mortgage  Loan as to which such a breach has occurred and is continuing  and to make any  additional  payments  required  under  the  Assignment  Agreement  in  connection  with  a  breach  of the representation  and warranty in clause (bb) of Section 4 thereof shall  constitute  the sole remedy  respecting such breach  available to the  Certificateholders  or the Trustee on behalf of the  Certificateholders.  If the
Master  Servicer  is  Residential  Funding,  then  the  Trustee  shall  also  have  the  right  (i) to give the notification  and require the purchase or substitution  provided for in the second  preceding  paragraph in the event  of such a  breach  of a  representation  or  warranty  made by  Residential  Funding  in the  Assignment
Agreement or (ii) to give the notification  and require the purchase or substitution  provided for in Section 6 of the Assignment  Agreement.  In connection with the purchase of or substitution for any such Mortgage Loan by
Residential  Funding,  the Trustee shall assign to Residential  Funding all of the right, title and interest in respect of the Assignment Agreement applicable to such Mortgage Loan.

Section 2.05.  Execution and Authentication of Certificates; Conveyance of REMIC Regular Interests.

(a)     The Trustee  acknowledges  the  assignment to it of the Mortgage Loans and the delivery of the Mortgage
Files to it, or any Custodian on its behalf,  subject to any exceptions noted,  together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby  acknowledged.  Concurrently with such  delivery  and in  exchange  therefor,  the  Trustee,  pursuant to the  written  request of the  Depositor executed by an officer of the Depositor,  has executed and caused to be authenticated  and delivered to or upon the order of the Depositor  the  Certificates  in  authorized  denominations  which  evidence  ownership of the entire Trust Fund.

(b)     The Depositor,  as of the Closing Date, and concurrently  with the execution and delivery hereof,  does hereby  assign  without  recourse  all  the  right,  title  and  interest  of  the  Depositor  in  and  to  the
Uncertificated  REMIC I Regular  Interests  to the  Trustee  for the  benefit  of the  holders of each Class of
Certificates (other than the Class R-I Certificates).  The Trustee  acknowledges  receipt of the Uncertificated
REMIC I Regular  Interests  and declares  that it holds and will hold the same in trust for the  exclusive  use and  benefit  of all  present  and  future  holders of each  Class of  Certificates  (other  than the Class R-I
Certificates).

(c)     The Depositor  concurrently with the execution and delivery hereof,  does hereby transfer,  assign, set over and otherwise  convey in trust to the Trustee  without  recourse all the right,  title and interest of the
Depositor  in and to the REMIC I Regular  Interests,  and the other  assets of REMIC II for the  benefit of the holders of the REMIC II Regular Interests and the Class R-II  Certificates.  The Trustee  acknowledges  receipt of the REMIC I Regular  Interests  (which are  uncertificated)  and the other  assets of REMIC II and  declares that it holds and will hold the same in trust for the  exclusive  use and  benefit of the  holders of the REMIC
II Regular Interests and the Class R-II Certificates.

Section 2.06.   Purposes and Powers of the Trust.

        The purpose of the trust, as created hereunder, is to engage in the following activities:

(a)     To sell the Certificates to the Depositor in exchange for the Mortgage Loans;

(b)     To enter into and perform its obligations under this Agreement and the Swap Agreement;

(c)     To engage in those  activities  that are necessary,  suitable or convenient to accomplish the foregoing or are incidental hereto or connected therewith; and

(d)     Subject to compliance  with this  Agreement,  to engage in such other  activities as may be required in connection with conservation of  the Trust Fund and the making of distributions to the Certificateholders.

        The trust is hereby authorized to engage in the foregoing  activities.  Notwithstanding  the provisions of Section  11.01,  the trust shall not engage in any activity  other than in connection  with the foregoing or other than as required or authorized by the terms of this Agreement while any  Certificate is outstanding,  and this Section 2.06 may not be amended,  without the consent of the  Certificateholders  evidencing a majority of the aggregate Voting Rights of the Certificates.

Section 2.07.  Agreement Regarding Ability to Disclose.

        The Depositor,  the Master Servicer and the Trustee hereby agree,  notwithstanding any other express or implied  agreement  to the  contrary,  that  any  and  all  Persons,  and any of  their  respective  employees, representatives,  and other agents may disclose,  immediately upon commencement of discussions,  to any and all
Persons,  without  limitation  of any kind,  the tax treatment  and tax  structure of the  transaction  and all materials of any kind  (including  opinions or other tax analyses) that are provided to any of them relating to
such tax treatment and tax  structure.   For purposes of this  paragraph,  the terms "tax  treatment"  and "tax structure" are defined under Treasury Regulationss.1.6011-4(c).

ARTICLE III
                                ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 3.01.  Master Servicer to Act as Servicer.

(a)     The Master  Servicer shall service and  administer  the Mortgage Loans in accordance  with the terms of this  Agreement and the respective  Mortgage  Loans,  following such  procedures as it would employ in its good faith  business  judgment  and which are normal and usual in its general  mortgage  servicing  activities,  and shall have full power and authority,  acting alone or through  Subservicers  as provided in Section 3.02, to do any and  all  things  which  it may  deem  necessary  or  desirable  in  connection  with  such  servicing  and administration.  Without  limiting the generality of the foregoing,  the Master  Servicer in its own name or in the name of a Subservicer  is hereby  authorized  and empowered by the Trustee when the Master  Servicer or the
Subservicer,  as the case may be,  believes it  appropriate in its best  judgment,  to execute and deliver,  on behalf of the  Certificateholders  and the Trustee or any of them, any and all  instruments of  satisfaction or cancellation,  or of partial or full release or  discharge,  or of consent to  assumption  or  modification  in connection  with a proposed  conveyance,  or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other  comparable  instruments,  or with respect to the  modification or  re-recording  of a Mortgage for the purpose of correcting the Mortgage,  the  subordination  of the lien of the Mortgage in favor of a public utility  company or government  agency or unit with powers of eminent domain, the taking of a deed in lieu of  foreclosure,  the  commencement,  prosecution  or  completion  of  judicial or non-judicial  foreclosure,  the conveyance of a Mortgaged  Property to the related insurer,  the acquisition of any  property  acquired  by  foreclosure  or deed in lieu of  foreclosure,  or the  management,  marketing  and conveyance  of any  property  acquired  by  foreclosure  or deed in lieu of  foreclosure  with  respect  to the
Mortgage  Loans and with respect to the Mortgaged  Properties.  The Master  Servicer  further is authorized and empowered by the Trustee, on behalf of the  Certificateholders  and the Trustee, in its own name or in the name of the  Subservicer,  when  the  Master  Servicer  or the  Subservicer,  as the  case  may be,  believes  it is appropriate  in its best judgment to register any Mortgage Loan on the MERS(R)System,  or cause the removal from the  registration  of any Mortgage Loan on the MERS(R)System,  to execute and deliver,  on behalf of the Trustee and the  Certificateholders  or any of  them,  any and all  instruments  of  assignment  and  other  comparable instruments  with  respect to such  assignment  or  re-recording  of a Mortgage in the name of MERS,  solely as nominee for the Trustee and its successors and assigns.  Any expenses  incurred in connection  with the actions described in the preceding  sentence shall be borne by the Master Servicer in accordance with Section  3.16(c), with no right of  reimbursement;  provided,  that if, as a result of MERS  discontinuing  or becoming unable to continue  operations in  connection  with the MERS(R)System,  it becomes  necessary to remove any Mortgage Loan from  registration  on the MERS(R)System and to arrange  for the  assignment  of the related  Mortgages  to the
Trustee,  then any  related  expenses  shall be  reimbursable  to the Master  Servicer  as set forth in Section
3.10(a)(ii).  Notwithstanding the foregoing,  subject to Section 3.07(a),  the Master Servicer shall not permit any  modification  with  respect to any  Mortgage  Loan that would both  constitute  a sale or exchange of such
Mortgage Loan within the meaning of Section 1001 of the Code and any proposed,  temporary or final  regulations promulgated  thereunder  (other than in  connection  with a proposed  conveyance or assumption of such Mortgage
Loan that is treated as a  Principal  Prepayment  in Full  pursuant  to Section  3.13(d)  hereof) and cause any
REMIC  created  hereunder to fail to qualify as a REMIC under the Code.  The Trustee  shall  furnish the Master
Servicer  with any  powers of  attorney  and other  documents  necessary  or  appropriate  to enable the Master
Servicer to service and  administer  the Mortgage  Loans.  The Trustee shall not be liable for any action taken by the  Master  Servicer  or any  Subservicer  pursuant  to such  powers of  attorney  or other  documents.  In servicing and  administering  any  Nonsubserviced  Mortgage Loan, the Master  Servicer shall, to the extent not inconsistent  with this Agreement,  comply with the Program Guide as if it were the originator of such Mortgage
Loan and had retained the servicing rights and obligations in respect thereof.

        If the  Mortgage  relating to a Mortgage  Loan did not have a lien senior to the  Mortgage  Loan on the related  Mortgaged  Property  as of the Cut-off  Date,  then the Master  Servicer,  in such  capacity,  may not consent to the placing of a lien  senior to that of the  Mortgage on the  related  Mortgaged  Property.  If the
Mortgage relating to a Mortgage Loan had a lien senior to the Mortgage Loan on the related  Mortgaged  Property as of the Cut-off Date,  then the Master  Servicer,  in such  capacity,  may consent to the  refinancing of the prior senior lien, provided that the following requirements are met:

               (i)    (A)    the  Mortgagor's  debt-to-income  ratio  resulting  from such  refinancing is less than the original debt-to-income ratio as set forth on the Mortgage Loan Schedule;  provided,  however, that in no instance  shall the resulting  Loan-to-Value  Ratio of such  Mortgage Loan be higher than that  permitted by the Program Guide; or

                      (B)    the  resulting  Loan-to-Value  Ratio of such  Mortgage  Loan is no higher than the
Loan-to-Value Ratio prior to such refinancing;  provided,  however, if such refinanced mortgage loan is a "rate and  term"  mortgage  loan  (meaning,  the  Mortgagor  does not  receive  any cash from the  refinancing),  the
Loan-to-Value  Ratio may increase to the extent of either (x) the reasonable  closing costs of such refinancing or (y) any decrease in the value of the related  Mortgaged  Property,  if the  Mortgagor is in good standing as defined by the Program Guide;

               (ii)   the interest  rate,  or, in the case of an  adjustable  rate  existing  senior lien,  the maximum  interest  rate, for the loan  evidencing  the refinanced  senior lien is no more than 2.0% higher than the  interest  rate or the maximum  interest  rate,  as the case may be, on the loan  evidencing  the  existing senior lien immediately  prior to the date of such  refinancing;  provided,  however (A) if the loan evidencing the existing  senior lien prior to the date of refinancing  has an adjustable  rate and the loan evidencing the refinanced  senior lien has a fixed rate, then the current  interest rate on the loan evidencing the refinanced senior  lien may be up to 2.0% higher  than the  then-current  loan rate of the loan  evidencing  the  existing senior lien and (B) if the loan  evidencing  the existing  senior lien prior to the date of  refinancing  has a fixed rate and the loan  evidencing  the  refinanced  senior  lien has an  adjustable  rate,  then the  maximum interest  rate on the loan  evidencing  the  refinanced  senior  lien  shall  be less  than or equal to (x) the interest rate on the loan evidencing the existing  senior lien prior to the date of refinancing  plus (y) 2.0%;
and

               (iii)  the loan evidencing the refinanced senior lien is not subject to negative amortization.

(b)     The Master  Servicer shall,  to the extent  consistent  with the servicing  standards set forth herein, take  whatever  actions as may be  necessary  to file a claim  under or enforce or allow the  Trustee to file a claim  under or enforce any title  insurance  policy  with  respect to any  Mortgage  Loan  including,  without limitation,  joining in or causing any  Subservicer  (or any other party in possession  of any title  insurance policy) to join in any claims  process,  negotiations,  actions or proceedings  necessary to make a claim under or enforce any title insurance policy.  Notwithstanding  anything in this Agreement to the contrary, the Master
Servicer  shall not (unless the  Mortgagor is in default with respect to the Mortgage  Loan or such default is, in the judgment of the Master Servicer,  reasonably  foreseeable) make or permit any  modification,  waiver, or amendment  of any term of any  Mortgage  Loan that would  both (i) effect an  exchange  or  reissuance  of such
Mortgage  Loan  under  Section  1001  of the  Code  (or  final,  temporary  or  proposed  Treasury  regulations promulgated  thereunder)  (other than in connection  with a proposed  conveyance or assumption of such Mortgage
Loan that is treated as a  Principal  Prepayment  in Full  pursuant  to Section  3.13(d)  hereof) and cause any
REMIC  created  hereunder  to fail to  qualify  as a  REMIC  under  the  Code or the  imposition  of any tax on
"prohibited transactions" or "contributions" after the startup date under the REMIC Provisions.

(c)     In  connection  with  servicing  and  administering  the Mortgage  Loans,  the Master  Servicer and any
Affiliate of the Master  Servicer (i) may perform  services such as appraisals and brokerage  services that are customarily  provided by Persons other than  servicers of mortgage  loans,  and shall be entitled to reasonable compensation  therefor in  accordance  with Section 3.10 and (ii) may, at its own  discretion  and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

(d)     All costs incurred by the Master  Servicer or by  Subservicers in effecting the timely payment of taxes and  assessments  on the  properties  subject to the Mortgage  Loans shall not, for the purpose of  calculating monthly  distributions  to the  Certificateholders,  be added to the amount  owing under the  related  Mortgage
Loans,  notwithstanding  that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

(e)     The  Master  Servicer  may  enter  into one or more  agreements  in  connection  with the  offering  of pass-through  certificates  evidencing  interests in one or more of the Certificates  providing for the payment by the Master  Servicer of amounts  received by the Master  Servicer as servicing  compensation  hereunder  and required to cover certain Prepayment  Interest  Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

(f)     The  relationship of the Master Servicer (and of any successor to the Master Servicer) to the Depositor under this  Agreement  is  intended by the parties to be that of an  independent  contractor  and not that of a joint venturer, partner or agent.

Section 3.02.  Subservicing Agreements Between Master Servicer and Subservicers;  Enforcement of Subservicers'
                      Obligations.

(a)     The Master Servicer may continue in effect Subservicing  Agreements entered into by Residential Funding and  Subservicers  prior to the execution and delivery of this Agreement,  and may enter into new  Subservicing
Agreements with  Subservicers,  for the servicing and administration of all or some of the Mortgage Loans. Each
Subservicer  shall be either (i) an  institution  the accounts of which are insured by the FDIC or (ii) another entity that engages in the business of originating  or servicing  mortgage  loans,  and in either case shall be authorized  to  transact  business in the state or states in which the related  Mortgaged  Properties  it is to service are situated,  if and to the extent  required by applicable  law to enable the  Subservicer  to perform its  obligations  hereunder and under the  Subservicing  Agreement,  and in either case shall be a Freddie Mac,
Fannie Mae or HUD approved mortgage  servicer.  In addition,  any Subservicer of a Mortgage Loan insured by the
FHA must be an  FHA-approved  servicer,  and any  Subservicer of a Mortgage Loan guaranteed by the VA must be a
VA-approved  servicer.  Each  Subservicer  of a Mortgage  Loan shall be  entitled  to receive  and  retain,  as provided  in the  related  Subservicing  Agreement  and in Section  3.07,  the  related  Subservicing  Fee from payments of interest  received on such Mortgage  Loan after  payment of all amounts  required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a  Nonsubserviced  Mortgage
Loan,  the Master  Servicer  shall be entitled to receive and retain an amount  equal to the  Subservicing  Fee from payments of interest.  Unless the context  otherwise  requires,  references  in this  Agreement to actions taken or to be taken by the Master  Servicer in servicing  the Mortgage  Loans  include  actions taken or to be taken by a Subservicer on behalf of the Master Servicer.  Each  Subservicing  Agreement will be upon such terms and  conditions as are  generally  required by,  permitted by or consistent  with the Program Guide and are not inconsistent  with this  Agreement  and as the  Master  Servicer  and the  Subservicer  have  agreed.  With the approval  of the Master  Servicer,  a  Subservicer  may  delegate  its  servicing  obligations  to  third-party servicers,  but such  Subservicer will remain obligated under the related  Subservicing  Agreement.  The Master
Servicer and a Subservicer  may enter into amendments  thereto or a different form of  Subservicing  Agreement, and the form referred to or included in the Program Guide is merely  provided for  information and shall not be deemed to limit in any  respect  the  discretion  of the  Master  Servicer  to modify or enter  into  different
Subservicing  Agreements;  provided,  however,  that any such amendments or different forms shall be consistent with and not violate the  provisions  of either this  Agreement  or the Program  Guide in a manner  which would materially  and  adversely  affect the  interests of the  Certificateholders.  The Program  Guide and any other
Subservicing  Agreement  entered  into  between  the Master  Servicer  and any  Subservicer  shall  require the
Subservicer to accurately and fully report its borrower  credit files to each of the Credit  Repositories  in a timely manner.

(b)     As part of its servicing activities hereunder,  the Master Servicer, for the benefit of the Trustee and the  Certificateholders,  shall use its best reasonable  efforts to enforce the obligations of each Subservicer under the related Subservicing  Agreement,  to the extent that the non-performance of any such obligation would have a material and adverse  effect on a Mortgage  Loan,  including,  without  limitation,  the  obligation  to purchase a Mortgage  Loan on account of defective  documentation,  as described in Section  2.02, or on account of a breach of a  representation  or warranty,  as  described in Section  2.04.  Such  enforcement,  including, without limitation,  the legal prosecution of claims,  termination of Subservicing Agreements,  as appropriate, and the pursuit of other appropriate  remedies,  shall be in such form and carried out to such an extent and at such time as the Master  Servicer  would  employ in its good faith  business  judgment and which are normal and usual  in its  general  mortgage  servicing  activities.  The  Master  Servicer  shall  pay the  costs  of such enforcement at its own expense,  and shall be reimbursed  therefor only (i) from a general  recovery  resulting from such  enforcement  to the extent,  if any,  that such  recovery  exceeds all amounts due in respect of the related  Mortgage  Loan or (ii) from a specific  recovery of costs,  expenses or  attorneys'  fees  against the party against whom such  enforcement is directed.  For purposes of  clarification  only, the parties agree that the foregoing is not intended to, and does not,  limit the ability of the Master  Servicer to be reimbursed for expenses that are incurred in connection  with the enforcement of a Seller's  obligations and are  reimbursable pursuant to Section 3.10(a)(viii).

Section 3.03.  Successor Subservicers.

        The Master  Servicer  shall be entitled  to  terminate  any  Subservicing  Agreement  that may exist in accordance  with the terms and conditions of such  Subservicing  Agreement and without any limitation by virtue of this Agreement;  provided,  however,  that in the event of termination of any Subservicing  Agreement by the
Master Servicer or the  Subservicer,  the Master Servicer shall either act as servicer of the related  Mortgage
Loan or enter into a Subservicing  Agreement with a successor  Subservicer  which will be bound by the terms of the related  Subservicing  Agreement.  If the Master  Servicer or any Affiliate of Residential  Funding acts as servicer,  it will not assume  liability for the  representations  and warranties of the  Subservicer  which it replaces.  If the Master  Servicer  enters into a  Subservicing  Agreement  with a successor  Subservicer,  the
Master  Servicer  shall use  reasonable  efforts to have the  successor  Subservicer  assume  liability for the representations  and  warranties  made by the terminated  Subservicer in respect of the related  Mortgage Loans and,  in the event of any such  assumption  by the  successor  Subservicer,  the Master  Servicer  may,  in the exercise of its business judgment,  release the terminated  Subservicer from liability for such representations and warranties.

Section 3.04.  Liability of the Master Servicer.

        Notwithstanding  any  Subservicing  Agreement,  any of the  provisions  of this  Agreement  relating to agreements or  arrangements  between the Master Servicer or a Subservicer or reference to actions taken through a  Subservicer  or  otherwise,  the Master  Servicer  shall  remain  obligated  and liable to the  Trustee  and
Certificateholders  for  the  servicing  and  administering  of the  Mortgage  Loans  in  accordance  with  the provisions of Section 3.01 without  diminution of such  obligation or liability by virtue of such  Subservicing
Agreements or  arrangements  or by virtue of  indemnification  from the Subservicer or the Depositor and to the same  extent and under the same  terms and  conditions  as if the Master  Servicer  alone  were  servicing  and administering  the Mortgage  Loans.  The Master  Servicer  shall be entitled to enter into any agreement with a
Subservicer  for  indemnification  of the Master  Servicer  and nothing  contained in this  Agreement  shall be deemed to limit or modify such indemnification.

Section 3.05.  No Contractual Relationship Between Subservicer and Trustee or Certificateholders.

        Any Subservicing  Agreement that may be entered into and any other transactions or services relating to the Mortgage  Loans  involving a Subservicer  in its capacity as such and not as an originator  shall be deemed to be between the Subservicer and the Master  Servicer alone and the Trustee and  Certificateholders  shall not be deemed parties thereto and shall have no claims,  rights,  obligations,  duties or liabilities  with respect to the  Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing  provision shall not in any way limit a  Subservicer's  obligation  to cure an  omission or defect or to  repurchase  a Mortgage
Loan as referred to in Section 2.02 hereof.

Section 3.06.  Assumption or Termination of Subservicing Agreements by Trustee.

(a)     In the event the Master  Servicer shall for any reason no longer be the master  servicer  (including by reason of an Event of  Default),  the Trustee,  as successor  Master  Servicer,  its designee or its  successor shall  thereupon  assume all of the rights and  obligations  of the  Master  Servicer  under each  Subservicing
Agreement  that may have been  entered  into.  The  Trustee,  its  designee or the  successor  servicer for the
Trustee  shall be deemed to have assumed all of the Master  Servicer's  interest  therein and to have  replaced the  Master  Servicer  as a party to the  Subservicing  Agreement  to the same  extent  as if the  Subservicing
Agreement  had been  assigned  to the  assuming  party  except  that the Master  Servicer  shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

(b)     The Master  Servicer  shall,  upon  request of the Trustee  but at the expense of the Master  Servicer, deliver to the  assuming  party all  documents  and records  relating to each  Subservicing  Agreement  and the
Mortgage  Loans then being  serviced and an  accounting  of amounts  collected and held by it and otherwise use its best efforts to effect the orderly and efficient  transfer of each  Subservicing  Agreement to the assuming party.

Section 3.07.  Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account.

(a)     The Master  Servicer shall make  reasonable  efforts to collect all payments called for under the terms and provisions of the Mortgage Loans,  and shall,  to the extent such procedures  shall be consistent with this
Agreement  and the terms and  provisions  of any related  Primary  Insurance  Policy,  follow  such  collection procedures  as it would  employ in its good  faith  business  judgment  and which are  normal  and usual in its general  mortgage  servicing  activities.  Consistent  with  the  foregoing,  the  Master  Servicer  may in its discretion  (subject  to the terms and  conditions  of the  Assignment  Agreement)  (i) waive any late  payment charge or any prepayment  charge or penalty  interest in connection  with the prepayment of a Mortgage Loan and
(ii) extend the Due Date for payments due on a Mortgage Loan in accordance  with the Program  Guide,  provided, however,  that the Master  Servicer shall first determine that any such waiver or extension will not impair the coverage  of any  related  Primary  Insurance  Policy or  materially  adversely  affect the lien of the related
Mortgage.  Notwithstanding  anything in this Section to the contrary,  the Master  Servicer or any  Subservicer shall not enforce any prepayment  charge to the extent that such enforcement  would violate any applicable law.
In the event of any such  arrangement,  the Master Servicer shall make timely advances on the related  Mortgage
Loan during the scheduled  period in accordance  with the  amortization  schedule of such Mortgage Loan without modification  thereof by reason of such  arrangements  unless otherwise agreed to by the Holders of the Classes of  Certificates  affected  thereby;  provided,  however,  that no such extension  shall be made if any advance would be a Nonrecoverable  Advance.  Consistent with the terms of this Agreement,  the Master Servicer may also waive,  modify or vary any term of any Mortgage Loan or consent to the  postponement of strict  compliance with any such term or in any manner grant  indulgence  to any  Mortgagor if in the Master  Servicer's  determination such waiver,  modification,  postponement  or  indulgence  is not  materially  adverse to the  interests of the
Certificateholders  (taking into account any  estimated  Realized  Loss that might result  absent such action), provided,  however,  that the Master Servicer may not modify materially or permit any Subservicer to modify any
Mortgage Loan,  including without  limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest  (unless in connection with the  liquidation of the related  Mortgage Loan or except in connection with prepayments to the extent that such  reamortization  is not inconsistent  with the terms of the Mortgage  Loan),  capitalize  any amounts  owing on the Mortgage Loan by adding such amount to the outstanding  principal  balance of the Mortgage  Loan, or extend the final maturity date of such Mortgage Loan, unless  such  Mortgage  Loan is in  default  or, in the  judgment  of the  Master  Servicer,  such  default  is reasonably  foreseeable.  For purposes of  delinquency  calculations,  any  capitalized  Mortgage Loan shall be deemed to be current as of the date of the related Servicing  Modification.  No such modification  shall reduce the Mortgage Rate (i) with respect to a fixed rate Mortgage  Loan,  (A) below  one-half of the Mortgage Rate as in  effect  on the  Cut-off  Date  or (B)  below  the sum of the  rates  at  which  the  Servicing  Fee and the
Subservicing  Fee with  respect  to such  Mortgage  Loan  accrue or (ii) with  respect  to an  adjustable  rate
Mortgage  Loan,  (A) below the greater of (1)  one-half of the  Mortgage  Rate as in effect on the Cut-off Date and (2) one-half of the Mortgage Rate as in effect on the date of the Servicing  Modification  or (B) below the sum of the rates at which the  Servicing  Fee and the  Subservicing  Fee with  respect  to such  Mortgage  Loan accrue.  The final maturity date for any Mortgage Loan shall not be extended  beyond the Maturity  Date.  Also, the Stated  Principal  Balance of all Reportable  Modified  Mortgage  Loans subject to Servicing  Modifications
(measured at the time of the Servicing  Modification  and after giving  effect to any  Servicing  Modification)
can be no more than five  percent of the  aggregate  Cut-off  Date  Principal  Balance of the  Mortgage  Loans,
unless such limit is increased  from time to time with the consent of the Rating  Agencies.  In  addition,  any amounts  owing on a Mortgage  Loan added to the  outstanding  principal  balance of such  Mortgage Loan must be fully  amortized  over  the  term of such  Mortgage  Loan,  and such  amounts  may be added to the  outstanding principal  balance of a Mortgage Loan only once during the life of such Mortgage  Loan.  Also,  the addition of such amounts  described in the preceding  sentence shall be  implemented  in accordance  with the Program Guide and may be implemented  only by Subservicers  that have been approved by the Master Servicer for such purposes.
In connection  with any  Curtailment of a Mortgage Loan, the Master  Servicer,  to the extent not  inconsistent with  the  terms of the  Mortgage  Note  and  local  law and  practice,  may  permit  the  Mortgage  Loan to be re-amortized  such that the  Monthly  Payment  is  recalculated  as an  amount  that will  fully  amortize  the remaining Stated Principal  Balance thereof by the original  Maturity Date based on the original Mortgage Rate;
provided,  that such reamortization  shall not be permitted if it would constitute a reissuance of the Mortgage
Loan for federal income tax purposes.

(b)     The Master  Servicer  shall  establish  and maintain a Custodial  Account in which the Master  Servicer shall  deposit or cause to be deposited on a daily basis,  except as otherwise  specifically  provided  herein, the following  payments and  collections  remitted by Subservicers or received by it in respect of the Mortgage
Loans  subsequent to the Cut-off Date (other than in respect of Monthly  Payments due before or in the month of the Cut-off Date):

(i)     All  payments on account of  principal,  including  Principal  Prepayments  made by  Mortgagors  on the
        Mortgage Loans and the principal  component of any Subservicer  Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(ii)    All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans,  including the interest  component of any  Subservicer  Advance or of any REO Proceeds  received in connection with an
        REO Property for which an REO Disposition has occurred;

(iii)   Insurance Proceeds,  Subsequent Recoveries and Liquidation Proceeds (net of any related expenses of the
        Subservicer);

(iv)    All proceeds of any  Mortgage  Loans  purchased  pursuant to Section  2.02,  2.03,  2.04,  4.07 or 9.01
        (including  amounts  received from  Residential  Funding pursuant to the last paragraph of Section 4 of the Assignment  Agreement in respect of any  liability,  penalty or expense that resulted from a breach of the representation  and warranty set forth in clause (bb) of Section 4 of the Assignment  Agreement)
        and all amounts required to be deposited in connection with the substitution of a Qualified  Substitute
        Mortgage Loan pursuant to Section 2.03 or 2.04; and

(v)     Any  amounts  required to be  deposited  pursuant to Section  3.07(c) and any  payments or  collections received in the nature of prepayment charges.

        The  foregoing  requirements  for  deposit  in the  Custodial  Account  shall  be  exclusive,  it being understood and agreed that,  without  limiting the generality of the foregoing,  payments on the Mortgage Loans which  are not part of the  Trust  Fund  (consisting  of  Monthly  Payments  due  before or in the month of the
Cut-off Date) and payments or collections  consisting of late payment  charges or assumption  fees may but need not be deposited by the Master  Servicer in the Custodial  Account.  In the event any amount not required to be deposited in the Custodial  Account is so deposited,  the Master  Servicer may at any time withdraw such amount from the Custodial  Account,  any provision herein to the contrary  notwithstanding.  The Custodial Account may contain funds that belong to one or more trust funds created for mortgage  pass-through  certificates  of other series and may contain other funds  respecting  payments on mortgage loans  belonging to the Master Servicer or serviced or master serviced by it on behalf of others.  Notwithstanding  such  commingling of funds, the Master
Servicer  shall keep records that  accurately  reflect the funds on deposit in the Custodial  Account that have been  identified  by it as being  attributable  to the Mortgage  Loans.  With  respect to  Insurance  Proceeds,
Liquidation  Proceeds,  REO Proceeds,  Subsequent  Recoveries  and the proceeds of the purchase of any Mortgage
Loan pursuant to Sections 2.02,  2.03,  2.04 and 4.07 received in any calendar  month,  the Master Servicer may elect to treat such amounts as included in the Available  Distribution  Amount for the Distribution Date in the
month of receipt,  but is not  obligated  to do so. If the Master  Servicer  so elects,  such  amounts  will be deemed to have been received (and any related  Realized Loss shall be deemed to have  occurred) on the last day of the month prior to the receipt thereof.

(c)     The Master  Servicer  shall use its best efforts to cause the  institution  maintaining  the  Custodial
Account  to  invest  the  funds in the  Custodial  Account  attributable  to the  Mortgage  Loans in  Permitted
Investments  which shall mature not later than the Certificate  Account Deposit Date next following the date of such  investment  (with the exception of the Amount Held for Future  Distribution)  and which shall not be sold or disposed of prior to their  maturities.  All income and gain realized from any such investment  shall be for the  benefit  of the  Master  Servicer  as  additional  servicing  compensation  and  shall be  subject  to its withdrawal  or order from time to time.  The amount of any losses  incurred in respect of any such  investments attributable  to the  investment  of amounts  in  respect  of the  Mortgage  Loans  shall be  deposited  in the
Custodial Account by the Master Servicer out of its own funds immediately as realized.

(d)     The Master  Servicer  shall give written  notice to the Trustee and the  Depositor of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

Section 3.08.  Subservicing Accounts; Servicing Accounts.

(a)     In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a  Subservicing  Agreement, the Master  Servicer shall cause the  Subservicer,  pursuant to the  Subservicing  Agreement,  to establish and maintain one or more  Subservicing  Accounts  which shall be an Eligible  Account or, if such account is not an
Eligible  Account,  shall generally  satisfy the requirements of the Program Guide and be otherwise  acceptable to the Master  Servicer and each Rating Agency.  The Subservicer  will be required  thereby to deposit into the
Subservicing  Account on a daily basis all proceeds of Mortgage  Loans  received by the  Subservicer,  less its
Subservicing  Fees and  unreimbursed  advances  and  expenses,  to the  extent  permitted  by the  Subservicing
Agreement.  If the  Subservicing  Account is not an Eligible  Account,  the Master  Servicer shall be deemed to have received such monies upon receipt thereof by the  Subservicer.  The  Subservicer  shall not be required to deposit in the  Subservicing  Account payments or collections in the nature of late charges or assumption fees, or payments or collections  received in the nature of prepayment  charges to the extent that the Subservicer is entitled to retain such amounts  pursuant to the  Subservicing  Agreement.  On or before the date  specified in the Program  Guide,  but in no event later than the  Determination  Date,  the Master  Servicer shall cause the
Subservicer,  pursuant  to the  Subservicing  Agreement,  to remit to the Master  Servicer  for  deposit in the
Custodial  Account all funds held in the  Subservicing  Account with respect to each  Mortgage Loan serviced by such  Subservicer  that are  required to be  remitted  to the Master  Servicer.  The  Subservicer  will also be required,  pursuant to the  Subservicing  Agreement,  to advance on such scheduled  date of remittance  amounts equal to any  scheduled  monthly  installments  of principal  and interest  less its  Subservicing  Fees on any
Mortgage Loans for which payment was not received by the  Subservicer.  This obligation to advance with respect to each Mortgage  Loan will  continue up to and  including  the first of the month  following the date on which the related  Mortgaged  Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise.  All such advances received by the Master Servicer shall be deposited  promptly by it in the Custodial Account.

(b)     The Subservicer may also be required,  pursuant to the Subservicing  Agreement,  to remit to the Master
Servicer  for deposit in the  Custodial  Account  interest  at the  Adjusted  Mortgage  Rate (or  Modified  Net
Mortgage  Rate plus the rate per annum at which the  Servicing  Fee accrues in the case of a Modified  Mortgage
Loan) on any  Curtailment  received  by such  Subservicer  in  respect  of a  Mortgage  Loan  from the  related
Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid  principal  balance of the related  Mortgage Loan as of the first day of such month,  from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a Subservicer  pursuant to the preceding  sentence shall be for the benefit of the Master Servicer as additional  servicing  compensation  and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

(c)     In addition to the Custodial  Account and the  Certificate  Account,  the Master Servicer shall for any
Nonsubserviced  Mortgage Loan, and shall cause the  Subservicers  for Subserviced  Mortgage Loans to, establish and  maintain  one or more  Servicing  Accounts  and  deposit  and  retain  therein  all  collections  from the
Mortgagors (or advances from Subservicers) for the payment of taxes,  assessments,  hazard insurance  premiums,
Primary Insurance Policy premiums, if applicable,  or comparable items for the account of the Mortgagors.  Each
Servicing  Account shall satisfy the  requirements  for a Subservicing  Account and, to the extent permitted by the Program Guide or as is otherwise  acceptable to the Master  Servicer,  may also function as a  Subservicing
Account.  Withdrawals of amounts related to the Mortgage Loans from the Servicing  Accounts may be made only to effect timely payment of taxes, assessments,  hazard insurance premiums,  Primary Insurance Policy premiums, if applicable,  or comparable  items, to reimburse the Master  Servicer or Subservicer out of related  collections for any payments  made pursuant to Sections  3.11 (with  respect to the Primary  Insurance  Policy) and 3.12(a)
(with respect to hazard  insurance),  to refund to any Mortgagors any sums as may be determined to be overages, to pay interest,  if required,  to  Mortgagors  on balances in the Servicing  Account or to clear and terminate the Servicing  Account at the  termination of this  Agreement in accordance  with Section 9.01 or in accordance with the Program Guide.  As part of its servicing  duties,  the Master  Servicer  shall,  and the  Subservicers will, pursuant to the Subservicing  Agreements,  be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

(d)     The Master  Servicer shall advance the payments  referred to in the preceding  subsection  that are not timely paid by the Mortgagors or advanced by the  Subservicers on the date when the tax,  premium or other cost for which such  payment is intended is due,  but the Master  Servicer  shall be required so to advance  only to the extent that such advances,  in the good faith judgment of the Master  Servicer,  will be recoverable by the
Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

Section 3.09.  Access to Certain Documentation and Information Regarding the Mortgage Loans.

        In the event that  compliance  with this  Section 3.09 shall make any Class of  Certificates  legal for investment by federally  insured savings and loan  associations,  the Master  Servicer shall provide,  or cause the Subservicers to provide,  to the Trustee,  the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners  thereof access to the  documentation  regarding the Mortgage Loans required by applicable regulations  of the Office of Thrift  Supervision,  such access  being  afforded  without  charge but only upon reasonable  request and during normal  business  hours at the offices  designated by the Master  Servicer.  The
Master  Servicer  shall permit such  representatives  to photocopy  any such  documentation  and shall  provide equipment for that purpose at a charge  reasonably  approximating  the cost of such  photocopying to the Master
Servicer.

Section 3.10.  Permitted Withdrawals from the Custodial Account.

(a)     The Master  Servicer may, from time to time as provided  herein,  make  withdrawals  from the Custodial
Account of amounts on deposit  therein  pursuant to Section 3.07 that are  attributable  to the Mortgage  Loans for the following purposes:

(i)     to remit to the  Trustee  for  deposit  into the  Certificate  Account in the amounts and in the manner provided for in Section 4.01;

(ii)    to  reimburse  itself or the  related  Subservicer  for  previously  unreimbursed  Advances,  Servicing
        Advances or other expenses made pursuant to Sections 3.01, 3.07(a) 3.08, 3.11,  3.12(a),  3.14 and 4.04
        or otherwise reimbursable pursuant to the terms of this Agreement,  such withdrawal right being limited to amounts  received  on the  related  Mortgage  Loans  (including,  for this  purpose,  REO  Proceeds,
        Insurance Proceeds,  Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to
        Section 2.02,  2.03,  2.04, 4.07 or 9.01) which represent (A) Late  Collections of Monthly Payments for which any such  advance was made in the case of  Subservicer  Advances or Advances  pursuant to Section
        4.04 and (B)  late  recoveries  of the  payments  for  which  such  advances  were  made in the case of
        Servicing Advances;
(iii)   to pay to itself or the related  Subservicer (if not previously  retained by such  Subservicer)  out of each payment  received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by  Sections  3.14 and 3.16,  an amount  equal to that  remaining  portion  of any such  payment  as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously  retained)
        which,  when  deducted,  will result in the remaining  amount of such interest being interest at a rate per annum equal to the Net  Mortgage  Rate (or  Modified  Net  Mortgage  Rate in the case of a Modified
        Mortgage Loan) on the amount  specified in the  amortization  schedule of the related  Mortgage Loan as the principal  balance thereof at the beginning of the period  respecting  which such interest was paid after giving effect to any previous Curtailments;

(iv)    to pay to itself as  additional  servicing  compensation  any interest or  investment  income earned on funds deposited in the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

(v)     to pay to  itself as  additional  servicing  compensation  any  Foreclosure  Profits,  and any  amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b);

(vi)    to pay to itself, a Subservicer,  Residential  Funding,  the Depositor or any other appropriate Person, as the case may be, with respect to each  Mortgage  Loan or property  acquired in respect  thereof that has been purchased or otherwise  transferred  pursuant to Section 2.02,  2.03,  2.04, 4.07 or 9.01, all amounts  received  thereon and not required to be distributed to  Certificateholders  as of the date on which the related Stated Principal Balance or Purchase Price is determined;

(vii)   to  reimburse  itself or the  related  Subservicer  for any  Nonrecoverable  Advance or Advances in the
        manner and to the extent  provided in subsection (c) below,  and any Advance or Servicing  Advance made in  connection  with a modified  Mortgage  Loan that is in default  or, in the  judgment  of the Master
        Servicer,  default is reasonably  foreseeable  pursuant to Section 3.07(a), to the extent the amount of the Advance or Servicing  Advance was added to the Stated Principal Balance of the Mortgage Loan in the
        preceding calendar month;

(viii)  to reimburse  itself or the Depositor for expenses  incurred by and reimbursable to it or the Depositor pursuant to Section 3.14(c), 6.03, 10.01 or otherwise;

(ix)    to  reimburse  itself  for  amounts  expended  by it (a)  pursuant  to  Section  3.14 in good  faith in connection with the restoration of property  damaged by an Uninsured Cause, and (b), in connection with the  liquidation  of a Mortgage  Loan or  disposition  of an REO  Property to the extent not  otherwise reimbursed pursuant to clause (ii) or (viii) above; and

(x)     to withdraw  any amount  deposited  in the  Custodial  Account  that was not  required to be  deposited therein  pursuant to Section  3.07,  including  any payoff fees or  penalties  or any other  additional amounts payable to the Master Servicer or Subservicer pursuant to the terms of the Mortgage Note.

(b)     Since,  in connection  with  withdrawals  pursuant to clauses  (ii),  (iii),  (v) and (vi),  the Master
Servicer's  entitlement  thereto is limited to  collections or other  recoveries on the related  Mortgage Loan, the Master  Servicer shall keep and maintain  separate  accounting,  on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

(c)     The Master  Servicer shall be entitled to reimburse  itself or the related  Subservicer for any advance made in respect of a  Mortgage  Loan that the Master  Servicer  determines  to be a  Nonrecoverable  Advance by withdrawal from the Custodial  Account of amounts on deposit therein  attributable to the Mortgage Loans on any
Certificate  Account Deposit Date succeeding the date of such  determination.  Such right of  reimbursement  in respect  of a  Nonrecoverable  Advance  relating  to an  Advance  made  pursuant  to  Section  4.04 on any such
Certificate  Account  Deposit  Date shall be limited to an amount not  exceeding  the  portion of such  advance previously paid to  Certificateholders  (and not  theretofore  reimbursed to the Master Servicer or the related
Subservicer).

Section 3.11.  Maintenance of Primary Insurance Coverage.

(a)     The Master  Servicer  shall not take, or permit any  Subservicer to take, any action which would result in noncoverage  under any applicable  Primary  Insurance  Policy of any loss which,  but for the actions of the
Master Servicer or Subservicer,  would have been covered thereunder.  To the extent coverage is available,  the
Master  Servicer  shall keep or cause to be kept in full force and effect each such  Primary  Insurance  Policy until the principal  balance of the related Mortgage Loan secured by a Mortgaged  Property is reduced to 80% or less of the Appraised  Value at  origination in the case of such a Mortgage Loan having a  Loan-to-Value  Ratio at origination  in excess of 80%,  provided that such Primary  Insurance  Policy was in place as of the Cut-off
Date and the Master  Servicer had knowledge of such Primary  Insurance  Policy.  The Master  Servicer shall not cancel or refuse to renew any such Primary  Insurance Policy  applicable to a Nonsubserviced  Mortgage Loan, or consent to any Subservicer  canceling or refusing to renew any such Primary  Insurance  Policy  applicable to a
Mortgage  Loan  subserviced  by it, that is in effect at the date of the initial  issuance of the  Certificates and is  required  to be kept in force  hereunder  unless  the  replacement  Primary  Insurance  Policy for such canceled or  non-renewed  policy is  maintained  with an insurer whose  claims-paying  ability is acceptable to each Rating  Agency for mortgage  pass-through  certificates  having a rating equal to or better than the lower of the  then-current  rating or the rating  assigned to the  Certificates as of the Closing Date by such Rating
Agency.

(b)     In connection  with its  activities as  administrator  and servicer of the Mortgage  Loans,  the Master
Servicer agrees to present or to cause the related  Subservicer to present,  on behalf of the Master  Servicer, the  Subservicer,  if any,  the  Trustee  and  Certificateholders,  claims to the  insurer  under  any  Primary
Insurance  Policies,  in a timely  manner in accordance  with such  policies,  and, in this regard,  to take or cause to be taken such reasonable  action as shall be necessary to permit recovery under any Primary  Insurance
Policies  respecting  defaulted  Mortgage Loans.  Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Master  Servicer  under any Primary  Insurance  Policies shall be deposited in the Custodial
Account, subject to withdrawal pursuant to Section 3.10.

Section 3.12.  Maintenance of Fire Insurance and Omissions and Fidelity Coverage.

(a)     The Master  Servicer  shall cause to be maintained  for each Mortgage Loan fire insurance with extended coverage  in an amount  which is equal to the  lesser of the  principal  balance  owing on such  Mortgage  Loan
(together  with the  principal  balance of any  mortgage  loan secured by a lien that is senior to the Mortgage
Loan) or 100 percent of the insurable  value of the  improvements;  provided,  however,  that such coverage may not be less than the minimum amount required to fully  compensate for any loss or damage on a replacement  cost basis. To the extent it may do so without  breaching the related  Subservicing  Agreement,  the Master Servicer shall  replace  any  Subservicer  that does not cause  such  insurance,  to the extent it is  available,  to be maintained.  The Master Servicer shall also cause to be maintained on property  acquired upon  foreclosure,  or deed in lieu of  foreclosure,  of any Mortgage Loan,  fire insurance with extended  coverage in an amount which is at least equal to the amount  necessary to avoid the  application of any  co-insurance  clause  contained in the related hazard  insurance  policy.  Pursuant to Section 3.07, any amounts  collected by the Master Servicer under any such  policies  (other  than  amounts  to be  applied  to the  restoration  or repair of the  related
Mortgaged  Property or property  thus  acquired or amounts  released to the  Mortgagor in  accordance  with the
Master  Servicer's  normal  servicing  procedures)  shall be deposited  in the  Custodial  Account,  subject to withdrawal  pursuant  to Section  3.10.  Any cost  incurred  by the Master  Servicer  in  maintaining  any such insurance shall not, for the purpose of calculating monthly  distributions to  Certificateholders,  be added to the amount owing under the Mortgage Loan,  notwithstanding  that the terms of the Mortgage Loan so permit. Such costs shall be  recoverable  by the Master  Servicer  out of related late  payments by the  Mortgagor or out of
Insurance  Proceeds and  Liquidation  Proceeds to the extent  permitted by Section 3.10.  It is understood  and agreed that no  earthquake  or other  additional  insurance is to be required of any Mortgagor or maintained on property  acquired in respect of a Mortgage Loan other than pursuant to such  applicable  laws and  regulations as shall at any time be in force and as shall  require such  additional  insurance.  Whenever the  improvements securing  a  Mortgage  Loan are  located  at the  time of  origination  of such  Mortgage  Loan in a  federally designated  special  flood  hazard  area,  the Master  Servicer  shall  cause  flood  insurance  (to the extent available)  to be  maintained  in respect  thereof.  Such flood  insurance  shall be in an amount  equal to the lesser  of (i) the  amount  required  to  compensate  for any loss or  damage to the  Mortgaged  Property  on a replacement  cost basis and (ii) the maximum  amount of such  insurance  available  for the  related  Mortgaged
Property under the national flood insurance  program  (assuming that the area in which such Mortgaged  Property is located is  participating  in such  program).In the event that the Master Servicer shall obtain and maintain a blanket fire insurance  policy with extended  coverage  insuring against hazard losses on all of the Mortgage
Loans,  it shall  conclusively  be deemed to have satisfied its  obligations as set forth in the first sentence of this Section 3.12(a),  it being understood and agreed that such policy may contain a deductible  clause,  in which case the Master  Servicer  shall,  in the event that there shall not have been  maintained on the related
Mortgaged  Property a policy  complying  with the first  sentence of this Section  3.12(a) and there shall have been a loss which would have been covered by such  policy,  deposit in the  Certificate  Account the amount not otherwise  payable under the blanket policy because of such deductible  clause.  Any such deposit by the Master
Servicer  shall be made  from its own  funds and shall be made on the  Certificate  Account  Deposit  Date next preceding  the  Distribution  Date which occurs in the month  following the month in which  payments  under any such  policy  would have been  deposited  in the  Custodial  Account.  In  connection  with its  activities  as administrator  and servicer of the Mortgage Loans, the Master Servicer agrees to present,  on behalf of itself, the Trustee and Certificateholders, claims under any such blanket policy.

(b)     The Master  Servicer  shall  obtain and  maintain  at its own expense and keep in full force and effect throughout  the term of this  Agreement a blanket  fidelity bond and an errors and omissions  insurance  policy covering  the  Master  Servicer's  officers  and  employees  and other  persons  acting on behalf of the Master
Servicer in connection  with its  activities  under this  Agreement.  The amount of coverage  shall be at least equal to the coverage that would be required by Fannie Mae or Freddie Mac,  whichever is greater,  with respect to the Master  Servicer if the Master Servicer were servicing and  administering  the Mortgage Loans for Fannie
Mae or Freddie  Mac.  In the event that any such bond or policy  ceases to be in  effect,  the Master  Servicer shall obtain a comparable  replacement  bond or policy from an issuer or insurer,  as the case may be,  meeting the  requirements,  if any,  of the  Program  Guide and  acceptable  to the  Depositor.  Coverage of the Master
Servicer  under a policy or bond  obtained by an Affiliate of the Master  Servicer and  providing  the coverage required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

Section 3.13.  Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements; Certain Assignments.

(a)     When any Mortgaged  Property is conveyed by the Mortgagor,  the Master Servicer or Subservicer,  to the
extent it has knowledge of such  conveyance,  shall enforce any  due-on-sale  clause  contained in any Mortgage
Note or Mortgage,  to the extent permitted under applicable law and governmental  regulations,  but only to the extent that such  enforcement  will not adversely  affect or jeopardize  coverage under any Required  Insurance
Policy.  Notwithstanding  the  foregoing:  (i) the Master  Servicer  shall not be deemed to be in default under this Section  3.13(a) by reason of any transfer or  assumption  which the Master  Servicer is restricted by law from  preventing;  and (ii) if the Master Servicer  determines that it is reasonably  likely that any Mortgagor will bring, or if any Mortgagor does bring,  legal action to declare invalid or otherwise avoid  enforcement of a due-on-sale  clause contained in any Mortgage Note or Mortgage,  the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

(b)     Subject to the Master  Servicer's  duty to enforce  any  due-on-sale  clause to the extent set forth in
Section 3.13(a),  in any case in which a Mortgaged  Property is to be conveyed to a Person by a Mortgagor,  and such Person is to enter into an  assumption  or  modification  agreement or  supplement to the Mortgage Note or
Mortgage which  requires the signature of the Trustee,  or if an instrument of release signed by the Trustee is required  releasing the Mortgagor  from  liability on the Mortgage  Loan,  the Master  Servicer is  authorized, subject to the requirements of the sentence next following,  to execute and deliver,  on behalf of the Trustee, the  assumption  agreement  with  the  Person  to whom  the  Mortgaged  Property  is to be  conveyed  and  such modification  agreement or supplement to the Mortgage Note or Mortgage or other  instruments  as are reasonable or  necessary  to carry out the  terms of the  Mortgage  Note or  Mortgage  or  otherwise  to  comply  with any applicable  laws  regarding  assumptions  or the transfer of the Mortgaged  Property to such Person;  provided, however,  none of such terms and requirements shall both constitute a "significant  modification"  effecting an exchange  or  reissuance  of such  Mortgage  Loan  under the Code (or final,  temporary  or  proposed  Treasury regulations  promulgated  thereunder) and cause any REMIC created  hereunder to fail to qualify as REMICs under the Code or the imposition of any tax on "prohibited  transactions" or  "contributions"  after the startup date under the  REMIC  Provisions.  The  Master  Servicer  shall  execute  and  deliver  such  documents  only if it reasonably  determines that (i) its execution and delivery  thereof will not conflict with or violate any terms of this  Agreement or cause the unpaid balance and interest on the Mortgage Loan to be  uncollectible  in whole or in part,  (ii) any required  consents of insurers under any Required  Insurance  Policies have been obtained and (iii)  subsequent to the closing of the  transaction  involving the assumption or transfer (A) the Mortgage
Loan will  continue to be secured by a first  mortgage lien (or junior lien of the same priority in relation to any senior  mortgage  loan,  with respect to any Mortgage  Loan secured by a junior  Mortgage)  pursuant to the terms of the  Mortgage,  (B) such  transaction  will not  adversely  affect  the  coverage  under any  Required
Insurance  Policies,  (C) the  Mortgage  Loan will fully  amortize  over the  remaining  term  thereof,  (D) no material  term of the Mortgage  Loan  (including  the interest  rate on the Mortgage  Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the  seller/transferor  of the  Mortgaged  Property is to be released from  liability on the Mortgage Loan, the  buyer/transferee  of the Mortgaged  Property would be qualified to assume the Mortgage Loan based on generally  comparable  credit  quality and such release will not
(based  on  the  Master   Servicer's  or  Subservicer's   good  faith   determination)   adversely  affect  the
collectability  of the Mortgage Loan.  Upon receipt of  appropriate  instructions  from the Master  Servicer in accordance  with the  foregoing,  the Trustee shall execute any necessary  instruments  for such  assumption or substitution  of  liability  as  directed  by the  Master  Servicer.  Upon  the  closing  of  the  transactions contemplated  by such  documents,  the Master  Servicer shall cause the originals or true and correct copies of the  assumption  agreement,  the release (if any),  or the  modification  or supplement to the Mortgage Note or
Mortgage  to be  delivered  to the Trustee or the  Custodian  and  deposited  with the  Mortgage  File for such
Mortgage  Loan.  Any fee  collected by the Master  Servicer or such related  Subservicer  for entering  into an assumption or substitution of liability  agreement will be retained by the Master Servicer or such  Subservicer as additional servicing compensation.

(c)     The Master  Servicer or the  related  Subservicer,  as the case may be,  shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged  Property,  the granting of an easement thereon in favor of another  Person,  any alteration or demolition of the related  Mortgaged  Property  without any right of  reimbursement  or other similar matters if it has determined,  exercising its good faith business judgment in the same manner as it would if it were the owner of the related  Mortgage  Loan,  that the security for, and the timely and full  collectability  of, such  Mortgage Loan would not be adversely  affected  thereby and that each REMIC created  hereunder  would continue to qualify as a REMIC under the Code as a result thereof and that no tax on  "prohibited  transactions"  or  "contributions"  after the Startup Date would be imposed on any REMIC  created  hereunder as a result  thereof.  Any fee  collected  by the Master  Servicer or the related
Subservicer  for  processing  such a request  will be retained by the Master  Servicer or such  Subservicer  as additional servicing compensation.

(d)     Subject to any other  applicable  terms and conditions of this Agreement,  the Master Servicer shall be entitled to approve an  assignment  in lieu of  satisfaction  with respect to any Mortgage  Loan,  provided the obligee with respect to such Mortgage Loan  following  such proposed  assignment  provides the Master  Servicer with a "Lender  Certification  for  Assignment of Mortgage  Loan" in the form attached  hereto as Exhibit N, in form and substance  satisfactory to the Master  Servicer,  providing the following:  (i) that the Mortgage Loan is secured by Mortgaged  Property  located in a jurisdiction  in which an assignment in lieu of satisfaction is required to preserve lien priority,  minimize or avoid mortgage  recording  taxes or otherwise  comply with, or facilitate a refinancing  under, the laws of such  jurisdiction;  (ii) that the substance of the assignment is, and is intended to be, a refinancing  of such Mortgage Loan and that the form of the  transaction  is solely to comply with, or facilitate the transaction  under,  such local laws; (iii) that the Mortgage Loan following the proposed  assignment  will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed  assignment;  and (iv) that such  assignment is at the request of the borrower under the related  Mortgage Loan. Upon approval of an assignment in lieu of satisfaction  with respect to any Mortgage  Loan,  the Master  Servicer  shall  receive  cash in an amount  equal to the unpaid  principal balance of and accrued  interest on such  Mortgage  Loan and the Master  Servicer  shall treat such amount as a
Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

Section 3.14.  Realization Upon Defaulted Mortgage Loans.

(a)     The Master  Servicer  shall  foreclose upon or otherwise  comparably  convert (which may include an REO
Acquisition)  the  ownership of  properties  securing  such of the Mortgage  Loans as come into and continue in default  and as to  which no  satisfactory  arrangements  can be made for  collection  of  delinquent  payments pursuant to Section 3.07.  Alternatively,  the Master Servicer may take other actions in respect of a defaulted
Mortgage  Loan,  which may include (i) accepting a short sale (a payoff of the Mortgage Loan for an amount less than the total  amount  contractually  owed in order to  facilitate  a sale of the  Mortgaged  Property  by the
Mortgagor) or permitting a short  refinancing  (a payoff of the Mortgage Loan for an amount less than the total amount  contractually  owed in order to facilitate  refinancing  transactions  by the Mortgagor not involving a sale of the Mortgaged  Property),  (ii) arranging for a repayment  plan or (iii) agreeing to a modification  in accordance with Section 3.07. In connection  with such  foreclosure or other  conversion or action,  the Master
Servicer shall,  consistent with Section 3.11,  follow such practices and procedures as it shall deem necessary or  advisable,  as shall be normal  and usual in its  general  mortgage  servicing  activities  and as shall be required or  permitted  by the Program  Guide;  provided  that the Master  Servicer  shall not be liable in any respect  hereunder  if the  Master  Servicer  is  acting  in  connection  with  any such  foreclosure  or other conversion  or  action in a manner  that is  consistent  with the  provisions  of this  Agreement.  The  Master
Servicer,  however,  shall not be  required  to expend  its own funds or incur  other  reimbursable  charges in connection with any foreclosure,  or attempted  foreclosure  which is not completed,  or towards the correction of any default on a related senior  mortgage loan, or towards the  restoration of any property  unless it shall determine  (i) that such  restoration  and/or  foreclosure  will  increase the proceeds of  liquidation  of the
Mortgage  Loan to  Holders  of  Certificates  of one or more  Classes  after  reimbursement  to itself for such expenses or charges and (ii) that such  expenses  and charges  will be  recoverable  to it through  Liquidation
Proceeds,  Insurance  Proceeds,  or REO  Proceeds  (respecting  which it shall have  priority  for  purposes of withdrawals from the Custodial  Account pursuant to Section 3.10,  whether or not such expenses and charges are actually recoverable from related Liquidation  Proceeds,  Insurance Proceeds or REO Proceeds).  In the event of such a determination  by the Master  Servicer  pursuant to this Section  3.14(a),  the Master Servicer shall be entitled to reimbursement of its funds so expended  pursuant to Section 3.10. In addition,  the Master Servicer may pursue any remedies  that may be available in  connection  with a breach of a  representation  and warranty with  respect  to any such  Mortgage  Loan in  accordance  with  Sections  2.03 and 2.04.  However,  the Master
Servicer is not  required to continue to pursue both  foreclosure  (or similar  remedies)  with  respect to the
Mortgage  Loans and  remedies  in  connection  with a breach of a  representation  and  warranty  if the Master
Servicer  determines in its  reasonable  discretion  that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO  Disposition,  following the deposit in the  Custodial  Account of all  Insurance  Proceeds,  Liquidation  Proceeds  and other  payments and recoveries  referred to in the definition of "Cash  Liquidation"  or "REO  Disposition,"  as  applicable,  upon receipt by the Trustee of written  notification of such deposit signed by a Servicing  Officer,  the Trustee or any  Custodian,  as the case may be, shall  release to the Master  Servicer the related  Mortgage  File and the
Trustee shall execute and deliver such  instruments of transfer or assignment  prepared by the Master Servicer, in each case without  recourse,  as shall be necessary to vest in the Master  Servicer or its designee,  as the case may be, the related  Mortgage  Loan,  and  thereafter  such  Mortgage  Loan shall not be part of the Trust
Fund.  Notwithstanding  the foregoing or any other provision of this Agreement,  in the Master  Servicer's sole discretion  with  respect  to any  defaulted  Mortgage  Loan or REO  Property  as to  either  of the  following provisions,  (i) a Cash  Liquidation or REO  Disposition  may be deemed to have occurred if  substantially  all amounts expected by the Master Servicer to be received in connection with the related  defaulted  Mortgage Loan or REO  Property  have been  received,  and (ii) for  purposes  of  determining  the amount of any  Liquidation
Proceeds,  Insurance  Proceeds,  REO Proceeds or other  unscheduled  collections  or the amount of any Realized
Loss,  the Master  Servicer  may take into  account  minimal  amounts of  additional  receipts  expected  to be received or any  estimated  additional  liquidation  expenses  expected to be incurred in  connection  with the related defaulted Mortgage Loan or REO Property.

(b)     In the event that title to any  Mortgaged  Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of  foreclosure,  the deed or certificate of sale shall be issued to the Trustee or to its  nominee  on  behalf  of  Certificateholders.  Notwithstanding  any such  acquisition  of  title  and cancellation  of the related  Mortgage Loan,  such REO Property shall (except as otherwise  expressly  provided herein) be  considered  to be an  Outstanding  Mortgage  Loan held in the Trust Fund until such time as the REO
Property shall be sold.  Consistent  with the foregoing for purposes of all  calculations  hereunder so long as such  REO  Property  shall  be  considered  to be an  Outstanding  Mortgage  Loan it  shall  be  assumed  that, notwithstanding that the indebtedness  evidenced by the related Mortgage Note shall have been discharged,  such
Mortgage  Note and the related  amortization  schedule in effect at the time of any such  acquisition  of title
(after  giving  effect  to any  previous  Curtailments  and  before  any  adjustment  thereto  by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

(c)     In the event that the Trust Fund  acquires any REO  Property as  aforesaid  or otherwise in  connection with a default or imminent  default on a Mortgage Loan,  the Master  Servicer on behalf of the Trust Fund shall dispose of such REO Property  within three full years after the taxable  year of its  acquisition  by the Trust
Fund for  purposes  of  Section  860G(a)(8)  of the Code (or such  shorter  period  as may be  necessary  under applicable  state  (including  any state in which such  property is located) law to maintain the status of each
REMIC created  hereunder as a REMIC under  applicable  state law and avoid taxes  resulting  from such property failing to be foreclosure  property under applicable state law) or, at the expense of the Trust Fund,  request, more than 60 days before the day on which such grace  period  would  otherwise  expire,  an  extension  of such grace  period  unless the Master  Servicer  obtains  for the Trustee an Opinion of  Counsel,  addressed  to the
Trustee  and the Master  Servicer,  to the  effect  that the  holding  by the Trust  Fund of such REO  Property subsequent to such period will not result in the  imposition of taxes on "prohibited  transactions"  as defined in Section  860F of the Code or cause any REMIC  created  hereunder  to fail to qualify as a REMIC (for federal
(or any applicable State or local) income tax purposes) at any time that any  Certificates are outstanding,  in which case the Trust Fund may continue to hold such REO Property  (subject to any conditions  contained in such
Opinion of Counsel).  The Master  Servicer  shall be entitled to be reimbursed  from the Custodial  Account for any costs  incurred in obtaining  such Opinion of Counsel,  as provided in Section  3.10.  Notwithstanding  any other  provision of this Agreement,  no REO Property  acquired by the Trust Fund shall be rented (or allowed to continue  to be rented) or  otherwise  used by or on behalf of the Trust Fund in such a manner or  pursuant  to any terms that would (i) cause such REO  Property  to fail to  qualify  as  "foreclosure  property"  within the meaning of Section  860G(a)(8)  of the Code or (ii) any subject REMIC  created  hereunder to the  imposition of any federal  income taxes on the income  earned from such REO  Property,  including any taxes imposed by reason of Section  860G(c) of the Code,  unless the Master  Servicer  has agreed to  indemnify  and hold  harmless the
Trust Fund with respect to the imposition of any such taxes.

(d)     The proceeds of any Cash  Liquidation,  REO  Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement,  as well as any recovery (other than Subsequent  Recoveries) resulting from a  collection  of  Liquidation  Proceeds,  Insurance  Proceeds  or REO  Proceeds,  will be  applied in the following  order  of  priority:  first,  to  reimburse  the  Master  Servicer  or the  related  Subservicer  in accordance with Section  3.10(a)(ii);  second,  to the  Certificateholders  to the extent of accrued and unpaid interest  on the  Mortgage  Loan,  and any  related  REO Imputed  Interest,  at the Net  Mortgage  Rate (or the
Modified  Net  Mortgage  Rate in the case of a Modified  Mortgage  Loan),  to the Due Date in the  related  Due
Period  prior  to  the  Distribution  Date  on  which  such  amounts  are  to be  distributed;  third,  to  the
Certificateholders  as a  recovery  of  principal  on the  Mortgage  Loan  (or REO  Property);  fourth,  to all
Servicing Fees and  Subservicing  Fees payable  therefrom (and the Master  Servicer and the  Subservicer  shall have no claims for any  deficiencies  with  respect to such fees which result from the  foregoing  allocation);
and fifth, to Foreclosure Profits.

(e)     In the event of a default  on a  Mortgage  Loan one or more of whose  obligors  is not a United  States
Person,  in  connection  with  any  foreclosure  or  acquisition  of a deed in lieu of  foreclosure  (together,
"foreclosure")  in respect  of such  Mortgage  Loan,  the  Master  Servicer  shall  cause  compliance  with the provisions of Treasury  Regulation  Section  1.1445-2(d)(3) (or any successor thereto) necessary to assure that no withholding  tax obligation  arises with respect to the proceeds of such  foreclosure  except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

Section 3.15.  Trustee to Cooperate; Release of Mortgage Files.

(a)     Upon  becoming  aware of the payment in full of any  Mortgage  Loan,  or upon the receipt by the Master
Servicer of a notification  that payment in full will be escrowed in a manner customary for such purposes,  the
Master Servicer shall  immediately  notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification  of a Servicing  Officer (which  certification  shall include a statement to the effect that all amounts  received or to be received in  connection  with such payment which are required to be deposited in the Custodial  Account  pursuant to Section 3.07 have been or will be so  deposited),  substantially  in one of the forms attached  hereto as Exhibit H requesting  delivery to it of the Mortgage  File.  Upon receipt of such certification and request,  the Trustee shall promptly release, or cause the Custodian to release,  the related
Mortgage  File to the Master  Servicer.  The Master  Servicer  is  authorized  to  execute  and  deliver to the
Mortgagor the request for  reconveyance,  deed of  reconveyance  or release or satisfaction of mortgage or such instrument  releasing the lien of the Mortgage,  together with the Mortgage Note with, as appropriate,  written evidence of  cancellation  thereon and to cause the removal from the  registration  on the MERS(R)System of such
Mortgage and to execute and deliver,  on behalf of the Trustee and the  Certificateholders  or any of them, any and all instruments of  satisfaction  or  cancellation or of partial or full release,  including any applicable
UCC termination  statements.  No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

(b)     From time to time as is  appropriate  for the servicing or foreclosure of any Mortgage Loan, the Master
Servicer  shall deliver to the  Custodian,  with a copy to the Trustee,  a certificate  of a Servicing  Officer substantially  in one of the forms  attached as Exhibit H hereto,  requesting  that  possession  of all, or any document  constituting  part of, the Mortgage File be released to the Master  Servicer and certifying as to the reason for such release and that such release will not  invalidate any insurance  coverage  provided in respect of the Mortgage Loan under any Required  Insurance  Policy.  Upon receipt of the  foregoing,  the Trustee shall deliver,  or cause the Custodian to deliver,  the Mortgage File or any document therein to the Master Servicer.
The Master  Servicer  shall cause each Mortgage File or any document  therein so released to be returned to the
Trustee,  or the  Custodian  as agent for the Trustee when the need  therefor by the Master  Servicer no longer exists,  unless  (i) the  Mortgage  Loan has been  liquidated  and the  Liquidation  Proceeds  relating  to the
Mortgage  Loan have been  deposited in the  Custodial  Account or (ii) the Mortgage  File or such  document has been  delivered  directly or through a  Subservicer  to an  attorney,  or to a public  trustee or other  public official as required by law, for purposes of initiating or pursuing legal action or other  proceedings  for the foreclosure  of the  Mortgaged  Property  either  judicially  or  non-judicially,  and the Master  Servicer has delivered  directly or through a Subservicer to the Trustee a certificate of a Servicing Officer  certifying as to the name and  address of the Person to which such  Mortgage  File or such  document  was  delivered  and the purpose or purposes of such  delivery.  In the event of the  liquidation  of a Mortgage Loan, the Trustee shall deliver the Request for Release with  respect  thereto to the Master  Servicer  upon the  Trustee's  receipt of notification  from the Master  Servicer  of the deposit of the related  Liquidation  Proceeds in the  Custodial
Account.

(c)     The Trustee or the Master  Servicer on the  Trustee's  behalf  shall  execute and deliver to the Master
Servicer,  if necessary,  any court pleadings,  requests for trustee's sale or other documents necessary to the foreclosure  or  trustee's  sale in respect of a Mortgaged  Property or to any legal  action  brought to obtain judgment  against any  Mortgagor on the Mortgage  Note or Mortgage or to obtain a  deficiency  judgment,  or to enforce any other  remedies or rights  provided by the Mortgage Note or Mortgage or otherwise  available at law or in equity.  Together with such documents or pleadings (if signed by the Trustee),  the Master Servicer shall deliver to the Trustee a certificate  of a Servicing  Officer  requesting  that such  pleadings or documents be executed by the Trustee and  certifying as to the reason such  documents or pleadings are required and that the execution and delivery  thereof by the Trustee shall not invalidate  any insurance  coverage under any Required
Insurance  Policy or invalidate or otherwise  affect the lien of the Mortgage,  except for the  termination  of such a lien upon completion of the foreclosure or trustee's sale.

Section 3.16.  Servicing and Other Compensation; Eligible Master Servicing Compensation.

(a)     The Master  Servicer,  as compensation  for its activities  hereunder,  shall be entitled to receive on each  Distribution  Date the amounts  provided for by clauses  (iii),  (iv),  (v) and (vi) of Section  3.10(a), subject  to clause (e) below.  The amount of  servicing  compensation  provided  for in such  clauses  shall be accounted for on a Mortgage  Loan-by-Mortgage  Loan basis. In the event that  Liquidation  Proceeds,  Insurance
Proceeds and REO Proceeds (net of amounts  reimbursable  therefrom pursuant to Section  3.10(a)(ii)) in respect of a Cash  Liquidation  or REO  Disposition  exceed the unpaid  principal  balance of such  Mortgage  Loan plus unpaid interest accrued thereon  (including REO Imputed  Interest) at a per annum rate equal to the related Net
Mortgage  Rate (or the  Modified  Net  Mortgage  Rate in the case of a  Modified  Mortgage  Loan),  the  Master
Servicer  shall be entitled  to retain  therefrom  and to pay to itself  and/or the  related  Subservicer,  any
Foreclosure Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

(b)     Additional  servicing  compensation in the form of assumption  fees, late payment  charges,  investment income on amounts in the Custodial  Account or the  Certificate  Account or otherwise  shall be retained by the
Master  Servicer or the  Subservicer to the extent  provided  herein,  subject to clause (e) below.  Prepayment charges shall be deposited  into the  Certificate  Account and shall be paid on each  Distribution  Date to the holders of the Class SB Certificates.

(c)     The Master  Servicer  shall be  required to pay, or cause to be paid,  all  expenses  incurred by it in connection with its servicing  activities  hereunder  (including  payment of premiums for the Primary Insurance
Policies,  if any, to the extent such premiums are not required to be paid by the related  Mortgagors,  and the fees and  expenses of the  Trustee and any  Custodian)  and shall not be  entitled  to  reimbursement  therefor except as specifically provided in Sections 3.10 and 3.14.

(d)     The Master  Servicer's  right to receive  servicing  compensation may not be transferred in whole or in part except in  connection  with the  transfer of all of its  responsibilities  and  obligations  of the Master
Servicer under this Agreement.

(e)     Notwithstanding  clauses  (a) and (b)  above,  the  amount of  servicing  compensation  that the Master
Servicer shall be entitled to receive for its activities  hereunder for the period ending on each  Distribution
Date shall be reduced (but not below zero) by an amount equal to Eligible  Master  Servicing  Compensation  (if any) for such  Distribution  Date.  Such reduction  shall be applied during such period as follows:  first,  to any  Servicing  Fee or  Subservicing  Fee to  which  the  Master  Servicer  is  entitled  pursuant  to  Section
3.10(a)(iii);  second,  to any income or gain  realized  from any  investment  of funds  held in the  Custodial
Account or the  Certificate  Account to which the Master Servicer is entitled  pursuant to Sections  3.07(c) or
4.01(b),  respectively;  and third,  to any amounts of servicing  compensation  to which the Master Servicer is entitled  pursuant to Section  3.10(a)(v)  or (vi). In making such  reduction,  the Master  Servicer  shall not withdraw  from the  Custodial  Account any such amount  representing  all or a portion of the  Servicing Fee to which it is entitled  pursuant to Section  3.10(a)(iii);  (ii) shall not withdraw from the Custodial Account or
Certificate  Account any such amount to which it is entitled  pursuant to Section  3.07(c) or 4.01(b) and (iii)
shall not  withdraw  from the  Custodial  Account  any such  amount of  servicing  compensation  to which it is entitled pursuant to Section 3.10(a)(v) or (vi).

Section 3.17.  Reports to the Trustee and the Depositor.

        Not later than fifteen days after it receives a written request from the Trustee or the Depositor,  the
Master Servicer shall forward to the Trustee and the Depositor a statement,  certified by a Servicing  Officer, setting forth the status of the Custodial  Account as of the close of business on such  Distribution Date as it relates  to the  Mortgage  Loans and  showing,  for the period  covered by such  statement,  the  aggregate  of deposits in or  withdrawals  from the Custodial  Account in respect of the Mortgage  Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

Section 3.18.  Annual Statement as to Compliance and Servicing Assessment.

        The Master  Servicer  shall  deliver to the  Depositor  and the Trustee on or before the earlier of (a)
March 31 of each year or (b) with respect to any calendar  year during which the  Depositor's  annual report on
Form 10-K is required to be filed in  accordance  with the  Exchange Act and the rules and  regulations  of the
Commission,  the date on which the annual  report on Form 10-K is required to be filed in  accordance  with the
Exchange  Act and the rules and  regulations  of the  Commission,  (i) a servicing  assessment  as described in
Section  4.03(f)(ii) and (ii) a servicer  compliance  statement,  signed by an authorized officer of the Master
Servicer, as described in Items 1122(a), 1122(b) and 1123 of Regulation AB, to the effect that:

(i)     A review of the Master  Servicer's  activities during the reporting period and of its performance under this Agreement, has been made under such officer's supervision.

(ii)    To the best of such officer's  knowledge,  based on such review,  the Master Servicer has fulfilled all of its obligations  under this Agreement in all material  respects  throughout the reporting period or, if there has been a failure to fulfill any such  obligation in any material  respect,  specifying  each such failure known to such officer and the nature and status thereof.

        The  Master  Servicer  shall use  commercially  reasonable  efforts  to obtain  from all other  parties participating in the servicing  function any additional  certifications  required under Item 1123 of Regulation
AB to the extent  required  to be  included  in a Report on Form  10-K;  provided,  however,  that a failure to obtain such  certifications  shall not be a breach of the Master  Servicer's duties hereunder if any such party fails to deliver such a certification.

Section 3.19.  Annual Independent Public Accountants' Servicing Report.

        On or before the earlier of (a) March 31 of each year or (b) with respect to any  calendar  year during which the  Depositor's  annual report on Form 10-K is required to be filed in accordance  with the Exchange Act and the rules and  regulations of the  Commission,  the date on which the annual report is required to be filed in accordance  with the Exchange Act and the rules and  regulations of the  Commission,  the Master Servicer at its expense  shall  cause a firm of  independent  public  accountants,  which shall be members of the  American
Institute  of  Certified  Public  Accountants,  to furnish to the  Depositor  and the Trustee  the  attestation required under Item 1122(b) of Regulation AB. In rendering  such  statement,  such firm may rely, as to matters relating  to  the  direct  servicing  of  mortgage  loans  by  Subservicers,  upon  comparable  statements  for
examinations   conducted  by  independent  public  accountants   substantially  in  accordance  with  standards
established  by the American  Institute  of  Certified  Public  Accountants  (rendered  within one year of such statement) with respect to such Subservicers.

Section 3.20.  Right of the Depositor in Respect of the Master Servicer.

        The Master Servicer shall afford the Depositor and the Trustee,  upon reasonable notice,  during normal business  hours  access to all  records  maintained  by the  Master  Servicer  in  respect  of its  rights  and obligations  hereunder and access to officers of the Master  Servicer  responsible for such  obligations.  Upon request,  the Master  Servicer  shall  furnish the  Depositor  and the Trustee  with its most recent  financial statements  and such other  information  as the Master  Servicer  possesses  regarding its  business,  affairs, property and condition,  financial or otherwise.  The Master  Servicer shall also cooperate with all reasonable requests for information  including,  but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the  Certificates  from any Person or Persons  identified by the Depositor or Residential
Funding.  The  Depositor  may, but is not obligated to perform,  or cause a designee to perform,  any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer  hereunder;  provided that the  Master  Servicer  shall  not be  relieved  of any of its  obligations  hereunder  by  virtue  of such performance  by the  Depositor  or its  designee.  Neither  the  Depositor  nor  the  Trustee  shall  have  the responsibility  or liability  for any action or failure to act by the Master  Servicer and is not  obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

Section 3.21.  Advance Facility.

(a)     The  Master  Servicer  is hereby  authorized  to enter into a  financing  or other  facility  (any such arrangement,  an "Advance  Facility") under which (1) the Master Servicer sells,  assigns or pledges to another
Person (an  "Advancing  Person") the Master  Servicer's  rights under this  Agreement to be reimbursed  for any
Advances or Servicing  Advances  and/or (2) an  Advancing  Person  agrees to fund some or all  Advances  and/or
Servicing  Advances  required to be made by the Master Servicer  pursuant to this Agreement.  No consent of the
Depositor,  the  Trustee,  the  Certificateholders  or any other  party  shall be  required  before  the Master
Servicer  may enter into an Advance  Facility.  Notwithstanding  the  existence of any Advance  Facility  under which an Advancing Person agrees to fund Advances and/or Servicing  Advances on the Master  Servicer's  behalf, the Master  Servicer  shall  remain  obligated  pursuant  to this  Agreement  to make  Advances  and  Servicing
Advances  pursuant  to and as  required  by this  Agreement.  If the  Master  Servicer  enters  into an Advance
Facility,  and for so long as an Advancing  Person remains entitled to receive  reimbursement  for any Advances including  Nonrecoverable  Advances  ("Advance  Reimbursement  Amounts")  and/or Servicing  Advances  including
Nonrecoverable  Advances  ("Servicing Advance  Reimbursement  Amounts" and together with Advance  Reimbursement
Amounts,  "Reimbursement  Amounts") (in each case to the extent such type of  Reimbursement  Amount is included in the Advance Facility),  as applicable,  pursuant to this Agreement,  then the Master Servicer shall identify such  Reimbursement  Amounts  consistent  with the  reimbursement  rights set forth in Section  3.10(a)(ii) and
(vii) and remit such  Reimbursement  Amounts in  accordance  with this Section 3.21 or otherwise in  accordance with the  documentation  establishing the Advance  Facility to such Advancing Person or to a trustee,  agent or custodian (an "Advance  Facility  Trustee")  designated by such Advancing  Person in an Advance Facility Notice described below in Section  3.21(b).  Notwithstanding  the foregoing,  if so required  pursuant to the terms of the Advance  Facility,  the Master  Servicer  may  direct,  and if so directed in writing the Trustee is hereby authorized to and shall pay to the Advance Facility Trustee the Reimbursement  Amounts  identified  pursuant to the  preceding  sentence.  An  Advancing  Person  whose  obligations  hereunder  are  limited to the funding of
Advances and/or Servicing  Advances shall not be required to meet the  qualifications of a Master Servicer or a
Subservicer  pursuant to Section  3.02(a) or 6.02(c)  hereof and shall not be deemed to be a Subservicer  under this  Agreement.  Notwithstanding  anything to the contrary  herein,  in no event shall  Advance  Reimbursement
Amounts or  Servicing  Advance  Reimbursement  Amounts be  included  in the  Available  Distribution  Amount or distributed to Certificateholders.

(b)     If the Master  Servicer  enters into an Advance  Facility  and makes the  election set forth in Section
3.21(a),  the Master  Servicer and the related  Advancing  Person shall deliver to the Trustee a written notice
and  payment  instruction  (an  "Advance  Facility  Notice"),   providing  the  Trustee  with  written  payment
instructions  as to where  to remit  Advance  Reimbursement  Amounts  and/or  Servicing  Advance  Reimbursement
Amounts  (each to the extent such type of  Reimbursement  Amount is included  within the Advance  Facility)  on subsequent  Distribution Dates. The payment instruction shall require the applicable  Reimbursement  Amounts to be distributed to the Advancing  Person or to an Advance  Facility  Trustee  designated in the Advance Facility
Notice.  An Advance  Facility  Notice  may only be  terminated  by the joint  written  direction  of the Master
Servicer and the related Advancing Person (and any related Advance Facility Trustee).

(c)     Reimbursement  Amounts shall consist solely of amounts in respect of Advances and/or Servicing Advances made with respect to the Mortgage Loans for which the Master  Servicer  would be permitted to reimburse  itself in accordance with Section  3.10(a)(ii) and (vii) hereof,  assuming the Master Servicer or the Advancing Person had made the related  Advance(s)  and/or  Servicing  Advance(s).  Notwithstanding  the  foregoing,  except with respect to  reimbursement  of  Nonrecoverable  Advances as set forth in Section 3.10(c) of this  Agreement,  no
Person shall be entitled to  reimbursement  from funds held in the Collection  Account for future  distribution to  Certificateholders  pursuant to this  Agreement.  Neither the Depositor nor the Trustee shall have any duty or liability  with respect to the  calculation  of any  Reimbursement  Amount,  nor shall the  Depositor or the
Trustee  have any  responsibility  to track or monitor  the  administration  of the  Advance  Facility  and the
Depositor shall not have any  responsibility to track,  monitor or verify the payment of Reimbursement  Amounts to the related  Advancing  Person or Advance Facility  Trustee.  The Master Servicer shall maintain and provide to any  Successor  Master  Servicer (a "Successor  Master  Servicer") a detailed  accounting on a  loan-by-loan basis as to amounts  advanced by, sold,  pledged or assigned to, and  reimbursed to any Advancing  Person.  The
Successor  Master  Servicer shall be entitled to rely on any such  information  provided by the Master Servicer and the Successor Master Servicer shall not be liable for any errors in such information.

(d)     Upon the  direction of and at the expense of the Master  Servicer,  the Trustee  agrees to execute such
acknowledgments,   certificates,   and  other  documents   provided  by  the  Master  Servicer  and  reasonably
satisfactory to the Trustee  recognizing the interests of any Advancing  Person or Advance  Facility Trustee in
such Reimbursement  Amounts as the Master Servicer may cause to be made subject to Advance Facilities  pursuant to this Section 3.21, and such other  documents in connection  with such Advance  Facility as may be reasonably requested from time to time by any Advancing  Person or Advance  Facility  Trustee and reasonably  satisfactory to the Trustee.

(e)     Reimbursement  Amounts  collected  with respect to each Mortgage Loan shall be allocated to outstanding unreimbursed  Advances or Servicing  Advances (as the case may be) made with respect to that Mortgage Loan on a
"first-in, first out" ("FIFO") basis, subject to the qualifications set forth below:

(i)     Any Successor  Master  Servicer to  Residential  Funding and the Advancing  Person or Advance  Facility
        Trustee  shall be required to apply all amounts  available in accordance  with this Section  3.21(e) to the  reimbursement  of Advances and  Servicing  Advances in the manner  provided for herein;  provided, however, that after the succession of a Successor Master Servicer,  (A) to the extent that any Advances or Servicing  Advances with respect to any  particular  Mortgage Loan are  reimbursed  from payments or recoveries,  if any, from the related Mortgagor,  and Liquidation  Proceeds or Insurance  Proceeds,  if
        any, with respect to that Mortgage Loan,  reimbursement  shall be made,  first, to the Advancing Person or Advance Facility  Trustee in respect of Advances and/or Servicing  Advances related to that Mortgage
        Loan to the  extent of the  interest  of the  Advancing  Person or  Advance  Facility  Trustee  in such
        Advances  and/or  Servicing  Advances,  second to the Master  Servicer  in respect of  Advances  and/or
        Servicing  Advances  related to that Mortgage Loan in excess of those in which the Advancing  Person or
        Advance  Facility  Trustee  Person has an interest,  and third,  to the  Successor  Master  Servicer in respect of any other  Advances  and/or  Servicing  Advances  related to that Mortgage  Loan,  from such sources as and when  collected,  and (B)  reimbursements  of Advances and  Servicing  Advances that are
        Nonrecoverable  Advances shall be made pro rata to the Advancing Person or Advance Facility Trustee, on the one  hand,  and any  such  Successor  Master  Servicer,  on the  other  hand,  on the  basis of the respective aggregate  outstanding  unreimbursed Advances and Servicing Advances that are Nonrecoverable
        Advances owed to the Advancing  Person,  Advance Facility  Trustee or Master Servicer  pursuant to this
        Agreement,  on the one hand, and any such  Successor  Master  Servicer,  on the other hand, and without regard to the date on which any such Advances or Servicing  Advances shall have been made. In the event that,  as a result of the FIFO  allocation  made  pursuant to this  Section  3.21(e),  some or all of a
        Reimbursement  Amount paid to the Advancing  Person or Advance  Facility Trustee relates to Advances or
        Servicing  Advances that were made by a Person other than  Residential  Funding or the Advancing Person or Advance  Facility  Trustee,  then the Advancing Person or Advance Facility Trustee shall be required to remit any  portion of such  Reimbursement  Amount to the  Person  entitled  to such  portion of such
        Reimbursement  Amount.  Without  limiting the  generality of the foregoing,  Residential  Funding shall remain entitled to be reimbursed by the Advancing  Person or Advance  Facility Trustee for all Advances
        and Servicing Advances funded by Residential Funding to the extent the related Reimbursement  Amount(s)
        have  not  been  assigned  or  pledged  to  an  Advancing  Person  or  Advance  Facility  Trustee.  The
        documentation  establishing  any Advance Facility shall require  Residential  Funding to provide to the related  Advancing  Person or Advance  Facility  Trustee loan by loan  information with respect to each
        Reimbursement  Amount  distributed to such Advancing Person or Advance Facility Trustee on each date of remittance  thereof to such  Advancing  Person or Advance  Facility  Trustee,  to enable the  Advancing
        Person or Advance  Facility  Trustee to make the FIFO  allocation  of each  Reimbursement  Amount  with respect to each Mortgage Loan.

(ii)    By way of  illustration,  and not by way of limiting the  generality  of the  foregoing,  if the Master
        Servicer  resigns  or is  terminated  at a time  when the  Master  Servicer  is a party  to an  Advance
        Facility,  and is replaced by a Successor Master Servicer,  and the Successor Master Servicer  directly funds Advances or Servicing  Advances with respect to a Mortgage Loan and does not assign or pledge the related  Reimbursement  Amounts to the related Advancing Person or Advance Facility  Trustee,  then all payments and  recoveries  received  from the related  Mortgagor or received in the form of  Liquidation
        Proceeds with respect to such Mortgage Loan (including  Insurance Proceeds collected in connection with a  liquidation  of such  Mortgage  Loan) will be  allocated  first to the  Advancing  Person or Advance
        Facility Trustee until the related  Reimbursement  Amounts  attributable to such Mortgage Loan that are owed to the  Master  Servicer  and the  Advancing  Person,  which were made  prior to any  Advances  or
        Servicing Advances made by the Successor Master Servicer,  have been reimbursed in full, at which point the  Successor  Master  Servicer  shall  be  entitled  to  retain  all  related  Reimbursement  Amounts subsequently  collected with respect to that Mortgage Loan pursuant to Section 3.10 of this  Agreement.
        To the extent that the Advances or Servicing Advances are  Nonrecoverable  Advances to be reimbursed on an aggregate basis pursuant to Section 3.10 of this Agreement,  the  reimbursement  paid in this manner will be made pro rata to the Advancing  Person or Advance  Facility  Trustee,  on the one hand, and the
        Successor Master Servicer, on the other hand, as described in clause (i)(B) above.

(f)     The Master  Servicer  shall remain  entitled to be reimbursed  for all Advances and Servicing  Advances funded by the Master  Servicer to the extent the related  rights to be reimbursed  therefor have not been sold, assigned or pledged to an Advancing Person.

(g)     Any amendment to this Section 3.21 or to any other  provision of this  Agreement  that may be necessary or  appropriate  to effect the terms of an Advance  Facility  as  described  generally  in this  Section  3.21, including  amendments to add provisions  relating to a successor  master  servicer,  may be entered into by the
Trustee,  the  Depositor and the Master  Servicer  without the consent of any  Certificateholder,  with written confirmation  from each Rating  Agency that the  amendment  will not result in the  reduction of the ratings on any class of the Certificates below the then current ratings on such  Certificates,  and delivery of an Opinion of Counsel as required under Section 11.01(c)  notwithstanding  anything to the contrary in Section 11.01 of or elsewhere in this Agreement.

(h)     Any rights of set-off that the Trust Fund, the Trustee,  the Depositor,  any Successor  Master Servicer
or any other Person might  otherwise have against the Master  Servicer under this Agreement shall not attach to any rights to be  reimbursed  for Advances or Servicing  Advances  that have been sold,  transferred,  pledged, conveyed or assigned to any Advancing Person.

(i)     At any time when an Advancing Person shall have ceased funding  Advances and/or Servicing  Advances (as the  case  may be)  and  the  Advancing  Person  or  related  Advance  Facility  Trustee  shall  have  received
Reimbursement  Amounts  sufficient in the aggregate to reimburse all Advances and/or Servicing Advances (as the case may be) the  right to  reimbursement  for which  were  assigned  to the  Advancing  Person,  then upon the delivery  of a written  notice  signed by the  Advancing  Person and the Master  Servicer or its  successor  or assign) to the Trustee  terminating  the Advance  Facility Notice (the "Notice of Facility  Termination"),  the
Master  Servicer or its Successor  Master  Servicer  shall again be entitled to withdraw and retain the related
Reimbursement Amounts from the Custodial Account pursuant to Section 3.10.

(j)     After delivery of any Advance  Facility  Notice,  and until any such Advance  Facility  Notice has been terminated  by a Notice of Facility  Termination,  this Section  3.21 may not be amended or otherwise  modified without the prior written consent of the related Advancing Person.

Section 3.22.  Special Servicing.

(a)     Subject  to the  conditions  described  in  Section  3.22(b)  below and  provided  that the  Sixty-Plus
Percentage on three  consecutive  Distribution  Dates exceeds the  percentages  set forth on Exhibit W for such three  consecutive  Distribution  Dates,  the Holder of the Class SB Certificates may (but is not obligated to)
appoint a special  servicer  (each,  a "Special  Servicer") to service any Mortgage Loan which is Delinquent in payment by 90 days or more as of the third  Distribution  Date of such  three  consecutive  Distribution  Dates
(the "Special  Servicing  Transfer Date");  provided,  however,  that the aggregate Stated Principal Balance of
Mortgage  Loans  transferred  to a Special  Servicer  pursuant to this Section shall not equal or exceed 10% of the Cut-off Date Balance,  so long as the Trust Fund is obligated to follow the reporting  requirements  of the
Exchange  Act.  The Holder of the Class SB  Certificates  shall give the  Trustee and the Master  Servicer  not less than 40 days prior written  notice of the Special  Servicing  Transfer  Date,  specifying (i) the Mortgage
Loan(s) that it intends to transfer and (ii) the related Special Servicer.

(b)     Any Special Servicer  appointed  pursuant to Section 3.22(a) above shall (i) be rated in one of the two highest  rating  categories  as a special  servicer  by at least two of  Standard & Poor's,  Moody's  and Fitch
Ratings,  (ii)  satisfy  and be  subject  to all  requirements  and  obligations  of a  Subservicer  under this
Agreement,  including but not limited to,  servicing in accordance  with the Program Guide and this  Agreement,
(iii) be approved by the Master Servicer (which approval shall not be unreasonably  withheld),  (iv) be capable of  full  compliance  with  Regulation AB  and  (v)  sign  an  acknowledgement  agreeing  to be  bound  by this
Agreement.  In addition,  no Special  Servicer may modify a Mortgage Loan without the prior written  consent of the Master Servicer and such modification shall be in compliance with Section 3.07(a) hereof.

(c)     In  connection  with the  transfer of the  servicing of any Mortgage  Loan to a Special  Servicer,  the
Master  Servicer or  Subservicer of such Mortgage Loan (the  "Transferring  Servicer")  shall,  at such Special
Servicer's  expense  (limited,  in the case of the accounting of amounts collected or held by such Transferring
Servicer,  only to  out-of-pocket  expenses and costs),  deliver to such Special  Servicer  all  documents  and records  relating to such Mortgage Loan and an accounting of amounts  collected or held by it and otherwise use its best efforts to effect the orderly and  efficient  transfer of the  servicing of such Mortgage Loan to such
Special  Servicer.  Such Special  Servicer  shall  thereupon  assume all of the rights and  obligations  of the
Transferring  Servicer  hereunder  arising from and after the Special  Servicing  Transfer Date,  including the right to receive the related  Subservicing  Fee from  payments of interest  received on such Mortgage Loan (and shall have no rights or  entitlement  to  compensation  greater  than that of the  Transferring  Servicer  with respect to such  Mortgage  Loan) and the  Transferring  Servicer  shall have no further  rights or  obligations hereunder  with  respect to such  Mortgage  Loan  (except that the Master  Servicer  shall remain  obligated to master  service  such  Mortgage  Loan  pursuant to this  Agreement).  In  connection  with the  transfer of the servicing  of any Mortgage  Loan to a Special  Servicer,  the Master  Servicer  shall amend the  Mortgage  Loan
Schedule to reflect that such Mortgage Loans are subserviced by such Special Servicer.

(d)     On any Special  Servicing  Transfer Date, the related Special Servicer shall reimburse the Transferring
Servicer for all unreimbursed Advances,  Servicing Advances and Servicing Fees, as applicable,  relating to the
Mortgage Loans for which the servicing is being  transferred.  The related  Special  Servicer shall be entitled to be  reimbursed  pursuant to Section  3.10 or otherwise  pursuant to this  Agreement  for all such  Advances,
Servicing  Advances and Servicing  Fees, as  applicable,  paid to the  Transferring  Servicer  pursuant to this
Section 3.22. In addition,  in the event that the  Transferring  Servicer is a  Subservicer,  the Holder of the
Class SB Certificates or the related Special Servicer shall pay any termination  fees due to such  Transferring
Servicer pursuant to the applicable Subservicing Agreement.

(e)     Each Special  Servicer agrees to indemnify and hold the Master Servicer and the  Transferring  Servicer harmless from and against any and all losses,  claims,  expenses,  costs or  liabilities  (including  attorneys fees and court costs) incurred by the Master Servicer or Transferring  Servicer, as applicable,  as a result of or in  connection  with the failure by such Special  Servicer to perform the  obligations  or  responsibilities imposed upon or undertaken by such Special  Servicer under this  Agreement  from and after the related  Special
Servicing  Transfer  Date.  The Master  Servicer  agrees to indemnify and hold each Special  Servicer  harmless from and against any and all losses,  claims,  expenses,  costs or  liabilities  (including  attorneys fees and court costs)  incurred by such Special  Servicer as a result of or in connection with the failure by the Master
Servicer to perform the  obligations  or  responsibilities  imposed upon or undertaken  by the Master  Servicer under this Agreement.

ARTICLE IV
                                        PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.  Certificate Account.

(a)     The Master Servicer  acting as agent of the Trustee shall establish and maintain a Certificate  Account in which the Master  Servicer  shall  deposit or cause to be  deposited  on behalf of the  Trustee on or before
2:00 P.M. New York time on each  Certificate  Account  Deposit Date by wire transfer of  immediately  available funds an amount equal to the sum of (i) any Advance for the  immediately  succeeding  Distribution  Date,  (ii)
any amount  required to be paid pursuant to Section  3.12(a),  (iii) any amount required to be deposited in the
Certificate  Account  pursuant to Section 3.16(e) or Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01,  (v) any  prepayment  charges on the Mortgage  Loans  received  during the related  Prepayment
Period  and (vi)  all  other  amounts  constituting  the  Available  Distribution  Amount  for the  immediately succeeding Distribution Date.

(b)     On or prior to the Business Day  immediately  following each  Determination  Date, the Master  Servicer shall  determine any amounts owed by the Swap  Counterparty  under the Swap Agreement and inform the Trustee in writing of the amount so calculated.

(c)     The Trustee  shall,  upon written  request from the Master  Servicer,  invest or cause the  institution maintaining the Certificate  Account to invest the funds in the  Certificate  Account in Permitted  Investments designated in the name of the Trustee for the benefit of the  Certificateholders,  which shall mature not later than the Business Day next preceding the Distribution  Date next following the date of such investment  (except that (i) if such  Permitted  Investment is an obligation of the  institution  that  maintains such account or a fund for which  such  institution  serves as  custodian,  then such  Permitted  Investment  may  mature on such
Distribution  Date and (ii) any other  investment  may mature on such  Distribution  Date if the Trustee  shall advance funds on such  Distribution  Date to the  Certificate  Account in the amount payable on such investment on such  Distribution  Date,  pending  receipt  thereof to the extent  necessary to make  distributions  on the
Certificates)  and shall not be sold or disposed of prior to maturity.  All income and gain  realized  from any such  investment  shall be for the benefit of the Master  Servicer  and shall be subject to its  withdrawal  or order from time to time.  The  amount of any  losses  incurred  in  respect  of any such  investments  shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized.

Section 4.02.  Distributions.

(a)     On each  Distribution  Date,  the Trustee (or the Paying Agent on behalf of the Trustee) shall allocate and distribute the Available  Distribution  Amount, if any, for such date to the interests issued in respect of
REMIC I and REMIC II as specified in this Section.

(b)     (1)    On each Distribution Date, the following amounts,  in the following order of priority,  shall be distributed by REMIC I to REMIC II on account of the REMIC I Regular Interests:

                      (i)    to the extent of the  Available  Distribution  Amount  (other  than the portion of the  Available  Distribution  Amount  described in clause  (a)(vi) of the  definition  of
                      Available  Distribution  Amount),  to the Holders of the REMIC I Regular  Interests,  pro
                      rata,  in an amount  equal to (A) the related  Uncertificated  Accrued  Interest for such
                      Distribution  Date,  plus (B) any  amounts  in  respect  thereof  remaining  unpaid  from previous  Distribution  Dates.  Amounts  payable as  Uncertificated  Accrued  Interest in
                      respect  of  REMIC  I  Regular   Interest   ZZ  shall  be   reduced   when  the  REMIC  I
                      Overcollateralization  Amount  is less than the  REMIC I  Required  Overcollateralization
                      Amount,  by the lesser of (x) the amount of such  difference  and (y) the REMIC I Regular
                      Interest  ZZ Maximum  Interest  Deferral  Amount,  and such amount will be payable to the
                      Holders of REMIC I Regular  Interests  A-1,  A-2, A-3, M-1, M-2, M-3, M-4, M-5, M-6, M-7,
                      M-8, M-9 and M-10 in the same  proportion as the  Overcollateralization  Increase  Amount is  allocated  to  the  corresponding  Class  of  Certificates,  and  the  Uncertificated
                      Principal  Balance of the REMIC I Regular  Interest ZZ shall be increased by such amount;
                      and

(ii)    on each  Distribution  Date,  to the Holders of REMIC I Regular  Interests,  in an amount  equal to the remainder of the Available  Distribution  Amount (other than the portion of the Available
                      Distribution   Amount  described  in  clause  (a)(vi)  of  the  definition  of  Available
                      Distribution  Amount)  after  the  distributions  made  pursuant  to  clause  (i)  above, allocated  as  follows  (except as  provided  below):  (A) to the  Holders of the REMIC I
                      Regular  Interest  AA,  98.00%  of such  remainder  until  the  Uncertificated  Principal
                      Balance  of such REMIC I Regular  Interest  is  reduced  to zero;  (B) to the  Holders of
                      REMIC I Regular  Interests  A-1,  A-2,  A-3,  M-1, M-2, M-3, M-4, M-5, M-6, M-7, M-8, M-9
                      and M-10,  1.00% of such remainder in the same  proportion as amounts are  distributed in respect of principal on the  corresponding  Class of Certificates;  (C) to the Holders of the REMIC I Regular Interest ZZ, 1.00% of such remainder;  and (D) any remaining  amounts to the Holders of the Class R-I Certificates;  provided,  however,  that 98.00% and 2.00%
                      of any principal  payments that are  attributable to an  Overcollateralization  Reduction
                      Amount  shall be  allocated  to  Holders of the REMIC I Regular  Interest  AA and REMIC I
                      Regular Interest ZZ, respectively;

               (2)    Notwithstanding  the  distributions  described in this Section  4.02(b),  distribution of funds from the Certificate Account shall be made only in accordance with Section 4.02(c).

(c)     On each  Distribution  Date (x) the Master  Servicer on behalf of the  Trustee or (y) the Paying  Agent appointed by the Trustee,  shall  distribute to each  Certificateholder  of record on the next preceding Record
Date  (other  than as  provided  in Section  9.01  respecting  the final  distribution)  either in  immediately available  funds (by wire transfer or otherwise)  to the account of such  Certificateholder  at a bank or other entity having appropriate  facilities therefor,  if such  Certificateholder has so notified the Master Servicer or the  Paying  Agent,  as the case may be,  or,  if such  Certificateholder  has not so  notified  the  Master
Servicer or the Paying Agent by the Record Date,  by check mailed to such  Certificateholder  at the address of such Holder appearing in the Certificate Register such  Certificateholder's  share (which share with respect to each  Class of  Certificates,  shall be based on the  aggregate  of the  Percentage  Interests  represented  by
Certificates of the applicable  Class held by such Holder of the following  amounts,  in the following order of priority,  subject  to the  provisions  of  Section  4.02(d)),  in each  case to the  extent  of the  Available
Distribution  Amount on deposit in the Certificate  Account (or, with respect to clause (xxii)(B) below, to the extent of  prepayment  charges on deposit  in the  Certificate  Account  and (ii) with  respect to clauses  (i)
through  (xi)  below,  to the  extent of the  Available  Distribution  Amount  (other  than the  portion of the
Available  Distribution  Amount  described  in clause  (a)(vi)  of the  definition  of  Available  Distribution
Amount)) and to the extent not covered by amounts on deposit in the Swap Account:

(i)     to the  Class A  Certificateholders,  the  Class A  Interest  Distribution  Amount,  with  such  amount allocated among the Class A Certificateholders on a pro rata basis;

(ii)    to the Class M-1  Certificateholders  from the amount,  if any, of the  Available  Distribution  Amount remaining after the foregoing distributions, the Class M-1 Interest Distribution Amount;

(iii)   to the Class M-2  Certificateholders  from the amount,  if any, of the  Available  Distribution  Amount remaining after the foregoing distributions, the Class M-2 Interest Distribution Amount;

(iv)    to the Class M-3  Certificateholders  from the amount,  if any, of the  Available  Distribution  Amount remaining after the foregoing distributions, the Class M-3 Interest Distribution Amount;

(v)     to the Class M-4  Certificateholders  from the amount,  if any, of the  Available  Distribution  Amount remaining after the foregoing distributions, the Class M-4 Interest Distribution Amount;

(vi)    to the Class M-5  Certificateholders  from the amount,  if any, of the  Available  Distribution  Amount remaining after the foregoing distributions, the Class M-5 Interest Distribution Amount;

(vii)   to the Class M-6  Certificateholders  from the amount,  if any, of the  Available  Distribution  Amount remaining after the foregoing distributions, the Class M-6 Interest Distribution Amount;

(viii)  to the Class M-7  Certificateholders  from the amount,  if any, of the  Available  Distribution  Amount remaining after the foregoing distributions, the Class M-7 Interest Distribution Amount;

(ix)    to the Class M-8  Certificateholders  from the amount,  if any, of the  Available  Distribution  Amount remaining after the foregoing distributions, the Class M-8 Interest Distribution Amount;

(x)     to the Class M-9  Certificateholders  from the amount,  if any, of the  Available  Distribution  Amount remaining after the foregoing distributions, the Class M-9 Interest Distribution Amount;

(xi)    to the Class M-10  Certificateholders  from the amount,  if any, of the Available  Distribution  Amount remaining after the foregoing distributions, the Class M-10 Interest Distribution Amount;

(xii)   to the Class A and Class M Certificateholders,  from the amount, if any, of the Available  Distribution
        Amount remaining after the foregoing  distributions,  the Principal Distribution Amount (other than the amounts set forth in clauses (b)(iv),  (b)(v), and (b)(vi) of the definition thereof),  in the order of priority described in Section 4.02(d) hereof,  until the Certificate  Principal Balances of the Class A and Class M Certificates have been reduced to zero;

(xiii)  to the Class A and Class M Certificateholders,  from the amount, if any, of Excess Cash Flow, an amount equal to the  principal  portion of Realized  Losses  previously  allocated  to reduce the  Certificate
        Principal Balance of any Class of the Class A and Class M Certificates and remaining unreimbursed,  but only to the extent of Subsequent  Recoveries for that Distribution Date, which amount shall be included in the Principal  Distribution  Amount and paid in accordance with Section  4.02(d)  hereof,  until the
        Certificate Principal Balances of the Class A and Class M Certificates have been reduced to zero;

(xiv)   to the Class A and Class M  Certificateholders,  from the amount, if any, of Excess Cash Flow remaining after the foregoing  distributions,  an amount equal to the principal portion of Realized Losses on the
        Mortgage Loans during the immediately  preceding  Prepayment Period,  which amount shall be included in the  Principal  Distribution  Amount and paid in  accordance  with Section  4.02(d)  hereof,  until the
        Certificate Principal Balances of the Class A and Class M Certificates have been reduced to zero;

(xv)    to the Class A and  Class M  Certificateholders,  from the  amount,  if any,  of the  Excess  Cash Flow remaining  after the  foregoing  distributions,  the  Overcollateralization  Increase  Amount  for such
        Distribution  Date,  which amount shall be included in the  Principal  Distribution  Amount and paid in accordance  with Section 4.02(d) hereof,  until the Certificate  Principal  Balances of the Class A and
        Class M  Certificates  have been  reduced to zero to the extent not covered by any  payments  under the
        Swap Agreement pursuant to Section 4.09(c)(B);

(xvi)   to the  Class A and  Class M  Certificateholders  from the  amount,  if any,  of the  Excess  Cash Flow remaining  after  the  foregoing  distributions,  the  amount  of any  Prepayment  Interest  Shortfalls allocated  thereto  for such  Distribution  Date,  on a pro rata  basis  based on  Prepayment  Interest
        Shortfalls  previously  allocated  thereto  that  remain  unreimbursed,  to the extent  not  covered by
        Eligible  Master  Servicing  Compensation  on such  Distribution  Date to the extent not covered by any payments under the Swap Agreement pursuant to Section 4.09(c)(C);

(xvii)  to the  Class A and  Class M  Certificateholders  from the  amount,  if any,  of the  Excess  Cash Flow remaining  after  the  foregoing  distributions,  the  amount  of any  Prepayment  Interest  Shortfalls previously  allocated thereto on any prior  Distribution Date that remain  unreimbursed,  together with interest thereon at the applicable  Pass-Through Rate, on a pro rata basis based on Prepayment Interest
        Shortfalls  previously  allocated  thereto  that remain  unreimbursed  to the extent not covered by any payments under the Swap Agreement pursuant to Section 4.09(c)(D);

(xviii) from the amount,  if any, of the Excess Cash Flow remaining after the foregoing  distributions,  to pay the Class A  Certificates,  on a pro rata  basis,  based on the amount of Class A Basis Risk  Shortfall
        Carry-Forward Amount previously  allocated thereto that remain unreimbursed,  the amount of any Class A
        Basis Risk Shortfall  Carry-Forward  Amounts remaining unpaid as of such Distribution Date, then to the
        Class M  Certificates,  in their  order of  payment  priority,  the  amount of any  Class M Basis  Risk
        Shortfall  Carry-Forward  Amounts  remaining  unpaid as of such  Distribution  Date in each case to the extent not covered by any payments under the Swap Agreement pursuant to Section 4.09(c)(E);

(xix)   to the  Class A and Class M  Certificates  on a pro rata  basis,  based on the  amount  of  Relief  Act
        Shortfalls  allocated  thereto on such  Distribution  Date, from the amount, if any, of the Excess Cash
        Flow remaining after the foregoing distributions,  the amount of any Relief Act Shortfalls allocated to those  Certificates  with respect to such  Distribution  Date to the extent not covered by any payments under the Swap Agreement pursuant to Section 4.09(c)(F);

(xx)    to the Class A and  Class M  Certificateholders,  from the  amount,  if any,  of the  Excess  Cash Flow remaining after the foregoing  distributions,  the principal  portion of any Realized Losses previously allocated to those Certificates and remaining  unreimbursed,  which amount shall be allocated first, to the Class A Certificateholders  on a pro rata basis, based on their respective principal portion of any
        Realized  Losses  previously  allocated  thereto  that  remain  unreimbursed,   then  to  the  Class  M
        Certificates, in their order of payment priority;

(xxi)   from the amount,  if any, of the Excess Cash Flow remaining after the foregoing  distributions,  to the
        Swap Account for Payment to the Swap Counterparty,  any Swap Termination Payment owed by the Trust Fund due to a Swap Counterparty Trigger Event;

(xxii)  to the Class SB Certificates,  (A) from the amount, if any, of the Excess Cash Flow remaining after the foregoing  distributions,  the sum of (I) Accrued Certificate Interest thereon,  (II) the amount of any
        Overcollateralization  Reduction Amount for such  Distribution Date and (III) for any Distribution Date after the Certificate  Principal Balance of each Class of Class A Certificates and Class M Certificates has been reduced to zero, the  Overcollateralization  Amount and (B) from prepayment charges on deposit in the Certificate  Account,  any prepayment  charges received on the Mortgage Loans during the related
        Prepayment Period; and

(xxiii) to the Class R-II Certificateholders, the balance, if any, of the Excess Cash Flow.

(d)     On each Distribution Date, the Principal Distribution Amount will be paid as follows:

(i)     the Class A Principal Distribution Amount shall be distributed,  sequentially,  to the Class A-1, Class
        A-2 and Class A-3 Certificates,  in that order, in each case until the Certificate  Principal  Balances thereof have been reduced to zero;

(ii)    the Class M-1 Principal  Distribution Amount shall be distributed to the Class M-1 Certificates,  until the Certificate Principal Balance thereof has been reduced to zero;

(iii)   the Class M-2 Principal  Distribution Amount shall be distributed to the Class M-2 Certificates,  until the Certificate Principal Balance thereof has been reduced to zero;

(iv)    the Class M-3 Principal  Distribution Amount shall be distributed to the Class M-3 Certificates,  until the Certificate Principal Balance thereof has been reduced to zero;

(v)     the Class M-4 Principal  Distribution Amount shall be distributed to the Class M-4 Certificates,  until the Certificate Principal Balance thereof has been reduced to zero;

(vi)    the Class M-5 Principal  Distribution Amount shall be distributed to the Class M-5 Certificates,  until the Certificate Principal Balance thereof has been reduced to zero;

(vii)   the Class M-6 Principal  Distribution Amount shall be distributed to the Class M-6 Certificates,  until the Certificate Principal Balance thereof has been reduced to zero;

(viii)  the Class M-7 Principal  Distribution Amount shall be distributed to the Class M-7 Certificates,  until the Certificate Principal Balance thereof has been reduced to zero;

(ix)    the Class M-8 Principal  Distribution Amount shall be distributed to the Class M-8 Certificates,  until the Certificate Principal Balance thereof has been reduced to zero; and

(x)     the Class M-9 Principal  Distribution Amount shall be distributed to the Class M-9 Certificates,  until the Certificate Principal Balance thereof has been reduced to zero.

(xi)    the Class M-10  Principal  Distribution  Amount shall be  distributed  to the Class M-10  Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

(e)     Notwithstanding  the foregoing  clauses (c) and (d), upon the  reduction of the  Certificate  Principal
Balance  of a Class  of Class A or  Class M  Certificates  to zero,  such  Class  of  Certificates  will not be entitled to further distributions pursuant to Section 4.02 (other than in respect of Subsequent Recoveries).

(f)     Any  Prepayment  Interest  Shortfalls  on the Mortgage  Loans which are not covered by Eligible  Master
Servicing  Compensation  as described in Section 3.16 and Relief Act  Shortfalls on the Mortgage  Loans will be allocated  among  the  Class A and Class M  Certificates  pro rata in  accordance  with the  amount of  Accrued
Certificate  Interest payable on such Distribution Date absent such shortfalls.  Any such uncovered  Prepayment
Interest  Shortfalls will be paid solely  pursuant to Section  4.02(c)(xvi)  and (xvii) and Section  4.09(c)(C)
and (D) to the extent  funds are  available  therefor.  Any such  Relief  Act  Shortfalls  will be paid  solely pursuant to Section 4.02(c)(xix) and Section 4.09(c)(F) to the extent funds are available therefor.

(g)     In addition to the  foregoing  distributions,  with respect to any  Subsequent  Recoveries,  the Master
Servicer shall deposit such funds into the Custodial Account pursuant to Section 3.07(b)(iii).

(h)     Each distribution with respect to a Book-Entry  Certificate shall be paid to the Depository,  as Holder thereof,  and the  Depository  shall be  responsible  for  crediting  the  amount of such  distribution  to the accounts of its Depository  Participants in accordance with its normal procedures.  Each Depository Participant shall be responsible  for disbursing  such  distribution  to the  Certificate  Owners that it represents and to each indirect participating  brokerage firm (a "brokerage firm" or "indirect  participating firm") for which it acts as agent.  Each brokerage firm shall be responsible for disbursing  funds to the  Certificate  Owners that it represents.  None of the Trustee,  the  Certificate  Registrar,  the Depositor or the Master  Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

(i)     Except as  otherwise  provided  in  Section  9.01,  if the  Master  Servicer  anticipates  that a final distribution with respect to any Class of Certificates  will be made on the next Distribution  Date, the Master
Servicer  shall,  no later  than the  Determination  Date in the month of such final  distribution,  notify the
Trustee and the Trustee  shall,  no later than two (2) Business  Days after such  Determination  Date,  mail on such  date to each  Holder  of such  Class of  Certificates  a  notice  to the  effect  that:  (i) the  Trustee anticipates  that the final  distribution  with  respect  to such  Class of  Certificates  will be made on such
Distribution  Date but only upon  presentation and surrender of such  Certificates at the office of the Trustee or as otherwise  specified  therein,  and (ii) no interest shall accrue on such Certificates from and after the end  of  the  prior  calendar  month.  In  the  event  that  Certificateholders  required  to  surrender  their
Certificates  pursuant to Section  9.01(c) do not surrender  their  Certificates  for final  cancellation,  the
Trustee  shall  cause funds  distributable  with  respect to such  Certificates  to be held in the  Certificate
Account for the benefit of such Certificateholders as provided in Section 9.01(d).

Section 4.03.  Statements to Certificateholders; Statements to Rating Agencies; Exchange Act Reporting.

(a)     Concurrently  with each  distribution  charged  to the  Certificate  Account  and with  respect to each
Distribution  Date the Master  Servicer  shall  forward to the Trustee and the Trustee shall forward by mail or otherwise  make available  electronically  on its website  (which may be obtained by any  Certificateholder  by telephoning  the Trustee at (800)  934-6802)  to each Holder and the  Depositor a statement  setting  forth the following information as to each Class of Certificates, in each case to the extent applicable:

(i)     the applicable Record Date,  Determination  Date,  Distribution Date and the date on which the Interest
        Accrual Period commenced;

(ii)    the  aggregate  amount of  payments  received  with  respect to the  Mortgage  Loans in the  aggregate, including prepayment amounts;

(iii)   the Servicing Fee and Subservicing Fee payable to the Master Servicer and the Subservicer;

(iv)    the amount of any other fees or expenses  paid,  and the identity of the party  receiving  such fees or expenses;

(v)     (A)           the  amount of such  distribution  to the  Certificateholders  of such  Class  applied to reduce the  Certificate  Principal  Balance  thereof,  and (B) the aggregate  amount  included  therein representing Principal Prepayments;

(vi)    the  amount of such  distribution  to  Holders of such Class of  Certificates  allocable  to  interest, including amounts payable as excess cash flow and the disposition of the excess cash flow;

(vii)   if the  distribution  to the  Holders of such Class of  Certificates  is less than the full amount that would be distributable to such Holders if there were sufficient  funds available  therefor,  the amount of the shortfall;

(viii)  the aggregate  Certificate  Principal  Balance of each Class of  Certificates,  before and after giving effect to the amounts  distributed on such  Distribution  Date,  separately  identifying  any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

(ix)    the Certificate Principal Balance for each Class of Certificates as of the Closing Date;

(x)     the number and Stated  Principal  Balance of the Mortgage Loans in the aggregate after giving effect to the  distribution  of  principal  on such  Distribution  Date and the number of  Mortgage  Loans in the aggregate at the beginning and end of the related Due Period;

(xi)    on the basis of the most recent  reports  furnished  to it by  Subservicers,  (A) the number and Stated
        Principal  Balance of the Mortgage Loans in the aggregate that are Delinquent (1) 30-59 days, (2) 60-89 days and (3) 90 or more days and the number and Stated  Principal  Balance of the Mortgage Loans in the
        aggregate that are in foreclosure,  (B) the number and Stated Principal  Balances of the Mortgage Loans in the aggregate  that are  Reportable  Modified  Mortgage  Loans that are in  foreclosure  and are REO
        Property,  indicating in each case  capitalized  Mortgage  Loans,  other  Servicing  Modifications  and totals,  and (C) for all Reportable  Modified Mortgage Loans, the number and Stated Principal  Balances of the Mortgage  Loans in the  aggregate  that have been  liquidated,  the subject of pay-offs and that have been repurchased by the Master Servicer or Seller;

(xii)   the amount,  terms and general purpose of any Advance by the Master  Servicer  pursuant to Section 4.04 and the amount of all Advances that have been reimbursed during the related Due Period;

(xiii)  any material  modifications,  extensions or waivers to the terms of the Mortgage Loans in the aggregate during the Due Period or that have cumulatively become material over time;

(xiv)   any material breaches of Mortgage Loan representations or warranties or covenants in the Agreement;

(xv)    the number, aggregate principal balance and Stated Principal Balance of any REO Properties;

(xvi)   the aggregate Accrued  Certificate  Interest  remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

(xvii)  the aggregate  amount of Realized  Losses with respect to the Mortgage  Loans in the aggregate for such
        Distribution  Date and the aggregate  amount of Realized  Losses with respect to the Mortgage  Loans in the aggregate incurred since the Cut-off Date;

(xviii) the Pass-Through Rate on each Class of Certificates and the applicable Net WAC Cap Rate;

(xix)   the  weighted  average of the Maximum Net  Mortgage  Rates with  respect to the  Mortgage  Loans in the aggregate;

(xx)    the Basis  Risk  Shortfall,  Basis  Risk  Shortfall  Carry  Forward  Amount,  and  Prepayment  Interest
        Shortfalls;

(xxi)   the  Overcollateralization  Amount  and  the  Required   Overcollateralization  Amount  following  such
        Distribution Date;

(xxii)  the number and Stated  Principal  Balances of the Mortgage  Loans in the  aggregate  repurchased  under
        Section 4.07;

(xxiii) the aggregate  amount of any  recoveries on  previously  foreclosed  loans with respect to the Mortgage
        Loans in the aggregate from Residential Funding;

(xxiv)  the weighted  average  remaining term to maturity of the Mortgage  Loans in the aggregate  after giving effect to the amounts distributed on such Distribution Date;

(xxv)   the weighted  average  Mortgage Rates of the Mortgage Loans in the aggregate after giving effect to the amounts distributed on such Distribution Date;

(xxvi)  [Reserved];

(xxvii) the amount of any Net Swap  Payment  payable to the Trustee on behalf of the Trust  Fund,  any Net Swap
        Payment  payable to the Swap  Counterparty,  any Swap  Termination  Payment  payable to the  Trustee on behalf of the Trust Fund and any Swap Termination Payment payable to the Swap Counterparty; and

(xxviii)        the occurrence of the Stepdown Date.

        In  addition  and  concurrently  with each  distribution  charged to the  Certificate  Account and with respect to each  Distribution  Date,  the (1) Master  Servicer  shall  report to the  Trustee the amount of any prepayment  charges on the Mortgage Loans received during the related  Prepayment  Period and the amount of any
Premium Amounts  received with respect to the immediately  succeeding  Distribution  Date and (2) Trustee shall forward such report by mail or otherwise  make available  electronically  on its website (which may be obtained by any  Certificateholder  by telephoning the Trustee at (800)  934-6802) to each Holder and the Depositor.  In the case of information  furnished  pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar  amount per  Certificate  with a $1,000  denomination.  In  addition  to the  statement  provided to the
Trustee as set forth in this  Section  4.03(a),  the Master  Servicer  shall  provide to any manager of a trust fund consisting of some or all of the Certificates,  upon reasonable  request,  such additional  information as is reasonably  obtainable by the Master Servicer at no additional expense to the Master Servicer.  Also, at the request of a Rating  Agency,  the Master  Servicer  shall provide the  information  relating to the  Reportable
Modified  Mortgage Loans  substantially in the form attached hereto as Exhibit S to such Rating Agency within a reasonable period of time;  provided,  however,  that the Master Servicer shall not be required to provide such information more than four times in a calendar year to any Rating Agency.

(b)     Within a reasonable  period of time after it receives a written request from a Holder of a Certificate, other than a Class R  Certificate,  the Master  Servicer  shall  prepare,  or cause to be  prepared,  and shall forward,  or cause to be  forwarded,  to each Person who at any time during the calendar year was the Holder of a Certificate,  other than a Class R Certificate,  a statement  containing the information set forth in clauses
(v) and (vi)  referred to in subsection  (a) above  aggregated  for such  calendar  year or applicable  portion thereof  during which such Person was a  Certificateholder.  Such  obligation of the Master  Servicer  shall be deemed to have been  satisfied to the extent that  substantially  comparable  information  shall be provided by the Master Servicer pursuant to any requirements of the Code.

(c)     Within a  reasonable  period of time after it receives a written  request  from any Holder of a Class R
Certificate,  the Master  Servicer shall prepare,  or cause to be prepared,  and shall forward,  or cause to be forwarded,  to each Person who at any time during the calendar year was the Holder of a Class R Certificate,  a
statement  containing  the  applicable  distribution   information  provided  pursuant  to  this  Section  4.03
aggregated  for such calendar year or applicable  portion  thereof during which such Person was the Holder of a
Class R  Certificate.  Such  obligation of the Master  Servicer  shall be deemed to have been  satisfied to the extent that  substantially  comparable  information  shall be provided by the Master  Servicer  pursuant to any requirements of the Code.

(d)     Upon  the  written  request  of any  Certificateholder,  the  Master  Servicer,  as soon as  reasonably practicable,  shall  provide  the  requesting  Certificateholder  with such  information  as is  necessary  and appropriate,  in the Master  Servicer's  sole  discretion,  for  purposes of  satisfying  applicable  reporting requirements under Rule 144A.

(e)     The Master  Servicer shall, on behalf of the Depositor and in respect of the Trust Fund, sign and cause to be filed  with the  Commission  any  periodic  reports  required  to be filed  under the  provisions  of the
Exchange  Act, and the rules and  regulations  of the  Commission  thereunder  including,  without  limitation, reports on Form 10-K,  Form 10-D and Form 8-K. In connection  with the  preparation and filing of such periodic reports, the Trustee shall timely provide to the Master Servicer (I) a list of  Certificateholders  as shown on the  Certificate  Register  as of the end of each  calendar  year,  (II) copies of all  pleadings,  other legal process and any other  documents  relating to any claims,  charges or  complaints  involving  the  Trustee,  as trustee hereunder,  or the Trust Fund that are received by a Responsible  Officer of the Trustee,  (III) notice of all matters that, to the actual  knowledge of a Responsible  Officer of the Trustee,  have been submitted to a vote  of the  Certificateholders,  other  than  those  matters  that  have  been  submitted  to a vote of the
Certificateholders  at the request of the Depositor or the Master  Servicer,  and (IV) notice of any failure of the  Trustee to make any  distribution  to the  Certificateholders  as  required  pursuant  to this  Agreement.
Neither the Master  Servicer nor the Trustee  shall have any  liability  with respect to the Master  Servicer's failure to properly prepare or file such periodic reports  resulting from or relating to the Master  Servicer's inability or failure to obtain any  information  not resulting  from the Master  Servicer's  own  negligence or willful misconduct.

(f)     Any Form 10-K filed with the  Commission  in  connection  with this  Section 4.03 shall  include,  with respect to the Certificates relating to such 10-K:

(i)     A  certification,  signed by the senior  officer  in charge of the  servicing  functions  of the Master
        Servicer,  in the form  attached  as  Exhibit  R-1  hereto or such  other  form as may be  required  or permitted  by the  Commission  (the "Form 10-K  Certification"),  in  compliance  with Rules 13a-14 and
        15d-14 under the Exchange Act and any additional directives of the Commission.

(ii)    A report regarding its assessment of compliance during the preceding  calendar year with all applicable servicing  criteria  set forth in  relevant  Commission  regulations  with  respect to  mortgage-backed securities  transactions  taken as a whole  involving  the Master  Servicer that are backed by the same types of assets as those  backing  the  certificates,  as well as  similar  reports  on  assessment  of compliance received from other parties  participating in the servicing function as required by relevant
        Commission  regulations,  as described  in Item 1122(a) of  Regulation  AB. The Master  Servicer  shall obtain from all other parties participating in the servicing function any required assessments.

(iii)   With respect to each assessment  report described  immediately  above, a report by a registered  public accounting  firm that attests to, and reports on, the assessment  made by the asserting  party,  as set forth in relevant  Commission  regulations,  as described in  Regulation  1122(b) of  Regulation AB and
        Section 3.19.

(iv)    The servicer compliance certificate required to be delivered pursuant Section 3.18.

(g)     In connection  with the Form 10-K  Certification,  the Trustee shall provide the Master Servicer with a back-up certification substantially in the form attached hereto as Exhibit R-2.

(h)     This  Section  4.03 may be  amended  in  accordance  with this  Agreement  without  the  consent of the
Certificateholders.

(i)     The Trustee shall make available on the Trustee's  internet  website each of the reports filed with the
Commission  by or on behalf of the  Depositor  under the  Exchange  Act,  upon  delivery  of such report to the
Trustee.

Section 4.04.  Distribution of Reports to the Trustee and the Depositor; Advances by the Master Servicer.

(a)     Prior to the close of business on the Business Day next succeeding each Determination  Date, the Master
Servicer shall furnish a written  statement  (which may be in a mutually  agreeable  electronic  format) to the
Trustee,  any Paying  Agent and the  Depositor  (the  information  in such  statement  to be made  available to
Certificateholders  by the Master  Servicer on request)  (provided that the Master  Servicer shall use its best efforts to deliver such written  statement  not later than 12:00 P.M. New York time on the second  Business Day prior to the  Distribution  Date)  setting  forth (i) the  Available  Distribution  Amounts,  (ii) the  amounts required  to be  withdrawn  from the  Custodial  Account  and  deposited  into the  Certificate  Account on the immediately  succeeding  Certificate  Account  Deposit Date  pursuant to clause (iii) of Section  4.01(a),  and
(iii)  the  amount  of  Prepayment  Interest  Shortfalls,  Class A Basis  Risk  Shortfall,  Class M Basis  Risk
Shortfall,  Class A Basis Risk Shortfall  Carry-Forward Amounts and Class M Basis Risk Shortfall  Carry-Forward
Amounts.  The  determination  by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively  deemed to be correct for all purposes  hereunder  and the Trustee  shall be protected in relying upon the same without any independent check or verification.

(b)     On or before 2:00 P.M. New York time on each  Certificate  Account  Deposit Date,  the Master  Servicer
shall  either (i) remit to the Trustee  for deposit in the  Certificate  Account  from its own funds,  or funds received therefor from the  Subservicers,  an amount equal to the Advances to be made by the Master Servicer in respect of the related  Distribution  Date,  which shall be in an aggregate  amount equal to the sum of (A) the aggregate  amount of Monthly  Payments other than Balloon Payments (with each interest portion thereof adjusted to a per annum rate equal to the Net Mortgage Rate),  less the amount of any related  Servicing  Modifications,
Debt Service  Reductions  or reductions in the amount of interest  collectable  from the Mortgagor  pursuant to the Relief Act or similar  legislation or regulations then in effect,  on the Outstanding  Mortgage Loans as of the related Due Date in the related Due Period,  which Monthly  Payments were due during the related Due Period and not received as of the close of business as of the related  Determination  Date;  provided  that no Advance shall be made if it would be a  Nonrecoverable  Advance and (B) with respect to each Balloon Loan delinquent in respect of its Balloon Payment as of the close of business on the related  Determination  Date, an amount equal to the assumed  Monthly Payment (with each interest  portion thereof  adjusted to a per annum rate equal to the
Net  Mortgage  Rate) that  would  have been due on the  related  Due Date  based on the  original  amortization schedule for such Balloon  Loan until such  Balloon Loan is finally  liquidated,  over any payments of interest or principal  (with each interest  portion  thereof  adjusted to per annum rate equal to the Net Mortgage Rate)
received  from the  related  Mortgagor  as of the  close of  business  on the  related  Determination  Date and allocable  to the Due Date  during the related  Due Period for each month  until such  Balloon  Loan is finally liquidated,  (ii)  withdraw  from amounts on deposit in the  Custodial  Account and deposit in the  Certificate
Account  all or a portion of the Amount Held for Future  Distribution  in  discharge  of any such  Advance,  or
(iii) make  advances  in the form of any  combination  of clauses (i) and (ii)  aggregating  the amount of such
Advance.  Any  portion  of the Amount  Held for Future  Distribution  so used shall be  replaced  by the Master
Servicer  by  deposit  in the  Certificate  Account  on or  before  11:00  A.M.  New  York  time on any  future
Certificate  Account  Deposit  Date to the  extent  that  funds  attributable  to the  Mortgage  Loans that are available in the Custodial Account for deposit in the Certificate  Account on such Certificate  Account Deposit
Date shall be less than  payments  to  Certificateholders  required  to be made on the  following  Distribution
Date.  The Master  Servicer  shall be entitled to use any Advance made by a Subservicer as described in Section
3.07(b) that has been  deposited in the Custodial  Account on or before such  Distribution  Date as part of the
Advance made by the Master  Servicer  pursuant to this Section 4.04. The  determination  by the Master Servicer that it has  made a  Nonrecoverable  Advance  or that  any  proposed  Advance,  if  made,  would  constitute  a
Nonrecoverable  Advance,  shall be evidenced by a certificate of a Servicing Officer delivered to the Depositor and the  Trustee.  In the event that the Master  Servicer  determines  as of the  Business  Day  preceding  any
Certificate  Account Deposit Date that it will be unable to deposit in the Certificate  Account an amount equal to the Advance required to be made for the immediately  succeeding  Distribution  Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy),  not later than 3:00 P.M.,  New
York time, on such Business Day,  specifying the portion of such amount that it will be unable to deposit.  Not later than 3:00 P.M.,  New York time, on the  Certificate  Account  Deposit Date the Trustee  shall,  unless by
12:00 Noon,  New York time, on such day the Trustee shall have been notified in writing (by telecopy)  that the
Master  Servicer  shall have directly or indirectly  deposited in the  Certificate  Account such portion of the amount of the  Advance  as to which the Master  Servicer  shall have given  notice  pursuant  to the  preceding sentence,  pursuant to Section 7.01,  (a) terminate all of the rights and  obligations  of the Master  Servicer under this  Agreement in accordance  with Section 7.01 and (b) assume the rights and  obligations of the Master
Servicer as successor  Master  Servicer  hereunder,  including  the  obligation  to deposit in the  Certificate
Account an amount equal to the Advance for the  immediately  succeeding  Distribution  Date. In connection with the preceding  sentence,  the Trustee shall deposit all funds it receives pursuant to this Section 4.04(b) into the Certificate Account.

Section 4.05.  Allocation of Realized Losses.

(a)     Prior to each  Distribution  Date,  the Master  Servicer  shall  determine the total amount of Realized
Losses,  if any, that resulted from any Cash  Liquidation,  Servicing  Modifications,  Debt Service  Reduction,
Deficient  Valuation or REO Disposition that occurred during the related  Prepayment  Period or, in the case of a Servicing  Modification  that  constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest portion of the Monthly Payment due in the month in which such  Distribution  Date occurs. The amount of each Realized Loss shall be evidenced by an Officers' Certificate.

(b)     All Realized Losses on the Mortgage Loans shall be allocated or covered as follows:

                      first, by any amounts available from the swap agreement for such Distribution Date pursuant to Section 4.02(c);

                      second, by Excess Cash Flow as provided in clause (b)(v) of the definition of
               "Principal Distribution Amount", to the extent of the Excess Cash Flow for such Distribution
               Date;

                      third, in reduction of the Overcollateralization Amount, until such amount has been reduced to zero;

                      fourth, to the Class M-10 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                      fifth, to the Class M-9 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                      sixth, to the Class M-8 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                      seventh, to the Class M-7 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                      eighth, to the Class M-6 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                      ninth, to the Class M-5 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                      tenth, to the Class M-4 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                      eleventh, to the Class M-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                      twelth, to the Class M-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                      thirteenth, to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

                      fourteenth, to the Class A Certificates on a pro rata basis, until the Certificate
               Principal Balances thereof have been reduced to zero.

(c)     All  allocations  of a  Realized  Loss on a "pro rata  basis"  among two or more  specified  Classes of
Certificates  means an allocation  on a pro rata basis,  among the various  Classes so specified,  to each such
Class of Certificates on the basis of their then  outstanding  Certificate  Principal  Balances prior to giving effect  to  distributions  to be made on such  Distribution  Date in the  case of the  principal  portion  of a
Realized Loss or based on the Accrued  Certificate  Interest thereon payable on such  Distribution  Date in the case of an interest  portion of a Realized  Loss. Any  allocation of the principal  portion of Realized  Losses
(other than Debt  Service  Reductions)  to the Class A or Class M  Certificates  shall be made by reducing  the
Certificate  Principal  Balance thereof by the amount so allocated,  which  allocation  shall be deemed to have occurred on such  Distribution  Date;  provided that no such reduction shall reduce the  Certificate  Principal
Balance of the Class A Certificates and the Class M Certificates  below the aggregate Stated Principal  Balance of the Mortgage Loans, as applicable.  Allocations of the interest  portions of Realized Losses (other than any interest rate reduction  resulting from a Servicing  Modification) shall be made by operation of the definition of "Accrued  Certificate  Interest" and by operation of the provisions of Section  4.02(c).  Allocations of the interest  portion of a Realized Loss resulting  from an interest rate reduction in connection  with a Servicing
Modification  shall be made by operation of the  provisions  of Section  4.02(c).  All Realized  Losses and all
other losses  allocated to a Class of Certificates  hereunder will be allocated among the  Certificates of such
Class in proportion to the Percentage Interests evidenced thereby.

(d)     All Realized Losses on the Mortgage Loans shall be allocated on each  Distribution  Date to the REMIC I
Regular  Interests,  as follows:  first,  to  Uncertificated  Accrued  Interest  payable to the REMIC I Regular
Interests AA and ZZ up to an aggregate  amount equal to the excess of (a) the REMIC I Interest Loss  Allocation
Amount  over (b)  Prepayment  Interest  Shortfalls  (to the extent not  covered by  Eligible  Master  Servicing
Compensation)  relating to the Mortgage Loans for such Distribution Date, 98% and 2%, respectively;  second, to the  Uncertificated  Principal  Balances of the REMIC I Regular  Interests AA and ZZ up to an aggregate  amount equal to the REMIC I Principal Loss Allocation Amount, 98% and 2%,  respectively;  third, to the Uncertificated
Principal  Balances  of REMIC I Regular  Interests  AA,  98%,  M-10,  1% and ZZ, 1%,  until the  Uncertificated
Principal  Balance of REMIC I Regular  Interest M-10 has been reduced to zero;  fourth,  to the  Uncertificated
Principal  Balances  of REMIC I Regular  Interests  AA,  98%,  M-9,  1% and ZZ,  1%,  until the  Uncertificated
Principal  Balance of REMIC I Regular  Interest  M-9 has been  reduced to zero;  fifth,  to the  Uncertificated
Principal  Balances  of REMIC I Regular  Interests  AA,  98%,  M-8,  1% and ZZ,  1%,  until the  Uncertificated
Principal  Balance of REMIC I Regular  Interest  M-8 has been  reduced to zero;  sixth,  to the  Uncertificated
Principal  Balances  of REMIC I Regular  Interests  AA,  98%,  M-7,  1% and ZZ,  1%,  until the  Uncertificated
Principal  Balance of REMIC I Regular  Interest M-7 has been reduced to zero;  seventh,  to the  Uncertificated
Principal  Balances  of REMIC I Regular  Interests  AA,  98%,  M-6,  1% and ZZ,  1%,  until the  Uncertificated
Principal  Balance of REMIC I Regular  Interest M-6 has been  reduced to zero;  eighth,  to the  Uncertificated
Principal  Balances  of REMIC I Regular  Interests  AA,  98%,  M-5,  1% and ZZ,  1%,  until the  Uncertificated
Principal  Balance of REMIC I Regular  Interest  M-5 has been  reduced to zero;  ninth,  to the  Uncertificated
Principal  Balances  of REMIC I Regular  Interests  AA,  98%,  M-4,  1% and ZZ,  1%,  until the  Uncertificated
Principal  Balance of REMIC I Regular  Interest  M-4 has been  reduced to zero;  tenth,  to the  Uncertificated
Principal  Balances  of REMIC I Regular  Interests  AA,  98%,  M-3,  1% and ZZ,  1%,  until the  Uncertificated
Principal  Balance of REMIC I Regular Interest M-3 has been reduced to zero;  eleventh,  to the  Uncertificated
Principal  Balances  of REMIC I Regular  Interests  AA,  98%,  M-2,  1% and ZZ,  1%,  until the  Uncertificated
Principal  Balance of REMIC I Regular  Interest M-2 has been reduced to zero;  twelfth,  to the  Uncertificated
Principal  Balances  of REMIC I Regular  Interests  AA,  98%,  M-1,  1% and ZZ,  1%,  until the  Uncertificated
Principal Balance of REMIC I Regular Interest M-1 has been reduced to zero;  thirteenth,  to the Uncertificated
Principal  Balances  of REMIC I Regular  Interests  AA,  98%,  A-3,  1%, and ZZ, 1%,  until the  Uncertificated
Principal  Balances  of  REMIC  I  Regular  Interest  A-3  has  been  reduced  to  zero;  fourteenth,   to  the
Uncertificated  Principal  Balances  of REMIC I Regular  Interests  AA,  98%,  A-2,  1%, and ZZ, 1%,  until the
Uncertificated  Principal Balances of REMIC I Regular Interest A-2 has been reduced to zero; and fifteenth,  to the  Uncertificated  Principal  Balances of REMIC I Regular  Interests  AA, 98%, A-1, 1%, and ZZ, 1%, until the
Uncertificated Principal Balances of REMIC I Regular Interest A-1 has been reduced to zero.

(e)     Realized  Losses  allocated  to the Excess Cash Flow or the  Overcollateralization  Amount  pursuant to paragraphs (a), (b) or (c) of this Section,  the definition of Accrued  Certificate  Interest and the operation of Section 4.02(c) shall be deemed  allocated to the Class SB  Certificates.  Realized Losses  allocated to the
Class SB  Certificates  shall,  to the extent such Realized  Losses  represent  Realized  Losses on an interest portion,  be allocated to the REMIC II Regular  Interest SB-IO.  Realized  Losses  allocated to the Excess Cash
Flow pursuant to paragraph (b) of this Section shall be deemed to reduce  Accrued  Certificate  Interest on the
REMIC I Regular  Interest SB-IO.  Realized  Losses  allocated to the  Overcollateralization  Amount pursuant to paragraph  (b) of this Section  shall be deemed first to reduce the  principal  balance of the REMIC II Regular
Interest  SB-PO until such  principal  balance shall have been reduced to zero and thereafter to reduce accrued and unpaid interest on the REMIC II Regular Interest SB-IO.

Section 4.06.  Reports of Foreclosures and Abandonment of Mortgaged Property.

        The Master Servicer or the Subservicers  shall file information  returns with respect to the receipt of mortgage  interest  received  in a trade or  business,  the reports of  foreclosures  and  abandonments  of any
Mortgaged Property and the informational  returns relating to cancellation of indebtedness  income with respect to any Mortgaged  Property required by Sections 6050H, 6050J and 6050P of the Code,  respectively,  and deliver to the Trustee an Officers'  Certificate on or before March 31 of each year,  beginning with the first March 31 that  occurs at least six months  after the Cut-Off  Date,  stating  that such  reports  have been filed.  Such reports shall be in form and substance  sufficient to meet the reporting  requirements imposed by such Sections
6050H, 6050J and 6050P of the Code.

Section 4.07.  Optional Purchase of Defaulted Mortgage Loans.

        (a) With  respect to any  Mortgage  Loan  which is  delinquent  in payment by 90 days or more,  (i) the
Holder of the Class SB  Certificate  may, at its option,  upon  twenty  (20) days prior  written  notice to the
Master  Servicer,  purchase such Mortgage Loan from the Trustee at the Purchase Price therefor,  except that in no event shall the Holder of the Class SB  Certificate  purchase such  Mortgage Loan where the aggregate  value of all such  Mortgage  Loans  purchased by the Holder of the Class SB  Certificate  would be greater than three percent (3%) of the  Certificate  Principal  Balance of any  Class of Certificates as of the Closing Date
(ii) if the Holder of the Class SB Certificate fails to provide notice pursuant to the immediately  preceeding sentence,  the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase
Price  therefor;  provided,  that with respect to the Master  Servicer,  any such  Mortgage Loan that becomes 90 days or more  delinquent  during any given  Calendar  Quarter shall only be eligible for purchase  pursuant to this Section  4.07(a)  during the period  beginning  on the first  Business Day of the  following  Calendar
Quarter,  and ending at the close of business on the second-to-last  Business Day of such following Calendar
Quarter;  and provided,  further,  that such  Mortgage  Loan is 90 days or more  delinquent  at the time of
repurchase.   Such option if not exercised shall not  thereafter be reinstated as to any Mortgage Loan,  unless the  delinquency is cured and the Mortgage Loan thereafter again becomes delinquent in payment by 90 days or more in any subsequent Calendar Quarter.

        (b) If at any time the  Master  Servicer  or the  Holder of the Class SB  Certificate,  as  applicable, makes a payment to the Certificate  Account  covering the amount of the Purchase Price for such a Mortgage Loan as provided in clause (a) above,  and the Master Servicer  provides to the Trustee a certification  signed by a
Servicing Officer stating that the amount of such payment has been deposited in the Certificate  Account,  then the Trustee  shall execute the  assignment  of such Mortgage Loan at the request of the Master  Servicer or the
Holder of the Class SB  Certificate,  as applicable,  without  recourse to the Master Servicer or the Holder of the Class SB Certificate,  as applicable,  which shall succeed to all the Trustee's  right,  title and interest in and to such Mortgage Loan, and all security and documents  relative  thereto.  Such  assignment  shall be an assignment  outright and not for security.  The Master Servicer or the Holder of the Class SB  Certificate,  as
applicable,  will  thereupon  own such  Mortgage,  and all such  security  and  documents,  free of any further obligation to the Trustee or the Certificateholders with respect thereto.

Section 4.08.  [Reserved].

Section 4.09.  The Swap Agreement.

(a)     On the Closing  Date,  the  Trustee  shall  (i) establish  and  maintain in its name,  in trust for the benefit of Class A,  Class M  and Class SB  Certificates,  the Swap  Account  and  (ii) for  the benefit of the
Class A, Class M and Class SB Certificates, enter into the Swap Agreement.

(b)     The Trustee  shall  deposit in the Swap Account all  payments  that are payable to the Trust Fund under the Swap  Agreement.  Net Swap Payments and Swap  Termination  Payments (other than Swap  Termination  Payments resulting from a Swap Counterparty Trigger  Event) payable by the Trustee to the Swap Counterparty  pursuant to the  Swap  Agreement  shall  be  excluded  from the  Available  Distribution  Amount  and  payable  to the Swap
Counterparty  prior to any distributions to the  Certificateholders.  On each  Distribution  Date, such amounts will be  remitted by the Trustee to the Swap  Account for payment to the Swap  Counterparty,  first to make any
Net Swap Payment owed to the Swap Counterparty  pursuant to the Swap Agreement for such Distribution  Date, and second to make any Swap Termination  Payment (not due to a Swap  Counterparty  Trigger  Event) owed to the Swap
Counterparty  pursuant to the Swap  Agreement  for such  Distribution  Date.  For federal  income tax purposes, such  amounts  paid to the Swap  Account  on each  Distribution  Date  shall  first be deemed  paid to the Swap
Account  in respect of  REMIC II  Regular  Interest  SB-IO to the  extent of the amount  distributable  on such
REMIC II  Regular  Interest SB-IO on such  Distribution  Date, and any remaining amount shall be deemed paid to the Swap  Account  from the Class IO  Distribution  Amount (as defined  below).  Any Swap  Termination  Payment triggered by a Swap  Counterparty  Trigger Event owed to the Swap  Counterparty  pursuant to the Swap Agreement will be  subordinated  to  distributions  to the Holders of the Class A and Class M  Certificates  and shall be paid as set forth under Section 4.02.

(c)     Net Swap Payments payable by the Swap  Counterparty to the Trustee on behalf of the Trust Fund pursuant to the Swap Agreement  will be deposited by the Trustee into the Swap Account.  On each  Distribution  Date, to the extent  required,  the Trustee  shall  withdraw  such amounts from the Swap  Account to  distribute  to the
Certificates in the following order of priority:

(A)     first, as part of the Principal  Distribution Amount to pay the holders of the Class A Certificates and then to the Class M  Certificates  in reduction of their  Certificate  Principal  Balances,  the principal  portion of any  Realized  Losses  incurred on the  Mortgage  Loans for the  preceding calendar month;

(B)     second,  to pay any  Overcollateralization  Increase  Amount,  as part  of the  Principal  Distribution
               Amount, to the holders of the Class A and Class M Certificates;

(C)     third, to pay the holders of Class A and Class M  Certificates,  the amount of any Prepayment  Interest
               Shortfalls  allocated  thereto on such  Distribution  Date,  on a pro rata  basis,  based on the
               amount  of  Prepayment   Interest   Shortfalls   previously   allocated   thereto   pursuant  to
               Section 4.02(f) that  remain  unreimbursed,  to the extent not  covered by the  Eligible  Master
               Servicing Compensation on such Distribution Date;

(D)     fourth,  to pay to the  holders of the  Class A  and  Class M  Certificates,  any  Prepayment  Interest
               Shortfalls  remaining unpaid from prior Distribution Dates together with interest thereon at the applicable  Pass-Through Rate, on a pro rata basis,  based on the amount of Prepayment  Interest
               Shortfalls previously allocated thereto that remain unreimbursed;

(E)     fifth,  to pay the holders of the Class A  Certificates,  on a pro rata  basis,  based on the amount of
               Basis Risk Shortfall  Carry-Forward  Amounts previously allocated thereto remaining unpaid as of such Distribution Date the applicable Basis Risk Shortfall  Carry-Forward  Amounts,  and then to the  Class M  Certificates,  in order of their  payment  priority,  the amount of any Basis Risk
               Shortfall Carry-Forward Amounts remaining unpaid as of such Distribution Date;

(F)     sixth,  to pay to the holders of the Class A  and  Class M  Certificates,  the amount of any Relief Act
               Shortfalls allocated thereto that remain unreimbursed,  on a pro rata basis, based on the amount of Relief Act Shortfalls previously allocated thereto;

(G)     seventh,  to pay to the holders of the Class A  Certificates,  on a pro rata basis, based on the amount of Realized  Losses  previously  allocated  thereto  that remain  unreimbursed,  and then to the
               Class M  Certificates in their order of payment priority,  the principal portion of any Realized
               Losses previously allocated thereto that remain unreimbursed; and

(H)     eighth, to the Class SB Certificates.

(d)     Subject to  Sections  8.01 and 8.02  hereof,  the  Trustee  agrees to comply with the terms of the Swap
Agreement  and to enforce  the terms and  provisions  thereof  against  the Swap  Counterparty  at the  written direction of the Holders of Class A and Class M  Certificates  entitled to at least 51% of the Voting Rights of such Classes of Certificates,  or if the Trustee does not receive such direction from such  Certificateholders, then at the written direction of Residential Funding.

(e)     The Swap  Account  shall be an Eligible  Account.  Amounts  held in the Swap  Account from time to time shall  continue to  constitute  assets of the Trust Fund,  but not of any REMIC,  until  released from the Swap
Account  pursuant to this  Section 4.09.  The Swap Account  constitutes  an "outside  reserve  fund" within the
meaning  of  Treasury  Regulation   Section 1.860G-2(h) and  is  not  an  asset  of  any  REMIC.  The  Class SB
Certificateholders  shall be the owners of the Swap  Account.  The Trustee  shall keep records that  accurately reflect the funds on deposit in the Swap Account.  The Trustee shall, at the direction of the Master  Servicer, invest  amounts on deposit in the Swap Account in Permitted  Investments.  In the absence of written  direction to the Trustee from the Master Servicer, all funds in the Swap Account shall remain uninvested.

(f)     The Trustee and the Master Servicer shall treat the holders of each Class of  Certificates  (other than the Class SB Certificates and Class R  Certificates) as  having entered into a notional principal contract with the holders of the Class SB  Certificates.  Pursuant to each such notional principal  contract,  all holders of
Certificates  (other  than the  Class SB  Certificates  and  Class R  Certificates) shall  be treated as having agreed to pay, on each  Distribution  Date,  to the holder of the Class SB  Certificates  an  aggregate  amount equal to the excess,  if any, of (i) the  amount  payable on such  Distribution  Date on the  REMIC II  Regular
Interest   corresponding  to  such  Class of  Certificates  over  (ii) the  amount  payable  on  such  Class of
Certificates on such Distribution Date (such excess, a "Class IO Distribution  Amount"). In addition,  pursuant to such  notional  principal  contract,  the  holder of the  Class SB  Certificates  shall be treated as having agreed to pay the  related  Basis Risk  Shortfall  Carry  Forward-Amounts  to the  holders of the  Certificates
(other  than  the  Class SB  Certificates  and  Class R  Certificates) in  accordance  with  the  terms of this
Agreement.  Any  payments  to the  Certificates  from  amounts  deemed  received  in respect  of this  notional principal  contract shall not be payments with respect to a "regular  interest" in a  REMIC within  the meaning of Code  Section 860G(a)(1).  However, any payment from the Certificates (other than the Class SB  Certificates and Class R  Certificates) of a Class IO  Distribution  Amount shall be treated for tax purposes as having been received by the holders of such  Certificates  in respect of the REMIC II  Regular  Interest  corresponding  to such  Class of  Certificates  and as having  been paid by such  holders  to the Swap  Account  pursuant  to the notional principal contract.  Thus, each Certificate (other than the Class R  Certificates) shall be treated as representing  not only  ownership of regular  interests in REMIC II,  but also ownership of an interest in, and obligations with respect to, a notional principal contract.

Section 4.10.  [Reserved].

Section 4.11.  Premium Amounts.

        With respect to any Mortgage Loan (or REO Property)  required to be or otherwise  purchased on any date pursuant to Section 2.04,  Residential  Funding shall pay,  concurrently with the payment of the Purchase Price with  respect to such  Mortgage  Loan (or REO  Property)  pursuant to Section  2.04,  the  Premium  Amount with respect to such  Mortgage  Loan (or REO  Property) to the  Trustee.  The Trustee  shall pay any Premium  Amount received  with respect to any Mortgage Loan (or REO  Property) to the holders of the Class SB  Certificates  on the  Distribution  Date on which the Purchase  Price with respect to such  Mortgage  Loan (or REO  Property) is distributed  to the  Certificateholders.  Any Premium  Amounts held by the Trustee shall  constitute  assets of the Trust Fund, but not of any REMIC,  until released to the holders of the Class SB  Certificates  pursuant to this  Section  4.11.  Premium  Amounts  held by the Trustee  constitute  an "outside  reserve  fund" within the meaning  of  Treasury  Regulation  Section 1.860G-2(h) and  are  not  an  asset  of  any  REMIC.  The  Class SB
Certificateholders  shall be the owners of the Premium  Amounts  held by the  Trustee.  The Trustee  shall keep records that  accurately  reflect  Premium  Amounts  received and held on deposit  pending  distribution to the holders of the Class SB  Certificates.  All Premium Amounts held by the Trustee pending  distribution  shall be held in a  separate  account  established  by the  Trustee  and  remain  uninvested.  For  federal  income  tax purposes,  the obligation of Residential  Funding to pay Premium  Amounts to the Trustee for the benefit of the holders of the Class SB  Certificates,  and the right of the  Trustee to receive  Premium  Amounts on behalf of the holders of the Class SB Certificates  from Residential  Funding,  shall be treated as a notional  principal contract entered into between  Residential  Funding and the holders of the Class SB Certificates.  Accordingly, for  federal  income  tax  purposes,  Premium  Amounts  paid shall not be treated as a payment by any REMIC and
Premium  Amounts  received  shall not be treated as either  received  by any REMIC or received by any holder of
Class SB Certificates in respect of such holder's REMIC Regular Interests.

Section 4.12.  Tax Treatment of Swap Payments and Swap Termination Payments.

(a)     For federal  income tax purposes,  each holder of a Class A or Class M  Certificate is deemed to own an undivided  beneficial  ownership  interest in a REMIC regular  interest and the right to receive  payments from the Swap Account in respect of the related Basis Risk  Shortfall  Carry-Forward  Amount,  and the obligation to make payments to the Swap Account.  For federal  income tax purposes,  the Trustee will account for payments to each  Class A and Class M  Certificates  as follows:  each Class A and Class M  Certificate  will be treated as receiving their entire payment from REMIC II  (regardless of any Swap  Termination  Payment or obligation under the Swap  Agreement) and  subsequently  paying their portion of any Swap Termination Payment in respect of each such  Class'  obligation  under the Swap  Agreement.  In the event that any such  Class is  resecuritized  in a
REMIC,  the  obligation  under the Swap  Agreement  to pay any such Swap  Termination  Payment (or any Net Swap
Payment),  will  be  made  by one or  more  of  the  REMIC Regular  Interests  issued  by the  resecuritization
REMIC subsequent  to such  REMIC Regular  Interest  receiving its full payment from any such Class A or Class M
Certificate.  Resecuritization  of any Class A or Class M  Certificate in a REMIC will be  permissible  only if the Trustee hereunder is the trustee in such  resecuritization.

(b)     The  REMIC regular  interest  corresponding  to a Class A or Class M  Certificate  will be  entitled to receive  interest  and  principal  payments  at the  times  and in the  amounts  equal  to  those  made  on the certificate to which it corresponds,  except that (i) the maximum interest rate of that REMIC regular  interest will equal the  applicable Net WAC Cap Rate computed for this purpose by limiting the base  calculation  amount of the Swap  Agreement to the Stated  Principal  Balance of the Mortgage  Loans and (ii) any  Swap  Termination
Payment  will be treated as being  payable  solely  from Excess Cash Flow.  As a result of the  foregoing,  the amount of  distributions  and  taxable  income on the  REMIC regular  interest  corresponding  to a Class A  or
Class M Certificate may exceed the actual amount of distributions on the Class A or Class M Certificate.

ARTICLE V

                                               THE CERTIFICATES

Section 5.01.  The Certificates.

(a)     The Class A, Class M, Class SB and Class R Certificates  shall be  substantially in the forms set forth in Exhibits A, B, D and E,  respectively,  and shall,  on original  issue,  be executed  and  delivered  by the
Trustee to the  Certificate  Registrar  for  authentication  and delivery to or upon the order of the Depositor upon receipt by the Trustee or one or more  Custodians  of the documents  specified in Section 2.01.  The Class
A, Class M-1,  Class M-2 and Class M-3  Certificates  shall be  issuable  in minimum  dollar  denominations  of
$100,000 and integral  multiples  of $1 in excess  thereof.  The Class M-4,  Class M-5,  Class M-6,  Class M-7,
Class  M-8,  Class M-9 and Class  M-10  Certificates  shall be  issuable  in minimum  dollar  denominations  of
$250,000  and  integral  multiples  of $1 in excess  thereof.  The Class SB  Certificates  shall be issuable in registered,  certificated  form in minimum  percentage  interests of 5.00% and  integral  multiples of 0.01% in excess  thereof.  Each  Class of Class R  Certificates  shall be issued  in  registered,  certificated  form in minimum percentage  interests of 20.00% and integral multiples of 0.01% in excess thereof;  provided,  however, that one Class R  Certificate  of each  Class  will be  issuable  to the REMIC  Administrator  as "tax  matters person" pursuant to Section 10.01(c) in a minimum  denomination  representing a Percentage Interest of not less than 0.01%.  The  Certificates  shall be executed by manual or facsimile  signature on behalf of an  authorized officer of the Trustee.  Certificates  bearing the manual or facsimile  signatures of  individuals  who were at any time the proper officers of the Trustee shall bind the Trustee,  notwithstanding  that such  individuals or any of them have ceased to hold such offices prior to the  authentication  and delivery of such  Certificate or did not hold such offices at the date of such  Certificates.  No  Certificate  shall be entitled to any benefit under this Agreement,  or be valid for any purpose,  unless there appears on such  Certificate a certificate of authentication  substantially  in the form provided for herein executed by the Certificate  Registrar by manual signature,  and such  certificate  upon any Certificate  shall be conclusive  evidence,  and the only evidence, that such Certificate has been duly  authenticated  and delivered  hereunder.  All Certificates  shall be dated the date of their authentication.

(b)     The Class A and Class M Certificates  shall initially be issued as one or more Certificates  registered in the name of the Depository or its nominee and, except as provided below,  registration of such  Certificates may not be transferred by the Trustee except to another  Depository that agrees to hold such  Certificates  for the respective  Certificate Owners with Ownership  Interests  therein.  The Certificate Owners shall hold their respective  Ownership  Interests  in and to each such Class A and Class M  Certificate  through the  book-entry facilities of the Depository and, except as provided  below,  shall not be entitled to Definitive  Certificates in respect of such Ownership  Interests.  All transfers by  Certificate  Owners of their  respective  Ownership
Interests in the Book-Entry  Certificates  shall be made in accordance  with the procedures  established by the
Depository  Participant or brokerage firm  representing  such Certificate  Owner.  Each Depository  Participant shall  transfer  the  Ownership  Interests  only  in the  Book-Entry  Certificates  of  Certificate  Owners  it
represents  or of  brokerage  firms  for  which it acts as agent in  accordance  with the  Depository's  normal procedures.

        The Trustee,  the Master  Servicer and the  Depositor  may for all  purposes  (including  the making of payments due on the respective  Classes of Book-Entry  Certificates) deal with the Depository as the authorized representative  of the  Certificate  Owners with respect to the respective  Classes of Book-Entry  Certificates for the purposes of exercising the rights of  Certificateholders  hereunder.  The rights of Certificate  Owners with respect to the  respective  Classes of Book-Entry  Certificates  shall be limited to those  established by law and  agreements  between such  Certificate  Owners and the  Depository  Participants  and  brokerage  firms representing  such Certificate  Owners.  Multiple requests and directions from, and votes of, the Depository as
Holder of any Class of  Book-Entry  Certificates  with  respect to any  particular  matter  shall not be deemed inconsistent  if they are made with  respect to  different  Certificate  Owners.  The Trustee  may  establish a reasonable record date in connection with  solicitations of consents from or voting by  Certificateholders  and shall give notice to the Depository of such record date.

        In addition,  if an Event of Default has occurred and is continuing,  each Certificate Owner materially adversely  affected  thereby may at its option request a Definitive  Certificate  evidencing  such  Certificate
Owner's  Percentage  Interest  in the  related  Class of  Certificates.  In order to make  such  request,  such
Certificate Owner shall,  subject to the rules and procedures of the Depository,  provide the Depository or the related  Depository  Participant  with  directions  for the Trustee to  exchange  or cause the  exchange of the
Certificate  Owner's  interest in such Class of  Certificates  for an equivalent  Percentage  Interest in fully registered  definitive  form.  Upon receipt by the Trustee of  instruction  from the  Depository  directing the
Trustee to effect such exchange (such instructions to contain  information  regarding the Class of Certificates and the Certificate  Principal Balance being exchanged,  the Depository  Participant account to be debited with the decrease,  the  registered  holder of and delivery  instructions  for the Definitive  Certificates  and any other  information  reasonably  required by the  Trustee),  (i) the Trustee  shall  instruct the  Depository to reduce the related  Depository  Participant's  account by the aggregate  Certificate  Principal  Balance of the
Definitive  Certificates,  (ii) the Trustee shall execute,  authenticate  and deliver,  in accordance  with the registration and delivery instructions  provided by the Depository,  a Definitive  Certificate  evidencing such
Certificate  Owner's Percentage  Interest in such Class of Certificates and (iii) the Trustee shall execute and authenticate  a new Book-Entry  Certificate  reflecting  the reduction in the aggregate  Certificate  Principal
Balance of such Class of Certificates by the amount of the Definitive Certificates.

        If (i)(A) the  Depositor  advises the Trustee in writing that the  Depository  is no longer  willing or able to properly  discharge  its  responsibilities  as  Depository  and (B) the Depositor is unable to locate a qualified  successor or (ii) the Depositor  notifies the  Depository of its intent to terminate the  book-entry system and, upon receipt of notice of such intent from the  Depository,  the  Depository  Participants  holding beneficial  interest in the  Book-Entry  Certificates  agree to initiate  such  termination,  the Trustee shall notify  all  Certificate  Owners,  through  the  Depository,  of the  occurrence  of any such  event and of the availability  of Definitive  Certificates  to Certificate  Owners  requesting  the same.  Upon surrender to the
Trustee of the Book-Entry  Certificates by the Depository,  accompanied by registration  instructions  from the
Depository  for  registration  of transfer,  the Trustee shall issue the Definitive  Certificates.  Neither the
Depositor,  the Master  Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee,  including,  without limitation,  any delay in delivery of any instruction required under this section and may  conclusively  rely on, and shall be protected in relying on, such  instructions.  Upon the issuance of
Definitive  Certificates,  the Trustee and the Master  Servicer  shall  recognize the Holders of the Definitive
Certificates as Certificateholders hereunder.

(c)     Each  of the  Certificates  is  intended  to be a  "security"  governed  by  Article  8 of the  Uniform
Commercial  Code as in effect in the State of New York and any other  applicable  jurisdiction,  to the  extent that any of such laws may be applicable.

Section 5.02.  Registration of Transfer and Exchange of Certificates.

(a)     The Trustee  shall cause to be kept at one of the offices or agencies to be  appointed  by the Trustee, in  accordance  with the  provisions  of  Section  8.12,  a  Certificate  Register  in which,  subject  to such reasonable  regulations as it may prescribe,  the Trustee shall provide for the  registration  of  Certificates and of  transfers  and  exchanges  of  Certificates  as herein  provided.  The Trustee is  initially  appointed
Certificate  Registrar for the purpose of registering  Certificates and transfers and exchanges of Certificates as herein  provided.  The  Certificate  Registrar,  or the Trustee,  shall  provide the Master  Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

(b)     Upon surrender for  registration  of transfer of any Certificate at any office or agency of the Trustee maintained  for such purpose  pursuant to Section 8.12 and, in the case of any Class SB or Class R Certificate, upon  satisfaction of the conditions set forth below,  the Trustee shall execute and the Certificate  Registrar shall  authenticate  and deliver,  in the name of the  designated  Transferee or  Transferees,  one or more new
Certificates of a like Class and aggregate Percentage Interest.

(c)     At the option of the  Certificateholders,  Certificates  may be  exchanged  for other  Certificates  of
authorized   denominations  of  a  like  Class  and  aggregate  Percentage  Interest,  upon  surrender  of  the
Certificates  to be exchanged at any such office or agency.  Whenever any  Certificates  are so surrendered for exchange  the  Trustee  shall  execute  and the  Certificate  Registrar  shall  authenticate  and  deliver  the
Certificates  of such Class which the  Certificateholder  making the  exchange  is  entitled to receive.  Every
Certificate  presented  or  surrendered  for  transfer or exchange  shall (if so required by the Trustee or the
Certificate  Registrar)  be duly  endorsed by, or be  accompanied  by a written  instrument of transfer in form satisfactory  to the  Trustee  and the  Certificate  Registrar  duly  executed  by, the  Holder  thereof or his attorney duly authorized in writing.

(d)     No transfer,  sale,  pledge or other  disposition  of a Class SB or Class R  Certificate  shall be made unless such transfer,  sale,  pledge or other  disposition is exempt from the registration  requirements of the
Securities Act of 1933, as amended (the "1933 Act"),  and any applicable  state  securities  laws or is made in accordance with said Act and laws.  Except as otherwise  provided in this Section 5.02(d),  in the event that a transfer  of a Class SB or Class R  Certificate  is to be made,  (i) unless the  Depositor  directs the Trustee otherwise,  the Trustee shall require a written  Opinion of Counsel  addressed to and acceptable to and in form and  substance  satisfactory  to the Trustee and the  Depositor  that such  transfer may be made pursuant to an exemption,  describing  the  applicable  exemption and the basis  therefor,  from said Act and laws or is being made  pursuant  to said Act and laws,  which  Opinion of Counsel  shall not be an expense of the  Trustee,  the
Trust Fund,  the  Depositor  or the Master  Servicer,  and (ii) the Trustee  shall  require the  Transferee  to execute a representation  letter,  substantially in the form of Exhibit J hereto, and the Trustee shall require the  transferor  to  execute a  representation  letter,  substantially  in the form of  Exhibit K hereto,  each acceptable  to and in form and  substance  satisfactory  to the  Depositor  and the Trustee  certifying  to the
Depositor and the Trustee the facts  surrounding such transfer,  which  representation  letters shall not be an expense of the Trustee,  the Trust Fund, the Depositor or the Master Servicer.  In lieu of the requirements set forth in the preceding  sentence,  transfers of Class SB or Class R Certificates may be made in accordance with this Section  5.02(d) if the prospective  Transferee of such a Certificate  provides the Trustee and the Master
Servicer with an investment  letter  substantially in the form of Exhibit O attached  hereto,  which investment letter shall not be an expense of the Trustee,  the Depositor,  or the Master  Servicer,  and which  investment letter states that,  among other things,  such Transferee (i) is a "qualified  institutional  buyer" as defined under Rule 144A,  acting for its own  account or the  accounts  of other  "qualified  institutional  buyers" as defined under Rule 144A, and (ii) is aware that the proposed  transferor  intends to rely on the exemption from registration  requirements  under  the 1933 Act  provided  by Rule  144A.  The  Holder of a Class SB or Class R
Certificate  desiring to effect any transfer,  sale, pledge or other  disposition  shall, and does hereby agree to,  indemnify the Trustee,  the  Depositor,  the Master  Servicer and the  Certificate  Registrar  against any liability that may result if the transfer,  sale,  pledge or other  disposition is not so exempt or is not made in accordance with such federal and state laws and this Agreement.

(e)     (i) In the case of any Class A, Class M, Class SB or Class R  Certificate  presented  for  registration in the name of any Person, the prospective  Transferee shall be required to provide the Trustee,  the Depositor and the Master  Servicer with a  certification  to the effect set forth in Exhibit Q (with respect to a Class A or Class M Certificate,  provided,  however that such  certification  shall have been deemed to have been given by a Class A Certificateholder or Class M Certificateholder who acquires a Book-Entry  Certificate),  paragraph six of Exhibit J or  paragraph  three of Exhibit O (with  respect to a Class SB  Certificate)  or in  paragraph fifteen of Exhibit  I-1 (with  respect  to a Class R  Certificate),  which the  Trustee  may rely upon  without further inquiry or investigation,  or such other  certifications as the Trustee may deem desirable or necessary in order to establish that such  Transferee or the Person in whose name such  registration  is requested is not an employee  benefit plan or other plan subject to the  prohibited  transaction  provisions of ERISA or Section
4975 of the Code  (each,  a  "Plan"),  or any Person  (including,  without  limitation,  an  insurance  company investing its general  accounts,  an  investment  manager,  a named  fiduciary or a trustee of any Plan) who is using "plan assets," within the meaning of the U.S.  Department of Labor regulation  promulgated at 29 C.F.R.ss.
2510.3-101, of any Plan (each, a "Plan Investor") to effect such acquisition.

(ii) Any  Transferee of a Class A or Class M Certificate  that does not deliver the  certification  referred to in clause  (i) above  will be  deemed  to have  represented  by  virtue  of its  purchase  or  holding  of such
Certificate (or any interest therein) that such Transferee is not a Plan or a Plan Investor.

(A) If any Class A or Class M  Certificate  (or any  interest  therein)  is acquired or held by any Person that does not satisfy the conditions described in paragraph  (ii) above,  then the last preceding Transferee that is not a Plan  or a Plan  Investor  shall  be  restored,  to the  extent  permitted  by  law,  to all  rights  and obligations  as Certificate  Owner thereof  retroactive to the date of such Transfer of such Class A or Class M
Certificate.  The  Trustee  shall be under no  liability  to any Person for  making  any  payments  due on such
Certificate to such preceding Transferee.

(B) Any purported  Certificate  Owner whose  acquisition  or holding of any Class A or Class M Certificate  (or any interest  therein) was effected in violation of the  restrictions  in this Section  5.02(e) shall indemnify and hold harmless the Depositor,  the Trustee,  the Master Servicer,  any Subservicer,  any underwriter and the
Trust Fund from and against any and all liabilities,  claims,  costs or expenses  incurred by such parties as a result of such acquisition or holding.

(f)     (i)    Each Person who has or who acquires any  Ownership  Interest in a Class R  Certificate  shall be deemed  by the  acceptance  or  acquisition  of such  Ownership  Interest  to have  agreed  to be  bound by the following  provisions and to have  irrevocably  authorized  the Trustee or its designee  under clause  (iii)(A)
below to deliver  payments to a Person other than such Person and to negotiate the terms of any mandatory  sale under clause  (iii)(B) below and to execute all  instruments  of transfer and to do all other things  necessary in connection  with any such sale.  The rights of each Person  acquiring  any  Ownership  Interest in a Class R
Certificate are expressly subject to the following provisions:

(i)     Each Person holding or acquiring any Ownership  Interest in a Class R Certificate  shall be a Permitted
                      Transferee  and shall  promptly  notify the Trustee of any change or impending  change in its status as a Permitted Transferee.

(ii)    In  connection  with any proposed  Transfer of any  Ownership  Interest in a Class R  Certificate,  the
                      Trustee  shall  require  delivery to it, and shall not register the Transfer of any Class
                      R Certificate until its receipt of,

(1)     an affidavit  and  agreement (a "Transfer  Affidavit and  Agreement,"  in the form  attached  hereto as
        Exhibit I-1) from the proposed Transferee,  in form and substance  satisfactory to the Master Servicer, representing  and warranting,  among other things,  that it is a Permitted  Transferee,  that it is not acquiring  its  Ownership  Interest  in the Class R  Certificate  that is the  subject of the  proposed
        Transfer as a nominee,  trustee or agent for any Person who is not a Permitted Transferee,  that for so long as it retains  its  Ownership  Interest  in a Class R  Certificate,  it will  endeavor to remain a
        Permitted Transferee,  and that it has reviewed the provisions of this Section 5.02(f) and agrees to be bound by them, and

(2)     a  certificate,  in the form attached  hereto as Exhibit I-2,  from the Holder  wishing to transfer the
        Class R  Certificate,  in form and substance  satisfactory  to the Master  Servicer,  representing  and warranting,  among other things,  that no purpose of the proposed  Transfer is to impede the assessment or collection of tax.

(iii)   Notwithstanding  the delivery of a Transfer  Affidavit  and  Agreement by a proposed  Transferee  under clause  (B) above,  if a  Responsible  Officer of the  Trustee  who is  assigned  to this
                      Agreement  has  actual  knowledge  that  the  proposed  Transferee  is  not  a  Permitted
                      Transferee,  no  Transfer  of an  Ownership  Interest  in a Class R  Certificate  to such proposed Transferee shall be effected.

(iv)    Each Person  holding or acquiring  any Ownership  Interest in a Class R Certificate  shall agree (x) to require a Transfer  Affidavit  and  Agreement  from any other  Person to whom such Person attempts to transfer  its  Ownership  Interest  in a Class R  Certificate  and (y) not to
                      transfer its Ownership  Interest  unless it provides a certificate  to the Trustee in the form attached hereto as Exhibit I-2.

(v)     Each Person  holding or acquiring an Ownership  Interest in a Class R  Certificate,  by  purchasing  an
                      Ownership  Interest in such  Certificate,  agrees to give the Trustee written notice that it  is a  "pass-through  interest  holder"  within  the  meaning  of  Temporary  Treasury
                      Regulations   Section   1.67-3T(a)(2)(i)(A)   immediately  upon  acquiring  an  Ownership
                      Interest in a Class R  Certificate,  if it is, or is holding an  Ownership  Interest in a
                      Class R Certificate on behalf of, a "pass-through interest holder."

(ii)    The Trustee shall  register the Transfer of any Class R Certificate  only if it shall have received the
        Transfer  Affidavit and  Agreement,  a certificate of the Holder  requesting  such transfer in the form attached hereto as Exhibit I-2 and all of such other  documents as shall have been reasonably  required by the  Trustee  as a  condition  to  such  registration.  Transfers  of the  Class R  Certificates  to
        Non-United  States  Persons and  Disqualified  Organizations  (as defined in Section  860E(e)(5) of the
        Code) are prohibited.

(i)     If any  Disqualified  Organization  shall  become  a  holder  of a Class R  Certificate,  then the last preceding  Permitted  Transferee  shall be restored,  to the extent  permitted by law, to all rights and  obligations as Holder thereof  retroactive to the date of registration of such Transfer of such Class R Certificate.  If a Non-United  States Person shall become a holder of a Class R Certificate,  then the last  preceding  United States Person shall be restored,  to the  extent  permitted  by law,  to all rights  and  obligations  as Holder thereof  retroactive  to the  date of  registration  of  such  Transfer  of such  Class R
                      Certificate.  If a transfer  of a Class R  Certificate  is  disregarded  pursuant  to the provisions of Treasury  Regulations  Section 1.860E-1 or Section 1.860G-3,  then the last preceding  Permitted  Transferee  shall be restored,  to the extent  permitted by law, to all rights and  obligations as Holder thereof  retroactive to the date of registration of such  Transfer of such Class R  Certificate.  The Trustee  shall be under no liability to any Person for any  registration  of  Transfer of a Class R  Certificate  that is in fact not  permitted  by  this  Section  5.02(f)  or  for  making  any  payments  due  on  such
                      Certificate  to the holder  thereof or for taking any other  action with  respect to such holder under the provisions of this Agreement.

(ii)    If any  purported  Transferee  shall  become a Holder  of a Class R  Certificate  in  violation  of the restrictions in this Section  5.02(f) and to the extent that the retroactive  restoration of the rights of the Holder of such Class R  Certificate  as described in clause  (ii)(A)
                      above shall be invalid,  illegal or  unenforceable,  then the Master  Servicer shall have the  right,  without  notice  to  the  holder  or  any  prior  holder  of  such  Class  R
                      Certificate,  to sell such Class R  Certificate  to a  purchaser  selected  by the Master
                      Servicer on such terms as the Master  Servicer  may  choose.  Such  purported  Transferee shall  promptly  endorse and deliver  each Class R  Certificate  in  accordance  with the instructions  of the Master  Servicer.  Such purchaser may be the Master  Servicer itself or  any  Affiliate  of the  Master  Servicer.  The  proceeds  of  such  sale,  net of the commissions  (which  may  include  commissions  payable  to the  Master  Servicer  or its
                      Affiliates),  expenses and taxes due, if any, will be remitted by the Master  Servicer to such  purported  Transferee.  The terms and  conditions  of any sale  under  this  clause
                      (iii)(B)  shall be determined  in the sole  discretion  of the Master  Servicer,  and the
                      Master  Servicer  shall not be liable to any Person  having an  Ownership  Interest  in a
                      Class R Certificate as a result of its exercise of such discretion.

(iii)   The Master  Servicer,  on behalf of the Trustee,  shall make  available,  upon written request from the
        Trustee, all information necessary to compute any tax imposed

(i)     as a result of the Transfer of an Ownership  Interest in a Class R  Certificate  to any Person who is a
                      Disqualified  Organization,  including the information  regarding "excess  inclusions" of such Class R  Certificates  required to be provided to the Internal  Revenue  Service and certain  Persons  as  described  in  Treasury  Regulations  Sections  1.860D-1(b)(5)  and
                      1.860E-2(a)(5), and

(ii)    as a result of any regulated  investment  company,  real estate  investment  trust,  common trust fund, partnership,  trust,  estate or  organization  described in Section 1381 of the Code that holds an Ownership  Interest in a Class R Certificate  having as among its record holders at any time any Person who is a Disqualified  Organization.  Reasonable  compensation for providing such information may be required by the Master Servicer from such Person.

(iv)    The  provisions of this Section  5.02(f) set forth prior to this clause (iv) may be modified,  added to or eliminated, provided that there shall have been delivered to the Trustee the following:

(i)     Written  notification  from each  Rating  Agency to the effect  that the  modification,  addition to or elimination  of such  provisions  will not cause  such  Rating  Agency to  downgrade  its then-current  ratings,  if any,  of the Class A  Certificates  and  Class M  Certificates
                      below the lower of the  then-current  rating or the rating assigned to such  Certificates as of the Closing Date by such Rating Agency; and

(ii)    a  certificate  of the Master  Servicer  stating  that the Master  Servicer  has received an Opinion of
                      Counsel,  in form and substance  satisfactory to the Master Servicer,  to the effect that such  modification,  addition to or absence of such  provisions  will not cause any REMIC created  hereunder  to cease to  qualify  as a REMIC  and will not  cause  (x) any  REMIC created  hereunder  to be subject to an  entity-level  tax caused by the  Transfer of any
                      Class  R  Certificate  to  a  Person  that  is  a  Disqualified  Organization  or  (y)  a
                      Certificateholder  or another Person to be subject to a  REMIC-related  tax caused by the
                      Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

(g)     No service  charge shall be made for any  transfer or exchange of  Certificates  of any Class,  but the
Trustee may require  payment of a sum  sufficient to cover any tax or  governmental  charge that may be imposed in connection with any transfer or exchange of Certificates.

(h)     All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

Section 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates.

        If (i) any mutilated  Certificate is surrendered to the Certificate  Registrar,  or the Trustee and the
Certificate  Registrar  receive  evidence  to  their  satisfaction  of the  destruction,  loss or  theft of any
Certificate,  and (ii) there is  delivered  to the  Trustee  and the  Certificate  Registrar  such  security or indemnity  as may be  required  by them to save each of them  harmless,  then,  in the absence of notice to the
Trustee or the Certificate  Registrar that such  Certificate  has been acquired by a bona fide  purchaser,  the
Trustee shall execute and the  Certificate  Registrar  shall  authenticate  and deliver,  in exchange for or in lieu of any such mutilated,  destroyed, lost or stolen Certificate,  a new Certificate of like tenor, Class and
Percentage  Interest  but  bearing a number not  contemporaneously  outstanding.  Upon the  issuance of any new
Certificate  under this  Section,  the Trustee may require the payment of a sum  sufficient to cover any tax or other  governmental  charge that may be imposed in relation thereto and any other expenses  (including the fees and expenses of the Trustee and the  Certificate  Registrar)  connected  therewith.  Any duplicate  Certificate issued pursuant to this Section shall constitute  complete and indefeasible  evidence of ownership in the Trust
Fund, as if originally issued,  whether or not the lost, stolen or destroyed  Certificate shall be found at any time.

Section 5.04.  Persons Deemed Owners.

        Prior to due  presentation of a Certificate for  registration  of transfer,  the Depositor,  the Master
Servicer,  the Trustee,  the Certificate  Registrar and any agent of the Depositor,  the Master  Servicer,  the
Trustee or the  Certificate  Registrar may treat the Person in whose name any  Certificate is registered as the owner of such  Certificate  for the purpose of  receiving  distributions  pursuant to Section  4.02 and for all other purposes whatsoever,  except as and to the extent provided in the definition of  "Certificateholder"  and neither the  Depositor,  the Master  Servicer,  the Trustee,  the  Certificate  Registrar  nor any agent of the
Depositor,  the Master  Servicer,  the Trustee or the Certificate  Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f).

Section 5.05.  Appointment of Paying Agent.

        The Trustee may appoint a Paying Agent for the purpose of making  distributions  to  Certificateholders pursuant to Section  4.02.  In the event of any such  appointment,  on or prior to each  Distribution  Date the
Master  Servicer on behalf of the Trustee  shall  deposit or cause to be deposited  with the Paying Agent a sum sufficient  to make the  payments  to  Certificateholders  in the  amounts  and in the manner  provided  for in
Section  4.02,  such sum to be held in trust for the benefit of  Certificateholders.  The  Trustee  shall cause each Paying  Agent to execute and deliver to the Trustee an  instrument  in which such Paying Agent shall agree with the  Trustee  that such Paying  Agent will hold all sums held by it for the payment to  Certificateholders in trust for the  benefit  of the  Certificateholders  entitled  thereto  until such sums shall be paid to such
Certificateholders.  Any sums so held by such  Paying  Agent  shall be held only in  Eligible  Accounts  to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

ARTICLE VI
                                     THE DEPOSITOR AND THE MASTER SERVICER

Section 6.01.  Respective Liabilities of the Depositor and the Master Servicer.

        The Depositor and the Master  Servicer  shall each be liable in accordance  herewith only to the extent of the obligations  specifically and  respectively  imposed upon and undertaken by the Depositor and the Master
Servicer herein.  By way of illustration and not limitation,  the Depositor is not liable for the servicing and administration  of the Mortgage  Loans,  nor is it obligated by Section 7.01 or 10.01 to assume any obligations of the Master  Servicer  or to appoint a designee to assume  such  obligations,  nor is it liable for any other obligation  hereunder  that it may, but is not obligated to, assume unless it elects to assume such  obligation in accordance herewith.

Section 6.02.  Merger or  Consolidation  of the  Depositor or the Master  Servicer;  Assignment  of Rights and
                      Delegation of Duties by Master Servicer.

(a)     The  Depositor  and the Master  Servicer  shall  each keep in full  effect  its  existence,  rights and franchises  as a  corporation  under  the laws of the state of its  incorporation,  and will  each  obtain  and preserve  its  qualification  to do  business  as a foreign  corporation  in each  jurisdiction  in which  such qualification  is or shall be  necessary  to protect the validity and  enforceability  of this  Agreement,  the
Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

(b)     Any Person  into which the  Depositor  or the Master  Servicer  may be merged or  consolidated,  or any corporation  resulting from any merger or  consolidation to which the Depositor or the Master Servicer shall be a party,  or any Person  succeeding  to the  business of the  Depositor  or the Master  Servicer,  shall be the successor of the  Depositor or the Master  Servicer,  as the case may be,  hereunder,  without the execution or filing  of any  paper or any  further  act on the part of any of the  parties  hereto,  anything  herein to the contrary  notwithstanding;  provided,  however,  that the successor or surviving  Person to the Master Servicer shall be qualified  to service  mortgage  loans on behalf of Fannie Mae or Freddie  Mac;  and provided  further that each Rating  Agency's  ratings,  if any, of the Class A Certificates  and Class M  Certificates  in effect immediately  prior to such merger or  consolidation  will not be  qualified,  reduced or  withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

(c)     Notwithstanding  anything  else in this  Section  6.02 and  Section  6.04 to the  contrary,  the Master
Servicer may assign its rights and delegate its duties and  obligations  under this  Agreement;  provided  that the Person  accepting such  assignment or delegation  shall be a Person which is qualified to service  mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably  satisfactory to the Trustee and the Depositor,  is willing  to  service  the  Mortgage  Loans and  executes  and  delivers  to the  Depositor  and the  Trustee an agreement,  in form and substance reasonably  satisfactory to the Depositor and the Trustee,  which contains an assumption  by such Person of the due and punctual  performance  and  observance of each covenant and condition to be performed or observed by the Master  Servicer  under this  Agreement;  provided  further that each Rating
Agency's  rating of the  Classes  of  Certificates  that have been  rated in effect  immediately  prior to such assignment  and  delegation  will not be  qualified,  reduced or withdrawn as a result of such  assignment  and delegation  (as  evidenced  by a letter  to such  effect  from  each  Rating  Agency).  In the case of any such assignment and delegation,  the Master  Servicer shall be released from its  obligations  under this Agreement, except that the Master  Servicer  shall remain liable for all  liabilities  and  obligations  incurred by it as
Master  Servicer  hereunder  prior to the  satisfaction of the conditions to such assignment and delegation set forth in the next  preceding  sentence.  This  Section  6.02 shall not apply to any sale,  transfer,  pledge or assignment by Residential Funding of the Call Rights.

Section 6.03.  Limitation on Liability of the Depositor, the Master Servicer and Others.

        None of the Depositor,  the Master Servicer or any of the directors,  officers,  employees or agents of the Depositor or the Master  Servicer shall be under any liability to the Trust Fund or the  Certificateholders for any  action  taken or for  refraining  from  the  taking  of any  action  in good  faith  pursuant  to this
Agreement, or for errors in judgment;  provided,  however, that this provision shall not protect the Depositor, the Master Servicer or any such Person against any breach of warranties or  representations  made herein or any liability which would otherwise be imposed by reason of willful  misfeasance,  bad faith or gross negligence in the  performance  of duties or by reason of  reckless  disregard  of  obligations  and  duties  hereunder.  The
Depositor,  the Master  Servicer and any  director,  officer,  employee or agent of the Depositor or the Master
Servicer may rely in good faith on any  document of any kind prima facie  properly  executed  and  submitted by any Person  respecting any matters  arising  hereunder.  The Depositor,  the Master  Servicer and any director, officer,  employee or agent of the Depositor or the Master  Servicer shall be indemnified by the Trust Fund and held harmless  against any loss,  liability or expense incurred in connection with any legal action relating to this  Agreement  or the  Certificates,  other  than any loss,  liability  or expense  related  to any  specific
Mortgage  Loan  or  Mortgage  Loans  (except  as any  such  loss,  liability  or  expense  shall  be  otherwise reimbursable  pursuant to this  Agreement)  and any loss,  liability  or expense  incurred by reason of willful misfeasance,  bad faith or gross  negligence in the  performance  of duties  hereunder or by reason of reckless disregard of obligations  and duties  hereunder.  Neither the Depositor nor the Master  Servicer shall be under any obligation to appear in, prosecute or defend any legal or  administrative  action,  proceeding,  hearing or examination  that is not incidental to its respective  duties under this Agreement and which in its opinion may involve it in any expense or liability;  provided,  however,  that the Depositor or the Master  Servicer may in its discretion  undertake any such action,  proceeding,  hearing or  examination  that it may deem necessary or desirable in respect to this  Agreement  and the rights and duties of the parties  hereto and the  interests of the  Certificateholders  hereunder.  In such event,  the legal  expenses and costs of such action,  proceeding, hearing or examination and any liability  resulting  therefrom shall be expenses,  costs and liabilities of the
Trust Fund,  and the  Depositor  and the Master  Servicer  shall be entitled to be  reimbursed  therefor out of amounts  attributable  to the Mortgage  Loans on deposit in the  Custodial  Account as provided by Section 3.10 and, on the Distribution  Date(s) following such reimbursement,  the aggregate of such expenses and costs shall be  allocated  in  reduction of the Accrued  Certificate  Interest on each Class  entitled  thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

Section 6.04.  Depositor and Master Servicer Not to Resign.

        Subject to the provisions of Section 6.02,  neither the Depositor nor the Master  Servicer shall resign from its  respective  obligations  and duties hereby  imposed on it except upon  determination  that its duties hereunder are no longer  permissible  under applicable law. Any such  determination  permitting the resignation of the  Depositor  or the Master  Servicer  shall be  evidenced by an Opinion of Counsel (at the expense of the resigning  party) to such effect  delivered to the Trustee.  No such  resignation by the Master  Servicer shall become  effective  until the  Trustee  or a  successor  servicer  shall  have  assumed  the  Master  Servicer's responsibilities and obligations in accordance with Section 7.02.

ARTICLE VII
                                                    DEFAULT

Section 7.01.  Events of Default.

        Event of Default,  wherever used herein,  means any one of the following  events  (whatever  reason for such Event of Default and whether it shall be  voluntary or  involuntary  or be effected by operation of law or pursuant to any judgment,  decree or order of any court or any order, rule or regulation of any  administrative or governmental body):

(i)     the Master  Servicer shall fail to distribute or cause to be distributed to Holders of  Certificates of any Class any  distribution  required to be made under the terms of the  Certificates of such Class and this  Agreement  and, in either case,  such failure shall  continue  unremedied  for a period of 5 days after the date upon which written notice of such failure,  requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Depositor or to the Master  Servicer,  the
        Depositor and the Trustee by the Holders of Certificates of such Class evidencing  Percentage Interests aggregating not less than 25%; or

(ii)    the  Master  Servicer  shall  fail to observe  or  perform  in any  material  respect  any other of the covenants or agreements on the part of the Master Servicer  contained in the  Certificates of any Class or in this  Agreement and such failure shall  continue  unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required  Insurance
        Policy)  after the date on which  written  notice of such  failure,  requiring the same to be remedied, shall  have been  given to the  Master  Servicer  by the  Trustee  or the  Depositor,  or to the Master
        Servicer,  the Depositor and the Trustee by the Holders of Certificates of any Class evidencing,  as to such Class, Percentage Interests aggregating not less than 25%; or
(iii)   a decree or order of a court or agency or supervisory  authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy,  insolvency or similar law or  appointing  a  conservator  or receiver or  liquidator  in any  insolvency,  readjustment  of debt, marshalling of assets and liabilities or similar  proceedings,  or for the winding-up or liquidation of its affairs,  shall have been entered  against the Master  Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(iv)    the Master  Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency,  readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating  to, the Master  Servicer or of, or relating to, all or  substantially  all of the property of the Master Servicer; or

(v)     the Master  Servicer  shall admit in writing its  inability  to pay its debts  generally as they become due,  file a petition  to take  advantage  of, or  commence a  voluntary  case  under,  any  applicable insolvency  or  reorganization  statute,  make an  assignment  for the  benefit  of its  creditors,  or voluntarily suspend payment of its obligations; or

(vi)    the Master  Servicer shall notify the Trustee  pursuant to Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

        If an Event of Default described in clauses (i)-(v) of this Section shall occur,  then, and in each and every such case,  so long as such Event of Default  shall not have been  remedied,  either the Depositor or the
Trustee shall at the direction of Holders of  Certificates  entitled to at least 51% of the Voting  Rights,  by notice in writing to the Master  Servicer  (and to the  Depositor  if given by the Trustee or to the Trustee if given by the  Depositor),  terminate  all of the  rights and  obligations  of the  Master  Servicer  under this
Agreement  and  in  and  to  the  Mortgage  Loans  and  the  proceeds  thereof,  other  than  its  rights  as a
Certificateholder  hereunder;  provided, however, that a successor to the Master Servicer is appointed pursuant to  Section  7.02 and such  successor  Master  Servicer  shall  have  accepted  the  duties of Master  Servicer effective upon the resignation of the Master Servicer.  If an Event of Default  described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the Depositor,  immediately  terminate all of the rights and  obligations  of the Master  Servicer  under this  Agreement and in and to the Mortgage Loans and the  proceeds  thereof,  other than its rights as a  Certificateholder  hereunder  as  provided  in Section
4.04(b).  On or after the receipt by the Master  Servicer of such written  notice,  all  authority and power of the Master  Servicer under this  Agreement,  whether with respect to the  Certificates  (other than as a Holder thereof)  or the  Mortgage  Loans or  otherwise,  shall  subject to  Section  7.02 pass to and be vested in the
Trustee or the Trustee's designee appointed pursuant to Section 7.02; and, without  limitation,  the Trustee is hereby authorized and empowered to execute and deliver,  on behalf of the Master Servicer,  as attorney-in-fact or otherwise,  any and all documents and other  instruments,  and to do or accomplish  all other acts or things necessary  or  appropriate  to effect the  purposes of such  notice of  termination,  whether to  complete  the transfer and endorsement or assignment of the Mortgage Loans and related  documents,  or otherwise.  The Master
Servicer  agrees  to  cooperate  with the  Trustee  in  effecting  the  termination  of the  Master  Servicer's responsibilities  and rights  hereunder,  including,  without  limitation,  the  transfer to the Trustee or its designee  for  administration  by it of all cash amounts  which shall at the time be credited to the  Custodial
Account or the  Certificate  Account or  thereafter  be received  with respect to the Mortgage  Loans.  No such termination  shall release the Master  Servicer for any liability  that it would  otherwise  have hereunder for any act or omission prior to the effective time of such  termination.  Notwithstanding  any  termination of the activities of Residential  Funding in its capacity as Master Servicer  hereunder,  Residential Funding shall be entitled to receive,  out of any late  collection  of a Monthly  Payment on a Mortgage Loan which was due prior to the notice  terminating  Residential  Funding's  rights and  obligations  as Master  Servicer  hereunder and received  after such notice,  that portion to which  Residential  Funding would have been entitled  pursuant to
Sections  3.10(a)(ii),  (vi) and (vii) as well as its Servicing Fee in respect  thereof,  and any other amounts payable to  Residential  Funding  hereunder  the  entitlement  to which arose prior to the  termination  of its activities  hereunder.  Upon the termination of Residential  Funding as Master Servicer hereunder the Depositor shall deliver to the Trustee as successor Master Servicer a copy of the Program Guide.

Section 7.02.  Trustee or Depositor to Act; Appointment of Successor.

(a)     On and after the time the Master Servicer receives a notice of termination  pursuant to Section 7.01 or resigns  in  accordance  with  Section  6.04,  the  Trustee  or,  upon  notice  to the  Depositor  and with the
Depositor's consent (which shall not be unreasonably  withheld) a designee (which meets the standards set forth below) of the  Trustee,  shall be the  successor  in all  respects to the Master  Servicer  in its  capacity as servicer  under this  Agreement and the  transactions  set forth or provided for herein and shall be subject to all the  responsibilities,  duties and liabilities  relating  thereto placed on the Master Servicer (except for the  responsibilities,  duties and  liabilities  contained in Sections 2.02 and 2.03(a),  excluding the duty to notify related  Subservicers  as set forth in such Sections,  and its obligations to deposit amounts in respect of losses  incurred prior to such notice or termination on the investment of funds in the Custodial  Account or the  Certificate  Account  pursuant  to  Sections  3.07(c)  and  4.01(c) by the terms and  provisions  hereof);
provided,  however, that any failure to perform such duties or responsibilities  caused by the preceding Master
Servicer's  failure to provide  information  required by Section 4.04 shall not be  considered a default by the
Trustee  hereunder as successor  Master  Servicer.  As compensation  therefor,  the Trustee as successor Master
Servicer  shall be entitled to all funds  relating to the Mortgage  Loans which the Master  Servicer would have been  entitled  to charge to the  Custodial  Account or the  Certificate  Account if the  Master  Servicer  had
continued to act hereunder  and, in addition,  shall be entitled to the income from any  Permitted  Investments made with  amounts  attributable  to the  Mortgage  Loans  held in the  Custodial  Account  or the  Certificate
Account.  If the Trustee has become the  successor to the Master  Servicer in  accordance  with Section 6.04 or
Section 7.01, then  notwithstanding  the above,  the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent  jurisdiction to appoint,  any established housing and home finance  institution,  which is also a Fannie Mae or Freddie  Mac-approved  mortgage servicing institution,  having a net  worth  of not  less  than  $10,000,000  as the  successor  to the  Master  Servicer hereunder in the  assumption of all or any part of the  responsibilities,  duties or  liabilities of the Master
Servicer  hereunder.  Pending  appointment of a successor to the Master Servicer  hereunder,  the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove  provided.  In connection with such  appointment  and assumption,  the Trustee may make such  arrangements  for the  compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree;  provided,  however,  that no such compensation  shall be in excess of that permitted the initial Master Servicer  hereunder.  The Depositor, the Trustee,  the Custodian and such  successor  shall take such action,  consistent  with this  Agreement,  as shall be necessary to effectuate  any such  succession.  The Servicing  Fee for any successor  Master  Servicer appointed  pursuant to this Section 7.02 will be lowered with respect to those  Mortgage  Loans,  if any, where the  Subservicing  Fee  accrues at a rate of less than 0.50% per annum in the event that the  successor  Master
Servicer is not servicing such Mortgage  Loans  directly and it is necessary to raise the related  Subservicing
Fee to a rate of 0.50% per annum in order to hire a  Subservicer  with  respect  to such  Mortgage  Loans.  The
Master  Servicer shall pay the  reasonable  expenses of the Trustee in connection  with any servicing  transfer hereunder.

(b)     In connection  with the  termination or resignation of the Master  Servicer  hereunder,  either (i) the successor Master Servicer,  including the Trustee if the Trustee is acting as successor Master Servicer,  shall represent  and warrant  that it is a member of MERS in good  standing and shall agree to comply in all material respects  with the rules and  procedures of MERS in  connection  with the servicing of the Mortgage  Loans that are registered  with MERS, in which case the  predecessor  Master  Servicer shall  cooperate with the successor
Master  Servicer in causing MERS to revise its records to reflect the  transfer of  servicing to the  successor
Master Servicer as necessary under MERS' rules and regulations,  or (ii) the predecessor  Master Servicer shall cooperate with the successor  Master  Servicer in causing MERS to execute and deliver an assignment of Mortgage in  recordable  form to transfer  the  Mortgage  from MERS to the Trustee and to execute and deliver such other notices,  documents  and other  instruments  as may be  necessary  or  desirable  to effect a transfer  of such
Mortgage  Loan or servicing of such Mortgage Loan on the MERS(R)System to the  successor  Master  Servicer.  The predecessor  Master Servicer shall file or cause to be filed any such  assignment in the appropriate  recording office.  The  predecessor  Master  Servicer  shall  bear  any and all  fees of MERS,  costs  of  preparing  any assignments  of Mortgage,  and fees and costs of filing any  assignments of Mortgage that may be required under this subsection  (b). The Successor  Master Servicer shall cause such assignment to be delivered to the Trustee or the Custodian  promptly upon receipt of the original with evidence of recording  thereon or a copy certified by the public recording office in which such assignment was recorded.

Section 7.03.  Notification to Certificateholders.

(a)     Upon any such termination or appointment of a successor to the Master Servicer,  the Trustee shall give prompt  written  notice  thereof to the  Certificateholders  at their  respective  addresses  appearing  in the
Certificate Register.

(b)     Within 60 days after the occurrence of any Event of Default,  the Trustee shall transmit by mail to all
Holders of  Certificates  notice of each such Event of Default  hereunder  known to the  Trustee,  unless  such
Event of Default shall have been cured or waived as provided in Section 7.04 hereof.

Section 7.04.  Waiver of Events of Default.

        The Holders  representing  at least 66% of the Voting Rights of  Certificates  affected by a default or
Event of Default  hereunder may waive any default or Event of Default;  provided,  however,  that (a) a default or Event of Default  under clause (i) of Section 7.01 may be waived only by all of the Holders of  Certificates affected by such  default or Event of Default and (b) no waiver  pursuant to this Section 7.04 shall affect the
Holders of Certificates  in the manner set forth in Section  11.01(b)(i),  (ii) or (iii).  Upon any such waiver of a default or Event of Default by the Holders  representing  the  requisite  percentage  of Voting  Rights of
Certificates  affected by such  default or Event of Default,  such  default or Event of Default  shall cease to exist and shall be deemed to have been  remedied for every  purpose  hereunder.  No such waiver shall extend to any  subsequent  or other  default or Event of Default or impair  any right  consequent  thereon  except to the extent expressly so waived.

ARTICLE VIII
                                            CONCERNING THE TRUSTEE

Section 8.01.  Duties of Trustee.

(a)     The  Trustee,  prior to the  occurrence  of an Event of  Default  and after the curing of all Events of
Default which may have  occurred,  undertakes  to perform such duties and only such duties as are  specifically set forth in this  Agreement.  In case an Event of Default has  occurred  (which has not been cured or waived), the Trustee  shall  exercise  such of the rights and powers  vested in it by this  Agreement,  and use the same degree  of  care  and  skill  in  their  exercise  as a  prudent  investor  would  exercise  or use  under  the circumstances in the conduct of such investor's own affairs.

(b)     The Trustee, upon receipt of all resolutions,  certificates,  statements, opinions, reports, documents, orders or other instruments  furnished to the Trustee which are specifically  required to be furnished pursuant to any provision of this Agreement,  shall examine them to determine  whether they conform to the  requirements of this  Agreement.  The  Trustee  shall  notify  the  Certificateholders  of any such  documents  which do not materially  conform to the  requirements of this Agreement in the event that the Trustee,  after so requesting, does not receive  satisfactorily  corrected  documents in a timely fashion.  The Trustee shall forward or cause to be  forwarded  in a timely  fashion the  notices,  reports and  statements  required to be  forwarded by the
Trustee  pursuant to Sections  4.03,  7.03,  and 10.01.  The Trustee shall  furnish in a timely  fashion to the
Master  Servicer  such  information  as the Master  Servicer may  reasonably  request from time to time for the
Master  Servicer to fulfill its duties as set forth in this  Agreement.  The Trustee  covenants and agrees that it shall  perform its  obligations  hereunder  in a manner so as to maintain  the status of each REMIC  created hereunder as a REMIC under the REMIC  Provisions  (subject to Section  10.01(f)) and to prevent the  imposition of any federal,  state or local  income,  prohibited  transaction  (except as provided in Section 2.04 herein), contribution  or other tax on the Trust Fund to the extent  that  maintaining  such  status and  avoiding  such taxes are  reasonably  within the  control of the  Trustee  and are  reasonably  within the scope of its duties under this Agreement.

(c)     No provision of this  Agreement  shall be construed to relieve the Trustee from  liability  for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i)     Prior to the  occurrence  of an Event of Default,  and after the curing or waiver of all such Events of
        Default which may have occurred,  the duties and obligations of the Trustee shall be determined  solely by the  express  provisions  of  this  Agreement,  the  Trustee  shall  not be  liable  except  for the performance of such duties and obligations as are specifically set forth in this Agreement,  no implied covenants or obligations  shall be read into this Agreement  against the Trustee and, in the absence of bad  faith on the part of the  Trustee,  the  Trustee  may  conclusively  rely,  as to the truth of the statements and the correctness of the opinions  expressed  therein,  upon any  certificates or opinions furnished  to the Trustee by the  Depositor  or the Master  Servicer  and which on their  face,  do not contradict the requirements of this Agreement;

(ii)    The  Trustee  shall  not be  personally  liable  for an  error  of  judgment  made in good  faith  by a
        Responsible Officer or Responsible Officers of the Trustee,  unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii)   The Trustee shall not be personally liable with respect to any action taken,  suffered or omitted to be taken  by it in  good  faith  in  accordance  with  the  direction  of the  Certificateholders  holding
        Certificates  which  evidence,  Percentage  Interests  aggregating  not less  than 25% of the  affected
        Classes as to the time,  method and place of conducting any proceeding for any remedy  available to the
        Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

(iv)    The Trustee shall not be charged with  knowledge of any default (other than a default in payment to the
        Trustee)  specified in clauses (i) and (ii) of Section 7.01 or an Event of Default under clauses (iii),
        (iv) and (v) of Section  7.01 unless a  Responsible  Officer of the Trustee  assigned to and working in the Corporate  Trust Office obtains actual  knowledge of such failure or event or the Trustee  receives written  notice of such failure or event at its Corporate  Trust Office from the Master  Servicer,  the
        Depositor or any Certificateholder; and

(v)     Except to the extent  provided in Section  7.02,  no  provision  in this  Agreement  shall  require the
        Trustee to expend or risk its own funds (including,  without limitation,  the making of any Advance) or otherwise  incur any personal  financial  liability in the  performance of any of its duties as Trustee hereunder,  or in the  exercise of any of its rights or powers,  if the Trustee  shall have  reasonable grounds for believing that repayment of funds or adequate  indemnity  against such risk or liability is not reasonably assured to it.
(d)     The Trustee  shall timely pay, from its own funds,  the amount of any and all federal,  state and local taxes imposed on the Trust Fund or its assets or transactions  including,  without limitation,  (A) "prohibited transaction"  penalty  taxes as defined in Section 860F of the Code,  if, when and as the same shall be due and payable,  (B) any tax on  contributions  to a REMIC after the Closing  Date  imposed by Section  860G(d) of the
Code and (C) any tax on "net income from  foreclosure  property" as defined in Section 860G(c) of the Code, but only  if  such  taxes  arise  out of a  breach  by the  Trustee  of its  obligations  hereunder,  which  breach constitutes negligence or willful misconduct of the Trustee.

Section 8.02.  Certain Matters Affecting the Trustee.

(a)     Except as otherwise provided in Section 8.01:

(i)     The Trustee may rely and shall be protected in acting or  refraining  from acting upon any  resolution,
        Officers'  Certificate,  certificate  of  auditors  or any other  certificate,  statement,  instrument, opinion, report, notice, request,  consent, order, appraisal,  bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)    The  Trustee  may  consult  with  counsel  and any  Opinion  of  Counsel  shall  be full  and  complete authorization  and  protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

(iii)   The Trustee  shall be under no  obligation to exercise any of the trusts or powers vested in it by this
        Agreement or to  institute,  conduct or defend any  litigation  hereunder or in relation  hereto at the request,  order or  direction  of any of the  Certificateholders,  pursuant to the  provisions  of this
        Agreement  or the Swap  Agreement,  unless such  Certificateholders  shall have  offered to the Trustee reasonable  security or indemnity  against the costs,  expenses and  liabilities  which may be incurred therein or thereby;  nothing  contained herein shall,  however,  relieve the Trustee of the obligation, upon the occurrence of an Event of Default  (which has not been cured),  to exercise such of the rights and  powers  vested  in it by this  Agreement,  and to use the same  degree  of care and skill in their exercise as a prudent  investor  would exercise or use under the  circumstances  in the conduct of such investor's own affairs;

(iv)    The Trustee  shall not be  personally  liable for any action  taken,  suffered or omitted by it in good faith and believed by it to be authorized or within the  discretion or rights or powers  conferred upon it by this Agreement;

(v)     Prior to the occurrence of an Event of Default  hereunder and after the curing of all Events of Default which may have  occurred,  the Trustee shall not be bound to make any  investigation  into the facts or matters  stated  in any  resolution,  certificate,  statement,  instrument,  opinion,  report,  notice, request,  consent, order, approval, bond or other paper or document,  unless requested in writing to do so by the Holders of  Certificates of any Class  evidencing,  as to such Class,  Percentage  Interests, aggregating not less than 50%; provided,  however,  that if the payment within a reasonable time to the
        Trustee  of the  costs,  expenses  or  liabilities  likely to be  incurred  by it in the making of such investigation is, in the opinion of the Trustee,  not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement,  the Trustee may require  reasonable  indemnity  against such  expense or  liability  as a condition  to so  proceeding.  The  reasonable  expense of every such examination  shall be paid by the Master  Servicer,  if an Event of Default  shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

(vi)    The Trustee may execute any of the trusts or powers  hereunder or perform any duties  hereunder  either directly or by or through  agents or attorneys  provided  that the Trustee  shall remain liable for any acts of such agents or attorneys; and

(vii)   To the extent authorized under the Code and the regulations  promulgated  thereunder,  each Holder of a
        Class R Certificate hereby irrevocably  appoints and authorizes the Trustee to be its  attorney-in-fact for purposes of signing any Tax Returns  required to be filed on behalf of the Trust Fund.  The Trustee shall sign on behalf of the Trust Fund and deliver to the Master  Servicer  in a timely  manner any Tax
        Returns  prepared  by or on behalf of the  Master  Servicer  that the  Trustee is  required  to sign as determined by the Master Servicer  pursuant to applicable  federal,  state or local tax laws,  provided that the Master  Servicer  shall  indemnify  the Trustee for signing any such Tax Returns  that contain errors or omissions.

(b)     Following the issuance of the  Certificates  (and except as provided for in Section 2.04),  the Trustee shall not accept any  contribution  of assets to the Trust Fund unless  subject to Section  10.01(f))  it shall have obtained or been  furnished with an Opinion of Counsel to the effect that such  contribution  will not (i)
cause  any  REMIC  created  hereunder  to fail to  qualify  as a REMIC at any time  that any  Certificates  are outstanding  or (ii) cause the Trust Fund to be subject  to any  federal  tax as a result of such  contribution
(including  the  imposition of any federal tax on "prohibited  transactions"  imposed under Section  860F(a) of the Code).

Section 8.03.  Trustee Not Liable for Certificates or Mortgage Loans.

        The recitals  contained  herein and in the  Certificates  (other than the execution of the Certificates and relating to the  acceptance  and receipt of the Mortgage  Loans)  shall be taken as the  statements  of the
Depositor  or the Master  Servicer  as the case may be, and the  Trustee  assumes no  responsibility  for their correctness.  The Trustee makes no  representations  as to the validity or  sufficiency of this Agreement or of the Certificates  (except that the Certificates  shall be duly and validly executed and  authenticated by it as
Certificate  Registrar) or of any Mortgage Loan or related document,  or of MERS or the MERS(R)System. Except as otherwise  provided  herein,  the Trustee shall not be accountable  for the use or application by the Depositor or the Master Servicer of any of the  Certificates or of the proceeds of such  Certificates,  or for the use or application  of any funds paid to the  Depositor  or the Master  Servicer in respect of the  Mortgage  Loans or deposited  in or  withdrawn  from the  Custodial  Account or the  Certificate  Account by the  Depositor or the
Master Servicer.

Section 8.04.  Trustee May Own Certificates.

        The Trustee in its  individual  or any other  capacity may become the owner or pledgee of  Certificates with the same rights it would have if it were not Trustee.

Section 8.05.  Master Servicer to Pay Trustee's Fees and Expenses; Indemnification.

(a)     The Master  Servicer  covenants and agrees to pay to the Trustee and any co-trustee  from time to time, and the Trustee and any co-trustee shall be entitled to,  reasonable  compensation  (which shall not be limited by any  provision  of law in regard to the  compensation  of a trustee  of an express  trust) for all  services rendered by each of them in the execution of the trusts hereby  created and in the exercise and  performance of any of the powers and duties  hereunder of the Trustee and any  co-trustee,  and the Master  Servicer shall pay or  reimburse  the Trustee and any  co-trustee  upon request for all  reasonable  expenses,  disbursements  and advances  incurred or made by the Trustee or any  co-trustee in accordance  with any of the  provisions of this
Agreement  (including the reasonable  compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ,  and the expenses  incurred by the Trustee or any co-trustee in connection with the  appointment  of an office or agency  pursuant to Section 8.12) except any such expense,  disbursement or advance as may arise from its negligence or bad faith.

(b)     The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against,  any loss,  liability or expense incurred without  negligence or willful  misconduct on its part, arising out of, or in connection with, the acceptance and  administration  of the Trust Fund,  including its obligation to execute the DTC  Letter in its  individual  capacity,  the costs and  expenses  (including  reasonable  legal  fees and expenses) of defending  itself  against any claim in connection  with the exercise or performance of any of its powers or duties  under this  Agreement  or the Swap  Agreement,  and the  Master  Servicer  further  agrees to indemnify the Trustee for, and to hold the Trustee  harmless  against,  any loss,  liability or expense arising out of, or in connection  with,  the provisions set forth in the second  paragraph of Section  2.01(a)  hereof, including,  without  limitation,  all costs,  liabilities  and expenses  (including  reasonable  legal fees and expenses)  of  investigating  and  defending  itself  against  any  claim,  action or  proceeding,  pending  or threatened, relating to the provisions of such paragraph, provided that:

(i)     with  respect to any such  claim,  the  Trustee  shall have given the Master  Servicer  written  notice thereof promptly after the Trustee shall have actual knowledge thereof;

(ii)    while maintaining control over its own defense,  the Trustee shall cooperate and consult fully with the
        Master Servicer in preparing such defense; and

(iii)   notwithstanding  anything in this  Agreement to the contrary,  the Master  Servicer shall not be liable for  settlement  of any claim by the  Trustee  entered  into  without  the prior  consent of the Master
        Servicer which consent shall not be  unreasonably  withheld.  No  termination  of this Agreement  shall affect the obligations  created by this Section 8.05(b) of the Master Servicer to indemnify the Trustee under  the  conditions  and  to the  extent  set  forth  herein.  Notwithstanding  the  foregoing,  the indemnification  provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee,  including the costs and expenses of defending  itself against any
        claim,   incurred  in  connection   with  any  actions  taken  by  the  Trustee  at  the  direction  of
        Certificateholders pursuant to the terms of this Agreement.

Section 8.06.  Eligibility Requirements for Trustee.

        The  Trustee  hereunder  shall at all times be a national  banking  association  or a New York  banking corporation  having its  principal  office in a state and city  acceptable  to the  Depositor and organized and doing  business  under the laws of such state or the United  States of America,  authorized  under such laws to exercise  corporate trust powers,  having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state  authority and having a sufficient  rating so as to maintain the then-current  ratings of the  Certificates.  If such  corporation  or national  banking  association  publishes reports of condition at least annually,  pursuant to law or to the  requirements  of the aforesaid  supervising or  examining  authority,  then for the  purposes  of this  Section  the  combined  capital and surplus of such corporation  shall be deemed to be its combined  capital and surplus as set forth in its most recent  report of condition  so  published.  In case at any time the Trustee  shall cease to be eligible in  accordance  with the provisions of this Section,  the Trustee shall resign  immediately in the manner and with the effect  specified in Section 8.07.

Section 8.07.  Resignation and Removal of the Trustee.

(a)     The Trustee may at any time resign and be discharged  from the trusts hereby  created by giving written notice  thereof to the  Depositor and the Master  Servicer.  Upon  receiving  such notice of  resignation,  the
Depositor shall promptly appoint a successor  trustee by written  instrument,  in duplicate,  one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor  trustee.  If no successor trustee  shall have been so appointed  and have  accepted  appointment  within 30 days after the giving of such notice of  resignation  then the  resigning  Trustee may petition any court of competent  jurisdiction  for the appointment of a successor trustee.

(b)     If at any time the Trustee  shall cease to be eligible in  accordance  with the  provisions  of Section
8.06 and shall fail to resign after written  request  therefor by the Depositor,  or if at any time the Trustee shall become incapable of acting, or shall be adjudged  bankrupt or insolvent,  or a receiver of the Trustee or of its property  shall be  appointed,  or any public  officer shall take charge or control of the Trustee or of its property or affairs for the purpose of  rehabilitation,  conservation  or  liquidation,  then the Depositor may remove the Trustee and appoint a successor trustee by written instrument,  in duplicate,  one copy of which instrument  shall be delivered to the Trustee so removed and one copy to the  successor  trustee.  In addition, in the event that the  Depositor  determines  that the  Trustee  has failed  (i) to  distribute  or cause to be distributed to Certificateholders  any amount required to be distributed  hereunder,  if such amount is held by the Trustee or its Paying Agent (other than the Master  Servicer or the Depositor) for  distribution or (ii) to otherwise  observe  or  perform  in any  material  respect  any of its  covenants,  agreements  or  obligations hereunder,  and such failure shall continue  unremedied for a period of 5 days (in respect of clause (i) above)
or 30 days (in respect of clause (ii) above,  other than any failure to comply with the  provisions  of Article
XII, in which case no notice or grace period shall be  applicable)  after the date on which  written  notice of such  failure,  requiring  that the same be  remedied,  shall have been given to the Trustee by the  Depositor, then the Depositor may remove the Trustee and appoint a successor  trustee by written  instrument  delivered as provided in the preceding  sentence.  In connection with the appointment of a successor trustee pursuant to the preceding  sentence,  the  Depositor  shall,  on or  before  the date on which  any  such  appointment  becomes effective,  obtain from each Rating Agency  written  confirmation  that the  appointment  of any such successor trustee will not result in the  reduction of the ratings on any Class of the  Certificates  below the lesser of the then current or original ratings on such Certificates.

(c)     The Holders of  Certificates  entitled to at least 51% of the Voting  Rights may at any time remove the
Trustee and appoint a successor  trustee by written  instrument or instruments,  in triplicate,  signed by such
Holders or their  attorneys-in-fact  duly authorized,  one complete set of which instruments shall be delivered to the  Depositor,  one  complete  set to the  Trustee so removed  and one  complete  set to the  successor  so appointed.

(d)     Any  resignation or removal of the Trustee and  appointment of a successor  trustee  pursuant to any of the provisions of this Section shall become  effective upon acceptance of appointment by the successor  trustee as provided in Section 8.08.

Section 8.08.  Successor Trustee.

(a)     Any  successor  trustee  appointed  as provided in this  Section 8.08 shall  execute,  acknowledge  and deliver to the Depositor and to its predecessor  trustee an instrument  accepting such  appointment  hereunder, and thereupon the resignation or removal of the predecessor  trustee shall become  effective and such successor trustee shall become effective and such successor trustee,  without any further act, deed or conveyance,  shall become fully vested with all the rights,  powers,  duties and  obligations of its predecessor  hereunder,  with the like  effect as if  originally  named as trustee  herein.  The  predecessor  trustee  shall  deliver to the successor  trustee all Mortgage  Files and related  documents and statements  held by it hereunder  (other than any Mortgage  Files at the time held by a  Custodian,  which shall  become the agent of any  successor  trustee hereunder),  and the Depositor,  the Master Servicer and the predecessor trustee shall execute and deliver such instruments  and do such other things as may  reasonably be required for more fully and  certainly  vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

(b)     No successor  trustee shall accept  appointment  as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

(c)     Upon acceptance of appointment by a successor trustee as provided in this Section,  the Depositor shall mail notice of the succession of such trustee  hereunder to all Holders of  Certificates  at their addresses as shown in the Certificate  Register.  If the Depositor fails to mail such notice within 10 days after acceptance of  appointment  by the successor  trustee,  the successor  trustee shall cause such notice to be mailed at the expense of the Depositor.

Section 8.09.  Merger or Consolidation of Trustee.

        Any corporation or national  banking  association  into which the Trustee may be merged or converted or with which it may be  consolidated  or any  corporation  or national  banking  association  resulting  from any merger,  conversion or  consolidation  to which the Trustee shall be a party,  or any  corporation  or national banking  association  succeeding  to the  business  of the  Trustee,  shall  be the  successor  of the  Trustee hereunder,  provided such  corporation or national banking  association  shall be eligible under the provisions of Section  8.06,  without  the  execution  or filing of any paper or any further act on the part of any of the parties  hereto,  anything  herein to the contrary  notwithstanding.  The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

Section 8.10.  Appointment of Co-Trustee or Separate Trustee.

(a)     Notwithstanding  any other  provisions  hereof,  at any time,  for the  purpose  of  meeting  any legal requirements of any  jurisdiction in which any part of the Trust Fund or property  securing the same may at the time be located,  the Master  Servicer and the Trustee  acting  jointly  shall have the power and shall execute and deliver all  instruments  to appoint one or more Persons  approved by the Trustee to act as  co-trustee  or co-trustees,  jointly with the Trustee,  or separate  trustee or separate  trustees,  of all or any part of the
Trust Fund,  and to vest in such  Person or Persons,  in such  capacity,  such title to the Trust Fund,  or any part thereof,  and,  subject to the other  provisions of this Section 8.10, such powers,  duties,  obligations, rights and trusts as the Master  Servicer and the Trustee may consider  necessary or  desirable.  If the Master
Servicer  shall not have joined in such  appointment  within 15 days after the receipt by it of a request so to do, or in case an Event of Default  shall have  occurred and be  continuing,  the Trustee  alone shall have the power to make such  appointment.  No co-trustee  or separate  trustee  hereunder  shall be required to meet the terms of  eligibility  as a  successor  trustee  under  Section  8.06  hereunder  and no notice to  Holders  of
Certificates of the appointment of  co-trustee(s)  or separate  trustee(s) shall be required under Section 8.08 hereof.

(b)     In the case of any  appointment of a co-trustee or separate  trustee  pursuant to this Section 8.10 all rights,  powers,  duties and  obligations  conferred or imposed upon the Trustee  shall be conferred or imposed upon and exercised or performed by the Trustee,  and such separate  trustee or  co-trustee  jointly,  except to the extent  that under any law of any  jurisdiction  in which any  particular  act or acts are to be  performed
(whether  as Trustee  hereunder  or as  successor  to the Master  Servicer  hereunder),  the  Trustee  shall be incompetent  or  unqualified  to perform  such act or acts,  in which  event such  rights,  powers,  duties and obligations  (including  the  holding  of  title  to  the  Trust  Fund  or any  portion  thereof  in  any  such jurisdiction)  shall be exercised and performed by such separate  trustee or co-trustee at the direction of the
Trustee.

(c)     Any notice,  request or other  writing  given to the Trustee shall be deemed to have been given to each of the then separate  trustees and  co-trustees,  as effectively as if given to each of them.  Every instrument appointing  any  separate  trustee or  co-trustee  shall refer to this  Agreement  and the  conditions  of this
Article VIII.  Each separate  trustee and  co-trustee,  upon its acceptance of the trusts  conferred,  shall be vested with the estates or property  specified  in its  instrument  of  appointment,  either  jointly  with the
Trustee  or  separately,  as may be  provided  therein,  subject  to all  the  provisions  of  this  Agreement, specifically  including every provision of this Agreement  relating to the conduct of,  affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

(d)     Any  separate  trustee  or  co-trustee  may,  at  any  time,  constitute  the  Trustee,  its  agent  or attorney-in-fact,  with full power and  authority,  to the extent not  prohibited  by law, to do any lawful act under or in respect of this  Agreement  on its behalf and in its name.  If any separate  trustee or  co-trustee shall die, become incapable of acting, resign or be removed, all of its estates,  properties,  rights, remedies and trusts  shall  vest in and be  exercised  by the  Trustee,  to the extent  permitted  by law,  without  the appointment of a new or successor trustee.

Section 8.11.  Appointment of Custodians.

        The Trustee may, with the consent of the Master Servicer and the Depositor,  or shall, at the direction of the Master  Servicer  and the  Depositor,  appoint  one or more  Custodians  who are not  Affiliates  of the
Depositor or the Master  Servicer to hold all or a portion of the Mortgage  Files as agent for the Trustee,  by entering into a Custodial  Agreement.  The Trustee is hereby directed to enter into a Custodial  Agreement with
Wells Fargo Bank,  N.A.  Subject to Article VIII, the Trustee agrees to comply with the terms of each Custodial
Agreement  and to enforce  the terms and  provisions  thereof  against  the  Custodian  for the  benefit of the
Certificateholders.  Each  Custodian  shall be a depository  institution  subject to  supervision by federal or state authority,  shall have a combined  capital and surplus of at least  $15,000,000 and shall be qualified to do business in the  jurisdiction in which it holds any Mortgage File.  Each Custodial  Agreement may be amended only as provided in Section 11.01.  The Trustee shall notify the  Certificateholders  of the appointment of any
Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this Section 8.11.

Section 8.12.  Appointment of Office or Agency.

        The Trustee will  maintain an office or agency in the City of St. Paul,  Minnesota  where  Certificates may be surrendered  for  registration  of transfer or exchange.  The Trustee  initially  designates its offices located at the Corporate  Trust Office for the purpose of keeping the  Certificate  Register.  The Trustee will maintain an office at the  address  stated in Section  11.05  hereof  where  notices and demands to or upon the
Trustee in respect of this Agreement may be served.

Section 8.13.  DTC Letter of Representations.

        The Trustee is hereby  authorized and directed to, and agrees that it shall,  enter into the DTC Letter on behalf of the Trust Fund and in its individual capacity as agent thereunder.

Section 8.14.  Swap Agreement.

        The  Trustee is hereby  authorized  and  directed  to, and  agrees  that it shall,  enter into the Swap
Agreement on behalf of the Trust Fund.

ARTICLE IX
                                                  TERMINATION

Section 9.01.  Termination Upon Purchase by Residential Funding or Liquidation of All Mortgage Loans.

(a)     Subject to Section 9.02, the respective  obligations and responsibilities of the Depositor,  the Master
Servicer  and the Trustee  created  hereby in respect of the  Certificates  (other than the  obligation  of the
Trustee to make certain payments after the Final  Distribution  Date to  Certificateholders  and the obligation of the  Depositor to send  certain  notices as  hereinafter  set forth)  shall  terminate  upon the last action required to be taken by the Trustee on the Final  Distribution  Date  pursuant to this Article IX following the earlier of:

(i)     the later of the final payment or other  liquidation (or any Advance with respect  thereto) of the last
        Mortgage Loan remaining in the Trust Fund or the disposition of all property  acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

(ii)    the purchase by the Master  Servicer or the Holder of the Class SB  Certificates  of all Mortgage Loans
        and all property  acquired in respect of any  Mortgage  Loan  remaining  in the Trust Fund,  at a price equal to 100% of the unpaid  principal  balance of each  Mortgage  Loan (or,  if less than such  unpaid principal balance,  the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage  Loans as to which title has been  acquired if such fair market  value is less than such unpaid principal balance) (net of unreimbursed  Advances  attributable to principal) on the day of repurchase,  plus unpaid accrued  interest  thereon at the Mortgage Rate (or Modified Net Mortgage Rate in the case of any  Modified  Mortgage  Loan) from the Due Date to which  interest was last paid by the
        Mortgagor  to,  but not  including,  the  first  day of the  month in which  such  repurchase  price is distributed plus any Swap Termination  Payment payable to the Swap  Counterparty  then remaining unpaid or which is due to the  exercise of such  option  plus the amount of any  accrued and unpaid  Servicing
        Fees,  unreimbursed  advances  and  Servicing  Advances,  in each case through the date of such option;
        provided,  however,  that in no event shall the trust created hereby continue beyond the earlier of (i)
        the  Maturity  Date or (ii) the  expiration  of 21 years  from the  death of the last  survivor  of the descendants of Joseph P. Kennedy,  the late  ambassador of the United States to the Court of St. James, living on the date hereof;  and  provided  further,  that the  purchase  price set forth above shall be increased as is necessary,  as  determined by the Master  Servicer,  to avoid  disqualification  of any
        REMIC created  hereunder as a REMIC.  The purchase  price paid by the Master  Servicer or the Holder of the Class SB Certificates  shall also include any amounts owed by the Master  Servicer  pursuant to the last  paragraph  of Section 4 of the  Assignment  Agreement  in respect  of any  liability,  penalty or expense  that  resulted  from a breach of the  representation  and warranty set forth in clause (bb) of such Section,  that remain unpaid on the date of such purchase and the Master Servicer acknowledges its obligation to pay any remaining  unpaid amounts on the date of such purchase by the Master  Servicer or the Holder of the Class SB Certificates  if owed by the Master Servicer  pursuant to the last paragraph of Section 4 of the Assignment Agreement in respect of any liability,  penalty or expense that resulted from a breach of the representation and warranty set forth in clause (bb) of such Section.

        The right of the  Master  Servicer  or the  Holder  of the Class SB  Certificates,  as  applicable,  to purchase  all the assets of the Trust Fund  relating to the  Mortgage  Loans,  pursuant to clause (ii) above is conditioned  upon (1) the date of such  purchase  occurring on or after the Optional  Termination  Date and (2)
(a) with  respect  to any  Optional  Termination  Date on which the  balance of the  Mortgage  Loans is between
10.00%  and  5.01% of the  Cut-off  Date  Balance  (after  giving  effect to  distributions  to be made on such
Optional  Termination  Date),  the Holder of the Class SB  Certificates  will have sole option to exercise such right and (b) with  respect to any  Optional  Termination  Date on which the balance of the  Mortgage  Loans is
5.00% or less of the Cut-off Date Balance  (after  giving effect to  distributions  to be made on such Optional
Termination  Date), the Holder of the Class SB Certificates  shall have the option to exercise such right if it notifies  the Master  Servicer of its intent to do so at least three (3)  Business  Days prior to the date upon which the Master  Servicer is obligated to give notice to the Trustee  pursuant to Section  9.01(b) below,  and if no such notice is timely  provided,  then the Master  Servicer  shall have the option to exercise such right with respect to such  Optional  Termination  Date.  If such right is  exercised  by the Master  Servicer or the
Holder of the Class SB  Certificates,  the Master  Servicer  shall be  entitled to  reimbursement  for the full amount  of any  unreimbursed  Advances  theretofore  made  by it  with  respect  to the  Mortgage  Loans  being purchased,  pursuant  to Section  3.10.  In  addition,  the Master  Servicer  shall  provide to the Trustee the certification  required by Section 3.15 and the Trustee and any Custodian shall,  promptly following payment of the purchase  price,  release to the Master  Servicer or the Holder of the Class SB  Certificates  the Mortgage
Files pertaining to the Mortgage Loans being purchased.

        In addition,  on any Distribution  Date on or after the Optional  Termination Date, the Master Servicer or the Holder of the Class SB  Certificates,  as  applicable,  shall  have the  right,  at its option or at the option of its  designee,  respectively,  to purchase all of the  Certificates  in whole,  but not in part, at a price equal to the aggregate outstanding  Certificate  Principal Balance of the Certificates,  plus one month's
Accrued Certificate Interest on the Certificates,  any previously unpaid Accrued Certificate Interest,  and any unpaid Prepayment  Interest  Shortfalls  previously  allocated  thereto;  provided that (a) with respect to any
Optional  Termination  Date on which the  balance  of the  Mortgage  Loans is  between  10.00% and 5.01% of the
Cut-off Date Balance (after giving effect to distributions to be made on such Optional  Termination  Date), the
Holder of the Class SB  Certificates  will have sole option to exercise  such right and (b) with respect to any
Optional  Termination  Date on which the balance of the  Mortgage  Loans is 5.00% or less of the  Cut-off  Date
Balance (after giving effect to  distributions  to be made on such Optional  Termination  Date),  the Holder of the Class SB  Certificates  shall have the option to exercise such right if it notifies the Master  Servicer of its intent to do so at least  three (3)  Business  Days prior to the date upon  which the  Master  Servicer  is obligated  to give notice to the Trustee  pursuant to Section  9.01(b)  below,  and if no such notice is timely provided,  then the Master  Servicer shall have the option to exercise such right with respect to such Optional
Termination Date.

(b)     The Master  Servicer  shall give the Trustee not less than 40 days'  prior  notice of the  Distribution
Date on which the Master Servicer  anticipates that the final  distribution will be made to  Certificateholders
(whether as a result of the exercise by the Master  Servicer or the Holder of the Class SB  Certificates of its
right to  purchase  the assets of the Trust  Fund or  otherwise).  Notice of any  termination,  specifying  the anticipated Final  Distribution  Date (which shall be a date that would otherwise be a Distribution  Date) upon which the  Certificateholders  may  surrender  their  Certificates  to the  Trustee  for  payment  of the final distribution  and  cancellation,  shall be given promptly by the Master Servicer (if the Master Servicer or the
Holder of the Class SB  Certificates  is exercising its right to purchase the assets of the Trust Fund),  or by the Trustee (in any other case) by letter to  Certificateholders  mailed not earlier  than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

(i)     the anticipated Final  Distribution Date upon which final payment of the Certificates is anticipated to be made upon  presentation and surrender of Certificates at the office or agency of the Trustee therein designated,

(ii)    the amount of any such final payment, if known, and

(iii)   that the Record  Date  otherwise  applicable  to such  Distribution  Date is not  applicable,  and that payment will be made only upon  presentation  and surrender of the Certificates at the office or agency of the Trustee therein specified.

        If the Master Servicer or the Trustee is obligated to give notice to  Certificateholders  as aforesaid,
it  shall  give  such   notice  to  the   Certificate   Registrar   at  the  time  such   notice  is  given  to
Certificateholders.  In the event such  notice is given by the Master  Servicer,  the  Master  Servicer  or the
Holder of the Class SB Certificates  shall deposit in the Custodial Account before the Final  Distribution Date in  immediately  available  funds an  amount  equal to the  purchase  price for the  assets  of the Trust  Fund computed as above  provided.  The Master  Servicer  shall provide to the Trustee  written  notification  of any change to the anticipated Final  Distribution Date as soon as practicable.  If the Trust Fund is not terminated on the anticipated Final  Distribution  Date, for any reason, the Trustee shall promptly mail notice thereof to each affected Certificateholder.

(c)     Upon  presentation  and  surrender  of the Class A  Certificates,  Class M  Certificates,  and Class SB
Certificates by the  Certificateholders  thereof, the Trustee shall distribute to such  Certificateholders  (A)
the amount otherwise  distributable on such Distribution  Date, if not in connection with the Master Servicer's election to repurchase the Mortgage Loans or the  outstanding  Class A Certificates,  Class M Certificates  and
Class SB  Certificates,  or (B) if the Master  Servicer  elected to so  repurchase  the  Mortgage  Loans or the outstanding  Class A  Certificates,  Class M  Certificates  and Class SB  Certificates,  an amount equal to the price paid pursuant to Section 9.01(a) as follows:

(i)     first, payment of any accrued and unpaid Servicing Fees,  unreimbursed advances and Servicing Advances, in each case through the date of such option, to the Master Servicer

(ii)    second,  with respect to the Class A Certificates,  pari passu, the outstanding  Certificate  Principal
        Balance thereof,  plus Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest,

(iii)   third,  with respect to the Class M-1  Certificates,  the  outstanding  Certificate  Principal  Balance thereof,  plus Accrued  Certificate  Interest  thereon for the related  Interest Accrual Period and any previously unpaid Accrued Certificate Interest,

(iv)    fourth,  with respect to the Class M-2  Certificates,  the outstanding  Certificate  Principal  Balance thereof,  plus Accrued  Certificate  Interest  thereon for the related  Interest Accrual Period and any previously unpaid Accrued Certificate Interest,

(v)     fifth,  with respect to the Class M-3  Certificates,  the  outstanding  Certificate  Principal  Balance thereof,  plus Accrued  Certificate  Interest  thereon for the related  Interest Accrual Period and any previously unpaid Accrued Certificate Interest,

(vi)    sixth,  with respect to the Class M-4  Certificates,  the  outstanding  Certificate  Principal  Balance thereof, plus Accrued Certificate Interest,

(vii)   seventh,  with respect to the Class M-5  Certificates,  the outstanding  Certificate  Principal Balance thereof,  plus Accrued  Certificate  Interest  thereon for the related  Interest Accrual Period and any previously unpaid Accrued Certificate Interest,

(viii)  eighth,  with respect to the Class M-6  Certificates,  the outstanding  Certificate  Principal  Balance thereof,  plus Accrued  Certificate  Interest  thereon for the related  Interest Accrual Period and any previously unpaid Accrued Certificate Interest,

(ix)    ninth,  with respect to the Class M-7  Certificates,  the  outstanding  Certificate  Principal  Balance thereof,  plus Accrued  Certificate  Interest  thereon for the related  Interest Accrual Period and any previously unpaid Accrued Certificate Interest,

(x)     tenth,  with respect to the Class M-8  Certificates,  the  outstanding  Certificate  Principal  Balance thereof,  plus Accrued  Certificate  Interest  thereon for the related  Interest Accrual Period and any previously unpaid Accrued Certificate Interest,

(xi)    eleventh,  with respect to the Class M-9 Certificates,  the outstanding  Certificate  Principal Balance thereof,  plus Accrued  Certificate  Interest  thereon for the related  Interest Accrual Period and any previously unpaid Accrued Certificate Interest,

(xii)   twelfth,  with respect to the Class M-10 Certificates,  the outstanding  Certificate  Principal Balance thereof,  plus Accrued  Certificate  Interest  thereon for the related  Interest Accrual Period and any previously unpaid Accrued Certificate Interest,

(xiii)  thirteenth,  to the  Class A  Certificates  and Class M  Certificates,  the  amount  of any  Prepayment
        Interest  Shortfalls  allocated  thereto  for such  Distribution  Date or  remaining  unpaid from prior
        Distribution  Dates and accrued  interest  thereon at the applicable  Pass-Through  Rate, on a pro rata basis  based  on  Prepayment  Interest  Shortfalls  allocated  thereto  for such  Distribution  Date or remaining unpaid from prior Distribution Dates,

(xiv)   fourteenth,  to the Swap Counterparty  (without duplication of amounts payable to the Swap Counterparty on such  date in  accordance  with  Section  4.02) any Swap  Termination  Payment  payable  to the Swap
        Counterparty  then  remaining  unpaid or which is due to the exercise of any early  termination  of the
        Trust Fund pursuant to this Section 9.01, and

(xv)    fifteenth, to the Class SB Certificates.

(d)     In the event that any  Certificateholders  shall not surrender their Certificates for final payment and cancellation  on or before the Final  Distribution  Date, the Trustee shall on such date cause all funds in the
Certificate Account not distributed in final distribution to  Certificateholders  to be withdrawn therefrom and credited to the remaining  Certificateholders  by depositing  such funds in a separate  escrow  account for the benefit of such  Certificateholders,  and the Master  Servicer  (if the  Master  Servicer  or the Holder of the
Class SB Certificates  exercised its right to purchase the Mortgage Loans),  or the Trustee (in any other case)
shall give a second written notice to the remaining  Certificateholders  to surrender  their  Certificates  for cancellation and receive the final  distribution  with respect  thereto.  If within six months after the second notice any Certificate  shall not have been  surrendered for  cancellation,  the Trustee shall take appropriate steps as directed by the Master Servicer to contact the remaining  Certificateholders  concerning  surrender of
their   Certificates.   The  costs  and  expenses  of   maintaining   the  Escrow  Account  and  of  contacting
Certificateholders  shall be paid out of the assets which remain in the Escrow  Account.  If within nine months after the second notice any Certificates  shall not have been surrendered for  cancellation,  the Trustee shall pay to the Master  Servicer all amounts  distributable  to the holders  thereof and the Master  Servicer  shall thereafter hold such amounts until  distributed to such holders.  No interest shall accrue or be payable to any
Certificateholder  on any amount  held in the Escrow  Account  or by the  Master  Servicer  as a result of such
Certificateholder's  failure to surrender its  Certificate(s) for final payment thereof in accordance with this
Section 9.01 and the Certificateholders shall look only to the Master Servicer for such payment.

(e)     All rights of the Master  Servicer or the Holder of the Class SB Certificates to purchase the assets of the Trust  Fund,  or to  purchase  specified  classes  of  Certificates,  as set forth in Section  9.01(a)  are referred to in this  Agreement as the "Call Rights".  Notwithstanding  any other  provision of this  Agreement, the Master Servicer or the Holder of the Class SB Certificates shall have the right to sell,  transfer,  pledge or otherwise  assign the Call Rights at any time to any Person.  Upon written notice by the Master  Servicer or the Holder of the Class SB  Certificates  to the Trustee and the Master  Servicer of any such assignment of the
Call  Rights to any  assignee,  the  Trustee and the Master  Servicer  shall be  obligated  to  recognize  such assignee as the holder of the Call Rights.  Such entity,  if not the Master Servicer or the Holder of the Class
SB Certificates or an affiliate,  shall be deemed to represent,  at the time of such sale, transfer,  pledge or other  assignment,  that one of the following will be, and at the time the Call Right is exercised is, true and correct:  (i) the exercise of such Call Right shall not result in a  non-exempt  prohibited  transaction  under section 406 of ERISA or section  4975 of the Code  (including  by reason of U.S.  Department  of Labor  ("DOL")
Prohibited  Transaction Class Exemption  ("PTCE") 75-1 (Part I), 84-14,  90-1,  91-38,  95-60 or 96-23 or other applicable  exemption)  or (ii) such entity is (A) not a party in interest  under  section  3(14) of ERISA or a disqualified  person under section  4975(e)(2) of the Code with respect to any employee benefit plan subject to section 3(3) of ERISA or any plan  subject to section 4975 of the Code (other than an employee  benefit plan or plan sponsored or maintained by the entity,  provided that no assets of such employee  benefit plan or plan are invested or deemed to be invested in the  Certificates)  and (B) not a "benefit plan  investor" as described in
DOL  regulation  section  2510.3-101(f)(2).  If any such  assignee of the Call Right is unable to exercise such
Call Right by reason of the preceding sentence,  then the Call Right shall revert to the immediately  preceding assignor of such Call Right subject to the rights of any secured party therein.

Section 9.02.  Additional Termination Requirements.

(a)     Each of REMIC I and REMIC II as the case may be, shall be terminated  in accordance  with the following additional  requirements,  unless the  Trustee  and the Master  Servicer  have  received  an Opinion of Counsel
(which  Opinion of Counsel  shall not be an expense of the Trustee) to the effect that the failure of any REMIC created  hereunder,  as the case may be, to comply  with the  requirements  of this  Section  9.02 will not (i)
result in the  imposition  on the Trust Fund of taxes on  "prohibited  transactions,"  as  described in Section
860F of the Code,  or (ii)  cause any REMIC  created  hereunder  to fail to qualify as a REMIC at any time that any Certificate is outstanding:

(i)     The Master Servicer shall establish a 90-day  liquidation  period for each of REMIC I and REMIC II, and specify  the first day of such  period in a statement  attached  to the Trust  Fund's  final Tax Return pursuant to Treasury  regulations  Section 1.860F-1.  The Master Servicer also shall satisfy all of the requirements  of a qualified  liquidation  for each of REMIC I and REMIC II under  Section  860F of the
        Code and the regulations thereunder;

(ii)    The Master  Servicer shall notify the Trustee at the  commencement  of such 90-day  liquidation  period and, at or prior to the time of making of the final  payment on the  Certificates,  the  Trustee  shall sell or  otherwise  dispose of all of the  remaining  assets of the Trust Fund in  accordance  with the terms hereof; and

(iii)   If the Master  Servicer is  exercising  its right to purchase the assets of the Trust Fund,  the Master
        Servicer shall,  during the 90-day  liquidation  period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash.

(b)     Each Holder of a  Certificate  and the Trustee  hereby  irrevocably  approves  and  appoints the Master
Servicer as its  attorney-in-fact  to adopt a plan of complete  liquidation for each of REMIC I and REMIC II at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

ARTICLE X
                                               REMIC PROVISIONS

Section 10.01. REMIC Administration.

(a)     The REMIC  Administrator  shall make an election to treat each of REMIC I and REMIC II as a REMIC under the Code and, if  necessary,  under  applicable  state law.  Such  election  will be made on Form 1066 or other appropriate  federal tax or information  return  (including Form 8811) or any appropriate  state return for the taxable  year ending on the last day of the calendar  year in which the  Certificates  are issued.  The REMIC I
Regular  Interests  shall be  designated as the "regular  interests"  and the Class R-I  Certificates  shall be designated  as the sole  class of  "residual  interests"  in REMIC I. The REMIC II Regular  Interests  shall be designated as the "regular  interests"  and the Class R-II  Certificates  shall be designated as the sole class of "residual  interests" in REMIC II. The REMIC  Administrator and the Trustee shall not permit the creation of any  "interests"  (within the meaning of Section 860G of the Code) in REMIC I and REMIC II other than the REMIC
I Regular Interests, the REMIC II Regular Interests and the Certificates.

(b)     The Closing  Date is hereby  designated  as the  "startup  day" of each of REMIC  within the meaning of
Section 860G(a)(9) of the Code.

(c)     The REMIC  Administrator shall hold a Class R Certificate in each REMIC representing a 0.01% Percentage
Interest of the Class R  Certificates  in each REMIC and shall be designated  as the "tax matters  person" with respect to each of REMIC I and REMIC II in the manner provided under Treasury  regulations  section 1.860F-4(d)
and Treasury regulations section  301.6231(a)(7)-1.  The REMIC Administrator,  as tax matters person, shall (i)
act on behalf of each of REMIC I and REMIC II in  relation  to any tax  matter  or  controversy  involving  the
Trust Fund and (ii)  represent  the Trust Fund in any  administrative  or  judicial  proceeding  relating to an examination or audit by any governmental taxing authority with respect thereto.  The legal expenses,  including without  limitation  attorneys'  or  accountants'  fees,  and costs of any such  proceeding  and any  liability resulting  therefrom  shall be  expenses  of the Trust Fund and the REMIC  Administrator  shall be  entitled to reimbursement  therefor out of amounts  attributable to the Mortgage Loans on deposit in the Custodial  Account as  provided  by  Section  3.10  unless  such  legal  expenses  and costs are  incurred  by reason of the REMIC
Administrator's  willful  misfeasance,  bad faith or gross negligence.  If the REMIC Administrator is no longer the  Master  Servicer  hereunder,  at its  option  the REMIC  Administrator  may  continue  its duties as REMIC
Administrator  and shall be paid reasonable  compensation not to exceed $3,000 per year by any successor Master
Servicer hereunder for so acting as the REMIC Administrator.

(d)     The  REMIC  Administrator  shall  prepare  or  cause  to be  prepared  all of the Tax  Returns  that it determines are required with respect to the REMICs  created  hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee  shall sign and file such Tax Returns in a timely  manner.  The  expenses of  preparing  such  returns  shall be borne by the REMIC  Administrator  without  any  right of  reimbursement therefor.  The REMIC  Administrator  agrees to indemnify  and hold harmless the Trustee with respect to any tax or liability  arising from the Trustee's  signing of Tax Returns that contain errors or omissions.  The Trustee and  Master  Servicer  shall  promptly  provide  the REMIC  Administrator  with such  information  as the REMIC
Administrator  may from time to time  request for the purpose of enabling  the REMIC  Administrator  to prepare
Tax Returns.

(e)     The REMIC  Administrator  shall provide (i) to any Transferor of a Class R Certificate such information as is  necessary  for the  application  of any tax  relating to the  transfer of a Class R  Certificate  to any
Person  who is  not a  Permitted  Transferee,  (ii)  to the  Trustee  and  the  Trustee  shall  forward  to the
Certificateholders  such information or reports as are required by the Code or the REMIC  Provisions  including reports  relating to interest,  original  issue  discount,  if any, and market  discount or premium  (using the
Prepayment  Assumption)  and (iii) to the  Internal  Revenue  Service the name,  title,  address and  telephone number of the person who will serve as the representative of each REMIC created hereunder.

(f)     The Master  Servicer  and the REMIC  Administrator  shall take such  actions and shall cause each REMIC created  hereunder  to  take  such  actions  as are  reasonably  within  the  Master  Servicer's  or the  REMIC
Administrator's  control and the scope of its duties more  specifically  set forth herein as shall be necessary or  desirable  to maintain  the status  thereof as a REMIC under the REMIC  Provisions  (and the Trustee  shall assist the Master  Servicer  and the REMIC  Administrator,  to the extent  reasonably  requested  by the Master
Servicer and the REMIC  Administrator  to do so). In  performing  their duties as more  specifically  set forth herein, the Master Servicer and the REMIC  Administrator  shall not knowingly or intentionally take any action, cause the Trust Fund to take any  action or fail to take (or fail to cause to be taken)  any action  reasonably within their respective  control and the scope of duties more  specifically  set forth herein,  that, under the
REMIC  Provisions,  if taken or not  taken,  as the case may be,  could (i)  endanger  the  status of any REMIC created  hereunder  as a REMIC or (ii)  result  in the  imposition  of a tax upon any REMIC  created  hereunder
(including but not limited to the tax on prohibited  transactions as defined in Section  860F(a)(2) of the Code
(except as provided in Section 2.04) and the tax on  contributions  to a REMIC set forth in Section  860G(d) of the Code)  (either such event,  in the absence of an Opinion of Counsel or the  indemnification  referred to in this  sentence,  an  "Adverse  REMIC  Event")  unless  the  Master  Servicer  or the  REMIC  Administrator,  as
applicable,  has  received an Opinion of Counsel  (at the expense of the party  seeking to take such action or, if such party fails to pay such expense,  and the Master  Servicer or the REMIC  Administrator,  as applicable, determines  that taking such action is in the best  interest of the Trust Fund and the  Certificateholders,  at the expense of the Trust Fund, but in no event at the expense of the Master Servicer,  the REMIC  Administrator or the  Trustee) to the effect that the  contemplated  action will not,  with respect to the Trust Fund created hereunder,  endanger  such  status or,  unless the  Master  Servicer  or the REMIC  Administrator  or both,  as applicable,  determine in its or their sole  discretion to indemnify  the Trust Fund against the  imposition of such a tax,  result in the imposition of such a tax.  Wherever in this Agreement a contemplated  action may not be taken  because the timing of such action might result in the  imposition  of a tax on the Trust Fund, or may only be taken  pursuant  to an Opinion of Counsel  that such  action  would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity  given in the preceding  sentence with respect to any taxes that might be  imposed  on the Trust Fund has been given and that all other  preconditions  to the taking of such action have been  satisfied.  The Trustee shall not take or fail to take any action  (whether or not  authorized  hereunder) as to which the Master  Servicer or the REMIC  Administrator,  as  applicable,  has advised it in writing  that it has  received  an Opinion of Counsel to the effect  that an Adverse  REMIC Event could  occur with  respect to such action or  inaction,  as the case may be. In  addition,  prior to taking any action  with  respect to the Trust Fund or its assets,  or causing the Trust Fund to take any action,  which is not expressly  permitted under the terms of this Agreement,  the Trustee shall consult with the Master Servicer or the REMIC Administrator,  as applicable,  or its designee,  in writing,  with respect to whether such action could cause an Adverse  REMIC Event to occur with respect to the Trust Fund and the Trustee  shall not take any such  action or cause the Trust  Fund to take any such  action  as to which the  Master  Servicer  or the REMIC
Administrator,  as  applicable,  has advised it in writing that an Adverse REMIC Event could occur.  The Master
Servicer or the REMIC Administrator,  as applicable,  may consult with counsel to make such written advice, and the cost of same  shall be borne by the party  seeking  to take the  action  not  expressly  permitted  by this
Agreement,  but in no event at the expense of the Master Servicer or the REMIC  Administrator.  At all times as may be required  by the Code,  the Master  Servicer  or the REMIC  Administrator,  as  applicable,  will to the extent  within  its  control  and the  scope  of its  duties  more  specifically  set  forth  herein,  maintain substantially all of the assets of the REMIC as "qualified  mortgages" as defined in Section  860G(a)(3) of the
Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

(g)     In the event that any tax is imposed on  "prohibited  transactions"  of any REMIC created  hereunder as defined in Section  860F(a)(2) of the Code, on "net income from  foreclosure  property" of any REMIC as defined in Section 860G(c) of the Code, on any  contributions to any REMIC after the Startup Date therefor  pursuant to
Section  860G(d) of the Code,  or any other tax imposed by the Code or any  applicable  provisions  of state or local tax laws,  such tax shall be  charged  (i) to the Master  Servicer,  if such tax arises out of or results from a breach by the  Master  Servicer  in its role as Master  Servicer  or REMIC  Administrator  of any of its
obligations  under this  Agreement or the Master  Servicer has in its sole  discretion  determined to indemnify the Trust Fund  against such tax,  (ii) to the  Trustee,  if such tax arises out of or results from a breach by the Trustee of any of its obligations  under this Article X, or (iii)  otherwise  against amounts on deposit in
the  Custodial  Account  as  provided  by  Section  3.10  and  on  the  Distribution   Date(s)  following  such
reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued  Certificate  Interest on each  Class  entitled  thereto  in the same  manner  as if such  taxes  constituted  a  Prepayment  Interest
Shortfall.

(h)     The Trustee and the Master Servicer shall, for federal income tax purposes,  maintain books and records with respect to each REMIC on a calendar  year and on an accrual  basis or as otherwise  may be required by the
REMIC Provisions.

(i)     Following the Startup Date,  neither the Master Servicer nor the Trustee shall accept any contributions of assets to any REMIC unless  (subject to Section  10.01(f))  the Master  Servicer and the Trustee  shall have received an Opinion of Counsel (at the expense of the party  seeking to make such  contribution)  to the effect that the  inclusion of such assets in any REMIC will not cause any REMIC  created  hereunder to fail to qualify as a REMIC at any time that any  Certificates  are  outstanding  or subject any such REMIC to any tax under the
REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

(j)     Neither  the Master  Servicer  nor the  Trustee  shall  (subject  to Section  10.01(f))  enter into any arrangement  by which any REMIC created  hereunder  will receive a fee or other  compensation  for services nor permit any REMIC  created  hereunder  to receive any income from assets  other than  "qualified  mortgages"  as defined in Section  860G(a)(3) of the Code or "permitted  investments" as defined in Section  860G(a)(5) of the
Code.

(k)     Solely for the  purposes  of Section  1.860G-1(a)(4)(iii)  of the  Treasury  Regulations,  the  "latest possible  maturity  date" by which the  principal  balance of each  regular  interest  in each  REMIC  would be reduced to zero is March 25, 2036,  which is the  Distribution  Date in the month  following the last scheduled payment on any Mortgage Loan.

(l)     Within  30 days  after the  Closing  Date,  the REMIC  Administrator  shall  prepare  and file with the
Internal Revenue Service Form 8811,  "Information  Return for Real Estate Mortgage  Investment Conduits (REMIC)
and Issuers of Collateralized Debt Obligations" for the Trust Fund.

(m)     Neither  the Trustee  nor the Master  Servicer  shall  sell,  dispose of or  substitute  for any of the
Mortgage  Loans (except in  connection  with (i) the default,  imminent  default or  foreclosure  of a Mortgage
Loan,  including  but not limited to, the  acquisition  or sale of a Mortgaged  Property  acquired by any REMIC pursuant to Article IX of this  Agreement  or (ii) a purchase of Mortgage  Loans  pursuant to Article II or III of this  Agreement) or acquire any assets for any REMIC or sell or dispose of any  investments in the Custodial
Account or the Certificate  Account for gain, or accept any  contributions  to any REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale,  disposition,  substitution  or  acquisition  will not (a)  affect  adversely  the  status of any REMIC  created  hereunder  as a REMIC or (b)  unless  the Master
Servicer has  determined in its sole  discretion to indemnify the Trust Fund against such tax,  cause any REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

Section 10.02. Master Servicer, REMIC Administrator and Trustee Indemnification.

(a)     The Trustee agrees to indemnify the Trust Fund, the Depositor,  the REMIC  Administrator and the Master
Servicer for any taxes and costs including,  without limitation,  any reasonable  attorneys' fees imposed on or incurred by the Trust Fund,  the  Depositor or the Master  Servicer,  as a result of a breach of the  Trustee's covenants set forth in Article VIII or this Article X. In the event that  Residential  Funding is no longer the
Master Servicer,  the Trustee shall indemnify  Residential  Funding for any taxes and costs including,  without limitation,  any  reasonable  attorneys'  fees imposed on or incurred by  Residential  Funding as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

(b)     The REMIC Administrator agrees to indemnify the Trust Fund, the Depositor,  the Master Servicer and the
Trustee for any taxes and costs (including,  without limitation,  any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Depositor,  the Master Servicer or the Trustee,  as a result of a breach of the
REMIC  Administrator's  covenants  set  forth in this  Article  X with  respect  to  compliance  with the REMIC
Provisions,  including without  limitation,  any penalties arising from the Trustee's  execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions;  provided,  however,  that such liability will not be imposed to the extent such breach is a result of an error or  omission in  information  provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

(c)     The Master Servicer agrees to indemnify the Trust Fund, the Depositor,  the REMIC Administrator and the
Trustee for any taxes and costs (including,  without limitation,  any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Depositor,  the REMIC  Administrator or the Trustee, as a result of a breach of the Master  Servicer's  covenants set forth in this Article X or in Article III with respect to compliance with the REMIC Provisions,  including without limitation,  any penalties arising from the Trustee's execution of Tax
Returns prepared by the Master Servicer that contain errors or omissions.

ARTICLE XI
                                           MISCELLANEOUS PROVISIONS

Section 11.01. Amendment.

(a)     This  Agreement  or any  Custodial  Agreement  may be amended from time to time by the  Depositor,  the
Master  Servicer and the Trustee,  without the consent of any of the  Certificateholders  (but with the consent of the Swap  Counterparty  if such amendment is with respect to Section 4.09,  Section  4.02(c)(xxi) or Section
11.10):

(i)     to cure any ambiguity,

(ii)    to correct or supplement any provisions  herein or therein,  which may be  inconsistent  with any other provisions herein or therein or to correct any error,

(iii)   to modify,  eliminate or add to any of its provisions to such extent as shall be necessary or desirable to  maintain  the  qualification  of any  REMIC  created  hereunder  as a REMIC at all  times  that any
        Certificate  is  outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust
        Fund pursuant to the Code that would be a claim  against the Trust Fund,  provided that the Trustee has received  an Opinion  of  Counsel to the effect  that (A) such  action is  necessary  or  desirable  to maintain such  qualification or to avoid or minimize the risk of the imposition of any such tax and (B)
        such action will not adversely affect in any material respect the interests of any Certificateholder,

(iv)    to change the timing and/or nature of deposits into the Custodial  Account or the  Certificate  Account or to change the name in which the Custodial  Account is maintained,  provided that (A) the Certificate
        Account  Deposit Date shall in no event be later than the related  Distribution  Date,  (B) such change shall not,  as  evidenced  by an Opinion of  Counsel,  adversely  affect in any  material  respect  the interests  of any  Certificateholder  and (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the then-current  rating assigned to such Certificates,  as evidenced by a letter from each Rating Agency to such effect,

(v)     to modify,  eliminate  or add to the  provisions  of  Section  5.02(f)  or any other  provision  hereof restricting  transfer of the Class R Certificates by virtue of their being the "residual  interests" in the Trust Fund  provided  that (A) such change shall not result in reduction of the rating  assigned to any such Class of  Certificates  below the lower of the  then-current  rating or the rating assigned to such  Certificates  as of the Closing  Date,  as evidenced by a letter from each Rating  Agency to such effect,  and (B) such change  shall not, as  evidenced  by an Opinion of Counsel (at the expense of the party  seeking  so to modify,  eliminate  or add such  provisions),  cause the Trust Fund or any of the
        Certificateholders  (other than the  transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee, or

(vi)    to make any other provisions with respect to matters or questions  arising under this Agreement or such
        Custodial  Agreement which shall not be materially  inconsistent with the provisions of this Agreement, provided  that such action shall not, as evidenced  by an Opinion of Counsel,  adversely  affect in any material respect the interests of any Certificateholder.

(b)     This Agreement or any Custodial  Agreement may also be amended from time to time by the Depositor,  the
Master Servicer,  the Trustee and the Holders of Certificates  evidencing in the aggregate not less than 66% of the Percentage  Interests of each Class of Certificates with a Certificate  Principal Balance greater than zero affected  thereby and, if such  amendment  is with respect to Section  4.09,  Section  4.02(c)(xxi)  or Section
11.10,  with the consent of the Swap  Counterparty,  for the purpose of adding any provisions to or changing in any manner or eliminating  any of the provisions of this Agreement or such Custodial  Agreement or of modifying in any  manner the rights of the  Holders  of  Certificates  of such  Class;  provided,  however,  that no such amendment shall:

(i)     reduce in any  manner  the  amount  of, or delay the  timing  of,  payments  which are  required  to be distributed on any Certificate without the consent of the Holder of such Certificate,

(ii)    adversely  affect in any material respect the interest of the Holders of Certificates of any Class in a manner other than as described in clause (i) hereof without the consent of Holders of  Certificates  of such Class evidencing, as to such Class, Percentage Interests aggregating not less than 66%, or

(iii)   reduce the  aforesaid  percentage  of  Certificates  of any Class the Holders of which are  required to consent to any such amendment,  in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

(c)     Notwithstanding  any  contrary  provision  of this  Agreement,  the  Trustee  shall not  consent to any amendment to this  Agreement  unless it shall have first  received an Opinion of Counsel (at the expense of the party seeking such  amendment)  to the effect that such  amendment is permitted  under this  Agreement and that such  amendment or the exercise of any power  granted to the Master  Servicer,  the Depositor or the Trustee in
accordance  with such  amendment  will not result in the imposition of a federal tax on the Trust Fund or cause any REMIC  created  hereunder to fail to qualify as a REMIC at any time that any  Certificate  is  outstanding.
The Trustee may but shall not be  obligated to enter into any  amendment  pursuant to this Section that affects its rights,  duties and immunities and this Agreement or otherwise;  provided  however,  such consent shall not be unreasonably withheld.

(d)     Promptly after the execution of any such amendment the Trustee shall furnish  written  notification  of the  substance  of such  amendment  to each  Certificateholder.  It shall not be  necessary  for the consent of
Certificateholders  under this Section 11.01 to approve the particular form of any proposed  amendment,  but it shall be  sufficient  if such  consent  shall  approve the  substance  thereof.  The manner of  obtaining  such consents and of evidencing the  authorization of the execution thereof by  Certificateholders  shall be subject to such reasonable regulations as the Trustee may prescribe.

(e)     The Depositor shall have the option,  in its sole discretion,  to obtain and deliver to the Trustee any corporate  guaranty,  payment  obligation,  irrevocable  letter of credit,  surety  bond,  insurance  policy or similar  instrument or a reserve fund, or any  combination of the foregoing,  for the purpose of protecting the
Holders  of the  Class R  Certificates  against  any or all  Realized  Losses  or  other  shortfalls.  Any such instrument  or fund shall be held by the Trustee for the benefit of the Class R  Certificateholders,  but shall not be and shall not be deemed to be under any  circumstances  included  in any REMIC.  To the extent  that any such  instrument or fund  constitutes a reserve fund for federal  income tax purposes,  (i) any reserve fund so established  shall be an outside reserve fund and not an asset of such REMIC,  (ii) any such reserve fund shall be owned by the  Depositor,  and (iii)  amounts  transferred  by such REMIC to any such  reserve  fund shall be treated as amounts  distributed  by such REMIC to the  Depositor  or any  successor,  all within the meaning of
Treasury  regulations  Section  1.860G-2(h).  In connection  with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified,  added to, deleted or otherwise  amended in any manner that is related or incidental to such instrument or fund or the establishment or administration  thereof,  such amendment to be made by written  instrument  executed or consented to by the Depositor and such related insurer but  without  the  consent of any  Certificateholder  and  without  the  consent of the Master  Servicer or the
Trustee being  required  unless any such  amendment  would impose any  additional  obligation  on, or otherwise adversely affect the interests of the  Certificateholders,  the Master Servicer or the Trustee,  as applicable;
provided  that the  Depositor  obtains  an  Opinion of  Counsel  (which  need not be an opinion of  Independent counsel)  to the effect that any such  amendment  will not cause (a) any federal tax to be imposed on the Trust
Fund,  including  without  limitation,  any federal  tax imposed on  "prohibited  transactions"  under  Section
860F(a)(1) of the Code or on  "contributions  after the startup date" under Section  860G(d)(1) of the Code and
(b) any  REMIC  created  hereunder  to  fail to  qualify  as a  REMIC  at any  time  that  any  Certificate  is outstanding.  In the  event  that the  Depositor  elects  to  provide  such  coverage  in the form of a limited guaranty  provided by General  Motors  Acceptance  Corporation,  the  Depositor may elect that the text of such amendment to this  Agreement  shall be  substantially  in the form attached  hereto as Exhibit L (in which case
Residential  Funding's  Subordinate  Certificate  Loss  Obligation  as  described  in  such  exhibit  shall  be established  by  Residential  Funding's  consent to such  amendment)  and that the  limited  guaranty  shall be executed  in the form  attached  hereto as  Exhibit  M, with such  changes  as the  Depositor  shall deem to be appropriate;  it being  understood  that the Trustee has  reviewed  and  approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

Section 11.02. Recordation of Agreement; Counterparts.

(a)     To the extent  permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property  records in all the counties or other  comparable  jurisdictions  in which any or all of the properties  subject to the Mortgages are situated,  and in any other appropriate public recording office or elsewhere,  such  recordation  to be effected by the Master  Servicer and at its expense on direction by the Trustee  (pursuant to the request of the Holders of Certificates  entitled to at least 25% of the Voting
Rights),  but only upon  direction  accompanied  by an Opinion of Counsel to the effect  that such  recordation materially and beneficially affects the interests of the Certificateholders.

(b)     For the purpose of  facilitating  the  recordation of this  Agreement as herein  provided and for other purposes,  this  Agreement  may be  executed  simultaneously  in any  number  of  counterparts,  each of  which counterparts  shall be deemed to be an original,  and such  counterparts  shall constitute but one and the same instrument.

Section 11.03. Limitation on Rights of Certificateholders.

(a)     The death or incapacity of any  Certificateholder  shall not operate to terminate this Agreement or the
Trust Fund, nor entitle such  Certificateholder's  legal  representatives or heirs to claim an accounting or to take any action or  proceeding  in any court for a  partition  or winding up of the Trust Fund,  nor  otherwise affect the rights, obligations and liabilities of any of the parties hereto.

(b)     No  Certificateholder  shall have any right to vote  (except as  expressly  provided  herein) or in any manner  otherwise  control the operation and  management of the Trust Fund, or the  obligations  of the parties hereto,  nor shall anything  herein set forth, or contained in the terms of the  Certificates,  be construed so as to constitute the Certificateholders  from time to time as partners or members of an association;  nor shall any  Certificateholder  be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

(c)     No  Certificateholder  shall have any right by virtue of any  provision of this  Agreement to institute any suit,  action or  proceeding  in equity or at law upon or under or with respect to this  Agreement,  unless such  Holder  previously  shall have given to the Trustee a written  notice of default  and of the  continuance thereof, as hereinbefore  provided,  and unless also the Holders of Certificates of any Class evidencing in the aggregate  not less than 25% of the  related  Percentage  Interests  of such  Class,  shall  have made  written request upon the Trustee to institute  such action,  suit or  proceeding  in its own name as Trustee  hereunder and shall have offered to the Trustee such reasonable  indemnity as it may require against the costs,  expenses and  liabilities  to be  incurred  therein or  thereby,  and the  Trustee for 60 days after its receipt of such notice,  request and offer of indemnity,  shall have neglected or refused to institute any such action, suit or proceeding it being  understood and intended,  and being expressly  covenanted by each  Certificateholder  with every other  Certificateholder  and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner  whatever  by virtue of any  provision  of this  Agreement  to affect,  disturb or prejudice the rights of the Holders of any other of such  Certificates  of such Class or any other Class, or to obtain or seek to obtain  priority over or  preference to any other such Holder,  or to enforce any right under this Agreement,  except in the manner herein provided and for the common benefit of  Certificateholders of such
Class or all  Classes,  as the case may be.  For the  protection  and  enforcement  of the  provisions  of this
Section  11.03,  each and every  Certificateholder  and the Trustee  shall be entitled to such relief as can be given either at law or in equity.

Section 11.04. Governing Law.

        This agreement and the  Certificates  shall be governed by and construed in accordance with the laws of the State of New York and the  obligations,  rights and remedies of the parties  hereunder  shall be determined in accordance with such laws,  without regard to the conflict of laws principles  thereof,  other than Sections
5-1401 and 5-1402 of the New York General Obligations Law.

Section 11.05. Notices.

        All demands and  notices  hereunder  shall be in writing and shall be deemed to have been duly given if personally  delivered  at or mailed by  registered  mail,  postage  prepaid  (except for notices to the Trustee which shall be deemed to have been duly given only when  received),  to (a) in the case of the Depositor,  8400
Normandale Lake Boulevard,  Suite 250,  Minneapolis,  Minnesota 55437,  Attention:  President  (RAMP),  or such other  address  as may  hereafter  be  furnished  to the  Master  Servicer  and the  Trustee  in writing by the
Depositor;  (b) in the case of the Master Servicer, 2255 North Ontario Street, Burbank,  California 91504-3120,
Attention:  Bond  Administration  or such other address as may be hereafter  furnished to the Depositor and the
Trustee  by the  Master  Servicer  in  writing;  (c) in the case of the  Trustee,  U.S.  Bank  Corporate  Trust
Services,  60 Livingston Avenue,  EP-MN-WS3D,  St. Paul, Minnesota 55107-2292,  Attn:  Structured  Finance/RAMP
2006-NC3 or such other  address as may  hereafter  be  furnished to the  Depositor  and the Master  Servicer in writing by the Trustee;  (d) in the case of Moody's,  99 Church Street,  New York,  New York 10007,  Attention:
ABS Monitoring  Department or such other address as may be hereafter  furnished to the  Depositor,  the Trustee and the Master  Servicer by Moody's and (e) in the case of Standard & Poor's,  55 Water Street,  New York,  New
York  10041  Attention;   Mortgage  Surveillance.   Any  notice  required  or  permitted  to  be  mailed  to  a
Certificateholder  shall be given by first class mail, postage prepaid,  at the address of such holder as shown in the  Certificate  Register.  Any notice so mailed  within the time  prescribed  in this  Agreement  shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

Section 11.06. Notices to Rating Agencies.

        The Depositor,  the Master Servicer or the Trustee, as applicable,  (a) shall notify each Rating Agency at such time as it is otherwise  required  pursuant to this  Agreement to give notice of the occurrence of, any of the events  described  in clause (a),  (b),  (c),  (d),  (g),  (h),  (i) or (j) below,  (b) shall notify the
Subservicer  at such  time as it is  otherwise  required  pursuant  to this  Agreement  to give  notice  of the occurrence of any of the events  described in clause (a), (b),  (c)(1),  (g)(1) or (i) below,  or (c) provide a copy to each Rating  Agency at such time as otherwise  required to be delivered  pursuant to this  Agreement of any of the statements described in clauses (e) and (f) below:

(a)     a material change or amendment to this Agreement,

(b)     the occurrence of an Event of Default,

(c)     (1)  the  termination  or  appointment  of a  successor  Master  Servicer  or (2)  the  termination  or appointment of a successor Trustee or a change in the majority ownership of the Trustee,

(d)     the filing of any claim under the Master Servicer's  blanket fidelity bond and the errors and omissions insurance  policy  required by Section 3.12 or the  cancellation or modification of coverage under 152 any such instrument,

(e)     the  statement  required  to be  delivered  to the  Holders of each Class of  Certificates  pursuant to
Section 4.03,

(f)     the statements required to be delivered pursuant to Sections 3.18 and 3.19,

(g)     (1) a  change  in the  location  of the  Custodial  Account  or (2) a  change  in the  location  of the
Certificate Account,

(h)     the  occurrence  of any  monthly  cash flow  shortfall  to the  Holders  of any  Class of  Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

(i)     the occurrence of the Final Distribution Date and

(j)     the repurchase of or substitution for any Mortgage Loan,

provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g)
or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the
Subservicer of any such event known to the Master Servicer.
Section 11.07. Severability of Provisions.

        If any one or more of the covenants,  agreements,  provisions or terms of this  Agreement  shall be for any reason  whatsoever  held  invalid,  then such  covenants,  agreements,  provisions or terms shall be deemed severable from the remaining covenants,  agreements,  provisions or terms of this Agreement and shall in no way affect the validity or  enforceability  of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.08. Supplemental Provisions for Resecuritization.

(a)     This  Agreement  may be  supplemented  by  means  of the  addition  of a  separate  Article  hereto  (a
"Supplemental  Article") for the purpose of resecuritizing any of the Certificates issued hereunder,  under the following  circumstances.  With  respect to any Class or  Classes  of  Certificates  issued  hereunder,  or any portion of any such Class,  as to which the  Depositor or any of its  Affiliates  (or any designee  thereof) is the  registered  Holder (the  "Resecuritized  Certificates"),  the  Depositor  may deposit  such  Resecuritized
Certificates into a new REMIC,  grantor trust or custodial  arrangement (a "Restructuring  Vehicle") to be held by the Trustee pursuant to a Supplemental  Article.  The instrument adopting such Supplemental Article shall be executed by the Depositor,  the Master  Servicer and the Trustee;  provided,  that neither the Master  Servicer nor the Trustee shall  withhold their consent  thereto if their  respective  interests  would not be materially adversely affected thereby.  To the extent that the terms of the Supplemental  Article do not in any way affect any provisions of this Agreement as to any of the  Certificates  initially  issued  hereunder,  the adoption of the  Supplemental  Article shall not constitute an "amendment" of this  Agreement.  Each  Supplemental  Article shall set forth all  necessary  provisions  relating to the holding of the  Resecuritized  Certificates  by the
Trustee,  the  establishment of the Restructuring  Vehicle,  the issuing of various classes of new certificates by the Restructuring  Vehicle and the distributions to be made thereon,  and any other provisions  necessary to the purposes  thereof.  In  connection  with each  Supplemental  Article,  the  Depositor  shall deliver to the
Trustee  an  Opinion of Counsel to the  effect  that (i) the  Restructuring  Vehicle  will  qualify as a REMIC, grantor  trust or other  entity not subject to taxation  for federal  income tax purposes and (ii) the adoption of the  Supplemental  Article will not endanger the status of any REMIC created  hereunder as a REMIC or result in the  imposition  of a tax  upon  the  Trust  Fund  (including  but  not  limited  to the  tax on  prohibited transaction as defined in Section  860F(a)(2) of the Code and the tax on  contributions to a REMIC as set forth in Section 860G(d) of the Code.

Section 11.09. [Reserved].

Section 11.10. Third Party Beneficiaries.

        The Swap Counterparty is an express  third-party  beneficiary of the Agreement and shall have the right to enforce the provisions of this Agreement.

ARTICLE XII
                                         COMPLIANCE WITH REGULATION AB

Section 12.01. Intent of the Parties; Reasonableness.

        The  Depositor,  the Trustee  and the Master  Servicer  acknowledge  and agree that the purpose of this
Article XII is to  facilitate  compliance  by the  Depositor  with the  provisions of Regulation AB and related rules and  regulations of the  Commission.  The Depositor  shall not exercise its right to request  delivery of information or other  performance  under these  provisions other than in good faith, or for purposes other than compliance  with the Securities  Act, the Exchange Act and the rules and  regulations  of the Commission  under the  Securities  Act and the  Exchange  Act.  Each of the Master  Servicer  and the Trustee  acknowledges  that interpretations  of the  requirements  of  Regulation  AB may change  over time,  whether  due to  interpretive guidance  provided  by the  Commission  or its  staff,  consensus  among  participants  in the  mortgage-backed securities markets,  advice of counsel, or otherwise,  and agrees to comply with requests made by the Depositor in good faith for delivery of information  under these provisions on the basis of evolving  interpretations  of
Regulation AB. Each of the Master  Servicer and the Trustee shall  cooperate  reasonably  with the Depositor to deliver to the Depositor  (including any of its assignees or designees),  any and all  disclosure,  statements,
reports,  certifications,   records  and  any  other  information  necessary  in  the  reasonable,  good  faith determination of the Depositor to permit the Depositor to comply with the provisions of Regulation AB.

Section 12.02. Additional Representations and Warranties of the Trustee.

(a)     The Trustee  shall be deemed to  represent  to the  Depositor as of the date hereof and on each date on which  information  is  provided to the  Depositor  under  Sections  12.01,  12.02(b) or 12.03 that,  except as disclosed  in writing to the  Depositor  prior to such date:  (i) it is not aware and has not  received  notice that any  default,  early  amortization  or other  performance  triggering  event has  occurred as to any other
Securitization  Transaction  due to any  default of the  Trustee;  (ii)  there are no aspects of its  financial condition that could have a material adverse effect on the performance by it of its trustee  obligations  under this  Agreement  or any other  Securitization  Transaction  as to which it is the  trustee;  (iii) there are no material  legal or  governmental  proceedings  pending (or known to be  contemplated)  against it that would be material to  Certificateholders;  (iv) there are no relationships or transactions  relating to the Trustee with respect to the Depositor or any sponsor, issuing entity, servicer,  trustee,  originator,  significant obligor, enhancement  or  support  provider  or other  material  transaction  party  (as each of such  terms are used in
Regulation AB) relating to the Securitization  Transaction  contemplated by the Agreement, as identified by the
Depositor to the Trustee in writing as of the Closing Date (each, a  "Transaction  Party") that are outside the ordinary  course of business or on terms other than would be obtained in an arm's  length  transaction  with an unrelated  third party,  apart from the  Securitization  Transaction,  and that are material to the  investors'
understanding  of the  Certificates;  and (v) the Trustee is not an affiliate  of any  Transaction  Party.  The
Depositor  shall  notify the  Trustee of any change in the  identity of a  Transaction  Party after the Closing
Date.

(b)     If so requested by the  Depositor on any date  following the Closing Date,  the Trustee  shall,  within five  Business  Days  following  such  request,  confirm in writing  the  accuracy of the  representations  and warranties  set forth in  paragraph  (a) of this  Section or, if any such  representation  and  warranty is not accurate as of the date of such confirmation,  provide the pertinent facts, in writing,  to the Depositor.  Any such request from the Depositor shall not be given more than once each calendar  quarter,  unless the Depositor shall have a reasonable  basis for a determination  that any of the  representations  and warranties may not be accurate.

Section 12.03. Information to Be Provided by the Trustee.

        For so long as the  Certificates  are  outstanding,  for the  purpose  of  satisfying  the  Depositor's reporting  obligation  under the  Exchange  Act with respect to any class of  Certificates,  the Trustee  shall provide to the Depositor a written  description  of (a) any  litigation  or  governmental  proceedings  pending against the  Trustee as of the last day of each  calendar  month that would be material to  Certificateholders, and (b) any affiliations or relationships  (as described in Item 1119 of Regulation AB) that develop  following the Closing Date between the Trustee and any  Transaction  Party of the type described in Section  12.02(a)(iv)
or  12.02(a)(v)  as of the last day of each  calendar  year.  Any  descriptions  required with respect to legal proceedings,  as well as updates to previously provided  descriptions,  under this Section 12.03 shall be given no later than five  Business  Days prior to the  Determination  Date  following the month in which the relevant event occurs,  and any notices and descriptions  required with respect to  affiliations,  as well as updates to previously  provided  descriptions,  under this  Section  12.03 shall be given no later than  January 31 of the calendar  year  following the year in which the relevant  event occurs.  As of the date the Depositor or Master
Servicer files each Report on Form 10-D and Report on Form 10-K with respect to the  Certificates,  the Trustee will be deemed to represent  that any  information  previously  provided  under this Article XII is  materially correct  and does not  have  any  material  omissions  unless  the  Trustee  has  provided  an  update  to such information.  The Depositor  will allow the Trustee to review any  disclosure  relating to material  litigation against the Trustee prior to filing such  disclosure  with the  Commission to the extent the Depositor  changes the information provided by the Trustee.

Section 12.04. Report on Assessment of Compliance and Attestation.

        On or before March 15 of each calendar year, the Trustee shall:

(a)     deliver to the  Depositor a report (in form and substance  reasonably  satisfactory  to the  Depositor)
regarding  the  Trustee's   assessment  of  compliance  with  the  applicable  Servicing  Criteria  during  the immediately  preceding  calendar  year, as required  under Rules 13a-18 and 15d-18 of the Exchange Act and Item
1122 of Regulation  AB. Such report shall be addressed to the  Depositor  and signed by an  authorized  officer of the Trustee, and shall address each of the Servicing Criteria specified on Exhibit V hereto; and

(b)     deliver to the Depositor a report of a registered public  accounting firm reasonably  acceptable to the
Depositor  that attests to, and reports on, the  assessment  of  compliance  made by the Trustee and  delivered pursuant to the  preceding  paragraph.  Such  attestation  shall be in  accordance  with Rules  1-02(a)(3)  and
2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.

Section 12.05. Indemnification; Remedies.

(a)     The Trustee shall  indemnify the Depositor,  each affiliate of the Depositor,  the Master  Servicer and each broker dealer acting as  underwriter,  placement  agent or initial  purchaser of the  Certificates or each
Person who  controls any of such parties  (within the meaning of Section 15 of the  Securities  Act and Section
20 of the Exchange Act); and the respective  present and former  directors,  officers,  employees and agents of each of the foregoing,  and shall hold each of them harmless from and against any losses,  damages,  penalties, fines,  forfeitures,  legal fees and  expenses and related  costs,  judgments,  and any other  costs,  fees and expenses that any of them may sustain arising out of or based upon:

(i)     (A)           any untrue  statement  of a material  fact  contained  or alleged to be  contained in any information,  report,  certification,  accountants'  attestation or other material  provided under this
        Article  XII by or on behalf of the  Trustee  (collectively,  the  "Trustee  Information"),  or (B) the omission or alleged omission to state in the Trustee  Information a material fact required to be stated
        in the Trustee  Information or necessary in order to make the statements  therein,  in the light of the circumstances  under which they were made, not  misleading;  provided,  by way of  clarification,  that clause (B) of this paragraph shall be construed solely by reference to the Trustee  Information and not to any other  information  communicated  in connection  with a sale or purchase of securities,  without regard to whether  the  Trustee  Information  or any  portion  thereof is  presented  together  with or separately from such other information; or

(ii)    any failure by the Trustee to deliver any  information,  report,  certification  or other material when and as required under this Article XII, other than a failure by the Trustee to deliver an  accountants'
        attestation.

(b)     In the case of any failure of  performance  described in clause (ii) of Section  12.05(a),  the Trustee shall (i) promptly  reimburse  the  Depositor  for all costs  reasonably  incurred by the Depositor in order to obtain the  information,  report,  certification,  accountants'  attestation or other material not delivered as required by the Trustee and (ii)  cooperate  with the  Depositor  to mitigate  any damages that may result from such failure.

(c)     The Depositor and the Master  Servicer  shall  indemnify the Trustee,  each affiliate of the Trustee or each Person who controls  the Trustee  (within the meaning of Section 15 of the  Securities  Act and Section 20 of the Exchange Act), and the respective  present and former directors,  officers,  employees and agents of the
Trustee,  and shall  hold each of them  harmless  from and  against  any  losses,  damages,  penalties,  fines, forfeitures,  legal fees and  expenses and related  costs,  judgments,  and any other costs,  fees and expenses that any of them may  sustain  arising  out of or  based  upon (i) any  untrue  statement  of a  material  fact contained or alleged to be contained in any  information  provided  under this Agreement by or on behalf of the
Depositor  or Master  Servicer  for  inclusion  in any report  filed with  Commission  under the  Exchange  Act
(collectively,  the  "RFC  Information"),  or (ii)  the  omission  or  alleged  omission  to  state  in the RFC
Information  a material  fact  required to be stated in the RFC  Information  or necessary in order to make the statements  therein,  in the light of the circumstances  under which they were made, not misleading;  provided, by way of  clarification,  that clause (ii) of this paragraph shall be construed solely by reference to the RFC
Information  and  not  to any  other  information  communicated  in  connection  with a  sale  or  purchase  of securities,  without regard to whether the RFC  Information or any portion  thereof is presented  together with or separately from such other information.

        IN WITNESS  WHEREOF,  the Depositor,  the Master Servicer and the Trustee have caused their names to be signed  hereto by their  respective  officers  thereunto  duly  authorized  and their  respective  seals,  duly attested, to be hereunto affixed, all as of the day and year first above written.

[Seal]                                          RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

                                                By:     /s/ Joseph Orning
Attest: /s/ Christopher Martinez                        Name:  Joseph Orning
        Name:  Christopher Martinez                     Title:    Vice President
        Title:    Vice President
[Seal]                                          RESIDENTIAL FUNDING CORPORATION

Attest: /s/ Joseph Orning                       By:     Christopher Martinez
        Name:  Joseph Orning                            Name:  Christopher Martinez
        Title:   Associate                              Title:    Associate
[Seal]                                          U.S. BANK NATIONAL ASSOCIATION
                                                as Trustee

Attest: /s/ Michelle Moeller                    By:     /s/ Tamara Schultz-Fugh
        Name:  Michelle Moeller                         Name:  Tamara Schultz-Fugh
        Title: Assistant Vice President                 Title: Assistant Vice President

STATE OF MINNESOTA               )
                                 ) ss.:
COUNTY OF HENNEPIN               )

               On the 28th day of March,  2006  before me, a notary  public in and for said  State,  personally appeared  Joseph Orning,  known to me to be a Vice President of  Residential  Asset Mortgage  Products,
        Inc.,  one of the  corporations  that  executed the within  instrument,  and also known to me to be the person who executed it on behalf of said  corporation,  and  acknowledged  to me that such  corporation executed the within instrument.

               IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                            Notary Public

                                           /s/ Amy Olson
[Notarial Seal]

STATE OF MINNESOTA               )
                                 ) ss.:
COUNTY OF HENNEPIN               )

               On the 28th day of March,  2006  before me, a notary  public in and for said  State,  personally appeared Christopher Martinez,  known to me to be an Associate of Residential Funding Corporation,  one
        of the  corporations  that  executed the within  instrument,  and also known to me to be the person who executed it on behalf of said  corporation,  and acknowledged to me that such corporation  executed the within instrument.

               IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                            Notary Public

                                            /s/ Amy Olson
[Notarial Seal]

STATE OF MINNESOTA               )
                                 ) ss.:
COUNTY OF RAMSEY                 )

               On the 28th day of March,  2006  before me, a notary  public in and for said  State,  personally appeared Tamara Schultz-Fugh,  known to me to be a Vice President of U.S. Bank National Association,  a
        national  banking  association,  that  executed the within  instrument,  and also known to me to be the person who executed it on behalf of said banking  association and  acknowledged to me that such banking association executed the within instrument.

               IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                            Notary Public

                                            Trisha L. Willett
[Notarial Seal]

                                          EXHIBIT A

                               FORM OF CLASS [A-__] CERTIFICATE

SOLELY FOR U.S.  FEDERAL INCOME TAX PURPOSES,  THIS  CERTIFICATE IS A "REGULAR  INTEREST" IN A
"REAL  ESTATE  MORTGAGE  INVESTMENT  CONDUIT," AS THOSE TERMS ARE  DEFINED,  RESPECTIVELY,  IN
SECTIONS 860G AND 860D OF THE INTERNAL  REVENUE CODE OF 1986, AS AMENDED (THE "CODE")  COUPLED
WITH THE RIGHT TO RECEIVE PAYMENTS UNDER THE YIELD MAINTENANCE AGREEMENT.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY TRUST
COMPANY,  A NEW  YORK  CORPORATION  ("DTC"),  TO  ISSUER  OR ITS  AGENT  FOR  REGISTRATION  OF
TRANSFER,  EXCHANGE,  OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE
& CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY
PAYMENT  IS MADE TO CEDE & CO.  OR TO SUCH  OTHER  ENTITY  AS IS  REQUESTED  BY AN  AUTHORIZED
REPRESENTATIVE  OF DTC), ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY
OR TO ANY PERSON IS WRONGFUL  INASMUCH AS THE  REGISTERED  OWNER  HEREOF,  CEDE & CO.,  HAS AN
INTEREST HEREIN.

Class [A-__] Senior                              Certificate No. __
Date of Pooling and Servicing                    [Adjustable] [Variable] Pass-Through Rate
Agreement and Cut-off Date:
February 1, 2006                                 Percentage Interest: ___%
First Distribution Date:                         Aggregate Initial Certificate Principal
March 27, 2006                                   Balance of the Class [A-__]
                                                 Certificates: $___________
Master Servicer:
Residential Funding Corporation
Final Scheduled Distribution Date:               Initial Certificate Principal
_________ __, 20__                               Balance of this Class [A-__] Certificate:
                                                 $___________

Maturity Date:                                   CUSIP ________
_________ __, 20__

                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                       SERIES 2006-NC2

               evidencing a percentage  interest in the distributions  allocable to the Class  [A-__]  Certificates  with  respect to a Trust Fund
               consisting   primarily  of  a  pool  of   conventional   one-  to
               four-family fixed and adjustable  interest rate, first and junior
               lien  mortgage   loans  sold  by   RESIDENTIAL   ASSET   MORTGAGE
               PRODUCTS, INC.

        This  Certificate  is payable  solely from the assets of the Trust Fund,  and does not represent an obligation of or interest in  Residential  Asset  Mortgage  Products,  Inc.,  the
Master Servicer,  the Trustee  referred to below or GMAC Mortgage Group,  Inc. or any of their affiliates.  Neither this  Certificate  nor the  underlying  Mortgage  Loans are guaranteed or insured  by any  governmental  agency or  instrumentality  or by  Residential  Asset  Mortgage
Products,  Inc.,  the Master  Servicer,  the Trustee or GMAC  Mortgage  Group,  Inc. or any of
their  affiliates.  None of the Depositor,  the Master Servicer,  GMAC Mortgage Group, Inc. or
any of their  affiliates  will have any  obligation  with respect to any  certificate or other obligation secured by or payable from payments on the Certificates.

        This certifies that  ____________ is the registered  owner of the Percentage  Interest evidenced  by this  Certificate  in  certain  distributions  with  respect  to the Trust  Fund consisting  primarily of an interest in a pool of conventional  one- to four-family  fixed and adjustable  interest rate, first and junior lien mortgage loans (the "Mortgage  Loans"),  sold by Residential Asset Mortgage Products,  Inc.  (hereinafter called the "Depositor," which term includes any  successor  entity  under the  Agreement  referred to below).  The Trust Fund was created  pursuant  to a  Pooling  and  Servicing  Agreement  dated  as  specified  above  (the
"Agreement") among the Depositor,  the Master Servicer and U.S. Bank National Association,  as
trustee (the  "Trustee"),  a summary of certain of the  pertinent  provisions  of which is set forth  hereafter.  To the extent not defined herein,  the  capitalized  terms used herein have the meanings  assigned in the  Agreement.  This  Certificate is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which Agreement the Holder of this
Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement,  a  distribution  will be made on the 25th day of each  month  or, if such 25th day is not a  Business  Day,  the  Business  Day  immediately following (the "Distribution Date"),  commencing as described in the Agreement,  to the Person in whose name this  Certificate  is  registered  at the close of business on the  Business Day prior to such Distribution Date (the "Record Date"),  from the related Available  Distribution
Amount  in an  amount  equal to the  product  of the  Percentage  Interest  evidenced  by this
Certificate  and the amount of interest and principal,  if any,  required to be distributed to
Holders of Class [A-__] Certificates on such Distribution Date.

        Distributions  on this  Certificate  will be made either by the Master Servicer acting on  behalf of the  Trustee  or by a Paying  Agent  appointed  by the  Trustee  in  immediately available  funds (by wire  transfer  or  otherwise)  for the  account of the  Person  entitled thereto if such Person shall have so notified  the Master  Servicer or such Paying  Agent,  or by check  mailed to the  address  of the Person  entitled  thereto,  as such name and  address shall appear on the Certificate Register.

        Notwithstanding  the above,  the final  distribution on this  Certificate will be made after  due  notice  of the  pendency  of such  distribution  and only  upon  presentation  and surrender  of this  Certificate  at the office or agency  appointed  by the  Trustee  for that purpose in the City of St.  Paul,  Minnesota.  The Initial  Certificate  Principal  Balance of
this  Certificate  is set forth  above.  The  Certificate  Principal  Balance  hereof  will be reduced  to the  extent of  distributions  allocable  to  principal  and any  Realized  Losses allocable hereto.

        This Certificate is one of a duly authorized  issue of Certificates  issued in several
Classes  designated  as  Mortgage  Asset-Backed   Pass-Through   Certificates  of  the  Series
specified hereon (herein collectively called the "Certificates").

        The  Certificates  are  limited  in  right  of  payment  to  certain  collections  and recoveries  respecting the Mortgage Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage
Loan,  such advance is  reimbursable  to the Master  Servicer,  to the extent  provided in the
Agreement,  from related  recoveries  on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As  provided in the  Agreement,  withdrawals  from the  Custodial  Account  and/or the
Certificate  Account created for the benefit of  Certificateholders  may be made by the Master
Servicer from time to time for purposes other than distributions to  Certificateholders,  such purposes including without  limitation  reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

        The Agreement permits, with certain exceptions therein provided,  the amendment of the
Agreement and the  modification  of the rights and  obligations of the  Depositor,  the Master
Servicer and the Trustee and the rights of the  Certificateholders  under the  Agreement  from time to time by the  Depositor,  the Master  Servicer  and the Trustee with the consent of the
Holders  of  Certificates  evidencing  in the  aggregate  not less than 66% of the  Percentage
Interests of each Class of Certificates  affected  thereby.  Any such consent by the Holder of this  Certificate  shall be conclusive  and binding on such Holder and upon all future holders of this  Certificate  and of any  Certificate  issued upon the transfer  hereof or in exchange herefor  or in  lieu  hereof  whether  or not  notation  of such  consent  is  made  upon  the
Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain  circumstances without  the  consent of the Holders of any of the  Certificates  and,  in certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the  Agreement  and subject to certain  limitations  therein set forth, the transfer of this  Certificate is registrable  in the  Certificate  Register upon surrender of this Certificate for  registration of transfer at the offices or agencies  appointed by the
Trustee  in  the  City  of St.  Paul,  Minnesota,  duly  endorsed  by,  or  accompanied  by an assignment in the form below or other written  instrument of transfer in form  satisfactory to the  Trustee  and the  Certificate  Registrar  duly  executed  by the  Holder  hereof  or such
Holder's  attorney duly authorized in writing,  and thereupon one or more new  Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

        The  Certificates  are issuable only as  registered  Certificates  without  coupons in
Classes and in  denominations  specified in the  Agreement.  As provided in the  Agreement and subject to certain  limitations  therein  set forth,  Certificates  are  exchangeable  for new
Certificates of authorized  denominations  evidencing the same Class and aggregate  Percentage
Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange,  but the Trustee may require  payment of a sum  sufficient  to cover any tax or other  governmental charge payable in connection therewith.

        The Depositor,  the Master Servicer,  the Trustee,  and the Certificate  Registrar and
any agent of the Depositor,  the Master  Servicer,  the Trustee or the  Certificate  Registrar
may treat the Person in whose name this  Certificate  is  registered  as the owner  hereof for all purposes,  and neither the Depositor,  the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

        This  Certificate  shall be governed by and construed in  accordance  with the laws of the State of New York, without regard to the conflicts of law principles  thereof,  other than
Sections 5-1401 and 5-1402 of the New York General Obligations Law.

        The obligations  created by the Agreement in respect of the Certificates and the Trust
Fund created  thereby shall  terminate upon the payment to  Certificateholders  of all amounts held  by or on  behalf  of the  Trustee  and  required  to be paid  to  them  pursuant  to the
Agreement  following  the  earlier  of (i) the  maturity  or  other  liquidation  of the  last
Mortgage Loan subject  thereto or the  disposition of all property  acquired upon  foreclosure or deed in lieu of  foreclosure  of any Mortgage  Loan,  and (ii) the purchase by  Residential
Funding  Corporation  or its designee from the Trust Fund of all remaining  Mortgage Loans and all property  acquired in respect of such Mortgage Loans,  thereby  effecting early retirement of the  related  Certificates.  The  Agreement  permits,  but  does not  require,  Residential
Funding  Corporation  or its designee (i) to purchase,  at a price  determined  as provided in the  Agreement,  all  remaining  Mortgage  Loans and all  property  acquired in respect of any
Mortgage  Loan or (ii) subject to the terms of the  Agreement,  to purchase in whole,  but not in part,  all of the Class A, Class M and Class B-1  Certificates  from the  Holders  thereof, provided,  that any such  option  may only be  exercised  if the  aggregate  Stated  Principal
Balance of the  Mortgage  Loans,  as of the  Distribution  Date upon which the proceeds of any such purchase are  distributed is less than ten percent of the Cut-off Date Principal  Balance of the Mortgage Loans.

        Unless the certificate of  authentication  hereon has been executed by the Certificate
Registrar,  by manual  signature,  this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                            U.S. BANK NATIONAL ASSOCIATION,
                                                   as Trustee

                                            By:
                                                   Authorized Signatory

Dated: ________ __, 2006

                                CERTIFICATE OF AUTHENTICATION

        This is one of the Class A Certificates referred to in the within-mentioned Agreement.

                                            U.S. BANK NATIONAL ASSOCIATION,
                                                   as Certificate Registrar

                                            By:  _______________________________
                                                   Authorized Signatory

                                          ASSIGNMENT

        FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please  print or  typewrite  name and  address  including  postal zip code of  assignee)  the beneficial  interest  evidenced  by the within Trust  Certificate  and hereby  authorizes  the transfer of  registration  of such  interest to  assignee on the  Certificate  Register of the
Trust Fund.

        I (We) further direct the  Certificate  Registrar to issue a new Certificate of a like denomination  and Class,  to the above named  assignee  and deliver  such  Certificate  to the following address:

Dated:_____________________                          __________________________________
                                                     Signature by or on behalf of assignor

                                                            __________________________________
                                                     Signature Guaranteed

                                  DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

        Distributions shall be made, by wire transfer or otherwise,  in immediately  available funds to

for the account of
account number
or, if mailed by check, to                                                                   .

        Applicable statements should be mailed to:

                                                                                             .

        This  information  is provided by  ___________________________________,  the  assignee named above, or ______________________________, as its agent.

                                          EXHIBIT B

                               FORM OF CLASS [M-_] CERTIFICATE

THIS  CERTIFICATE  IS  SUBORDINATED  IN  RIGHT  OF  PAYMENT  TO THE  CLASS A [AND  CLASS  M-_]
CERTIFICATES, AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

SOLELY FOR U.S.  FEDERAL INCOME TAX PURPOSES,  THIS  CERTIFICATE IS A "REGULAR  INTEREST" IN A
"REAL  ESTATE  MORTGAGE  INVESTMENT  CONDUIT," AS THOSE TERMS ARE  DEFINED,  RESPECTIVELY,  IN
SECTIONS 860G AND 860D OF THE INTERNAL  REVENUE CODE OF 1986, AS AMENDED (THE "CODE")  COUPLED
WITH THE RIGHT TO RECEIVE PAYMENTS UNDER THE YIELD MAINTENANCE AGREEMENT.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY TRUST
COMPANY,  A NEW  YORK  CORPORATION  ("DTC"),  TO  ISSUER  OR ITS  AGENT  FOR  REGISTRATION  OF
TRANSFER,  EXCHANGE,  OR PAYMENT,  AND ANY  CERTIFICATE  ISSUED IS  REGISTERED  IN THE NAME OF
CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE  OF DTC (AND
ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER  ENTITY AS IS  REQUESTED  BY AN  AUTHORIZED
REPRESENTATIVE  OF DTC), ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY
OR TO ANY PERSON IS WRONGFUL  INASMUCH AS THE  REGISTERED  OWNER  HEREOF,  CEDE & CO.,  HAS AN
INTEREST HEREIN.

ANY  TRANSFEREE  OF THIS  CERTIFICATE  WILL BE  DEEMED  TO HAVE  REPRESENTED  BY VIRTUE OF ITS
PURCHASE  OR  HOLDING  OF SUCH  CERTIFICATE  (OR ANY  INTEREST  HEREIN)  THAT  EITHER (A) SUCH
TRANSFEREE  IS NOT  AN  EMPLOYEE  BENEFIT  PLAN  OR  OTHER  PLAN  SUBJECT  TO  THE  PROHIBITED
TRANSACTION  PROVISIONS  OF THE EMPLOYEE  RETIREMENT  INCOME  SECURITY ACT OF 1974, AS AMENDED
("ERISA"),  OR SECTION 4975 OF THE CODE (EACH, A "PLAN"),  OR ANY PERSON  (INCLUDING,  WITHOUT
LIMITATION,  AN INVESTMENT  MANAGER,  A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN) WHO IS USING
"PLAN ASSETS," WITHIN THE MEANING OF THE U.S.  DEPARTMENT OF LABOR  REGULATION  PROMULGATED AT
29 C.F.R.ss. 2510.3-101,  OF ANY PLAN (EACH,  A "PLAN  INVESTOR") TO EFFECT SUCH  ACQUISITION,
(B) IT HAS ACQUIRED AND IS HOLDING THIS  CERTIFICATE  IN RELIANCE ON U.S.  DEPARTMENT OF LABOR
PROHIBITED  TRANSACTION  EXEMPTION ("PTE") 94-29, 59 FED. REG. 14674 (MARCH 29, 1994), AS MOST
RECENTLY AMENDED BY PTE 2002-41,  67 FED. REG. 54487 (AUGUST 22, 2002) (THE "RFC  EXEMPTION"),
AND THAT IT  UNDERSTANDS  THAT THERE ARE CERTAIN  CONDITIONS  TO THE  AVAILABILITY  OF THE RFC
EXEMPTION  INCLUDING THAT SUCH CERTIFICATE  MUST BE RATED, AT THE TIME OF PURCHASE,  NOT LOWER
THAN "BBB-" (OR ITS  EQUIVALENT)  BY STANDARD & POOR'S OR MOODY'S OR (C)(I) THE  TRANSFEREE IS
AN INSURANCE  COMPANY,  (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THE  CERTIFICATE (OR
ANY  INTEREST  HEREIN)  IS  AN  "INSURANCE  COMPANY  GENERAL  ACCOUNT"  (AS  DEFINED  IN  U.S.
DEPARTMENT OF LABOR PROHIBITED  TRANSACTION  CLASS EXEMPTION  ("PTCE")  95-60),  AND (III) THE
CONDITIONS  SET FORTH IN  SECTIONS I AND III OF PTCE 95-60 HAVE BEEN  SATISFIED  (EACH  ENTITY
THAT SATISFIES THIS CLAUSE (C), A "COMPLYING INSURANCE COMPANY").

IF THIS  CERTIFICATE  (OR ANY  INTEREST  HEREIN)  IS  ACQUIRED  OR  HELD IN  VIOLATION  OF THE
PROVISIONS OF THE PRECEDING  PARAGRAPH,  THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (A) IS
NOT A PLAN OR A PLAN  INVESTOR,  (B) ACQUIRED  SUCH  CERTIFICATE  IN  COMPLIANCE  WITH THE RFC
EXEMPTION,  OR  (C) IS A  COMPLYING  INSURANCE  COMPANY  SHALL  BE  RESTORED,  TO  THE  EXTENT
PERMITTED BY LAW, TO ALL RIGHTS AND  OBLIGATIONS AS CERTIFICATE  OWNER THEREOF  RETROACTIVE TO
THE DATE OF SUCH  TRANSFER OF THIS  CERTIFICATE.  THE TRUSTEE  SHALL BE UNDER NO  LIABILITY TO
ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

ANY PURPORTED  CERTIFICATE  OWNER WHOSE  ACQUISITION  OR HOLDING OF THIS  CERTIFICATE  (OR ANY
INTEREST  HEREIN) WAS  EFFECTED IN  VIOLATION OF THE  RESTRICTIONS  IN SECTION  5.02(e) OF THE
POOLING  AND  SERVICING  AGREEMENT  SHALL  INDEMNIFY  AND HOLD  HARMLESS  THE  DEPOSITOR,  THE
TRUSTEE,  THE MASTER SERVICER,  ANY  SUBSERVICER,  ANY UNDERWRITER AND THE TRUST FUND FROM AND
AGAINST  ANY AND ALL  LIABILITIES,  CLAIMS,  COSTS OR EXPENSES  INCURRED BY SUCH  PARTIES AS A
RESULT OF SUCH ACQUISITION OR HOLDING.

Class M-__Mezzanine                              Certificate No. 1
Date of Pooling and Servicing                    Adjustable Pass-Through Rate
Agreement and Cut-off Date:
February 1, 2006                                 Percentage Interest: ___%
First Distribution Date:                         Aggregate Initial Certificate Principal
March 27, 2006                                   Balance of the Class M-__
                                                 Certificates: $___________
Master Servicer:
Residential Funding Corporation
Final Scheduled Distribution Date:               Initial Certificate Principal
_________ __, 20__                               Balance of this Class M-__ Certificate:
                                                 $___________

Maturity Date:                                   CUSIP ________
_________ __, 20__

                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                       SERIES 2006-NC2

               evidencing a percentage  interest in the distributions  allocable to the  Class  M-_  Certificates  with  respect  to a Trust  Fund
               consisting   primarily  of  a  pool  of   conventional   one-  to
               four-family fixed and adjustable  interest rate, first and junior
               lien  mortgage   loans  sold  by   RESIDENTIAL   ASSET   MORTGAGE
               PRODUCTS, INC.

        This  Certificate  is payable  solely from the assets of the Trust Fund,  and does not represent an obligation of or interest in  Residential  Asset  Mortgage  Products,  Inc.,  the
Master Servicer,  the Trustee  referred to below or GMAC Mortgage Group,  Inc. or any of their affiliates.  Neither this  Certificate  nor the  underlying  Mortgage  Loans are guaranteed or insured  by any  governmental  agency or  instrumentality  or by  Residential  Asset  Mortgage
Products,  Inc.,  the Master  Servicer,  the Trustee or GMAC  Mortgage  Group,  Inc. or any of
their  affiliates.  None of the Depositor,  the Master Servicer,  GMAC Mortgage Group, Inc. or
any of their  affiliates  will have any  obligation  with respect to any  certificate or other obligation secured by or payable from payments on the Certificates.

        This  certifies that  _________ is the  registered  owner of the  Percentage  Interest evidenced  by this  Certificate  in  certain  distributions  with  respect  to the Trust  Fund consisting  primarily of an interest in a pool of conventional  one- to four-family  fixed and adjustable  interest rate, first and junior lien mortgage loans (the "Mortgage  Loans"),  sold by Residential Asset Mortgage Products,  Inc.  (hereinafter called the "Depositor," which term includes any  successor  entity  under the  Agreement  referred to below).  The Trust Fund was created  pursuant  to a  Pooling  and  Servicing  Agreement  dated  as  specified  above  (the
"Agreement") among the Depositor,  the Master Servicer and U.S. Bank National Association,  as
trustee (the  "Trustee"),  a summary of certain of the  pertinent  provisions  of which is set forth  hereafter.  To the extent not defined herein,  the  capitalized  terms used herein have the meanings  assigned in the  Agreement.  This  Certificate is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which Agreement the Holder of this
Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement,  a  distribution  will be made on the 25th day of each  month  or, if such 25th day is not a  Business  Day,  the  Business  Day  immediately following (the "Distribution Date"),  commencing as described in the Agreement,  to the Person in whose name this  Certificate  is  registered  at the close of business on the  Business Day prior to such Distribution Date (the "Record Date"),  from the related Available  Distribution
Amount  in an  amount  equal to the  product  of the  Percentage  Interest  evidenced  by this
Certificate  and the amount of interest and principal,  if any,  required to be distributed to
Holders of Class M-_ Certificates on such Distribution Date.

        Distributions  on this  Certificate  will be made either by the Master Servicer acting on  behalf of the  Trustee  or by a Paying  Agent  appointed  by the  Trustee  in  immediately available  funds (by wire  transfer  or  otherwise)  for the  account of the  Person  entitled thereto if such Person shall have so notified  the Master  Servicer or such Paying  Agent,  or by check  mailed to the  address  of the Person  entitled  thereto,  as such name and  address shall appear on the Certificate Register.

        Notwithstanding  the above,  the final  distribution on this  Certificate will be made after  due  notice  of the  pendency  of such  distribution  and only  upon  presentation  and surrender  of this  Certificate  at the office or agency  appointed  by the  Trustee  for that purpose in the City of  St. Paul,  Minnesota.  The Initial  Certificate  Principal  Balance of
this  Certificate  is set forth  above.  The  Certificate  Principal  Balance  hereof  will be reduced  to the  extent of  distributions  allocable  to  principal  and any  Realized  Losses allocable hereto.

        As  described  above,  any  transferee  of this  Certificate  will be  deemed  to have represented  by virtue  of its  purchase  or  holding  of this  Certificate  (or any  interest herein)  that  either  (a)  such  transferee  is not a Plan  or a  Plan  Investor,  (b) it has acquired  and is  holding  this  Certificate  in  reliance  on the RFC  Exemption  and that it understands  that  there are  certain  conditions  to the  availability  of the RFC  Exemption including  that  this  Certificate  must be rated,  at the time of  purchase,  not lower  than
"BBB-"  (or its  equivalent)  by  Standard  & Poor's or  Moody's  or (c) the  transferee  is a
Complying  Insurance Company. In addition,  any purported  Certificate Owner whose acquisition or holding of this  Certificate  (or any  interest  herein) was  effected in  violation of the restrictions  in Section  5.02(e) of the  Agreement  shall  indemnify  and hold  harmless  the
Depositor,  the Trustee, the Master Servicer,  any Subservicer,  any underwriter and the Trust
Fund from and  against any and all  liabilities,  claims,  costs or expenses  incurred by such parties as a result of such acquisition or holding.

        This Certificate is one of a duly authorized  issue of Certificates  issued in several
Classes  designated  as  Mortgage  Asset-Backed   Pass-Through   Certificates  of  the  Series
specified hereon (herein collectively called the "Certificates").

        The  Certificates  are  limited  in  right  of  payment  to  certain  collections  and recoveries  respecting the Mortgage Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage
Loan,  such advance is  reimbursable  to the Master  Servicer,  to the extent  provided in the
Agreement,  from related  recoveries  on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As  provided in the  Agreement,  withdrawals  from the  Custodial  Account  and/or the
Certificate  Account created for the benefit of  Certificateholders  may be made by the Master
Servicer from time to time for purposes other than distributions to  Certificateholders,  such purposes including without  limitation  reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

        The Agreement permits, with certain exceptions therein provided,  the amendment of the
Agreement and the  modification  of the rights and  obligations of the  Depositor,  the Master
Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement at any time by the  Depositor,  the Master  Servicer  and the Trustee with the consent of the Holders of Certificates  evidencing in the aggregate not less than 66% of the Percentage  Interests of each  Class  of  Certificates  affected  thereby.  Any  such  consent  by the  Holder  of this
Certificate  shall be  conclusive  and binding on such  Holder and upon all future  holders of this  Certificate  and of any  Certificate  issued  upon the  transfer  hereof or in  exchange herefor  or in  lieu  hereof  whether  or not  notation  of such  consent  is  made  upon  the
Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain  circumstances without  the  consent of the Holders of any of the  Certificates  and,  in certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the  Agreement  and subject to certain  limitations  therein set forth, the transfer of this  Certificate is registrable  in the  Certificate  Register upon surrender of this Certificate for  registration of transfer at the offices or agencies  appointed by the
Trustee  in  the  City  of St.  Paul,  Minnesota,  duly  endorsed  by,  or  accompanied  by an assignment in the form below or other written  instrument of transfer in form  satisfactory to the  Trustee  and the  Certificate  Registrar  duly  executed  by the  Holder  hereof  or such
Holder's  attorney duly authorized in writing,  and thereupon one or more new  Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

        The  Certificates  are issuable only as  registered  Certificates  without  coupons in
Classes and in  denominations  specified in the  Agreement.  As provided in the  Agreement and subject to certain  limitations  therein  set forth,  Certificates  are  exchangeable  for new
Certificates of authorized  denominations  evidencing the same Class and aggregate  Percentage
Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange,  but the Trustee may require  payment of a sum  sufficient  to cover any tax or other  governmental charge payable in connection therewith.

        The Depositor,  the Master Servicer, the Trustee and the Certificate Registrar and any
agent of the Depositor,  the Master  Servicer,  the Trustee or the  Certificate  Registrar may
treat the Person in whose name this  Certificate  is  registered  as the owner  hereof for all purposes,  and  neither the  Depositor,  the Master  Servicer,  the Trustee nor any such agent shall be affected by notice to the contrary.

        This  Certificate  shall be governed by and construed in  accordance  with the laws of the State of New York, without regard to the conflicts of law principles  thereof,  other than
Sections 5-1401 and 5-1402 of the New York General Obligations Law.

        The obligations  created by the Agreement in respect of the Certificates and the Trust
Fund created  thereby shall  terminate upon the payment to  Certificateholders  of all amounts held  by or on  behalf  of the  Trustee  and  required  to be paid  to  them  pursuant  to the
Agreement  following  the  earlier  of (i) the  maturity  or  other  liquidation  of the  last
Mortgage Loan subject  thereto or the  disposition of all property  acquired upon  foreclosure or deed in lieu of  foreclosure  of any Mortgage  Loan,  and (ii) the purchase by  Residential
Funding  Corporation  or its designee from the Trust Fund of all remaining  Mortgage Loans and all property  acquired in respect of such Mortgage Loans,  thereby  effecting early retirement of the  related  Certificates.  The  Agreement  permits,  but  does not  require,  Residential
Funding  Corporation  or its designee (i) to purchase,  at a price  determined  as provided in the  Agreement,  all  remaining  Mortgage  Loans and all  property  acquired in respect of any
Mortgage  Loan or (ii) subject to the terms of the  Agreement,  to purchase in whole,  but not in part,  all of the Class A, Class M and Class B-1  Certificates  from the  Holders  thereof, provided,  that any such  option  may only be  exercised  if the  aggregate  Stated  Principal
Balance of the  Mortgage  Loans,  as of the  Distribution  Date upon which the proceeds of any such purchase are  distributed is less than ten percent of the Cut-off Date Principal  Balance of the Mortgage Loans.

        Unless the certificate of  authentication  hereon has been executed by the Certificate
Registrar,  by manual  signature,  this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                            U.S. BANK NATIONAL ASSOCIATION,
                                                    as Trustee

                                            By: __________________________
                                                    Authorized Signatory

Dated: ________ __, 2006

                                CERTIFICATE OF AUTHENTICATION

        This is one of the Class M Certificates referred to in the within-mentioned Agreement.

                                            U.S. BANK NATIONAL ASSOCIATION,
                                                    as Certificate Registrar

                                            By: __________________________
                                                    Authorized Signatory

                                          ASSIGNMENT

        FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please  print or  typewrite  name and  address  including  postal zip code of  assignee)  the beneficial  interest  evidenced  by the within Trust  Certificate  and hereby  authorizes  the transfer of  registration  of such  interest to  assignee on the  Certificate  Register of the
Trust Fund.

        I (We) further direct the  Certificate  Registrar to issue a new Certificate of a like denomination  and Class,  to the above named  assignee  and deliver  such  Certificate  to the following address:

Dated:_____________________                          __________________________________
                                                     Signature by or on behalf of assignor

                                                            __________________________________
                                                     Signature Guaranteed

                                  DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

        Distributions shall be made, by wire transfer or otherwise,  in immediately  available funds to

for the account of
account number
or, if mailed by check, to                                                                   .

        Applicable statements should be mailed to:

                                                                                             .

        This  information  is provided by  ___________________________________,  the  assignee named above, or ______________________________, as its agent.

                                          EXHIBIT C

                                 FORM OF CLASS B CERTIFICATE

        THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A AND M
CERTIFICATES, AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR
REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN
THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE
OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE &
CO., HAS AN INTEREST HEREIN.

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST"
IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN
SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") COUPLED
WITH THE RIGHT TO RECEIVE PAYMENTS UNDER THE YIELD MAINTENANCE AGREEMENT.

        THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF
1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED
UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN
TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE
LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND
SERVICING AGREEMENT (THE "AGREEMENT").

        NO TRANSFER OF THIS CERTIFICATE (OR ANY INTEREST HEREIN) MAY BE MADE TO ANY PERSON,
UNLESS THE TRANSFEREE PROVIDES THE TRUSTEE, THE DEPOSITOR AND THE MASTER SERVICER WITH
EITHER (A) A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR (B) AN OPINION OF
COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, THE DEPOSITOR
AND THE MASTER SERVICER TO THE EFFECT THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE IS
PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED
TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT
ENACTMENTS) AND WILL NOT SUBJECT THE TRUSTEE, THE DEPOSITOR OR THE MASTER SERVICER TO ANY
OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS AND LIABILITIES UNDER ERISA OR SECTION 4975
OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT, WHICH OPINION OF COUNSEL
SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE DEPOSITOR OR THE MASTER SERVICER.

------------------------------------------------ ----------------------------------------------
Class B-[_]                                      Certificate No. 1
------------------------------------------------ ----------------------------------------------
Date of Pooling and Servicing                    Adjustable Pass-Through Rate
Agreement and Cut-off Date:
February 1, 2006                                 Percentage Interest: 100%
------------------------------------------------ ----------------------------------------------
First Distribution Date:                         Aggregate Initial Certificate Principal
March 27, 2006                                   Balance of the Class B-[__]
                                                 Certificates: $[__________]
Master Servicer:
Residential Funding Corporation
------------------------------------------------ ----------------------------------------------
Final Scheduled Distribution Date:               Initial Certificate Principal
February 25, 2036                                Balance of this Class B-[__] Certificate:
                                                 $[________]
                                                 CUSIP: [__________]
Maturity Date:
February 25, 2036
------------------------------------------------ ----------------------------------------------

                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                       SERIES 2006-NC2

               evidencing a percentage interest in the distributions allocable to the Class B-[_] Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to
               four-family fixed and adjustable interest rate, first and junior lien mortgage loans sold by RESIDENTIAL ASSET MORTGAGE
               PRODUCTS, INC.

        This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the
Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage
Products, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of
their affiliates. None of the Depositor, the Master Servicer, GMAC Mortgage Group, Inc. or
any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

        This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed and adjustable interest rate, first and junior lien mortgage loans (the "Mortgage Loans"), sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the
"Agreement") among the Depositor, the Master Servicer and U.S. Bank National Association, as
trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this
Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the Business Day prior to such Distribution Date (the "Record Date"), from the related Available Distribution
Amount  in an amount equal to the product of the Percentage Interest evidenced by this
Certificate and the amount of interest and principal, if any, required to be distributed to
Holders of Class B-1 Certificates on such Distribution Date.

        Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

        Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City of St. Paul, Minnesota. The Initial Certificate Principal Balance of
this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

        No transfer of this Class B-[__] Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Depositor may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Depositor that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the
Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the  Agreement;
provided that if this Certificate is held by a Depository; the Transferee will be deemed to have made the representations set forth on such investment letter. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the
Depositor, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws.

        As described above, no transfer of this Certificate (or any interest herein) shall be made unless the transferee provides the Trustee, the Depositor and the Master Servicer with either (a) a certification pursuant to Section 5.02(e) of the Agreement stating that either
(i) the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (each, a "Plan"), or any Person
(including, without limitation, an investment manager, a named fiduciary or a trustee of any
Plan) who is using "plan assets," within the meaning of the U.S. Department of Labor regulation promulgated at 29 C.F.R.ss.2510.3-101, of any Plan (each, a "Plan Investor") to effect such acquisition or (ii) the transferee is an insurance company, the source of funds used to purchase or hold this Certificate (or any interest herein) is an "insurance company general account" (as defined in U.S. Department of Labor Prohibited Transaction Class
Exemption ("PTCE") 95-60), and the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied or (b) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Master Servicer to the effect that the purchase and holding of this Certificate is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Depositor or the Master Servicer to any obligation or liability
(including obligations and liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Agreement, which opinion of counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer.

        This Certificate is one of a duly authorized issue of Certificates issued in several
Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series
specified hereon (herein collectively called the "Certificates").

        The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage
Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the
Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As provided in the Agreement, withdrawals from the Custodial Account and/or the
Certificate Account created for the benefit of Certificateholders may be made by the Master
Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

        The Agreement permits, with certain exceptions therein provided, the amendment of the
Agreement and the modification of the rights and obligations of the Depositor, the Master
Servicer and the Trustee and the rights of the Certificateholders under the Agreement from time to time by the Depositor, the Master Servicer and the Trustee with the consent of the
Holders of Certificates evidencing in the aggregate not less than 66.6% of the Percentage
Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the
Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the
Trustee in the City of St. Paul, Minnesota, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such
Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

        The Certificates are issuable only as registered Certificates without coupons in
Classes and in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of authorized denominations evidencing the same Class and aggregate Percentage
Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        The Depositor, the Master Servicer, the Trustee and the Certificate Registrar and any
agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may
treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

        This Certificate shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of law principles thereof, other than
Sections 5-1401 and 5-1402 of the New York General Obligations Law.

        The obligations created by the Agreement in respect of the Certificates and the Trust
Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the
Agreement following the earlier of (i) the maturity or other liquidation of the last
Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Master
Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The
Agreement permits, but does not require, the Master Servicer to purchase, at a price determined as provided in the Agreement, all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) subject to the Agreement, to purchase in whole, but not in part, all of the Class A, Class M and Class B-1 Certificates from the
Holders thereof, provided, that any such option may only be exercised if the aggregate
Stated Principal Balance of the Mortgage Loans, as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date
Principal Balance of the Mortgage Loans.

        Unless the certificate of authentication hereon has been executed by the Certificate
Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                            U.S. BANK NATIONAL ASSOCIATION,
                                                     as Trustee

                                            By:  .............................................
                                                     Authorized Signatory
Dated: __________, 2006

                                CERTIFICATE OF AUTHENTICATION

        This is one of the Class B-[__] Certificates referred to in the within-mentioned
Agreement.

                                            U.S. BANK NATIONAL ASSOCIATION,
                                                     as Certificate Registrar

                                            By:  .............................................
                                                     Authorized Signatory

                                          ASSIGNMENT

        FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please print or typewrite name and address including postal zip code of assignee) the beneficial interest evidenced by the within Trust Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the
Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:_____________________                 __________________________________
                                                   Signature by or on behalf of assignor

                                                   __________________________________
                                                   Signature Guaranteed

                                  DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

        Distributions shall be made, by wire transfer or otherwise, in immediately available funds to

for the account of
account number
or, if mailed by check, to                                                                    .

        Applicable statements should be mailed to:

                                                                                              .

        This information is provided by ___________________________________, the assignee named above, or ______________________________, as its agent

                                          EXHIBIT D

                                 FORM OF CLASS SB CERTIFICATE

THIS  CERTIFICATE IS  SUBORDINATED  IN RIGHT OF PAYMENT TO THE CLASS A  CERTIFICATES,  CLASS M
AND CLASS B-1 CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

SOLELY FOR U.S.  FEDERAL INCOME TAX PURPOSES,  THIS  CERTIFICATE IS A "REGULAR  INTEREST" IN A
"REAL  ESTATE  MORTGAGE  INVESTMENT  CONDUIT," AS THOSE TERMS ARE  DEFINED,  RESPECTIVELY,  IN
SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("THE CODE").

THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE  SECURITIES ACT OF 1933,
AS AMENDED,  OR THE SECURITIES  LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED  UNLESS
IT IS  REGISTERED  PURSUANT  TO SUCH ACT AND LAWS OR IS SOLD OR  TRANSFERRED  IN  TRANSACTIONS
WHICH ARE  EXEMPT  FROM  REGISTRATION  UNDER  SUCH ACT AND UNDER  APPLICABLE  STATE LAW AND IS
TRANSFERRED  IN  ACCORDANCE  WITH THE  PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING
AGREEMENT (THE "AGREEMENT").

NO TRANSFER OF THIS  CERTIFICATE  (OR ANY INTEREST  HEREIN) MAY BE MADE TO ANY PERSON,  UNLESS
THE TRANSFEREE  PROVIDES THE TRUSTEE,  THE DEPOSITOR AND THE MASTER SERVICER WITH EITHER (A) A
CERTIFICATION  PURSUANT  TO  SECTION  5.02(e)  OF THE  AGREEMENT  OR (B) AN OPINION OF COUNSEL
ACCEPTABLE TO AND IN FORM AND  SUBSTANCE  SATISFACTORY  TO THE TRUSTEE,  THE DEPOSITOR AND THE
MASTER  SERVICER  TO THE  EFFECT  THAT  THE  PURCHASE  AND  HOLDING  OF  THIS  CERTIFICATE  IS
PERMISSIBLE  UNDER  APPLICABLE  LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT  PROHIBITED
TRANSACTION  UNDER  SECTION 406 OF THE EMPLOYEE  RETIREMENT  INCOME  SECURITY ACT OF 1974,  AS
AMENDED  ("ERISA"),  OR SECTION 4975 OF THE CODE (OR  COMPARABLE  PROVISIONS OF ANY SUBSEQUENT
ENACTMENTS)  AND WILL NOT SUBJECT THE TRUSTEE,  THE  DEPOSITOR  OR THE MASTER  SERVICER TO ANY
OBLIGATION OR LIABILITY  (INCLUDING  OBLIGATIONS AND  LIABILITIES  UNDER ERISA OR SECTION 4975
OF THE CODE) IN  ADDITION  TO THOSE  UNDERTAKEN  IN THE  AGREEMENT,  WHICH  OPINION OF COUNSEL
SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE DEPOSITOR OR THE MASTER SERVICER.

Certificate No. __                             Variable Pass-Through Rate

Class SB Subordinate

Date of Pooling and Servicing                  Percentage Interest: ___%
and Cut-off Date:
February 1, 2006

First Distribution Date:                       Aggregate Initial Certificate Principal Balance
March 27, 2006                                 of the Class SB Certificates:
                                               $________

Master Servicer:                               Initial Certificate Principal Balance
Residential Funding Corporation                of this Certificate: $________

Final Scheduled Distribution Date:             CUSIP: ________
_________ __, 20__

Maturity Date:
_________ __, 20__

                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                       SERIES 2006-NC2

               evidencing a percentage  interest in the distributions  allocable to the  Class  SB  Certificates  with  respect  to a  Trust  Fund
               consisting   primarily  of  a  pool  of   conventional   one-  to
               four-family fixed and adjustable  interest rate, first and junior
               lien  mortgage   loans  sold  by   RESIDENTIAL   ASSET   MORTGAGE
               PRODUCTS, INC.

        This  Certificate  is payable  solely from the assets of the Trust Fund,  and does not represent an obligation of or interest in  Residential  Asset  Mortgage  Products,  Inc.,  the
Master  Servicer,  the Trustee  referred  to below or any of their  affiliates.  Neither  this
Certificate  nor the underlying  Mortgage Loans are guaranteed or insured by any  governmental agency or  instrumentality  or by  Residential  Asset  Mortgage  Products,  Inc.,  the  Master
Servicer, the Trustee or any of their affiliates.  None of the Depositor,  the Master Servicer or any of their  affiliates  will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

        This  certifies  that  ________ is the  registered  owner of the  Percentage  Interest evidenced  by this  Certificate  in  certain  distributions  with  respect  to the Trust  Fund consisting  primarily of an interest in a pool of conventional  one- to four-family  fixed and adjustable  interest rate first and junior lien mortgage  loans (the "Mortgage  Loans"),  sold by Residential Asset Mortgage Products,  Inc.  (hereinafter called the "Depositor," which term includes any  successor  entity  under the  Agreement  referred to below).  The Trust Fund was created  pursuant  to a  Pooling  and  Servicing  Agreement  dated  as  specified  above  (the
"Agreement") among the Depositor,  the Master Servicer and U.S. Bank National Association,  as
trustee (the  "Trustee"),  a summary of certain of the  pertinent  provisions  of which is set forth  hereafter.  To the extent not defined herein,  the  capitalized  terms used herein have the meanings  assigned in the  Agreement.  This  Certificate is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which Agreement the Holder of this
Certificate by virtue of the acceptance hereof, assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement,  a  distribution  will be made on the 25th day of each  month  or, if such 25th day is not a  Business  Day,  the  Business  Day  immediately following (the "Distribution Date"),  commencing as described in the Agreement,  to the Person in whose name this  Certificate  is  registered  at the close of business on the last Business
Day of the month next preceding the month in which the related  Distribution  Date occurs (the
"Record  Date"),  from the related  Available  Distribution  Amount in an amount  equal to the product of the Percentage  Interest  evidenced by this  Certificate and the amount of interest and  principal,  if any,  required to be distributed  to Holders of Class SB  Certificates  on such Distribution Date.

        Distributions  on this  Certificate  will be made either by the Master Servicer acting on  behalf of the  Trustee  or by a Paying  Agent  appointed  by the  Trustee  in  immediately available  funds (by wire  transfer  or  otherwise)  for the  account of the  Person  entitled thereto if such Person shall have so notified  the Master  Servicer or such Paying  Agent,  or by check  mailed to the  address  of the Person  entitled  thereto,  as such name and  address shall appear on the Certificate Register.

        Notwithstanding  the above,  the final  distribution on this  Certificate will be made after  due  notice  of the  pendency  of such  distribution  and only  upon  presentation  and surrender  of this  Certificate  at the office or agency  appointed  by the  Trustee  for that purpose in the City of St. Paul,  Minnesota.  The Notional Amount of this Class SB Certificate as of any  date of  determination  will be  calculated  as  described  in the  Agreement.  The
Notional  Amount  hereof  will  be  reduced  by  interest  shortfalls  on the  Mortgage  Loans including any Prepayment Interest  Shortfalls not covered by Compensating  Interest or related
Excess  Cash  Flow,  and the  interest  portion of any  Realized  Losses  incurred  in respect thereof.  This Class SB  Certificate  will  accrue  interest at the  Pass-Through  Rate on the
Notional  Amount as  indicated  in the  definition  of  Accrued  Certificate  Interest  in the
Agreement.  This Class SB Certificate  will not accrue interest on its  Certificate  Principal
Balance.

        No transfer of this Class SB  Certificate  will be made unless such transfer is exempt from the  registration  requirements  of the  Securities  Act of  1933,  as  amended,  and any applicable  state  securities  laws or is made in  accordance  with said Act and laws.  In the event that such a transfer  is to be made,  (i) the  Trustee or the  Depositor  may require an opinion of counsel  acceptable  to and in form and substance  satisfactory  to the Trustee and the  Depositor  that such  transfer is exempt  (describing  the  applicable  exemption and the basis  therefor)  from or is being  made  pursuant  to the  registration  requirements  of the
Securities Act of 1933, as amended,  and of any  applicable  statute of any state and (ii) the transferee  shall execute an investment  letter in the form  described by the  Agreement.  The
Holder hereof  desiring to effect such  transfer  shall,  and does hereby agree to,  indemnify the Trustee,  the  Depositor,  the Master  Servicer and the  Certificate  Registrar  acting on behalf of the Trustee  against any liability  that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws.

        As described  above, no transfer of this Certificate (or any interest herein) shall be made unless the transferee  provides the Trustee,  the Depositor and the Master  Servicer with either (a) a  certification  pursuant to Section  5.02(e) of the  Agreement  stating  that the transferee  is not an employee  benefit or other plan  subject to the  prohibited  transaction provisions of ERISA or Section 4975 of the Code (each,  a "Plan"),  or any Person  (including, without  limitation,  an insurance  company  investing  its general  accounts,  an  investment manager,  a named  fiduciary or a trustee of any Plan) who is using "plan assets,"  within the meaning of the U.S. Department of Labor regulation  promulgated at 29 C.F.R.ss.2510.3-101,  of any Plan (each,  a "Plan  Investor") to effect such  acquisition  or (b) an opinion of counsel acceptable to and in form and  substance  satisfactory  to the Trustee,  the Depositor and the
Master  Servicer  to the  effect  that  the  purchase  and  holding  of  this  Certificate  is permissible  under  applicable  law, will not constitute or result in a non-exempt  prohibited transaction  under Section 406 of ERISA or Section 4975 of the Code (or comparable  provisions of any subsequent  enactments),  and will not subject the Trustee, the Depositor or the Master
Servicer to any obligation or liability  (including  obligations or liabilities under ERISA or
Section 4975 of the Code) in addition to those  undertaken in the Agreement,  which opinion of counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer.

        This Certificate is one of a duly authorized  issue of Certificates  issued in several
Classes  designated  as  Mortgage  Asset-Backed   Pass-Through   Certificates  of  the  Series
specified hereon (herein collectively called the "Certificates").

        The  Certificates  are  limited  in  right  of  payment  to  certain  collections  and recoveries  respecting the Mortgage Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage
Loan,  such advance is  reimbursable  to the Master  Servicer,  to the extent  provided in the
Agreement,  from related  recoveries  on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As  provided in the  Agreement,  withdrawals  from the  Custodial  Account  and/or the
Certificate  Account created for the benefit of  Certificateholders  may be made by the Master
Servicer from time to time for purposes other than distributions to  Certificateholders,  such purposes including without  limitation  reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

        The Agreement permits, with certain exceptions therein provided,  the amendment of the
Agreement and the  modification  of the rights and  obligations of the  Depositor,  the Master
Servicer and the Trustee and the rights of the  Certificateholders  under the  Agreement  from time to time by the  Depositor,  the Master  Servicer  and the Trustee with the consent of the
Holders  of  Certificates  evidencing  in the  aggregate  not less than 66% of the  Percentage
Interests of each Class of Certificates  affected  thereby.  Any such consent by the Holder of this  Certificate  shall be conclusive  and binding on such Holder and upon all future holders of this  Certificate  and of any  Certificate  issued upon the transfer  hereof or in exchange herefor  or in  lieu  hereof  whether  or not  notation  of such  consent  is  made  upon  the
Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain  circumstances without  the  consent of the Holders of any of the  Certificates  and,  in certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the  Agreement  and subject to certain  limitations  therein set forth, the transfer of this  Certificate is registrable  in the  Certificate  Register upon surrender of this Certificate for  registration of transfer at the offices or agencies  appointed by the
Trustee  in  the  City  of St.  Paul,  Minnesota,  duly  endorsed  by,  or  accompanied  by an assignment in the form below or other written  instrument of transfer in form  satisfactory to the  Trustee  and the  Certificate  Registrar  duly  executed  by the  Holder  hereof  or such
Holder's  attorney duly authorized in writing,  and thereupon one or more new  Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

        The  Certificates  are issuable only as  registered  Certificates  without  coupons in
Classes and in  denominations  specified in the  Agreement.  As provided in the  Agreement and subject to certain  limitations  therein  set forth,  Certificates  are  exchangeable  for new
Certificates of authorized  denominations  evidencing the same Class and aggregate  Percentage
Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange,  but the Trustee may require  payment of a sum  sufficient  to cover any tax or other  governmental charge payable in connection therewith.

        The Depositor,  the Master Servicer,  the Trustee,  the Certificate  Registrar and any
agent of the Depositor,  the Master  Servicer,  the Trustee or the  Certificate  Registrar may
treat the Person in whose name this  Certificate  is  registered  as the owner  hereof for all purposes,  and  neither the  Depositor,  the Master  Servicer,  the Trustee nor any such agent shall be affected by notice to the contrary.

        This  Certificate  shall be governed by and construed in  accordance  with the laws of the State of New York, without regard to the conflicts of law principles  thereof,  other than
Sections 5-1401 and 5-1402 of the New York General Obligations Law.

        The obligations  created by the Agreement in respect of the Certificates and the Trust
Fund created  thereby shall  terminate upon the payment to  Certificateholders  of all amounts held  by or on  behalf  of the  Trustee  and  required  to be paid  to  them  pursuant  to the
Agreement  following  the  earlier  of (i) the  maturity  or  other  liquidation  of the  last
Mortgage Loan subject  thereto or the  disposition of all property  acquired upon  foreclosure or deed in lieu of  foreclosure  of any Mortgage  Loan,  and (ii) the purchase by  Residential
Funding  Corporation  or its designee from the Trust Fund of all remaining  Mortgage Loans and all property  acquired in respect of such Mortgage Loans,  thereby  effecting early retirement of the  related  Certificates.  The  Agreement  permits,  but  does not  require,  Residential
Funding  Corporation  or its designee (i) to purchase,  at a price  determined  as provided in the  Agreement,  all  remaining  Mortgage  Loans and all  property  acquired in respect of any
Mortgage  Loan or (ii) subject to the terms of the  Agreement,  to purchase in whole,  but not in part,  all of the Class A, Class M and Class B-1  Certificates  from the  Holders  thereof, provided,  that any such  option  may only be  exercised  if the  aggregate  Stated  Principal
Balance of the  Mortgage  Loans,  as of the  Distribution  Date upon which the proceeds of any such purchase are  distributed is less than ten percent of the Cut-off Date Principal  Balance of the Mortgage Loans.

        Unless the certificate of  authentication  hereon has been executed by the Certificate
Registrar by manual  signature,  this  Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                            U.S. BANK NATIONAL ASSOCIATION,
                                                    as Trustee

                                            By:
                                                    Authorized Signatory

Dated: ________ __, 2006

                                CERTIFICATE OF AUTHENTICATION

        This  is  one  of the  Class  SB  Certificates  referred  to in  the  within-mentioned
Agreement.

                                            U.S. BANK NATIONAL ASSOCIATION,
                                                    as Certificate Registrar

                                            By:  _______________________________
                                                    Authorized Signatory

                                          ASSIGNMENT

        FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please  print or  typewrite  name and  address  including  postal zip code of  assignee)  the beneficial  interest  evidenced  by the within Trust  Certificate  and hereby  authorizes  the transfer of  registration  of such  interest to  assignee on the  Certificate  Register of the
Trust Fund.

        I (We) further direct the  Certificate  Registrar to issue a new Certificate of a like denomination  and Class,  to the above named  assignee  and deliver  such  Certificate  to the following address:

Dated:_____________________                          __________________________________
                                                     Signature by or on behalf of assignor

                                                            __________________________________
                                                     Signature Guaranteed

                                  DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

        Distributions shall be made, by wire transfer or otherwise,  in immediately  available funds to

for the account of
account number
or, if mailed by check, to                                                                   .

        Applicable statements should be mailed to:

                                                                                             .

        This  information  is provided by  ___________________________________,  the  assignee named above, or ______________________________, as its agent.

                                          EXHIBIT E

                                FORM OF CLASS R-__ CERTIFICATE

THE CLASS R-__  CERTIFICATE  WILL NOT BE  ENTITLED  TO  PAYMENTS  CONSTITUTING  THE  AVAILABLE
DISTRIBUTION  AMOUNT  UNTIL SUCH TIME AS  DESCRIBED  IN THE  POOLING AND  SERVICING  AGREEMENT
REFERRED TO HEREIN (THE "AGREEMENT").

THIS  CERTIFICATE  MAY  NOT BE HELD BY OR  TRANSFERRED  TO A  NON-UNITED  STATES  PERSON  OR A
DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS  CERTIFICATE IS A "RESIDUAL  INTEREST" IN A
"REAL  ESTATE  MORTGAGE  INVESTMENT  CONDUIT" AS THOSE  TERMS ARE  DEFINED,  RESPECTIVELY,  IN
SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE  SECURITIES ACT OF 1933,
AS AMENDED,  OR THE SECURITIES  LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED  UNLESS
IT IS  REGISTERED  PURSUANT  TO SUCH ACT AND LAWS OR IS SOLD OR  TRANSFERRED  IN  TRANSACTIONS
WHICH ARE  EXEMPT  FROM  REGISTRATION  UNDER  SUCH ACT AND UNDER  APPLICABLE  STATE LAW AND IS
TRANSFERRED  IN  ACCORDANCE  WITH THE  PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING
AGREEMENT (THE "AGREEMENT").

NO TRANSFER OF THIS  CERTIFICATE  (OR ANY INTEREST  HEREIN) MAY BE MADE TO ANY PERSON,  UNLESS
THE TRANSFEREE  PROVIDES THE TRUSTEE,  THE DEPOSITOR AND THE MASTER SERVICER WITH EITHER (A) A
CERTIFICATION  PURSUANT  TO  SECTION  5.02(e)  OF THE  AGREEMENT  OR (B) AN OPINION OF COUNSEL
ACCEPTABLE TO AND IN FORM AND  SUBSTANCE  SATISFACTORY  TO THE TRUSTEE,  THE DEPOSITOR AND THE
MASTER  SERVICER  TO THE  EFFECT  THAT  THE  PURCHASE  AND  HOLDING  OF  THIS  CERTIFICATE  IS
PERMISSIBLE  UNDER  APPLICABLE  LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT  PROHIBITED
TRANSACTION  UNDER  SECTION 406 OF THE EMPLOYEE  RETIREMENT  INCOME  SECURITY ACT OF 1974,  AS
AMENDED  ("ERISA"),  OR SECTION 4975 OF THE CODE (OR  COMPARABLE  PROVISIONS OF ANY SUBSEQUENT
ENACTMENTS)  AND WILL NOT SUBJECT THE TRUSTEE,  THE  DEPOSITOR  OR THE MASTER  SERVICER TO ANY
OBLIGATION OR LIABILITY  (INCLUDING  OBLIGATIONS AND  LIABILITIES  UNDER ERISA OR SECTION 4975
OF THE CODE) IN  ADDITION  TO THOSE  UNDERTAKEN  IN THE  AGREEMENT,  WHICH  OPINION OF COUNSEL
SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE DEPOSITOR OR THE MASTER SERVICER.

ANY  RESALE,  TRANSFER  OR  OTHER  DISPOSITION  OF THIS  CERTIFICATE  MAY BE MADE  ONLY IF THE
PROPOSED  TRANSFEREE  PROVIDES A TRANSFER  AFFIDAVIT  TO THE MASTER  SERVICER  AND THE TRUSTEE
THAT (1) SUCH  TRANSFEREE  IS NOT (A) THE UNITED  STATES,  ANY STATE OR POLITICAL  SUBDIVISION
THEREOF,  ANY  FOREIGN  GOVERNMENT,   ANY  INTERNATIONAL   ORGANIZATION,   OR  ANY  AGENCY  OR
INSTRUMENTALITY  OF ANY OF THE  FOREGOING,  (B) ANY  ORGANIZATION  (OTHER  THAN A  COOPERATIVE
DESCRIBED  IN SECTION  521 OF THE CODE)  WHICH IS EXEMPT  FROM THE TAX IMPOSED BY CHAPTER 1 OF
THE CODE  UNLESS SUCH  ORGANIZATION  IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE,
(C) ANY  ORGANIZATION  DESCRIBED  IN  SECTION  1381(a)(2)(C)  OF THE CODE,  (ANY  SUCH  PERSON
DESCRIBED  IN  THE  FOREGOING  CLAUSES  (A),  (B)  OR  (C)  BEING  HEREIN  REFERRED  TO  AS  A
"DISQUALIFIED  ORGANIZATION") OR (D) AN AGENT OF A DISQUALIFIED  ORGANIZATION,  (2) NO PURPOSE
OF SUCH TRANSFER IS TO IMPEDE THE  ASSESSMENT  OR  COLLECTION  OF TAX AND (3) SUCH  TRANSFEREE
SATISFIES

CERTAIN  ADDITIONAL   CONDITIONS   RELATING  TO  THE  FINANCIAL   CONDITION  OF  THE  PROPOSED
TRANSFEREE.  NOTWITHSTANDING  THE  REGISTRATION IN THE  CERTIFICATE  REGISTER OR ANY TRANSFER,
SALE OR OTHER  DISPOSITION OF THIS  CERTIFICATE TO A DISQUALIFIED  ORGANIZATION OR AN AGENT OF
A  DISQUALIFIED  ORGANIZATION,  SUCH  REGISTRATION  SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR
EFFECT  WHATSOEVER  AND SUCH  PERSON  SHALL NOT BE DEEMED  TO BE A  CERTIFICATEHOLDER  FOR ANY
PURPOSE  HEREUNDER,  INCLUDING,  BUT NOT  LIMITED  TO, THE  RECEIPT OF  DISTRIBUTIONS  ON THIS
CERTIFICATE.  EACH HOLDER OF THIS  CERTIFICATE  BY  ACCEPTANCE  OF THIS  CERTIFICATE  SHALL BE
DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Class R-__                                       Certificate No. __
Date of Pooling and Servicing                    Percentage Interest: __%
Agreement and Cut-off Date:
February 1, 2006
First Distribution Date:                         Initial Certificate Principal
March 27, 2006                                   Balance of this Certificate: $______
Master Servicer:
Residential Funding Corporation

                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                       SERIES 2006-NC2

               evidencing a percentage  interest in any distributions  allocable to the Class  R-__  Certificates  with  respect to the Trust Fund
               consisting   primarily  of  a  pool  of   conventional   one-  to
               four-family fixed and adjustable  interest rate, first and junior
               lien  mortgage   loans  sold  by  RESIDENTIAL   ASSET   MORTGAGE.
               PRODUCTS, INC.

        This  Certificate  is  payable  solely  from the assets of the Trust Fund and does not represent an obligation of or interest in  Residential  Asset  Mortgage  Products,  Inc.,  the
Master  Servicer,  the Trustee  referred  to below or any of their  affiliates.  Neither  this
Certificate  nor the underlying  Mortgage Loans are guaranteed or insured by any  governmental agency or  instrumentality  or by  Residential  Asset  Mortgage  Products,  Inc.,  the  Master
Servicer, the Trustee or any of their affiliates.  None of the Depositor,  the Master Servicer or any of their  affiliates  will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

        This certifies that  ___________  is the registered  owner of the Percentage  Interest evidenced  by this  Certificate  in  certain  distributions  with  respect  to the Trust  Fund consisting  primarily  of a pool of  conventional  one- to  four-family  fixed and  adjustable interest  rate,  first  and  junior  lien  mortgage  loans  (the  "Mortgage  Loans"),  sold by
Residential Asset Mortgage  Products,  Inc.  (hereinafter  called the "Depositor,"  which term includes any  successor  entity  under the  Agreement  referred to below).  The Trust Fund was created  pursuant  to a  Pooling  and  Servicing  Agreement  dated  as  specified  above  (the
"Agreement) among the Depositor,  the Master Servicer and U.S. Bank National  Association,  as
trustee (the  "Trustee"),  a summary of certain of the  pertinent  provisions  of which is set forth  hereafter.  To the extent not defined herein,  the  capitalized  terms used herein have the meanings  assigned in the  Agreement.  This  Certificate is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which Agreement the Holder of this
Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement,  a  distribution  will be made on the 25th day of each  month  or, if such 25th day is not a  Business  Day,  the  Business  Day  immediately following (the "Distribution Date"),  commencing as described in the Agreement,  to the Person in whose name this  Certificate  is  registered  at the close of business on the last Business
Day of the month next preceding the month in which the related  Distribution  Date occurs (the
"Record  Date"),  from the related  Available  Distribution  Amount in an amount  equal to the product of the Percentage  Interest  evidenced by this  Certificate and the amount of interest and principal,  if any,  required to be distributed to Holders of Class R-__  Certificates  on such Distribution Date.

        Each  Holder of this  Certificate  will be  deemed  to have  agreed to be bound by the restrictions  set  forth in the  Agreement  to the  effect  that (i) each  person  holding  or acquiring  any  Ownership  Interest in this  Certificate  must be a United States Person and a
Permitted  Transferee,  (ii) the transfer of any Ownership  Interest in this  Certificate will be  conditioned  upon the delivery to the Trustee of, among other things,  an affidavit to the effect that it is a United  States  Person and  Permitted  Transferee,  (iii) any attempted or purported  transfer  of any  Ownership  Interest  in this  Certificate  in  violation  of such restrictions  will be  absolutely  null  and void and will  vest no  rights  in the  purported transferee,  and  (iv) if any  person  other  than a  United  States  Person  and a  Permitted
Transferee  acquires  any  Ownership  Interest  in  this  Certificate  in  violation  of  such restrictions,  then the  Master  Servicer  will have the  right,  in its sole  discretion  and without  notice to the Holder of this  Certificate,  to sell this  Certificate  to a purchaser selected  by  the  Master  Servicer,  which  purchaser  may  be the  Master  Servicer,  or any affiliate of the Master  Servicer,  on such terms and  conditions  as the Master  Servicer may choose.

        Notwithstanding  the above,  the final  distribution on this  Certificate will be made after  due  notice  of the  pendency  of such  distribution  and only  upon  presentation  and surrender  of this  Certificate  at the office or agency  appointed  by the  Trustee  for that purpose  in the  City of St.  Paul,  Minnesota.  The  Holder  of  this  Certificate  may  have additional obligations with respect to this Certificate, including tax liabilities.

        No  transfer  of this Class R-__  Certificate  will be made  unless  such  transfer is exempt from the registration  requirements of the Securities Act of 1933, as amended,  and any applicable  state  securities  laws or is made in  accordance  with said Act and laws.  In the event that such a transfer  is to be made,  (i) the  Trustee or the  Depositor  may require an opinion of counsel  acceptable  to and in form and substance  satisfactory  to the Trustee and the  Depositor  that such  transfer is exempt  (describing  the  applicable  exemption and the basis  therefor)  from or is being  made  pursuant  to the  registration  requirements  of the
Securities Act of 1933, as amended,  and of any  applicable  statute of any state and (ii) the transferee  shall execute an investment  letter in the form  described by the  Agreement.  The
Holder hereof  desiring to effect such  transfer  shall,  and does hereby agree to,  indemnify the Trustee,  the  Depositor,  the Master  Servicer and the  Certificate  Registrar  acting on behalf of the Trustee  against any liability  that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws.

        As described  above, no transfer of this Certificate (or any interest herein) shall be made unless the transferee  provides the Trustee,  the Depositor and the Master  Servicer with either (a) a  certification  pursuant to Section  5.02(e) of the  Agreement  stating  that the transferee  is not an employee  benefit or other plan  subject to the  prohibited  transaction provisions of ERISA or Section 4975 of the Code (each,  a "Plan"),  or any Person  (including, without  limitation,  an insurance  company  investing  its general  accounts,  an  investment manager,  a named  fiduciary or a trustee of any Plan) who is using "plan assets,"  within the meaning of the U.S. Department of Labor regulation  promulgated at 29 C.F.R.ss.2510.3-101,  of any Plan (each,  a "Plan  Investor") to effect such  acquisition  or (b) an opinion of counsel acceptable to and in form and  substance  satisfactory  to the Trustee,  the Depositor and the
Master  Servicer  to the  effect  that  the  purchase  and  holding  of  this  Certificate  is permissible  under  applicable  law, will not constitute or result in a non-exempt  prohibited transaction  under Section 406 of ERISA or Section 4975 of the Code (or comparable  provisions of any subsequent  enactments),  and will not subject the Trustee, the Depositor or the Master
Servicer to any obligation or liability  (including  obligations or liabilities under ERISA or
Section 4975 of the Code) in addition to those  undertaken in the Agreement,  which opinion of counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer.

        This Certificate is one of a duly authorized  issue of Certificates  issued in several
Classes  designated  as  Mortgage  Asset-Backed   Pass-Through   Certificates  of  the  Series
specified hereon (herein collectively called the "Certificates").

        The  Certificates  are  limited  in  right  of  payment  to  certain  collections  and recoveries  respecting the Mortgage Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage
Loan,  such advance is  reimbursable  to the Master  Servicer,  to the extent  provided in the
Agreement,  from related  recoveries  on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As  provided in the  Agreement,  withdrawals  from the  Custodial  Account  and/or the
Certificate  Account created for the benefit of  Certificateholders  may be made by the Master
Servicer from time to time for purposes other than distributions to  Certificateholders,  such purposes including without  limitation  reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

        The Agreement permits, with certain exceptions therein provided,  the amendment of the
Agreement and the  modification  of the rights and  obligations of the  Depositor,  the Master
Servicer and the Trustee and the rights of the  Certificateholders  under the  Agreement  from time to time by the  Depositor,  the Master  Servicer  and the Trustee with the consent of the
Holders  of  Certificates  evidencing  in the  aggregate  not less than 66% of the  Percentage
Interests of each Class of Certificates  affected  thereby.  Any such consent by the Holder of this  Certificate  shall be conclusive  and binding on such Holder and upon all future holders of this  Certificate  and of any  Certificate  issued upon the transfer  hereof or in exchange herefor  or in  lieu  hereof  whether  or not  notation  of such  consent  is  made  upon  the
Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain  circumstances without  the  consent of the Holders of any of the  Certificates  and,  in certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the  Agreement  and subject to certain  limitations  therein set forth, the transfer of this  Certificate is registrable  in the  Certificate  Register upon surrender of this Certificate for  registration of transfer at the offices or agencies  appointed by the
Trustee  in  the  City  of St.  Paul,  Minnesota,  duly  endorsed  by,  or  accompanied  by an assignment in the form below or other written  instrument of transfer in form  satisfactory to the  Trustee  and the  Certificate  Registrar  duly  executed  by the  Holder  hereof  or such
Holder's  attorney duly authorized in writing,  and thereupon one or more new  Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

        The  Certificates  are issuable only as  registered  Certificates  without  coupons in
Classes and in  denominations  specified in the  Agreement.  As provided in the  Agreement and subject to certain  limitations  therein  set forth,  Certificates  are  exchangeable  for new
Certificates of authorized  denominations  evidencing the same Class and aggregate  Percentage
Interest, as requested by the  Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange,  but the Trustee may require  payment of a sum  sufficient  to cover any tax or other  governmental charge payable in connection therewith.

        The Depositor,  the Master Servicer,  the Trustee,  the Certificate  Registrar and any
agent of the Depositor,  the Master  Servicer,  the Trustee or the  Certificate  Registrar may
treat the Person in whose name this  Certificate  is  registered  as the owner  hereof for all purposes,  and  neither the  Depositor,  the Master  Servicer,  the Trustee nor any such agent shall be affected by notice to the contrary.

        This  Certificate  shall be governed by and construed in  accordance  with the laws of the State of New York, without regard to the conflicts of law principles  thereof,  other than
Sections 5-1401 and 5-1402 of the New York General Obligations Law.

        The  obligations  created by the  Agreement in respect of these  Certificates  and the
Trust Fund created  thereby  shall  terminate  upon the payment to  Certificateholders  of all amounts  held by or on behalf of the Trustee and  required to be paid to them  pursuant to the
Agreement  following  the  earlier  of (i) the  maturity  or  other  liquidation  of the  last
Mortgage Loan subject  thereto or the  disposition of all property  acquired upon  foreclosure or deed in lieu of  foreclosure  of any Mortgage  Loan,  and (ii) the purchase by  Residential
Funding  Corporation  or its designee from the Trust Fund of all remaining  Mortgage Loans and all property  acquired in respect of such Mortgage Loans,  thereby  effecting early retirement of the  related  Certificates.  The  Agreement  permits,  but  does not  require,  Residential
Funding  Corporation  or its designee (i) to purchase,  at a price  determined  as provided in the  Agreement,  all  remaining  Mortgage  Loans and all  property  acquired in respect of any
Mortgage  Loan or (ii) subject to the terms of the  Agreement,  to purchase in whole,  but not in part, all of the related  Certificates  from the Holders thereof;  provided,  that any such option  may only be  exercised  if the  aggregate  Stated  Principal  Balance  of the  related
Mortgage Loans, as of the  Distribution  Date upon which the proceeds of any such purchase are distributed  is less than ten percent of the  Cut-off  Date  Principal  Balance of the related
Mortgage Loans.

        Unless the certificate of  authentication  hereon has been executed by the Certificate
Registrar,  by manual  signature,  this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                            U.S. BANK NATIONAL ASSOCIATION,
                                                    as Trustee

                                            By:
                                                    Authorized Signatory

Dated: ________ __, 2006

                                CERTIFICATE OF AUTHENTICATION

        This is one of the Class R Certificates referred to in the within-mentioned Agreement.

                                            U.S. BANK NATIONAL ASSOCIATION,
                                                    as Certificate Registrar

                                            By:  _______________________________
                                                    Authorized Signatory

                                          ASSIGNMENT

        FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please  print or  typewrite  name and  address  including  postal zip code of  assignee)  the beneficial  interest  evidenced  by the within Trust  Certificate  and hereby  authorizes  the transfer of  registration  of such  interest to  assignee on the  Certificate  Register of the
Trust Fund.

        I (We) further direct the  Certificate  Registrar to issue a new Certificate of a like denomination  and Class,  to the above named  assignee  and deliver  such  Certificate  to the following address:

Dated:_____________________                          __________________________________
                                                     Signature by or on behalf of assignor

                                                            __________________________________
                                                     Signature Guaranteed

                                  DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

        Distributions shall be made, by wire transfer or otherwise,  in immediately  available funds to

for the account of
account number
or, if mailed by check, to                                                                   .

        Applicable statements should be mailed to:

                                                                                             .

        This  information  is provided by  ___________________________________,  the  assignee named above, or ______________________________, as its agent.

                                          EXHIBIT F

                                 FORM OF CUSTODIAL AGREEMENT

                                     CUSTODIAL AGREEMENT

THIS CUSTODIAL  AGREEMENT (as amended and  supplemented  from time to time, the  "Agreement"), dated as of  _________  1,  20__,  by and among U.S.  BANK  NATIONAL  ASSOCIATION,  as trustee
(including  its  successors  under  the  Pooling  Agreement  defined  below,  the  "Trustee"),
RESIDENTIAL  ASSET  MORTGAGE  PRODUCTS,  INC.,  as company  (together  with any  successor  in interest, the "Company"),  RESIDENTIAL FUNDING CORPORATION,  as master servicer (together with any  successor in interest or successor  under the Pooling  Agreement  referred to below,  the
"Master  Servicer") and WELLS FARGO BANK,  N.A., as custodian  (together with any successor in interest or any successor appointed hereunder, the "Custodian").

                                 W I T N E S S E T H T H A T:

               WHEREAS,  the Company,  the Master Servicer and the Trustee have entered into a
    Pooling and Servicing  Agreement,  dated as of _________ 1, 20__, relating to the issuance
    of  Residential  Asset  Mortgage  Products,   Inc.,  Mortgage  Asset-Backed   Pass-Through
    Certificates,  Series 2006-NC2 (as in effect on the date of this Agreement,  the "Original
    Pooling  Agreement,"  and as amended  and  supplemented  from time to time,  the  "Pooling
    Agreement"); and

               WHEREAS,  the  Custodian  has  agreed to act as agent for the  Trustee  for the purposes of receiving and holding  certain  documents and other  instruments  delivered by the Company and the Master  Servicer under the Pooling  Agreement,  all upon the terms and conditions and subject to the limitations hereinafter set forth;

               NOW,  THEREFORE,  in consideration of the premises and the mutual covenants and agreements  hereinafter set forth, the Trustee,  the Company,  the Master Servicer and the
    Custodian hereby agree as follows:

ARTICLE I

                                         Definitions

        Capitalized  terms  used in this  Agreement  and not  defined  herein  shall  have the meanings  assigned  in the  Original  Pooling  Agreement,  unless  otherwise  required  by the context herein.

ARTICLE II

                                Custody of Mortgage Documents

Section 2.1    Custodian to Act as Agent:  Acceptance of Mortgage  Files.  The Company and the
Master  Servicer  hereby  direct the Trustee to appoint  Wells Fargo Bank,  N.A. as Custodian.
The Custodian,  as the duly appointed  agent of the Trustee for these  purposes,  acknowledges receipt of the  Mortgage  Files  relating to the  Mortgage  Loans  identified  on the schedule attached  hereto (the "Mortgage  Files") and declares that it holds and will hold the Mortgage
Files as agent for the  Trustee,  in trust,  for the use and benefit of all present and future
Certificateholders.

Section 2.2    Recordation  of  Assignments.  If  any  Mortgage  File  includes  one  or  more assignments of the related  Mortgage  Loans to the Trustee that have not been  recorded,  each such  assignment  shall be  delivered  by the  Custodian  to the  Company  for the  purpose of recording it in the appropriate public office for real property records,  and the Company,  at no expense to the Custodian,  shall promptly  cause to be recorded in the  appropriate  public office for real property  records each such  assignment  and,  upon receipt  thereof from such public office, shall return each such assignment to the Custodian.

Section 2.3    Review of Mortgage Files.

(a)     On or prior to the  Closing  Date,  the  Custodian  shall  deliver  to the  Trustee an
Initial  Certification  in the form  annexed  hereto as Exhibit  One  evidencing  receipt of a
Mortgage  File for each Mortgage Loan listed on the Schedule  attached  hereto (the  "Mortgage
Loan  Schedule").  The  parties  hereto  acknowledge  that  certain  documents  referred to in
Subsection  2.01(b)(i)  of the  Pooling  Agreement  may be missing on or prior to the  Closing
Date and such missing documents shall be listed as a Schedule to Exhibit One.

(b)     Within 45 days after the  Closing  Date,  the  Custodian  agrees,  for the  benefit of
Certificateholders,  to review  each  Mortgage  File and to deliver to the  Trustee an Interim
Certification  in the form  annexed  hereto as Exhibit  Two to the effect  that all  documents required to be  delivered  pursuant  to Section  2.01(b) of the  Pooling  Agreement  have been executed and received and that such documents  relate to the Mortgage Loans  identified on the
Mortgage  Loan  Schedule,  except for any  exceptions  listed on  Schedule A attached  to such
Interim  Certification.  For  purposes  of  such  review,  the  Custodian  shall  compare  the following  information in each Mortgage File to the corresponding  information in the Mortgage
Loan Schedule:  (i) the loan number,  (ii) the borrower name and (iii) the original  principal balance.  In the event that any Mortgage  Note or  Assignment  of Mortgage has been  delivered to the Custodian by the Company in blank,  the  Custodian,  upon the direction of the Company, shall cause each such  Mortgage  Note to be  endorsed to the Trustee and each such  Assignment of  Mortgage  to be  completed  in the name of the  Trustee  prior  to the date on which  such
Interim  Certification  is  delivered  to the  Trustee.  Within  45  days  of  receipt  of the documents required to be delivered  pursuant to Section 2.01(b) of the Pooling Agreement,  the
Custodian  agrees,  for the benefit of the  Certificateholders,  to review each such document, and upon the written  request of the  Trustee to deliver to the Trustee an updated  Schedule A to the  Interim  Certification.  The  Custodian  shall  be  under  no  duty or  obligation  to inspect,  review or examine  said  documents,  instruments,  certificates  or other  papers to determine that the same are genuine,  enforceable,  or appropriate for the represented purpose or that they have  actually  been recorded or that they are other than what they purport to be on their face,  or that the MIN is  accurate.  If in  performing  the review  required by this
Section 2.3 the Custodian  finds any document or documents  constituting  a part of a Mortgage
File to be  missing  or  defective  in  respect of the items  reviewed  as  described  in this
Section 2.3(b), the Custodian shall promptly so notify the Company,  the Master Servicer,  and the Trustee.

(c)     Upon  receipt of all  documents  required to be in the  Mortgage  Files the  Custodian
shall  deliver  to  the  Trustee  a  Final   Certification  in  the  form  annexed  hereto  as
Exhibit Three evidencing the completeness of the Mortgage Files.

        Upon receipt of written request from the Trustee,  the Company or the Master Servicer, the  Custodian  shall as soon as  practicable  supply  the  Trustee  with a list of all of the documents  relating  to the  Mortgage  Loans  required  to be  delivered  pursuant  to Section
2.01(b) of the Pooling Agreement not then contained in the Mortgage Files.

Section 2.4    Notification of Breaches of  Representations  and Warranties.  If the Custodian
discovers,  in the course of performing its custodial functions,  a breach of a representation or warranty made by the Master  Servicer or the Company as set forth in the Pooling  Agreement with respect to a Mortgage Loan relating to a Mortgage File,  the Custodian  shall give prompt written notice to the Company, the Master Servicer, and the Trustee.

Section 2.5    Custodian to  Cooperate:  Release of Mortgage  Files.  Upon the  repurchase  or substitution  of any Mortgage Loan pursuant to Article II of the Pooling  Agreement or payment in full of any Mortgage  Loan, or the receipt by the Master  Servicer of a  notification  that payment  in full  will be  escrowed  in a manner  customary  for  such  purposes,  the  Master
Servicer shall  immediately  notify the Custodian by delivering to the Custodian a Request for
Release  (in the form of Exhibit  Four  attached  hereto or a mutually  acceptable  electronic form) and shall  request  delivery to it of the Mortgage  File.  The  Custodian  agrees,  upon receipt of such  Request for Release,  promptly to release to the Master  Servicer the related
Mortgage  File.  Upon  written  notification  of a  substitution,  the Master  Servicer  shall deliver  to the  Custodian  and the  Custodian  agrees to accept the  Mortgage  Note and other documents  constituting  the Mortgage File with respect to any Qualified  Substitute  Mortgage
Loan, upon receiving written notification from the Master Servicer of such substitution.

        Upon receipt of a Request for Release from the Master Servicer,  signed by a Servicing
Officer,  stating that (i) the Master Servicer or a Subservicer,  as the case may be, has made a deposit into the  Certificate  Account in payment for the  purchase of the related  Mortgage
Loan in an amount equal to the Purchase  Price for such  Mortgage Loan or (ii) the Company has chosen to  substitute  a  Qualified  Substitute  Mortgage  Loan for such  Mortgage  Loan,  the
Custodian shall release to the Master Servicer the related Mortgage File.

        From time to time as is appropriate  for the servicing or foreclosures of any Mortgage
Loan,  including,  for this  purpose,  collection  under any Primary  Insurance  Policy or any
Mortgage Pool Insurance  Policy,  the Master Servicer shall deliver to the Custodian a Request for Release  certifying  as to the reason for such  release.  Upon  receipt of the  foregoing, the Custodian  shall deliver the Mortgage  File or such document to the Master  Servicer.  The
Master  Servicer  shall cause each  Mortgage  File or any  document  therein so released to be returned to the  Custodian  when the need  therefor by the Master  Servicer no longer  exists, unless (i) the Mortgage Loan has been  liquidated  and the  Liquidation  Proceeds  relating to the Mortgage Loan have been  deposited in the  Custodial  Account or (ii) the Mortgage File or
such  document  has been  delivered  to an  attorney,  or to a public  trustee or other public official as required by law,  for  purposes of  initiating  or pursuing  legal action or other
proceedings   for  the   foreclosure   of  the  Mortgaged   Property   either   judicially  or
non-judicially,  and the Master  Servicer has  delivered to the  Custodian an updated  Request for  Release  signed by a  Servicing  Officer  certifying  as to the name and  address  of the
Person  to which  such  Mortgage  File or such  document  was  delivered  and the  purpose  or purposes of such  delivery.  Immediately  upon  receipt of any Mortgage  File  returned to the
Custodian by the Master Servicer,  the Custodian shall deliver a signed  acknowledgment to the
Master Servicer, confirming receipt of such Mortgage File.

        Upon the  request  of the  Master  Servicer,  the  Custodian  will send to the  Master
Servicer copies of any documents contained in the Mortgage File.

Section 2.6    Assumption   Agreements.   In  the  event  that  any  assumption  agreement  or
substitution  of  liability  agreement  is  entered  into with  respect to any  Mortgage  Loan subject  to this  Agreement  in  accordance  with the  terms  and  provisions  of the  Pooling
Agreement,   the  Master   Servicer  shall  notify  the  Custodian  that  such  assumption  or substitution  agreement  has been  completed by  forwarding  to the  Custodian the original of such assumption or substitution  agreement,  which shall be added to the related Mortgage File and, for all  purposes,  shall be  considered a part of such  Mortgage File to the same extent as all other documents and instruments constituting parts thereof.

ARTICLE III

                                   Concerning the Custodian

Section 3.1    Custodian  a Bailee and Agent of the  Trustee.  With  respect to each  Mortgage
Note,  Mortgage and other  documents  constituting  each  Mortgage File which are delivered to the  Custodian,  the Custodian is  exclusively  the bailee and agent of the Trustee and has no instructions  to hold any  Mortgage  Note or Mortgage for the benefit of any person other than the Trustee,  holds such  documents for the benefit of  Certificateholders  and  undertakes to perform  such duties and only such  duties as are  specifically  set forth in this  Agreement.
Except upon  compliance  with the  provisions  of Section 2.5 of this  Agreement,  no Mortgage
Note,  Mortgage or other  document  constituting  a part of a Mortgage File shall be delivered by the  Custodian  to the  Company or the  Master  Servicer  or  otherwise  released  from the possession of the Custodian.

        The Master  Servicer  shall  promptly  notify the  Custodian in writing if it shall no longer be a member of MERS, or if it otherwise  shall no longer be capable of registering  and recording  Mortgage  Loans using MERS.  In addition,  the Master  Servicer  shall (i) promptly notify the  Custodian in writing when a MERS Mortgage  Loan is no longer  registered  with and recorded  under MERS and (ii)  concurrently  with any such  deregistration  of a MERS Mortgage
Loan,  prepare,  execute  and  record an  original  assignment  from MERS to the  Trustee  and deliver such assignment to the Custodian.

Section 3.2    Indemnification.   The  Company   hereby  agrees  to  indemnify  and  hold  the
Custodian  harmless  from and against  all  claims,  liabilities,  losses,  actions,  suits or proceedings at law or in equity,  or any other  expenses,  fees or charges of any character or nature,  which the  Custodian  may incur or with  which the  Custodian  may be  threatened  by reason of its acting as  custodian  under this  Agreement,  including  indemnification  of the
Custodian  against  any  and all  expenses,  including  attorney's  fees  if  counsel  for the
Custodian  has been  approved by the Company,  and the cost of defending  any action,  suit or proceedings  or  resisting  any  claim.  Notwithstanding  the  foregoing,  it is  specifically understood  and agreed  that in the event any such claim,  liability,  loss,  action,  suit or proceeding or other  expense,  fee or charge shall have been caused by reason of any negligent act,  negligent  failure to act or willful  misconduct on the part of the Custodian,  or which shall constitute a willful breach of its duties hereunder,  the indemnification  provisions of this Agreement shall not apply.

Section 3.3    Custodian May Own  Certificates.  The Custodian in its  individual or any other capacity  may become the owner or pledgee of  Certificates  with the same rights it would have if it were not Custodian.

Section 3.4    Master  Servicer to Pay  Custodian's  Fees and  Expenses.  The Master  Servicer
covenants and agrees to pay to the  Custodian  from time to time,  and the Custodian  shall be entitled  to,  reasonable  compensation  for all  services  rendered by it in the exercise and performance  of any of the  powers  and  duties  hereunder  of the  Custodian,  and the Master
Servicer  will pay or reimburse the Custodian  upon its request for all  reasonable  expenses, disbursements  and advances  incurred or made by the Custodian in  accordance  with any of the provisions of this  Agreement  (including  the  reasonable  compensation  and the expenses and disbursements  of its  counsel and of all persons not  regularly  in its  employ),  except any such expense, disbursement or advance as may arise from its negligence or bad faith.

Section 3.5    Custodian May Resign:  Trustee May Remove  Custodian.  The Custodian may resign from the obligations  and duties hereby imposed upon it as such  obligations and duties relate
to  its  acting  as  Custodian  of  the  Mortgage   Loans.   Upon  receiving  such  notice  of
resignation,  the Trustee  shall  either take  custody of the  Mortgage  Files itself and give prompt  notice  thereof to the Company,  the Master  Servicer and the  Custodian,  or promptly appoint  a  successor  Custodian  by  written  instrument,  in  duplicate,  one  copy of which instrument  shall be  delivered  to the  resigning  Custodian  and one  copy to the  successor
Custodian.  If the  Trustee  shall  not  have  taken  custody  of the  Mortgage  Files  and no successor  Custodian  shall have been so appointed  and have  accepted  appointment  within 30 days after the giving of such notice of  resignation,  the  resigning  Custodian  may petition any court of competent jurisdiction for the appointment of a successor Custodian.

        The Trustee,  at the direction of the Master Servicer and the Company,  may remove the
Custodian at any time,  with or without cause.  In such event,  the Trustee shall appoint,  or petition a court of competent  jurisdiction to appoint, a successor Custodian  hereunder.  Any successor  Custodian shall be a depository  institution  subject to supervision or examination by federal or state  authority and shall be able to satisfy the other  requirements  contained in Section 3.7 and shall be unaffiliated with the Master Servicer or the Company.

        Any resignation or removal of the Custodian and  appointment of a successor  Custodian pursuant to any of the provisions of this Section 3.5 shall become  effective upon  acceptance of  appointment  by the  successor  Custodian.  The Trustee  shall give  prompt  notice to the
Company and the Master  Servicer of the appointment of any successor  Custodian.  No successor
Custodian  shall be  appointed  by the Trustee  without the prior  approval of the Company and the Master Servicer.

Section 3.6    Merger or Consolidation  of Custodian.  Any Person into which the Custodian may be merged or  converted or with which it may be  consolidated,  or any Person  resulting  from any merger,  conversion  or  consolidation  to which the  Custodian  shall be a party,  or any
Person  succeeding to the business of the  Custodian,  shall be the successor of the Custodian hereunder,  without  the  execution  or filing of any paper or any  further act on the part of any of the parties  hereto,  anything  herein to the contrary  notwithstanding;  provided that such  successor is a depository  institution  subject to supervision or examination by federal or state  authority  and is able to satisfy the other  requirements  contained  in Section 3.7 and is unaffiliated with the Master Servicer or the Company.

Section 3.7    Representations  of the Custodian.  The Custodian hereby  represents that it is a  depository  institution  subject  to  supervision  or  examination  by a  federal  or state authority,  has a combined capital and surplus of at least  $15,000,000 and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.

ARTICLE IV

                                Compliance with Regulation AB

               Section 4.1.  Intent  of  the  Parties;  Reasonableness.   The  parties  hereto
acknowledge  and agree that the purpose of this Article IV is to facilitate  compliance by the
Company  with the  provisions  of  Regulation  AB and  related  rules and  regulations  of the
Commission.  The Company shall not exercise its right to request  delivery of  information  or other  performance  under these  provisions  other than in good faith,  or for purposes  other than  compliance  with the Securities  Act, the Exchange Act and the rules and  regulations of the  Commission  under the  Securities  Act and the Exchange Act.  Each of the parties  hereto acknowledges that  interpretations  of the requirements of Regulation AB may change over time, whether due to  interpretive  guidance  provided  by the  Commission  or its staff,  consensus
among  participants  in  the  mortgage-backed   securities  markets,  advice  of  counsel,  or
otherwise,  and agrees to comply with  requests made by the Company in good faith for delivery of information under these provisions on the basis of evolving  interpretations  of Regulation
AB. The  Custodian  shall  cooperate  reasonably  with the  Company to deliver to the  Company
(including any of its assignees or designees),  any and all disclosure,  statements,  reports, certifications,  records and any other  information  necessary in the  reasonable,  good faith determination  of the  Company  to  permit  the  Company  to  comply  with the  provisions  of
Regulation AB.

               Section 4.2.  Additional Representations and Warranties of the Custodian.

               (a)    The Custodian  hereby  represents and warrants that the  information set forth  under  the  caption  "Pooling  and  Servicing  Agreement--Custodial  Arrangements"  (the
"Custodian  Disclosure") in the Prospectus  Supplement dated February 28, 2006 relating to the
Certificates  does not  contain  any untrue  statement  of a material  fact or omit to state a material  fact  required to be stated  therein or  necessary  in order to make the  statements therein, in the light of the circumstances under which they were made, not misleading.

               (b)    The  Custodian  shall be deemed to  represent  to the  Company as of the date hereof and on each date on which  information  is provided to the Company  under  Section
4.3 that,  except as  disclosed  in writing to the Company  prior to such date:  (i) there are no aspects of its  financial  condition  that  could  have a  material  adverse  effect on the
performance  by  it  of  its  Custodian   obligations   under  this  Agreement  or  any  other
Securitization  Transaction as to which it is the custodian;  (ii) there are no material legal or  governmental  proceedings  pending  (or known to be  contemplated)  against  it; and (iii)
there are no  affiliations,  relationships  or  transactions  relating to the  Custodian  with respect  to the  Company  or any  sponsor,  issuing  entity,  servicer,  trustee,  originator, significant  obligor,  enhancement or support provider or other material transaction party (as
such  terms  are  used  in  Regulation   AB)  relating  to  the   Securitization   Transaction
contemplated  by the  Agreement,  as  identified by the Company to the Custodian in writing as of the Closing Date (each, a "Transaction Party").

               (c)    If so requested by the Company on any date  following  the Closing Date, the Custodian  shall,  within five Business Days  following  such request,  confirm in writing the  accuracy  of the  representations  and  warranties  set  forth in  paragraph  (a) of this
Section or, if any such  representation  and  warranty is not  accurate as of the date of such confirmation,  provide reasonably  adequate  disclosure of the pertinent facts, in writing, to the  requesting  party.  Any such request  from the Company  shall not be given more than once each calendar  quarter,  unless the Company shall have a reasonable  basis for a determination that any of the representations and warranties may not be accurate.

               Section 4.3.  Additional  Information to Be Provided by the  Custodian.  For so
long as the  Certificates  are  outstanding,  for the  purpose  of  satisfying  the  Company's reporting  obligation  under the Exchange Act with respect to any class of  Certificates,  the
Custodian shall  (a) notify the Company in writing of any material  litigation or governmental proceedings  pending against the Custodian that would be material to  Certificateholders,  and
(b)  provide  to the  Company a written  description  of such  proceedings.  Any  notices  and descriptions  required under this Section 4.3  shall be given no later than five Business Days prior to the  Determination  Date  following the month in which the Custodian has knowledge of the  occurrence of the relevant  event.  As of the date the Company or Master  Servicer  files each Report on Form 10-D or Form 10-K with respect to the  Certificates,  the  Custodian  will be deemed to represent that any information  previously  provided under this  Section 4.3,  if any, is materially  correct and does not have any material  omissions unless the Custodian has provided an update to such information.

               Section 4.4.  Report  on  Assessment  of  Compliance  and  Attestation.  On  or
before March 15 of each calendar year, commencing in 2007, the Custodian shall:

               (a)    deliver  to the  Company  a report  (in form  and  substance  reasonably satisfactory  to the Company)  regarding the  Custodian's  assessment  of compliance  with the
Servicing  Criteria  during the immediately  preceding  calendar year, as required under Rules
13a-18 and 15d-18 of the  Exchange  Act and Item 1122 of  Regulation  AB. Such report shall be addressed  to the  Company and signed by an  authorized  officer of the  Custodian,  and shall address each of the  Servicing  Criteria  specified on a  certification  substantially  in the form of Exhibit Five hereto; and

               (b)    deliver to the Company a report of a registered  public  accounting firm reasonably  acceptable  to the Company  that  attests to, and  reports on, the  assessment  of compliance  made by the  Custodian and delivered  pursuant to the  preceding  paragraph.  Such attestation  shall be in accordance with Rules  1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.

               Section 4.5.  Indemnification; Remedies.

               (a)    The  Custodian  shall  indemnify  the  Company,  each  affiliate  of the
Company,  the Master  Servicer and each broker dealer acting as  underwriter,  placement agent or initial  purchaser  of the  Certificates  or each Person who  controls  any of such parties
(within the meaning of Section 15 of the  Securities  Act and Section 20 of the Exchange Act);
and the respective  present and former  directors,  officers,  employees and agents of each of the  foregoing,  and shall hold each of them  harmless  from and against any losses,  damages, penalties,  fines, forfeitures,  legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

               (i)(A) any untrue  statement  of a  material  fact  contained  or alleged to be
contained  in  the  Custodian   Disclosure  and  any   information,   report,   certification,
accountants'  attestation or other material  provided under this Article IV by or on behalf of the Custodian  (collectively,  the  "Custodian  Information"),  or (B) the omission or alleged omission to state in the  Custodian  Information  a material fact required to be stated in the
Custodian  Information or necessary in order to make the statements  therein,  in the light of the circumstances under which they were made, not misleading; or

        (ii)   any   failure  by  the   Custodian   to  deliver   any   information,   report,
certification,  accountants'  attestation  or other  material when and as required  under this
Article IV.

               (b)    In the case of any failure of  performance  described  in clause (ii) of
Section 4.5(a),  the Custodian shall promptly  reimburse the Company for all costs  reasonably
incurred  by  the  Company  in  order  to  obtain  the  information,   report,  certification,
accountants' letter or other material not delivered as required by the Custodian.

ARTICLE V

Section 5.1    Notices. All notices,  requests,  consents and demands and other communications required  under this  Agreement  or pursuant  to any other  instrument  or document  delivered hereunder shall be in writing and, unless otherwise  specifically  provided,  may be delivered personally,  by telegram or telex,  or by  registered  or  certified  mail,  postage  prepaid, return  receipt  requested,  at the addresses  specified on the signature  page hereof (unless changed  by the  particular  party  whose  address  is  stated  herein  by  similar  notice in writing), in each case the notice will be deemed delivered when received.

Section 5.2    Amendments.  No  modification  or amendment of or supplement to this  Agreement shall be valid or  effective  unless the same is in writing and signed by all parties  hereto, and none of the Company,  the Master  Servicer or the Trustee  shall enter into any  amendment hereof  except as permitted by the Pooling  Agreement.  The Trustee  shall give prompt  notice to the  Custodian of any  amendment or  supplement  to the Pooling  Agreement  and furnish the
Custodian with written copies thereof.

Section 5.3    GOVERNING  LAW. THIS  AGREEMENT  SHALL BE DEEMED A CONTRACT MADE UNDER THE LAWS
OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN  ACCORDANCE  WITH AND GOVERNED
BY THE LAWS OF THE  STATE OF NEW YORK  (WITHOUT  REGARD  TO THE  CONFLICTS  OF LAW  PRINCIPLES
THEREOF, OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

Section 5.4    Recordation  of  Agreement.  To the extent  permitted by  applicable  law, this
Agreement  is subject to  recordation  in all  appropriate  public  offices for real  property records  in all the  counties  or other  comparable  jurisdictions  in which any or all of the properties  subject  to the  Mortgages  are  situated,  and in any  other  appropriate  public recording  office or elsewhere,  such recordation to be effected by the Master Servicer and at its expense on  direction by the Trustee  (pursuant to the request of holders of  Certificates evidencing  undivided  interests in the aggregate of not less than 25% of the Trust Fund), but only upon  direction  accompanied  by an  Opinion of Counsel  reasonably  satisfactory  to the
Master  Servicer  to the effect  that the  failure  to effect  such  recordation  is likely to materially and adversely affect the interests of the Certificateholders.
        For the purpose of  facilitating  the recordation of this Agreement as herein provided and for other  purposes,  this  Agreement  may be  executed  simultaneously  in any  number of counterparts,  each of  which  counterparts  shall  be  deemed  to be an  original,  and  such counterparts shall constitute but one and the same instrument.

Section 5.5    Severability  of Provisions.  If any one or more of the covenants,  agreements, provisions or terms of this Agreement shall be for any reason  whatsoever  held invalid,  then such covenants,  agreements,  provisions or terms shall be deemed severable from the remaining covenants,  agreements,  provisions or terms of this  Agreement and shall in no way affect the validity or  enforceability  of the other  provisions of this Agreement or of the Certificates or the rights of the holders thereof.

    IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                                    U.S. BANK NATIONAL ASSOCIATION
                                                   as Trustee

U.S. Bank Corporate Trust Services
EP-MN-WS3D
60 Livingston Avenue
St. Paul, Minnesota  55107                  By:   __________________________________
Attn: Structured Finance/                   Name:
RAMP Series 2006-NC2                        Title:

Address:                                    RESIDENTIAL ASSET MORTGAGE
                                            PRODUCTS, INC.

8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437               By: ____________________________________
                                            Name:
                                            Title:

Address:                                    RESIDENTIAL FUNDING
                                            CORPORATION, as Master Servicer

8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437               By:  ___________________________________
                                            Name:
                                            Title:

Address:                                    WELLS FARGO BANK, N.A.

Document Custody
One Meridian Crossings - Lower Level
Richfield, Minnesota 55423                  By: ____________________________________
                                            Name:
                                            Title:

STATE OF MINNESOTA            )
                              )ss.:
COUNTY OF RAMSEY              )

    On the _______ day of _________,  20__,  before me, a notary public in and for said State, personally  appeared  ___________________________________________________,  known to me to
    be  a  _______________________________________   of  U.S.  Bank  National  Association,  a
    national banking association that executed the within instrument,  and also known to me to be the  person  who  executed  it on  behalf  of said  national  banking  association  and acknowledged to me that such national banking association executed the within instrument.

    IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                   _____________________________________
                                                   Notary Public

[Notarial Seal]

STATE OF MINNESOTA            )
                              )ss.:
COUNTY OF HENNEPIN            )

    On the _______ day of _________,  20__,  before me, a notary public in and for said State, personally  appeared,  _________,  known to me to be a Vice President of Residential Asset
    Mortgage Products, Inc., one of the corporations that executed the within instrument,  and also known to me to be the  person  who  executed  it on behalf of said  corporation,  and acknowledged to me that such corporation executed the within instrument.

    IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                   ______________________________________
                                                   Notary Public

[Notarial Seal]

STATE OF MINNESOTA            )
                              )ss.:
COUNTY OF HENNEPIN            )

    On the _______ day of _________,  20__,  before me, a notary public in and for said State, personally  appeared,  ________,  known to me to be an  Associate of  Residential  Funding
    Corporation,  one of the corporations that executed the within instrument,  and also known to me to be the person who executed it on behalf of said corporation,  and acknowledged to me that such corporation executed the within instrument.

    IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                   ______________________________________
                                                   Notary Public

[Notarial Seal]

STATE OF MINNESOTA            )
                              )ss.:
COUNTY OF HENNEPIN            )

    On the  _______ day of _______,  20__,  before me, a notary  public in and for said State, personally  appeared  __________________________________________,  known  to  me  to  be a
    _______________________________________  of Wells Fargo  Bank,  N.A.,  a national  banking association  that  executed the within  instrument,  and also known to me to be the person who executed it on behalf of said national  banking  association,  and  acknowledged to me that such national banking association executed the within instrument.

    IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                   Notary Public

                                         EXHIBIT ONE

                                      FORM OF CUSTODIAN
                                    INITIAL CERTIFICATION

                                                   March 2, 2006

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, Minnesota 55107
Attn: Structured Finance/RAMP Series 2006-NC2

Attention: Residential Asset Mortgage Products, Inc., Series 2006-NC2

        Re:    Custodial  Agreement,  dated as of  February  1, 2006,  by and among U.S.  Bank
               National Association,  Residential Asset Mortgage Products,  Inc.,  Residential
               Funding   Corporation  and  Wells  Fargo  Bank,  N.A.,   relating  to  Mortgage
               Asset-Backed Pass-Through Certificates, Series 2006-NC2

Ladies and Gentlemen:

    In accordance with Section 2.3 of the above-captioned  Custodial Agreement, and subject to
    Section 2.02 of the Pooling  Agreement,  the undersigned,  as Custodian,  hereby certifies that it has  received a Mortgage  File (which  contains an  original  Mortgage  Note or an original  Lost Note  Affidavit  with a copy of the  related  Mortgage  Note) to the extent required in  Section 2.01(b)  of the Pooling  Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule,  with any  exceptions  listed on Schedule A attached hereto.

    Capitalized  words and phrases used herein shall have the respective  meanings assigned to them in the above-captioned Custodial Agreement.

                                            WELLS FARGO BANK, N.A.

                                            By:  _________________________________________
                                            Name:
                                            Title:

                                         EXHIBIT TWO

                           FORM OF CUSTODIAN INTERIM CERTIFICATION

                                                   _______________, 2006

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, Minnesota 55107
Attn: Structured Finance/RAMP Series 2006-NC2

Attention: Residential Asset Mortgage Products, Inc., Series 2006-NC2

        Re:    Custodial  Agreement,  dated as of  ________  1, 20__,  by and among U.S.  Bank
               National Association,  Residential Asset Mortgage Products,  Inc.,  Residential
               Funding   Corporation  and  Wells  Fargo  Bank,  N.A.,   relating  to  Mortgage
               Asset-Backed Pass-Through Certificates, Series 2006-NC2

Ladies and Gentlemen:

    In  accordance  with  Section  2.3  of  the  above-captioned   Custodial  Agreement,   the
    undersigned,  as Custodian,  hereby  certifies that it has received a Mortgage File to the extent required  pursuant to Section 2.01(b) of the Pooling Agreement with respect to each
    Mortgage Loan listed in the Mortgage Loan Schedule,  and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined  that: all required  documents have been executed and received and that such documents  relate to the Mortgage Loans  identified on the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

    Capitalized  words and phrases used herein shall have the respective  meanings assigned to them in the above-captioned Custodial Agreement.

                                            WELLS FARGO BANK, N.A.

                                            By:   ___________________________________________
                                            Name:
                                            Title:

                                        EXHIBIT THREE

                            FORM OF CUSTODIAN FINAL CERTIFICATION

                                                   ______________, 2006

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, Minnesota 55107
Attn: Structured Finance/RAMP Series 2006-NC2

Attention: Residential Asset Mortgage Products, Inc., Series 2006-NC2

        Re:    Custodial  Agreement,  dated as of  _______ 1,  20__,  by and among  U.S.  Bank
               National Association,  Residential Asset Mortgage Products,  Inc.,  Residential
               Funding   Corporation  and  Wells  Fargo  Bank,  N.A.,   relating  to  Mortgage
               Asset-Backed Pass-Through Certificates, Series 2006-NC2

Ladies and Gentlemen:

    In  accordance  with  Section  2.3  of  the  above-captioned   Custodial  Agreement,   the
    undersigned,  as  Custodian,  hereby  certifies  that it has received a Mortgage File with respect to each  Mortgage  Loan listed in the Mortgage  Loan  Schedule and it has reviewed the Mortgage  File and the Mortgage Loan Schedule and has  determined  that:  all required documents  referred to in Section 2.01(b) of the Pooling  Agreement have been executed and received and that such documents  relate to the Mortgage Loans  identified on the Mortgage
    Loan Schedule.

    Capitalized  words and phrases used herein shall have the respective  meanings assigned to them in the above-captioned Custodial Agreement.

                                            WELLS FARGO BANK, N.A.

                                            By:   ______________________________________
                                            Name:
                                            Title:

                                         EXHIBIT FOUR

                                 FORM OF REQUEST FOR RELEASE

DATE:
TO:
RE:            REQUEST FOR RELEASE OF DOCUMENTS

In  connection  with the  administration  of the pool of  Mortgage  Loans  held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement, Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request: (circle one)   Mortgage Loan Prepaid in Full
                                            Mortgage Loan Repurchased

"We hereby  certify  that all  amounts  received or to be  received  in  connection  with such payments  which are required to be deposited  have been or will be so deposited as provided in the Pooling and Servicing Agreement."

Residential Funding Corporation
Authorized Signature

****************************************************************

TO CUSTODIAN/TRUSTEE:  Please acknowledge this request, and check off documents being enclosed with a copy of this form.  You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

               Enclosed Documents:          [ ] Promissory Note
                                            [ ] Primary Insurance Policy
                                            [ ] Mortgage or Deed of Trust
                                            [ ] Assignment(s) of Mortgage or Deed of Trust
                                            [ ] Title Insurance Policy
                                            [ ] Other: ________________________

Name

Title

Date

                                         EXHIBIT FIVE

                SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

                        [Please see Exhibit V for Servicing Criteria]

                                          EXHIBIT G

                                    MORTGAGE LOAN SCHEDULE

                                  [ON FILE WITH THE TRUSTEE]

                                 EXHIBIT H
                                 FORMS OF REQUEST FOR RELEASE

DATE:

TO:

RE:            REQUEST FOR RELEASE OF DOCUMENTS

In  connection  with the  administration  of the pool of  Mortgage  Loans  held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
Borrower Name(s):
Reason for Document Request: (circle one)   Mortgage Loan Prepaid in Full
                                            Mortgage Loan Repurchased

"We hereby  certify  that all  amounts  received or to be  received  in  connection  with such payments  which are required to be deposited  have been or will be so deposited as provided in the Pooling and Servicing Agreement."

Residential Funding Corporation
Authorized Signature
****************************************************************
TO  CUSTODIAN/TRUSTEE:  Please  acknowledge  this  request,  and  check  off  documents  being enclosed  with a copy of this form.  You should  retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

               Enclosed Documents:          [ ] Promissory Note
                                            [ ] Primary Insurance Policy
                                            [ ] Mortgage or Deed of Trust
                                            [ ] Assignment(s) of Mortgage or Deed of Trust
                                            [ ] Title Insurance Policy
                                            [ ] Other:

Name

Title

Date

                                         EXHIBIT I-1

                           FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF              )
                      ) ss.:
COUNTY OF             )

                 [NAME OF OFFICER], being first duly sworn, deposes and says:

        1.     That he is [Title of Officer] of [Name of Owner]  (record or  beneficial  owner of the Mortgage  Asset-Backed  Pass-Through  Certificates,  Series _______,  Class R[-__] (the
"Owner")),  a [savings  institution]  [corporation] duly organized and existing under the laws of [the  State of ] [the  United  States],  on behalf  of which he makes  this  affidavit  and agreement.

        2.     That the Owner (i) is not and will not be a "disqualified  organization"  or an electing  large  partnership  as  of  [date  of  transfer]  within  the  meaning  of  Sections
860E(e)(5)  and 775,  respectively,  of the  Internal  Revenue  Code of 1986,  as amended (the
"Code") or an electing large  partnership under Section 775(a) of the Code, (ii) will endeavor to remain  other than a  disqualified  organization  for so long as it retains  its  ownership interest  in  the  Class  R[-__]  Certificates,  and  (iii)  is  acquiring  the  Class  R[-__]
Certificates  for its own  account  or for the  account  of  another  Owner  from which it has received an affidavit  and  agreement in  substantially  the same form as this  affidavit  and
agreement.  (For  this  purpose,  a  "disqualified   organization"  means  an  electing  large
partnership  under  Section  775 of the  Code,  the  United  States,  any  state or  political subdivision  thereof,  any agency or  instrumentality  of any of the foregoing  (other than an instrumentality  all of the  activities  of  which  are  subject  to tax and,  except  for the
Federal  Home Loan  Mortgage  Corporation,  a  majority  of whose  board of  directors  is not
selected  by  any  such  governmental   entity)  or  any  foreign  government,   international
organization  or any agency or  instrumentality  of such foreign  government or  organization, any  rural  electric  or  telephone  cooperative,  or any  organization  (other  than  certain farmers'  cooperatives)  that  is  generally  exempt  from  federal  income  tax  unless  such organization is subject to the tax on unrelated business taxable income).

        3.     That the Owner is aware (i) of the tax that would be imposed  on  transfers  of
Class R[-__]  Certificates  to  disqualified  organizations  or electing  large  partnerships, under the Code,  that applies to all  transfers of Class R[-__]  Certificates  after March 31,
1988;  (ii) that  such tax would be on the  transferor  (or,  with  respect  to  transfers  to electing large  partnerships,  on each such  partnership),  or, if such transfer is through an
agent  (which  person   includes  a  broker,   nominee  or  middleman)   for  a   disqualified
organization,  on the agent;  (iii) that the person  (other than with  respect to transfers to electing large  partnerships)  otherwise liable for the tax shall be relieved of liability for the tax if the  transferee  furnishes to such person an affidavit that the transferee is not a disqualified  organization  and,  at the time of  transfer,  such  person does not have actual knowledge  that the  affidavit is false;  and (iv) that the Class R[-__]  Certificates  may be
"noneconomic  residual  interests"  within the  meaning of  Treasury  regulations  promulgated pursuant to the Code and that the  transferor of a noneconomic  residual  interest will remain liable  for any taxes due with  respect  to the income on such  residual  interest,  unless no significant purpose of the transfer was to impede the assessment or collection of tax.

        4.     That the Owner is aware of the tax imposed on a  "pass-through  entity" holding
Class R[-__]  Certificates if either the pass-through  entity is an electing large partnership under  Section 775 of the Code or if at any time during the taxable  year of the  pass-through entity a disqualified  organization  is the record holder of an interest in such entity.  (For this purpose, a "pass through entity" includes a regulated  investment  company, a real estate investment  trust  or  common  trust  fund,  a  partnership,  trust  or  estate,  and  certain cooperatives.)

        5.     The Owner is either (i) a citizen or  resident  of the  United  States,  (ii) a corporation,  partnership or other entity  treated as a corporation or a partnership  for U.S.
federal  income  tax  purposes  and  created or  organized  in or under the laws of the United
States,  any state thereof or the District of Columbia  (other than a partnership  that is not treated  as a United  States  person  under any  applicable  Treasury  regulations),  (iii) an estate  that is  described  in  Section  7701(a)(30)(D)  of the Code,  or (iv) a trust that is described in Section 7701(a)(30)(E) of the Code.

        6.     The Owner  hereby  agrees that it will not cause  income from the Class  R[-__]
Certificates  to be attributable to a foreign  permanent  establishment  or fixed base (within the  meaning of an  applicable  income  tax  treaty)  of the Owner of  another  United  States taxpayer.

        7.     That the Owner is aware that the Trustee  will not register the transfer of any
Class R[- __] Certificates unless the transferee,  or the transferee's  agent,  delivers to it an  affidavit  and  agreement,  among other  things,  in  substantially  the same form as this affidavit and  agreement.  The Owner  expressly  agrees that it will not  consummate  any such transfer if it knows or believes that any of the  representations  contained in such affidavit and agreement are false.

        8.     That the  Owner  has  reviewed  the  restrictions  set forth on the face of the
Class R[-__]  Certificates  and the provisions of Section 5.02(f) of the Pooling and Servicing
Agreement  under  which the Class  R[-__]  Certificates  were issued (in  particular,  clauses
(iii)(A) and (iii)(B) of Section  5.02(f) which  authorize the Trustee to deliver  payments to a person other than the Owner and  negotiate a mandatory  sale by the Trustee in the event the
Owner holds such  Certificates in violation of Section  5.02(f)).  The Owner expressly  agrees to be bound by and to comply with such restrictions and provisions.

        9.     That the Owner consents to any additional  restrictions  or  arrangements  that shall be deemed  necessary  upon advice of counsel to constitute a reasonable  arrangement  to ensure that the Class R[-__]  Certificates will only be owned,  directly or indirectly,  by an
Owner that is not a disqualified organization.

        10.    The Owner's Taxpayer Identification Number is ________________.

        11.    This  affidavit  and  agreement  relates only to the Class R[-__]  Certificates held by the Owner and not to any other  holder  of the Class  R[-__]  Certificates.  The Owner
understands   that  the  liabilities   described  herein  relate  only  to  the  Class  R[-__]
Certificates.

        12.    That no  purpose  of the Owner  relating  to the  transfer  of any of the Class
R[-__]  Certificates  by the Owner is or will be to impede the assessment or collection of any tax; in making this  representation,  the Owner  warrants  that the Owner is familiar with (i)
Treasury Regulation Section  1.860E-1(c) and recent amendments  thereto,  effective as of July
19,  2002,  and  (ii)  the  preamble  describing  the  adoption  of  the  amendments  to  such regulation, which is attached hereto as Exhibit 1.

        13.    That the Owner has no present  knowledge or expectation  that it will be unable to pay  any  United  States  taxes  owed  by it so  long  as any  of the  Certificates  remain outstanding.  In this  regard,  the Owner  hereby  represents  to and for the  benefit  of the person  from whom it  acquired  the Class  R[-__]  Certificate  that the Owner  intends to pay taxes  associated  with  holding  such Class R[- __]  Certificate  as they become  due,  fully understanding  that it may incur tax  liabilities in excess of any cash flows generated by the
Class R[-__] Certificate.

        14.    That the Owner has no present  knowledge  or  expectation  that it will  become insolvent  or  subject  to a  bankruptcy  proceeding  for so long as any of the  Class  R[-__]
Certificates remain outstanding.

15.     (a)  The Owner is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as
amended ("ERISA"), or Section 4975 of the Code (each, a "Plan"), or any Person (including, without limitation, an insurance company investing its general accounts, an investment manager, a named fiduciary or a trustee of any Plan) who is using "plan assets," within the meaning of the U.S. Department of Labor regulation promulgated at 29 C.F.R.ss.2510.3-101, of any Plan (each, a "Plan Investor") to effect such acquisition; or

        (b)  The Owner has provided the Trustee, the Depositor and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor, the Master Servicer to the effect that the purchase and holding of Class R-[
] Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments) and will not subject the Trustee, the
Depositor or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the
Pooling and Servicing Agreement, which opinion of counsel shall not be an expense of the
Trustee, the Depositor or the Master Servicer.

        In addition,  the Owner hereby  certifies,  represents  and warrants to, and covenants with,  the Trustee,  the  Depositor  and the Master  Servicer that the Owner will not transfer
Class R-[      ] Certificates to any transferee  unless such transferee meets the requirements set forth in either (a) or (b) above.

        Capitalized  terms used but not defined herein shall have the meanings assigned in the
Pooling and Servicing Agreement.

        IN WITNESS  WHEREOF,  the Owner has  caused  this  instrument  to be  executed  on its behalf,  pursuant to the  authority of its Board of  Directors,  by its [Title of Officer] and
its corporate seal to be hereunto attached,  attested by its [Assistant]  Secretary,  this day of _____,___ 200__.

                                                   [NAME OF OWNER]

                                                   By: ___________________________________
                                                   [Name of Officer]
                                                   [Title of Officer]

[Corporate Seal]

ATTEST:

[Assistant] Secretary

        Personally  appeared before me the above-named  [Name of Officer],  known or proved to me to be the same  person  who  executed  the  foregoing  instrument  and to be the  [Title of
Officer] of the Owner,  and  acknowledged  to me that he executed the same as his free act and deed and the free act and deed of the Owner.

        Subscribed and sworn before me this ___ day of ________, 200 __.

                                                   NOTARY PUBLIC

                                                   COUNTY OF

                                                   STATE OF

                                                   My  Commission  expires  the  ____  day  of
                                                   _____, 20__ .

                                          EXHIBIT 1

                                  DEPARTMENT OF THE TREASURY

Internal Revenue Service
26 CFR Parts 1 and 602
[TD 9004]
RIN 1545-AW98
Real Estate Mortgage Investment Conduits
AGENCY: Internal Revenue Service (IRS), Treasury.
ACTION: Final regulations.
----------------------------------------------------------------------------------------------
SUMMARY:

        This  document  contains  final  regulations  relating  to safe  harbor  transfers  of noneconomic  residual  interests in real estate mortgage  investment  conduits  (REMICs).  The
final  regulations   provide   additional   limitations  on  the  circumstances   under  which
transferors may claim safe harbor treatment.

        DATES: Effective Date:  These  regulations are effective July 19, 2002.  Applicability
Date: For dates of applicability, see Sec. 1.860E-(1)(c)(10).

        FOR  FURTHER  INFORMATION  CONTACT:  Courtney  Shepardson  at  (202)  622-3940  (not a
toll-free number).

        SUPPLEMENTARY  INFORMATION:  Paperwork  Reduction Act The collection of information in this final rule has been  reviewed and,  pending  receipt and  evaluation of public  comments, approved  by the Office of  Management  and Budget  (OMB)  under 44 U.S.C.  3507 and  assigned control number  1545-1675.  The collection of information in this regulation is in Sec. 1.860E
-1(c)(5)(ii).  This  information  is  required  to enable the IRS to verify that a taxpayer is complying with the conditions of this  regulation.  The collection of information is mandatory and is  required.  Otherwise,  the  taxpayer  will not  receive  the  benefit  of safe  harbor treatment as provided in the regulation.  The likely  respondents are businesses and other for profit  institutions.  Comments on the collection of information  should be sent to the Office of Management and Budget,  Attn:  Desk Officer for the  Department of the Treasury,  Office of
Information  and  Regulatory  Affairs,  Washington,  DC,  20503,  with copies to the  Internal
Revenue Service,  Attn: IRS Reports Clearance Officer,  W:CAR:MP:FP:S,  Washington,  DC 20224.
Comments on the collection of information  should be received by September 17, 2002.  Comments are  specifically  requested  concerning:  Whether the  collection of information is necessary for the proper  performance  of the  functions  of the  Internal  Revenue  Service,  including whether the  information  will have practical  utility;  The accuracy of the estimated  burden associated with the collection of information (see below);

    How the quality, utility, and clarity of the information to be collected may be enhanced;

    How the  burden  of  complying  with  the  collection  of  information  may be  minimized, including  through the  application of automated  collection  techniques or other forms of information  technology;  and  Estimates  of  capital  or  start-up  costs  and  costs  of operation, maintenance, and purchase of service to provide information.

    An agency may not  conduct  or  sponsor,  and a person is not  required  to respond  to, a collection  of  information  unless it  displays a valid  control  number  assigned by the
    Office of Management and Budget.

    The estimated total annual reporting burden is 470 hours,  based on an estimated number of respondents  of 470 and an estimated  average  annual  burden hours per  respondent of one hour.

    Books or records  relating  to a  collection  of  information  must be retained as long as their  contents may become  material in the  administration  of any internal  revenue law.
    Generally,  tax returns and tax return  information  are  confidential,  as required by 26
    U.S.C. 6103.

BACKGROUND

        This document contains final regulations  regarding the proposed  amendments to 26 CFR part 1 under section 860E of the Internal  Revenue Code (Code).  The  regulations  provide the circumstances  under which a transferor of a noneconomic  REMIC residual  interest meeting the investigation  and  representation  requirements  may  avail  itself  of the  safe  harbor  by satisfying  either the formula test or the asset test.  Final  regulations  governing  REMICs,
issued  in  1992,   contain  rules  governing  the  transfer  of  noneconomic  REMIC  residual interests.  In general,  a transfer of a noneconomic  residual interest is disregarded for all tax purposes if a  significant  purpose of the transfer is to enable the  transferor to impede the  assessment or collection of tax. A purpose to impede the  assessment or collection of tax
(a wrongful  purpose)  exists if the transferor,  at the time of the transfer,  either knew or should have known that the  transferee  would be  unwilling  or unable to pay taxes due on its share  of the  REMIC's  taxable  income.  Under  a safe  harbor,  the  transferor  of a  REMIC noneconomic  residual  interest is presumed not to have a wrongful purpose if two requirements are satisfied:  (1) the transferor  conducts a reasonable  investigation  of the  transferee's financial  condition  (the  investigation  requirement);  and (2)  the  transferor  secures  a representation  from the  transferee  to the effect that the  transferee  understands  the tax obligations  associated  with holding a residual  interest and intends to pay those taxes (the representation  requirement).  The IRS and Treasury have been concerned that some  transferors of  noneconomic  residual  interests  claim they  satisfy the safe  harbor even in  situations where the  economics of the transfer  clearly  indicate the  transferee is unwilling or unable to pay the tax  associated  with holding the interest.  For this reason,  on February 7, 2000, the IRS  published  in the  Federal  Register  (65 FR 5807) a notice  of  proposed  rulemaking
(REG-100276-97;  REG-122450-98)  designed to clarify  the safe  harbor by adding the  "formula
test,"  an  economic  test.  The  proposed   regulation  provides  that  the  safe  harbor  is
unavailable  unless the present  value of the  anticipated  tax  liabilities  associated  with holding  the  residual  interest  does not  exceed the sum of:  (1) The  present  value of any consideration  given to the  transferee to acquire the interest;  (2) the present value of the expected future  distributions  on the interest;  and (3) the present value of the anticipated tax savings  associated  with holding the interest as the REMIC generates  losses.  In January
2001,  the IRS published Rev. Proc.  2001-12  (2001-3 I.R.B.  335) to set forth an alternative safe harbor that  taxpayers  could use while the IRS and the Treasury  considered  comments on the  proposed  regulations.  Under the  alternative  safe harbor,  if a  transferor  meets the investigation  requirement and the  representation  requirement but the transfer fails to meet the  formula  test,  the  transferor  may invoke  the safe  harbor if the  transferee  meets a two-prong  test (the asset test).  A transferee  generally  meets the first prong of this test if,  at the  time  of the  transfer,  and in  each  of the two  years  preceding  the  year of transfer,  the  transferee's  gross assets  exceed $100 million and its net assets  exceed $10 million.  A  transferee  generally  meets the second  prong of this test if it is a  domestic, taxable  corporation  and agrees in writing not to transfer  the  interest to any person other than another domestic,  taxable  corporation that also satisfies the requirements of the asset test. A transferor  cannot rely on the asset test if the  transferor  knows,  or has reason to know,  that  the  transferee  will  not  comply  with  its  written  agreement  to  limit  the restrictions on subsequent  transfers of the residual  interest.  Rev. Proc.  2001-12 provides that the asset  test  fails to be  satisfied  in the case of a  transfer  or  assignment  of a noneconomic  residual  interest to a foreign branch of an otherwise  eligible  transferee.  If such a transfer or assignment  were permitted,  a corporate  taxpayer might seek to claim that the provisions of an applicable  income tax treaty would resource excess  inclusion  income as foreign source  income,  and that, as a consequence,  any U.S. tax liability  attributable  to the  excess  inclusion  income  could be offset by foreign  tax  credits.  Such a claim  would impede the assessment or collection of U.S. tax on excess  inclusion  income,  contrary to the congressional  purpose of assuring that such income will be taxable in all events.  See, e.g., sections  860E(a)(1),  (b), (e) and 860G(b) of the Code. The Treasury and the IRS have learned that certain taxpayers  transferring  noneconomic  residual interests to foreign branches have attempted to rely on the formula  test to obtain safe harbor  treatment in an effort to impede the assessment or collection of U.S. tax on excess inclusion  income.  Accordingly,  the final regulations  provide  that if a  noneconomic  residual  interest is  transferred  to a foreign permanent  establishment  or fixed base of a U.S.  taxpayer,  the transfer is not eligible for safe harbor  treatment under either the asset test or the formula test. The final  regulations also require a  transferee  to  represent  that it will not cause income from the  noneconomic residual  interest to be  attributable  to a foreign  permanent  establishment  or fixed base.
Section 1.860E -1(c)(8)  provides  computational  rules that a taxpayer may use to qualify for safe harbor  status under the formula  test.  Section  1.860E-1  (c)(8)(1)  provides  that the transferee  is  presumed to pay tax at a rate equal to the highest  rate of tax  specified  in section 11(b).  Some  commentators  were concerned that this presumed rate of taxation was too high  because  it does  not take  into  consideration  taxpayers  subject  to the  alternative minimum tax rate. In light of the comments  received,  this  provision has been amended in the final  regulations  to allow certain  transferees  that compute their taxable income using the alternative  minimum  tax  rate  to  use  the  alternative  minimum  tax  rate  applicable  to corporations.  Additionally,  Sec. 1.860E-1(c)(8)(iii) provides that the present values in the formula  test  are to be  computed  using a  discount  rate  equal to the  applicable  Federal short-term rate prescribed by section 1274(d).  This is a change from the proposed  regulation and Rev. Proc.  2001-12.  In those  publications the provision stated that "present values are computed  using a discount  rate equal to the  applicable  Federal rate  prescribed in section
1274(d)  compounded  semiannually"  and  that  "[a]  lower  discount  rate  may be used if the transferee  can  demonstrate  that  it  regularly  borrows,  in the  course  of its  trade  or business,  substantial  funds at such lower rate from an unrelated  third  party." The IRS and the Treasury  Department have learned that,  based on this provision,  certain  taxpayers have been  attempting  to use  unrealistically  low or zero  interest  rates to satisfy the formula test,  frustrating the intent of the test.  Furthermore,  the Treasury  Department and the IRS believe that a rule  allowing  for a rate other than a rate based on an objective  index would add  unnecessary  complexity  to the  safe  harbor.  As a  result,  the  rule in the  proposed regulations  that permits a transferee to use a lower  discount  rate, if the  transferee  can demonstrate that it regularly  borrows  substantial  funds at such lower rate, is not included in the  final  regulations;  and the  Federal  short-term  rate has been  substituted  for the applicable  Federal rate. To simplify  taxpayers'  computations,  the final  regulations allow use of any of the published  short-term  rates,  provided that the present values are computed with a corresponding  period of compounding.  With the exception of the provisions relating to transfers to foreign branches,  these changes generally have the proposed  applicability  date of February 4, 2000,  but  taxpayers  may choose to apply the interest  rate formula set forth in the proposed  regulation and Rev. Proc.  2001-12 for transfers  occurring before August 19,
2002.  Effect on Other  Documents  Rev.  Proc.  2001-12  (2001-3  I.R.B.  335) is obsolete for transfers of noneconomic residual interests in REMICs occurring on or after August 19, 2002.

SPECIAL ANALYSES

        It is hereby  certified that these  regulations  will not have a significant  economic impact on a substantial  number of small  entities.  This  certification  is based on the fact that it is unlikely  that a  substantial  number of small  entities  will hold REMIC  residual interests.  Therefore,  a Regulatory Flexibility Analysis under the Regulatory Flexibility Act
(5 U.S.C.  chapter 6) is not required.  It has been determined that this Treasury  decision is not a  significant  regulatory  action as defined  in  Executive  Order  12866.  Therefore,  a regulatory  assessment is not required.  It also has been  determined that sections 553(b) and
553(d)  of the  Administrative  Procedure  Act  (5 U.S.C.  chapter  5) do not  apply  to these regulations.

DRAFTING INFORMATION

        The principal  author of these  regulations  is Courtney  Shepardson.  However,  other personnel from the IRS and Treasury Department participated in their development.

        List  of  Subjects  26  CFR  Part  1  Income  taxes,   Reporting  and  record  keeping
requirements 26 CFR Part 602.

        Reporting and record keeping requirements.  Adoption of Amendments to the Regulations.
Accordingly, 26 CFR parts 1 and 602 are amended as follows:

PART 1--INCOME TAXES

        Paragraph 1. The authority citation for part 1 continues to read in part as follows:

        Authority: 26 U.S.C. 7805

                                                * * *

                                         EXHIBIT I-2

                                FORM OF TRANSFEROR CERTIFICATE

                                                   __________________, 200__

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, Minnesota 55107
Attention:  Structured Finance/ RAMP Series 2006-NC2

               Re:    Mortgage Asset-Backed Pass-Through Certificates,
                      Series 2006-NC2, Class R-[     ]

Ladies and Gentlemen:

               This  letter  is  delivered  to  you  in   connection   with  the  transfer  by
_______________________________   (the  "Seller")  to   _______________________________   (the
"Purchaser") of $_____________  Initial Certificate Principal Balance of Mortgage Asset-Backed
Pass-Through  Certificates,  Series 2006-NC2,  Class R-[__] (the "Certificates"),  pursuant to
Section 5.02 of the Pooling and Servicing  Agreement (the "Pooling and Servicing  Agreement"),
dated as of February 1, 2006 among Residential Asset Mortgage  Products,  Inc., as seller (the
"Company"),  Residential  Funding  Corporation,  as master  servicer,  and U.S.  Bank National
Association,  as trustee  (the  "Trustee").  All terms used herein and not  otherwise  defined shall have the meanings set forth in the Pooling and  Servicing  Agreement.  The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

               1.     No purpose of the Seller  relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

               2.     The Seller  understands  that the Purchaser has delivered to the Trustee and the  Master  Servicer a transfer  affidavit  and  agreement  in the form  attached  to the
Pooling and  Servicing  Agreement  as Exhibit  I-1.  The Seller does not know or believe  that any representation contained therein is false.

               3.     The  Seller  has at the  time of the  transfer  conducted  a  reasonable investigation  of the  financial  condition  of the  Purchaser  as  contemplated  by  Treasury
Regulations Section  1.860E-1(c)(4)(i) and, as a result of that investigation,  the Seller has determined  that the  Purchaser  has  historically  paid its debts as they  become due and has found no  significant  evidence to indicate  that the  Purchaser  will not continue to pay its debts as they become due in the future.  The Seller  understands  that the transfer of a Class
R  Certificate  may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated  therewith)  unless the Seller has conducted such an investigation.

               4.     The Seller has no actual  knowledge  that the proposed  Purchaser is not both a United States Person and a Permitted Transferee.

                                                   Very truly yours,

                                                   (Seller)

                                                   By: _______________________________________
                                                   Name:
                                                   Title:

                                          EXHIBIT J

                            FORM OF INVESTOR REPRESENTATION LETTER

                                  ______________, 20__

Residential Asset Mortgage Products, Inc
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, Minnesota 55107
Attention: Structured Finance/ RAMP Series 2006-NC2

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437
Attention:  Residential Asset Mortgage Products, Inc. Series 2006-NC2

               Re:    Mortgage Asset-Backed Pass-Through Certificates,
                      Series 2006-NC2, [Class SB]  and [Class B-1]

Ladies and Gentlemen:

               _________________________   (the   "Purchaser")   intends  to   purchase   from
___________________________   (the  "Seller")  $_____________  Initial  Certificate  Principal
Balance of Mortgage Asset-Backed  Pass-Through  Certificates,  Series 2006-NC2,  Class SB (the
"Certificates"),  issued  pursuant to the Pooling and  Servicing  Agreement  (the "Pooling and
Servicing  Agreement"),  dated  as of  February  1,  2006  among  Residential  Asset  Mortgage
Products,  Inc.,  as  seller  (the  "Company"),  Residential  Funding  Corporation,  as master servicer  (the  "Master  Servicer"),  and U.S.  Bank  National  Association,  as trustee  (the
"Trustee").  All terms used  herein and not  otherwise  defined  shall have the  meanings  set forth in the Pooling and Servicing  Agreement.  The  Purchaser  hereby  certifies,  represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that:

                      1.     The  Purchaser  understands  that (a) the  Certificates  have not been and will not be registered or qualified  under the Securities Act of 1933, as amended  (the  "Act") or any state  securities  law,  (b) the Company is not required to so register or qualify the  Certificates,  (c) the Certificates may be resold only if registered  and qualified  pursuant to the  provisions of the
               Act or any state securities law, or if an exemption from such  registration and qualification is available,  (d) the Pooling and Servicing  Agreement  contains
               restrictions   regarding  the  transfer  of  the   Certificates   and  (e)  the
               Certificates will bear a legend to the foregoing effect.

                      2.     The Purchaser is acquiring the  Certificates  for its own account for investment  only and not with a view to or for sale in connection  with any distribution  thereof  in  any  manner  that  would  violate  the  Act  or  any applicable state securities laws.

                      3.     The Purchaser is (a) a substantial,  sophisticated  institutional investor  having such  knowledge  and  experience  in  financial  and  business matters,  and, in particular,  in such matters related to securities similar to the  Certificates,  such that it is capable of evaluating  the merits and risks of investment in the Certificates,  (b) able to bear the economic risks of such an  investment  and (c) an  "accredited  investor"  within the  meaning of Rule
               501(a) promulgated pursuant to the Act.

                      4.     The  Purchaser  has  been   furnished   with,   and  has  had  an
               opportunity to review (a) [a copy of the Private  Placement  Memorandum,  dated
               ___________________,  20__,  relating  to the  Certificates  (b)] a copy of the
               Pooling and Servicing  Agreement and [b] [c] such other information  concerning the  Certificates,  the Mortgage Loans and the Company as has been requested by the  Purchaser  from  the  Company  or  the  Seller  and  is  relevant  to  the
               Purchaser's  decision to purchase the  Certificates.  The Purchaser has had any questions  arising  from such  review  answered by the Company or the Seller to the  satisfaction  of the  Purchaser.  [If the  Purchaser  did not purchase the
               Certificates  from the Seller in connection  with the initial  distribution  of the  Certificates  and  was  provided  with a copy  of  the  Private  Placement
               Memorandum  (the  "Memorandum")  relating to the original  sale (the  "Original
               Sale") of the  Certificates  by the Company,  the Purchaser  acknowledges  that such  Memorandum  was  provided to it by the Seller,  that the  Memorandum  was prepared by the Company  solely for use in  connection  with the Original  Sale and the Company did not  participate  in or  facilitate in any way the purchase of the Certificates by the Purchaser from the Seller,  and the Purchaser agrees that it will look solely to the Seller and not to the Company  with  respect to any damage,  liability,  claim or expense arising out of,  resulting from or in connection with (a) error or omission, or alleged error or omission,  contained in the Memorandum,  or (b) any information,  development or event arising after the date of the Memorandum.]

                      5.     The  Purchaser  has not and  will  not nor has it  authorized  or will it  authorize  any  person  to (a)  offer,  pledge,  sell,  dispose  of or otherwise  transfer any  Certificate,  any interest in any  Certificate  or any other  similar  security to any person in any manner,  (b) solicit any offer to buy or to accept a pledge,  disposition of other  transfer of any  Certificate, any interest in any  Certificate or any other similar  security from any person in any  manner,  (c)  otherwise  approach  or  negotiate  with  respect  to any
               Certificate,  any interest in any  Certificate  or any other  similar  security with any person in any manner,  (d) make any general  solicitation  by means of general  advertising or in any other manner or (e) take any other action,  that
               (as to any of (a) through (e) above)  would  constitute a  distribution  of any
               Certificate   under  the  Act,  that  would  render  the   disposition  of  any
               Certificate  a violation of Section 5 of the Act or any state  securities  law, or that would require  registration  or  qualification  pursuant  thereto.  The
               Purchaser will not sell or otherwise  transfer any of the Certificates,  except in compliance with the provisions of the Pooling and Servicing Agreement.

                      6.     The Purchaser hereby  certifies,  represents and warrants to, and covenants  with the  Trustee,  the  Company  and the Master  Servicer  that the following statements in (a), (b) or (c) are correct:

                             (a) The  Purchaser  is not an  employee  benefit  plan  or  other plan subject to the  prohibited  transaction  provisions of the Employee
                      Retirement  Income  Security  Act of  1974,  as  amended  ("ERISA"),  or
                      Section  4975 of the  Internal  Revenue  Code of 1986,  as amended  (the
                      "Code") (each, a "Plan"), or any Person (including,  without limitation, an insurance  company  investing  its general  accounts,  an  investment manager,  a named fiduciary or a trustee of any Plan) who is using "plan assets," within the meaning of the U.S.  Department of Labor  regulation promulgated  at 29  C.F.R.ss.  2510.3-101,  of any Plan  (each,  a "Plan
                      Investor") to effect such acquisition;

                             (b) in the  case  of  any  Class  B  Certificate,  the  following conditions  are satisfied:  (i) such Purchaser is an insurance  company,
                      (ii) the source of funds used to purchase or hold such  Certificate  (or any interest  therein) is an  "insurance  company  general  account" (as defined  in  U.S.  Department  of  Labor  Prohibited  Transaction  Class
                      Exemption  ("PTCE")  95-60,  and  (iii)  the  conditions  set  forth  in
                      Sections I and III of PTCE 95-60 have been satisfied; or

                             (c) The  Purchaser  has  provided  the  Trustee,  the Company and the Master  Servicer  with an opinion  of counsel  acceptable  to and in form and  substance  satisfactory  to the  Trustee,  the Company and the
                      Master  Servicer  to the effect  that the  purchase  and  holding of the
                      Certificates  is permissible  under  applicable law, will not constitute or  result  in any  non-exempt  prohibited  transaction  under  ERISA or
                      Section 4975 of the Code (or  comparable  provisions  of any  subsequent enactments) and will not subject the Trustee,  the Company or the Master
                      Servicer  to any  obligation  or  liability  (including  obligations  or liabilities  under  ERISA or Section  4975 of the Code) in  addition  to those undertaken in the Pooling and Servicing  Agreement,  which opinion of counsel  shall not be an expense of the  Trustee,  the Company or the
                      Master Servicer.

        In  addition,  the  Purchaser  hereby  certifies,  represents  and  warrants  to,  and covenants  with, the Trustee,  the Company and the Master Servicer that the Purchaser will not transfer the  Certificates  to any transferee  unless such transferee  meets the  requirements set forth in either (a), (b) or (c) above.

                                                   Very truly yours,

                                                   (Purchaser)

                                                   By:  _____________________________________
                                                   Name:
                                                   Title:

                                          EXHIBIT K

                           FORM OF TRANSFEROR REPRESENTATION LETTER

                                                 ________, 20

Residential Asset Mortgage Products, Inc
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, Minnesota 55107
Attention: Structured Finance/ RAMP Series 2006-NC2

               Re:    Mortgage Asset-Backed Pass-Through Certificates,
                      Series 2006-NC2, [Class SB]

Ladies and Gentlemen:

               In   connection   with   the   sale   by                  (the   "Seller")   to
                    (the "Purchaser") of $           Initial Certificate  Principal Balance of
Mortgage   Asset-Backed   Pass-Through   Certificates,   Series   2006-NC2,   Class   SB  (the
"Certificates"),  issued  pursuant to the Pooling and  Servicing  Agreement  (the "Pooling and
Servicing  Agreement"),  dated  as of  February  1,  2006  among  Residential  Asset  Mortgage
Products,  Inc.,  as  seller  (the  "Company"),  Residential  Funding  Corporation,  as master servicer,  and U.S. Bank National Association,  as trustee (the "Trustee").  The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

               Neither the Seller nor anyone  acting on its behalf has (a)  offered,  pledged, sold,  disposed of or otherwise  transferred any Certificate,  any interest in any Certificate or any other  similar  security to any person in any manner,  (b) has  solicited  any offer to buy or to accept a pledge,  disposition or other transfer of any Certificate,  any interest in any  Certificate  or any  other  similar  security  from any  person  in any  manner,  (c) has otherwise  approached  or  negotiated  with  respect to any  Certificate,  any interest in any
Certificate  or any other  similar  security  with any person in any manner,  (d) has made any general  solicitation  by means of  general  advertising  or in any other  manner,  or (e) has taken  any  other  action,  that (as to any of (a)  through  (e)  above)  would  constitute  a distribution  of the  Certificates  under the Securities  Act of 1933 (the "Act"),  that would render the  disposition  of any  Certificate  a violation of Section 5 of the Act or any state securities law, or that would require  registration or  qualification  pursuant  thereto.  The
Seller will not act, in any manner set forth in the  foregoing  sentence  with  respect to any
Certificate.  The  Seller  has  not  and  will  not  sell  or  otherwise  transfer  any of the
Certificates,  except  in  compliance  with  the  provisions  of  the  Pooling  and  Servicing
Agreement.

                                  Very truly yours,

                                  (Seller)

                                  By: _____________________________________
                                  Name:
                                  Title:

                                          EXHIBIT L

                          TEXT OF AMENDMENT TO POOLING AND SERVICING
                         AGREEMENT PURSUANT TO SECTION 11.01(E) FOR A
                                       LIMITED GUARANTY

                                         ARTICLE XIII

                   Subordinate Certificate Loss Coverage; Limited Guaranty

               Section 13.01.  Subordinate  Certificate Loss Coverage;  Limited Guaranty.  (a)
Subject to subsection  (c) below,  prior to the later of the third  Business Day prior to each
Distribution  Date or the related  Determination  Date, the Master  Servicer  shall  determine whether it or any  Subservicer  will be  entitled  to any  reimbursement  pursuant  to Section
4.02(a) on such  Distribution  Date for  Advances or  Subservicer  Advances  previously  made,
(which  will  not be  Advances  or  Subservicer  Advances  that  were  made  with  respect  to delinquencies  which were subsequently  determined to be Excess Special Hazard Losses,  Excess
Fraud  Losses,  Excess  Bankruptcy  Losses or  Extraordinary  Losses)  and,  if so, the Master
Servicer  shall demand  payment from  Residential  Funding of an amount equal to the amount of any Advances or Subservicer  Advances  reimbursed  pursuant to Section 4.02(a),  to the extent such  Advances or  Subservicer  Advances  have not been included in the amount of the Realized
Loss  in  the  related  Mortgage  Loan,  and  shall  distribute  the  same  to  the  Class  SB
Certificateholders  in the same manner as if such amount  were to be  distributed  pursuant to
Section 4.02(a).

               (b)    Subject  to  subsection  (c)  below,  prior to the  later  of the  third
Business Day prior to each  Distribution  Date or the related  Determination  Date, the Master
Servicer  shall  determine  whether any  Realized  Losses  (other than Excess  Special  Hazard
Losses,  Excess  Bankruptcy  Losses,  Excess  Fraud Losses and  Extraordinary  Losses) will be allocated to the Class SB  Certificates  on such  Distribution  Date pursuant to Section 4.05, and, if so, the Master  Servicer shall demand payment from  Residential  Funding of the amount of such  Realized Loss and shall  distribute  the same to the Class SB  Certificateholders  in the same  manner  as if such  amount  were to be  distributed  pursuant  to  Section  4.02(a);
provided,  however,  that the amount of such demand in respect of any Distribution  Date shall in no event be  greater  than the sum of (i) the  additional  amount  of  Accrued  Certificate
Interest that would have been paid for the Class SB  Certificateholders  on such  Distribution
Date had such  Realized  Loss or Losses not occurred  plus (ii) the amount of the reduction in the Certificate  Principal  Balances of the Class SB Certificates  on such  Distribution  Date due to such  Realized Loss or Losses.  Notwithstanding  such  payment,  such  Realized  Losses shall be deemed to have been borne by the  Certificateholders  for  purposes of Section  4.05.
Excess  Special   Hazard  Losses,   Excess  Fraud  Losses,   Excess   Bankruptcy   Losses  and
Extraordinary  Losses  allocated  to the  Class SB  Certificates  will not be  covered  by the
Subordinate Certificate Loss Obligation.

               (c)    Demands for  payments  pursuant to this  Section  shall be made prior to the  later  of the  third  Business  Day  prior  to  each  Distribution  Date  or the  related
Determination  Date by the Master  Servicer with written  notice  thereof to the Trustee.  The maximum amount that  Residential  Funding shall be required to pay pursuant to this Section on any  Distribution  Date  (the  "Amount  Available")  shall  be  equal  to  the  lesser  of (X)
                minus the sum of (i) all previous  payments made under subsections (a) and (b)
hereof  and (ii) all  draws  under  the  Limited  Guaranty  made in lieu of such  payments  as described  below  in  subsection  (d) and  (Y)  the  then  outstanding  Certificate  Principal
Balances of the Class SB  Certificates,  or such lower amount as may be  established  pursuant to  Section  13.02.  Residential  Funding's  obligations  as  described  in this  Section  are referred to herein as the "Subordinate Certificate Loss Obligation."

               (d)    The Trustee will promptly notify General Motors  Acceptance  Corporation of any  failure  of  Residential  Funding  to make any  payments  hereunder  and shall  demand payment  pursuant  to the  limited  guaranty  (the  "Limited  Guaranty"),  executed by General
Motors Acceptance  Corporation,  of Residential Funding's obligation to make payments pursuant to this  Section,  in an amount equal to the lesser of (i) the Amount  Available and (ii) such required  payments,  by delivering to General Motors  Acceptance  Corporation a written demand for  payment  by  wire  transfer,  not  later  than  the  second  Business  Day  prior  to the
Distribution Date for such month, with a copy to the Master Servicer.

               (e)    All payments  made by  Residential  Funding  pursuant to this Section or amounts  paid under the  Limited  Guaranty  shall be  deposited  directly  in the  Certificate
Account,  for  distribution  on  the  Distribution  Date  for  such  month  to  the  Class  SB
Certificateholders.

               (f)    The  Company  shall  have  the  option,  in  its  sole  discretion,   to
substitute  for either or both of the Limited  Guaranty or the  Subordinate  Certificate  Loss
Obligation  another instrument in the form of a corporate  guaranty,  an irrevocable letter of credit,  a surety bond,  insurance  policy or similar  instrument or a reserve fund;  provided that (i) the  Company  obtains  (subject  to the  provisions  of  Section  10.01(f)  as if the
Company was  substituted  for the Master  Servicer  solely for the purposes of such provision)
an Opinion of Counsel  (which  need not be an opinion of  Independent  counsel)  to the effect that  obtaining such  substitute  corporate  guaranty,  irrevocable  letter of credit,  surety bond,  insurance  policy or similar  instrument  or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund,  including  without  limitation,  any federal tax
imposed  on  "prohibited   transactions"  under  Section   860(F)(a)(1)  of  the  Code  or  on
"contributions  after the startup  date"  under  Section  860(G)(d)(1)  of the Code or (b) the
Trust  Fund to fail to  qualify as a REMIC at any time that any  Certificate  is  outstanding, and (ii) no such  substitution  shall be made unless (A) the  substitute  Limited  Guaranty or
Subordinate  Certificate  Loss  Obligation  is for an  initial  amount  not less than the then
current  Amount  Available  and  contains   provisions  that  are  in  all  material  respects
equivalent  to the  original  Limited  Guaranty or  Subordinate  Certificate  Loss  Obligation
(including that no portion of the fees,  reimbursements  or other  obligations  under any such instrument  will be borne by the  Trust  Fund),  (B) the long  term  debt  obligations  of any obligor of any substitute  Limited  Guaranty or Subordinate  Certificate  Loss  Obligation (if
not  supported by the Limited  Guaranty)  shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors  Acceptance  Corporation as of the date of issuance  of the  Limited  Guaranty  and (b) the rating of the long term debt  obligations  of
General Motors  Acceptance  Corporation at the date of such  substitution  and (C) the Company obtains written  confirmation from each nationally  recognized credit rating agency that rated the Class SB  Certificates  at the request of the  Company  that such  substitution  shall not lower the  rating  on the  Class SB  Certificates  below  the  lesser of (a) the  then-current rating  assigned  to the Class SB  Certificates  by such  rating  agency and (b) the  original rating  assigned to the Class SB  Certificates  by such rating agency.  Any replacement of the
Limited  Guaranty or Subordinate  Certificate  Loss Obligation  pursuant to this Section shall be  accompanied  by a written  Opinion of  Counsel to the  substitute  guarantor  or  obligor,
addressed  to  the  Master  Servicer  and  the  Trustee,   that  such  substitute   instrument
constitutes  a legal,  valid and binding  obligation of the  substitute  guarantor or obligor, enforceable  in accordance  with its terms,  and  concerning  such other matters as the Master
Servicer and the Trustee shall reasonably  request.  Neither the Company,  the Master Servicer nor the Trustee  shall be  obligated  to  substitute  for or replace  the Limited  Guaranty or
Subordinate Certificate Loss Obligation under any circumstance.

               Section 13.02.  Amendments  Relating to the Limited  Guaranty.  Notwithstanding
Sections 11.01 or 13.01:  (i) the  provisions of this Article XIII may be amended,  superseded or deleted,  (ii) the Limited  Guaranty or  Subordinate  Certificate  Loss  Obligation  may be
amended,  reduced  or  canceled,  and (iii) any other  provision  of this  Agreement  which is related or  incidental  to the matters  described  in this  Article XIII may be amended in any manner;  in each case by written  instrument  executed  or  consented  to by the  Company  and
Residential Funding but without the consent of any  Certificateholder  and without the consent of the Master  Servicer or the Trustee being required  unless any such amendment  would impose any  additional  obligation  on, or otherwise  adversely  affect the  interests of, the Master
Servicer or the Trustee,  as applicable;  provided that the Company shall also obtain a letter from each nationally  recognized  credit rating agency that rated the Class SB Certificates at the  request  of the  Company  to the  effect  that such  amendment,  reduction,  deletion  or cancellation  will not lower the rating on the Class SB  Certificates  below the lesser of (a)
the  then-current  rating  assigned to the Class SB Certificates by such rating agency and (b)
the original rating  assigned to the Class SB  Certificates by such rating agency,  unless (A)
the Holder of 100% of the Class SB  Certificates  is  Residential  Funding or an  Affiliate of
Residential  Funding,  or (B) such amendment,  reduction,  deletion or cancellation is made in accordance with Section  11.01(e) and,  provided  further that the Company obtains (subject to the provisions of Section  10.01(f) as if the Company was  substituted for the Master Servicer solely  for  the  purposes  of  such  provision),  in the  case  of a  material  amendment  or supersession  (but not a reduction,  cancellation  or deletion of the Limited  Guaranty or the
Subordinate  Certificate  Loss  Obligation),  an  Opinion  of  Counsel  (which  need not be an opinion of  Independent  counsel) to the effect that any such amendment or  supersession  will not cause  either  (a) any  federal  tax to be imposed on the Trust  Fund,  including  without limitation,  any federal tax imposed on "prohibited  transactions" under Section 860F(a)(1) of the Code or on  "contributions  after the startup date" under  Section  860G(d)(1) of the Code or (b) the  Trust  Fund to fail to  qualify  as a REMIC at any time  that any  Certificate  is outstanding.  A copy of any such  instrument  shall be  provided to the Trustee and the Master
Servicer  together with an Opinion of Counsel that such  amendment  complies with this Section
13.02.

                                          EXHIBIT M

                                   FORM OF LIMITED GUARANTY

                          RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

                       Mortgage Asset-Backed Pass-Through Certificates
                                       Series 2006-NC2

                                                         __________, 200__

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, Minnesota 55107
Attention: Structured Finance/ RAMP Series 2006-NC2

Ladies and Gentlemen:

               WHEREAS,  Residential Funding Corporation, a Delaware corporation ("Residential
Funding"),  an indirect wholly-owned  subsidiary of General Motors Acceptance  Corporation,  a
New York corporation  ("GMAC"),  plans to incur certain obligations as described under Section
13.01 of the  Pooling and  Servicing  Agreement  dated as of February 1, 2006 (the  "Servicing
Agreement"),  among Residential  Asset Mortgage  Products,  Inc. (the "Company"),  Residential
Funding and U.S. Bank  National  Association  (the  "Trustee") as amended by Amendment No. ___
thereto,  dated  as of  ________,  with  respect  to the  Mortgage  Asset-Backed  Pass-Through
Certificates, Series 2006-NC2 (the "Certificates"); and

               WHEREAS,  pursuant to Section  13.01 of the  Servicing  Agreement,  Residential
Funding  agrees to make payments to the Holders of the Class SB  Certificates  with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

               WHEREAS,  GMAC  desires  to  provide  certain  assurances  with  respect to the ability of  Residential  Funding to secure  sufficient  funds and  faithfully  to perform  its
Subordinate Certificate Loss Obligation;

               NOW THEREFORE,  in  consideration  of the premises herein contained and certain other good and  valuable  consideration,  the  receipt of which is hereby  acknowledged,  GMAC agrees as follows:

               1.     Provision  of Funds.  (a) GMAC agrees to  contribute  and deposit in the
Certificate  Account on behalf of  Residential  Funding (or otherwise  provide to  Residential
Funding,  or to cause  to be made  available  to  Residential  Funding),  either  directly  or through a subsidiary,  in any case prior to the related  Distribution Date, such moneys as may be required by Residential  Funding to perform its  Subordinate  Certificate  Loss  Obligation when and as the same  arises  from time to time upon the demand of the  Trustee in  accordance with Section 13.01 of the Servicing Agreement.

               (b)    The agreement  set forth in the preceding  clause (a) shall be absolute, irrevocable and  unconditional  and shall not be affected by the transfer by GMAC or any other person  of  all  or any  part  of  its  or  their  interest  in  Residential  Funding,  by any insolvency,  bankruptcy,  dissolution or other proceeding affecting Residential Funding or any other person,  by any defense or right of  counterclaim,  set-off or recoupment  that GMAC may have against  Residential  Funding or any other  person or by any other fact or  circumstance.
Notwithstanding  the foregoing,  GMAC's  obligations under clause (a) shall terminate upon the earlier of (x)  substitution  for this Limited  Guaranty  pursuant to Section  13.01(f) of the
Servicing  Agreement,  or (y) the  termination  of the Trust Fund  pursuant  to the  Servicing
Agreement.

               2.     Waiver.  GMAC  hereby  waives  any  failure  or  delay  on the  part  of
Residential  Funding,  the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands  hereunder.  Any  defective  or partial  exercise  of any such rights  shall not  preclude  any other or further  exercise  of that or any other such  right.
GMAC further  waives demand,  presentment,  notice of default,  protest,  notice of acceptance and any other notices with respect to this Limited Guaranty,  including,  without  limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

               3.     Modification,  Amendment and  Termination.  This Limited Guaranty may be
modified,  amended or  terminated  only by the written  agreement  of GMAC and the Trustee and only if such  modification,  amendment or termination is permitted  under Section 13.02 of the
Servicing  Agreement.  The obligations of GMAC under this Limited  Guaranty shall continue and remain in effect so long as the  Servicing  Agreement  is not  modified  or amended in any way that might  affect the  obligations  of GMAC under this  Limited  Guaranty  without  the prior written consent of GMAC.

               4.     Successor.   Except  as  otherwise   expressly   provided  herein,   the
guarantee herein set forth shall be binding upon GMAC and its respective successors.

               5.     Governing  Law. This Limited  Guaranty  shall be governed by the laws of the State of New York, without regard to the conflicts of law principles  thereof,  other than
Sections 5-1401 and 5-1402 of the New York General Obligations Law.

               6.     Authorization  and  Reliance.  GMAC  understands  that  a copy  of  this
Limited  Guaranty  shall be  delivered  to the Trustee in  connection  with the  execution  of
Amendment No. 1 to the  Servicing  Agreement  and GMAC hereby  authorizes  the Company and the
Trustee to rely on the covenants and agreements set forth herein.

               7.     Definitions.  Capitalized  terms used but not otherwise  defined  herein shall have the meaning given them in the Servicing Agreement.

               8.     Counterparts.  This  Limited  Guaranty  may be executed in any number of counterparts,  each of which shall be deemed to be an  original  and such  counterparts  shall constitute but one and the same instrument.

               IN WITNESS  WHEREOF,  GMAC has caused this Limited  Guaranty to be executed and delivered by its respective  officers  thereunto duly  authorized as of the day and year first above written.

                                            GENERAL MOTORS ACCEPTANCE
                                            CORPORATION

                                            By:   ____________________________
                                            Name:
                                            Title:

Acknowledged by:

U.S. BANK NATIONAL ASSOCIATION,
  as Trustee

By:
Name:
Title:

RESIDENTIAL ASSET MORTGAGE
    PRODUCTS, INC.

By:
Name:
Title:

                                          EXHIBIT N

                 FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN

                                                   __________________, 20____

Residential Asset Mortgage
   Products, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, Minnesota 55107
Attention: Structured Finance/ RAMP Series 2006-NC2

               Re:    Mortgage Asset-Backed Pass-Through Certificates, Series 2006-NC2
                      Assignment of Mortgage Loan

Ladies and Gentlemen:

               This  letter  is  delivered  to  you  in  connection  with  the  assignment  by
_________________   (the   "Trustee")   to    _______________________    (the   "Lender")   of
_______________  (the  "Mortgage  Loan")  pursuant  to  Section  3.13(d)  of the  Pooling  and
Servicing  Agreement  (the  "Pooling and Servicing  Agreement"),  dated as of February 1, 2006 among  Residential  Asset  Mortgage  Products,  Inc., as seller (the  "Company"),  Residential
Funding  Corporation,  as master  servicer,  and the  Trustee.  All terms used  herein and not otherwise  defined shall have the meanings set forth in the Pooling and  Servicing  Agreement.
The Lender  hereby  certifies,  represents  and warrants to, and  covenants  with,  the Master
Servicer and the Trustee that:

        (i)    the Mortgage Loan is secured by Mortgaged  Property  located in a  jurisdiction in which an  assignment  in lieu of  satisfaction  is  required  to  preserve  lien  priority, minimize  or avoid  mortgage  recording  taxes or  otherwise  comply  with,  or  facilitate  a refinancing under, the laws of such jurisdiction;

        (ii)   the substance of the  assignment  is, and is intended to be, a  refinancing  of such  Mortgage  Loan and the form of the  transaction  is solely to comply with, or facilitate the transaction under, such local laws;

        (iii)  the Mortgage Loan following the proposed  assignment will be modified to have a rate of interest at least 0.25  percent  below or above the rate of interest on such  Mortgage
Loan prior to such proposed assignment; and

        (iv)   such  assignment is at the request of the borrower  under the related  Mortgage
Loan.

                                            Very truly yours,

                                            (Lender)

                                            By:   _____________________________
                                            Name:
                                            Title:

                                          EXHIBIT O

                         FORM OF RULE 144A INVESTMENT REPRESENTATION

                   Description of Rule 144A Securities, including numbers:
                       _______________________________________________
                       _______________________________________________
                       _______________________________________________
                       _______________________________________________

               The  undersigned  seller,  as  registered  holder  (the  "Seller"),  intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

               1. In  connection  with such  transfer and in  accordance  with the  agreements pursuant to which the Rule 144A  Securities  were  issued,  the Seller  hereby  certifies  the
following   facts:   Neither  the  Seller  nor  anyone  acting  on  its  behalf  has  offered, transferred,  pledged,  sold or otherwise  disposed of the Rule 144A Securities,  any interest in the Rule 144A  Securities or any other  similar  security to, or solicited any offer to buy or accept a transfer,  pledge or other  disposition of the Rule 144A Securities,  any interest in the Rule 144A  Securities or any other similar  security  from, or otherwise  approached or
negotiated  with  respect  to  the  Rule 144A  Securities,   any  interest  in  the  Rule 144A
Securities or any other similar  security with, any person in any manner,  or made any general solicitation  by means of  general  advertising  or in any  other  manner,  or taken any other action,  that  would  constitute  a  distribution  of  the  Rule  144A  Securities  under  the
Securities Act of 1933, as amended (the "1933 Act"),  or that would render the  disposition of the Rule 144A  Securities  a  violation  of Section 5 of the 1933 Act or require  registration pursuant  thereto,  and that the Seller has not offered the Rule 144A Securities to any person other  than the Buyer or  another  "qualified  institutional  buyer" as  defined  in Rule 144A under the 1933 Act.

               2. The Buyer warrants and represents  to, and covenants  with, the Seller,  the
Trustee  and the Master  Servicer  (as defined in the Pooling  and  Servicing  Agreement  (the
"Agreement"),  dated as of February 1, 2006 among  Residential  Funding  Corporation as Master
Servicer (the "Master  Servicer"),  Residential  Asset  Mortgage  Products,  Inc. as depositor pursuant to Section 5.02 of the  Agreement  and U.S.  Bank  National  Association,  as trustee
(the "Trustee"), as follows:

                      a. The Buyer  understands  that the Rule 144A  Securities  have not been registered under the 1933 Act or the securities laws of any state.

                      b.   The   Buyer   considers   itself   a   substantial,   sophisticated
        institutional  investor having such knowledge and experience in financial and business matters that it is capable of  evaluating  the merits and risks of  investment  in the
        Rule 144A Securities.

                      c. The Buyer  has been  furnished  with all  information  regarding  the
        Rule 144A Securities that it has requested from the Seller,  the Trustee or the Master
        Servicer.

                      d.  Neither  the Buyer nor  anyone  acting on its  behalf  has  offered, transferred,  pledged,  sold or otherwise  disposed of the Rule 144A  Securities,  any interest in the Rule 144A  Securities or any other  similar  security to, or solicited any offer to buy or accept a transfer,  pledge or other  disposition  of the Rule 144A
        Securities,  any interest in the Rule 144A  Securities or any other  similar  security from, or otherwise  approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A  Securities  or any other  similar  security  with,  any person  in  any  manner,  or  made  any  general  solicitation  by  means  of  general advertising or in any other manner,  or taken any other action,  that would constitute a  distribution  of the Rule 144A  Securities  under the 1933 Act or that would render the  disposition of the Rule 144A  Securities a violation of Section 5 of the 1933 Act or require  registration  pursuant thereto,  nor will it act, nor has it authorized or will it  authorize  any person to act, in such  manner  with  respect to the Rule 144A
        Securities.

                      e. The  Buyer  is a  "qualified  institutional  buyer"  as that  term is defined  in Rule  144A  under  the 1933 Act and has  completed  either of the forms of certification  to that  effect  attached  hereto  as Annex 1 or Annex 2. The  Buyer is aware  that  the sale to it is being  made in  reliance  on Rule  144A.  The  Buyer is acquiring  the Rule 144A  Securities  for its own  account  or the  accounts  of other qualified  institutional  buyers,  understands  that such Rule 144A  Securities may be resold,  pledged  or  transferred  only (i) to a person  reasonably  believed  to be a qualified  institutional  buyer that  purchases for its own account or for the account of a qualified  institutional buyer to whom notice is given that the resale, pledge or transfer  is  being  made in  reliance  on Rule  144A,  or (ii)  pursuant  to  another exemption from registration under the 1933 Act.

               3.     The Buyer

                      a.  is not an  employee  benefit  plan  or  other  plan  subject  to the prohibited  transaction  provisions of the Employee  Retirement Income Security Act of
        1974, as amended  ("ERISA"),  or Section 4975 of the Internal Revenue Code of 1986, as
        amended (the "Code") (each, a "Plan"),  or any Person (including,  without limitation, an insurance company investing its general accounts,  an investment  manager,  a named fiduciary or a trustee of any Plan) who is using "plan assets,"  within the meaning of the U.S. Department of Labor regulation promulgated at 29 C.F.R.ss.2510.3-101,  of any
        Plan (each, a "Plan Investor") to effect such acquisition;

                      b. in the case of any Class B Certificate,  the following conditions are satisfied:  (i) the Buyer is an  insurance  company,  (ii) the source of funds used to purchase or hold such Certificate (or any interest  therein) is an "insurance  company general account" (as defined in U.S. Department of Labor Prohibited  Transaction Class
        Exemption  ("PTCE") 95-60, and (iii) the conditions set forth in Sections I and III of
        PTCE 95-60 have been satisfied; or

                      c. has provided  the  Trustee,  the  Depositor  and the Master  Servicer
        with an opinion of counsel  acceptable  to and in form and substance  satisfactory  to the Trustee,  the  Depositor  and the Master  Servicer to the effect that the purchase and  holding  of the  Certificates  is  permissible  under  applicable  law,  will not constitute or result in any non-exempt  prohibited  transaction under ERISA or Section
        4975 of the Code (or comparable provisions of any subsequent  enactments) and will not subject  the  Trustee,  the  Depositor  or the Master  Servicer to any  obligation  or liability  (including  obligations or  liabilities  under ERISA or Section 4975 of the
        Code) in addition to those  undertaken in the Pooling and Servicing  Agreement,  which opinion  of  counsel  shall not be an expense of the  Trustee,  the  Depositor  or the
        Master Servicer.

               4.  This  document  may be  executed  in one or  more  counterparts  and by the different parties hereto on separate counterparts,  each of which, when so executed,  shall be deemed to be an original;  such  counterparts,  together,  shall  constitute  one and the same document.

               IN WITNESS  WHEREOF,  each of the parties has executed  this document as of the date set forth below.

Print Name of Seller                              Print Name of Buyer

By:                                               By:
        Name:                                             Name:
        Title:                                            Title:

Taxpayer Identification:                          Taxpayer Identification:

No.                                               No.

Date:                                             Date:

                                     ANNEX 1 TO EXHIBIT O

                   QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                   [For Buyers Other Than Registered Investment Companies]

        The  undersigned  hereby  certifies  as  follows  in  connection  with the  Rule  144A
Investment Representation to which this Certification is attached:

        1.     As indicated below, the undersigned is the President,  Chief Financial Officer,
Senior Vice President or other executive officer of the Buyer.

        2.     In  connection  with  purchases  by  the  Buyer,  the  Buyer  is  a  "qualified institutional  buyer" as that term is defined in Rule 144A  under the  Securities  Act of 1933
("Rule                                                                                  144A")
because (i) the Buyer owned and/or invested on a discretionary basis $_____________________ in securities  (except  for the  excluded  securities  referred  to  below)  as of the end of the
Buyer's most recent fiscal year (such amount being  calculated  in accordance  with Rule 144A)
and (ii) the Buyer satisfies the criteria in the category marked below.

    ___    Corporation,  etc. The Buyer is a corporation  (other than a bank, savings and loan association  or similar  institution),  Massachusetts  or similar  business  trust, partnership,  or  charitable  organization  described  in Section  501(c)(3) of the
           Internal Revenue Code.

    ___    Bank. The Buyer (a) is a national bank or banking  institution  organized under the laws of any State,  territory or the District of Columbia, the business of which is substantially  confined to banking and is  supervised  by the State or  territorial banking  commission  or  similar  official  or  is a  foreign  bank  or  equivalent institution,  and  (b)  has  an  audited  net  worth  of at  least  $25,000,000  as demonstrated  in its  latest  annual  financial  statements,  a copy of  which  is attached hereto.

    ___    Savings and Loan.  The Buyer (a) is a savings and loan  association,  building  and loan association,  cooperative bank, homestead  association or similar institution,
           which  is  supervised  and  examined  by  a  State  or  Federal   authority  having
           supervision  over  any  such   institutions  or  is  a  foreign  savings  and  loan
           association or equivalent  institution and (b) has an audited net worth of at least
           $25,000,000 as demonstrated in its latest annual financial statements.

    ___    Broker-Dealer.  The Buyer is a dealer  registered  pursuant  to  Section  15 of the
           Securities Exchange Act of 1934.

    ___    Insurance   Company.   The  Buyer  is  an  insurance   company  whose  primary  and
           predominant  business  activity is the writing of  insurance or the  reinsuring  of risks  underwritten  by insurance  companies and which is subject to supervision by the insurance  commissioner or a similar official or agency of a State or territory or the District of Columbia.

    ___    State or Local Plan.  The Buyer is a plan  established  and  maintained by a State, its political  subdivisions,  or any agency or  instrumentality of the State or its political subdivisions, for the benefit of its employees.

    ___    ERISA  Plan.  The Buyer is an employee  benefit  plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

    ___    Investment  Adviser.  The  Buyer is an  investment  adviser  registered  under  the
           Investment Advisers Act of 1940.

    ___    SBIC. The Buyer is a Small Business  Investment  Company licensed by the U.S. Small
           Business   Administration  under  Section 301(c)  or  (d)  of  the  Small  Business
           Investment Act of 1958.

    ___    Business  Development  Company.  The Buyer is a  business  development  company  as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

    ___    Trust  Fund.  The Buyer is a trust  fund whose  trustee is a bank or trust  company and whose  participants  are exclusively (a) plans  established and maintained by a
           State, its political  subdivisions,  or any agency or  instrumentality of the State or its political  subdivisions,  for the benefit of its employees,  or (b) employee benefit  plans  within the  meaning of Title I of the  Employee  Retirement  Income
           Security  Act of  1974,  but is not a trust  fund  that  includes  as  participants individual retirement accounts or H.R. 10 plans.

        3.     The term  "securities"  as used  herein  does not  include  (i)  securities  of issuers  that are  affiliated  with the  Buyer,  (ii)  securities  that are part of an  unsold allotment  to or  subscription  by the Buyer,  if the Buyer is a dealer,  (iii)  bank  deposit notes and certificates of deposit, (iv) loan participations,  (v) repurchase agreements,  (vi)
securities owned but subject to a repurchase  agreement and (vii) currency,  interest rate and commodity swaps.

        4.     For purposes of  determining  the aggregate  amount of securities  owned and/or invested on a  discretionary  basis by the Buyer,  the Buyer used the cost of such  securities to the  Buyer  and  did  not  include  any  of the  securities  referred  to in the  preceding paragraph.  Further,  in  determining  such  aggregate  amount,  the Buyer  may have  included
securities  owned  by  subsidiaries  of  the  Buyer,   but  only  if  such   subsidiaries  are
consolidated  with  the  Buyer  in  its  financial  statements  prepared  in  accordance  with generally  accepted  accounting  principles and if the  investments of such  subsidiaries  are managed  under the  Buyer's  direction.  However,  such  securities  were not  included if the
Buyer is a  majority-owned,  consolidated  subsidiary of another  enterprise  and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

        5.     The Buyer  acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the  Certificates  are relying and will continue to rely on the  statements  made  herein  because  one or more  sales to the  Buyer  may be in reliance on Rule 144A.

  ___       ___       Will the Buyer be purchasing the Rule 144A
  Yes       No        Securities only for the Buyer's own account?

        6.     If the answer to the  foregoing  question is "no",  the Buyer agrees  that,  in connection  with any  purchase  of  securities  sold to the Buyer for the  account  of a third party  (including  any  separate  account)  in  reliance  on Rule  144A,  the Buyer  will only purchase  for the  account  of a third  party that at the time is a  "qualified  institutional buyer"  within the meaning of Rule 144A.  In  addition,  the Buyer  agrees that the Buyer will not  purchase  securities  for  a  third  party  unless  the  Buyer  has  obtained  a  current representation  letter from such third party or taken other appropriate steps  contemplated by
Rule 144A to conclude that such third party  independently  meets the definition of "qualified institutional buyer" set forth in Rule 144A.

        7.     The Buyer will notify each of the parties to which this  certification  is made of any changes in the  information  and conclusions  herein.  Until such notice is given,  the
Buyer's   purchase  of  Rule  144A  Securities   will  constitute  a  reaffirmation   of  this
certification as of the date of such purchase.

                                    Print Name of Buyer

                                    By: ____________________________________
                                            Name:
                                            Title:

                                    Date:  __________________________________

                                     ANNEX 2 TO EXHIBIT O

                   QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                    [For Buyers That Are Registered Investment Companies]

               The  undersigned  hereby  certifies as follows in connection with the Rule 144A
Investment Representation to which this Certification is attached:

               1.     As indicated  below,  the undersigned is the President,  Chief Financial
Officer or Senior Vice  President of the Buyer or, if the Buyer is a "qualified  institutional buyer" as that term is defined in Rule 144A  under the  Securities  Act of 1933  ("Rule 144A")
because  Buyer is part of a Family of  Investment  Companies  (as defined  below),  is such an officer of the Adviser.

               2.     In  connection  with  purchases  by  Buyer,  the  Buyer is a  "qualified institutional  buyer" as  defined  in SEC  Rule 144A  because  (i) the Buyer is an  investment company  registered  under the Investment  Company Act of 1940, and (ii) as marked below,  the
Buyer alone,  or the Buyer's Family of Investment  Companies,  owned at least  $100,000,000 in securities  (other  than the  excluded  securities  referred  to  below)  as of the end of the
Buyer's most recent fiscal year.  For purposes of determining  the amount of securities  owned by the Buyer or the Buyer's Family of Investment  Companies,  the cost of such  securities was used.

____           The Buyer owned  $___________________  in  securities  (other than the excluded securities  referred to below) as of the end of the Buyer's most recent  fiscal year (such amount being calculated in accordance with Rule 144A).

____           The  Buyer is part of a  Family  of  Investment  Companies  which  owned in the aggregate  $______________  in securities  (other than the excluded  securities referred to below) as of the end of the Buyer's  most recent  fiscal year (such amount being calculated in accordance with Rule 144A).

               3.     The term "Family of  Investment  Companies"  as used herein means two or more  registered  investment  companies  (or  series  thereof)  that have the same  investment adviser  or  investment  advisers  that are  affiliated  (by  virtue of being  majority  owned subsidiaries  of the same  parent or  because  one  investment  adviser  is a  majority  owned subsidiary of the other).

               4.     The term  "securities" as used herein does not include (i) securities of issuers that are  affiliated  with the Buyer or are part of the Buyer's  Family of  Investment
Companies,  (ii) bank deposit notes and  certificates of deposit,  (iii) loan  participations,
(iv) repurchase  agreements,  (v) securities  owned but subject to a repurchase  agreement and
(vi) currency, interest rate and commodity swaps.

               5.     The Buyer is familiar with  Rule 144A and  understands  that each of the parties to which this  certification  is made are  relying  and will  continue  to rely on the statements  made  herein  because  one or more  sales  to the  Buyer  will be in  reliance  on
Rule 144A.  In addition, the Buyer will only purchase for the Buyer's own account.

               6.     The  undersigned   will  notify  each  of  the  parties  to  which  this
certification  is made of any changes in the information and  conclusions  herein.  Until such notice,  the Buyer's  purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                            Print Name of Buyer

                                            By: _____________________________________
                                            Name:
                                            Title:

                                            IF AN ADVISER:

                                            Print Name of Buyer

                                            Date:   __________________________________

                                          EXHIBIT P

                                          [RESERVED]

                                          EXHIBIT Q

                                          [RESERVED]

                                         EXHIBIT R-1

                               FORM OF FORM 10-K CERTIFICATION

   I, [identify the certifying individual], certify that:

(1)     I have  reviewed  this report on Form 10-K and all reports on Form 10-D required to be filed in  respect  of the  period  covered  by this  report on Form  10-K of the  trust  (the
 Exchange Act periodic reports) created pursuant to the Pooling and Servicing  Agreement dated
 __________ (the "Agreement")  among Residential Asset Mortgage  Products,  Inc.,  Residential
 Funding Corporation (the "Master Servicer") and [Name of Trustee] (the "Trustee");

(2)     Based on my  knowledge,  Exchange  Act  periodic  reports,  taken  as a whole,  do not contain any untrue  statement of a material fact or omit to state a material  fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

(3)     Based on my  knowledge,  all of the  distribution,  servicing  and  other  information required to be provided  under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

(4)     I am  responsible  for reviewing the activities  performed by the Master  Servicer and based  on my  knowledge  and the  compliance  review  conducted  in  preparing  the  servicer compliance  statement  required in this report under Item 1123 of Regulation AB and except as disclosed in the  Exchange  Act periodic  reports,  the Master  Servicer  has  fulfilled  its obligations under the Agreement; and

(5)     All  of  the  reports  on  assessment  of  compliance  with  servicing   criteria  for
 asset-backed  securities  and their related  attestation  reports on assessment of compliance with servicing  criteria for asset-backed  securities  required to be included in this report in  accordance  with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been  included as an exhibit to this report,  except as  otherwise  disclosed in this report.
 Any material  instances  of  noncompliance  described in such reports have been  disclosed in this report on Form 10-K.

In giving the  certifications  above, I have reasonably relied on the information  provided to me by the following unaffiliated parties: [the Trustee].

Date:____________

_________________________________*
[Signature]
Name:
Title:

* - to be signed by the senior  officer  in charge of the  servicing  functions  of the Master
Servicer

                                         EXHIBIT R-2

                    FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE

   The undersigned,  a Responsible  Officer of U.S. Bank National  Association (the "Trustee")
certifies that:

(1)     The Trustee has performed all of the duties  specifically  required to be performed by it pursuant to the provisions of the Pooling and Servicing  Agreement dated  ____________ (the
"Agreement")  by and among  Residential  Asset  Mortgage  Products,  Inc.  (the  "Depositor"),
Residential  Funding  Corporation  (the "Master  Servicer") and Trustee in accordance with the standards set forth therein.

(2)     Based on my  knowledge,  the list of  Certificateholders  as shown on the  Certificate
Register as of the end of each  calendar  year that is  provided  by the  Trustee  pursuant to
Section  4.03(f)(I)  of the  Agreement  is accurate  as of the last day of the 20___  calendar year.

   Capitalized  terms used and not defined  herein shall have the meanings given such terms in the Agreement.

        IN WITNESS THEREOF, I have duly executed this certificate as of ____________, 20___.

                                                          Name:_________________
                                                          Title:__________________

                                          EXHIBIT S

     INFORMATION TO BE PROVIDED BY THE MASTER SERVICER TO THE RATING AGENCIES RELATING TO
                              REPORTABLE MODIFIED MORTGAGE LOANS

Account number
Transaction Identifier
Unpaid Principal Balance prior to Modification
Next Due Date
Monthly Principal and Interest Payment
Total Servicing Advances
Current Interest Rate
Original Maturity Date
Original Term to Maturity (Months)
Remaining Term to Maturity (Months)
Trial Modification Indicator
Mortgagor Equity Contribution
Total Servicer Advances
Trial Modification Terms (Months)
Trial Modification Start Date
Trial Modification End Date
Trial Modification Period Principal and Interest Payment
Trial Modification Interest Rate
Trial Modification Term
Rate Reduction Indicator
Interest Rate Post Modification
Rate Reduction Start Date
Rate Reduction End Date
Rate Reduction Term
Term Modified Indicator
Modified Amortization Period
Modified Final Maturity Date
Total Advances Written Off
Unpaid Principal Balance Written Off
Other Past Due Amounts Written Off
Write Off Date
Unpaid Principal Balance Post Write Off
Capitalization Indicator
Mortgagor Contribution
Total Capitalized Amount
Modification Close Date
Unpaid Principal Balance Post Capitalization Modification
Next Payment Due Date per Modification Plan
Principal and Interest Payment Post Modification
Interest Rate Post Modification
Payment Made Post Capitalization
Delinquency Status to Modification Plan

                                          EXHIBIT T

                                          [RESERVED]

                                          EXHIBIT U

                                 YIELD MAINTENANCE AGREEMENT

                                          EXHIBIT V

        SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

        The  assessment  of  compliance  to be delivered by the Trustee  shall  address,  at a minimum, the criteria identified below as "Applicable Servicing Criteria":

-------------------------------------------------------------------------- ------------------
                                                                              APPLICABLE
                                                                               SERVICING
                           SERVICING CRITERIA                                  CRITERIA
-------------------------------------------------------------------------- ------------------
   REFERENCE                             CRITERIA
----------------- -------------------------------------------------------- ------------------
                             GENERAL SERVICING CONSIDERATIONS
----------------- -------------------------------------------------------- ------------------
1122(d)(1)(i)     Policies and  procedures  are instituted to monitor any
                  performance  or other triggers and events of default in
                  accordance with the transaction agreements.
----------------- -------------------------------------------------------- ------------------
1122(d)(1)(ii)    If any material servicing  activities are outsourced to
                  third  parties,  policies and procedures are instituted
                  to   monitor   the  third   party's   performance   and
                  compliance with such servicing activities.
----------------- -------------------------------------------------------- ------------------
1122(d)(1)(iii)   Any  requirements  in  the  transaction  agreements  to
                  maintain  a back-up  servicer  for the pool  assets are
                  maintained.
----------------- -------------------------------------------------------- ------------------
1122(d)(1)(iv)    A fidelity bond and errors and  omissions  policy is in
                  effect  on the  party  participating  in the  servicing
                  function  throughout the reporting period in the amount
                  of coverage  required by and  otherwise  in  accordance
                  with the terms of the transaction agreements.
----------------- -------------------------------------------------------- ------------------
                            CASH COLLECTION AND ADMINISTRATION
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(i)     Payments  on  pool  assets  are   deposited   into  the     |X| (as to
                  appropriate  custodial  bank  accounts and related bank
                  clearing  accounts  no  more  than  two  business  days
                  following  receipt,   or  such  other  number  of  days  accounts held by
                  specified in the transaction agreements.                     Trustee)
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(ii)    Disbursements  made via wire  transfer  on behalf of an     |X| (as to
                  obligor or to an investor  are made only by  authorized   investors only)
                  personnel.
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(iii)   Advances of funds or guarantees regarding  collections,
                  cash flows or distributions,  and any interest or other
                  fees charged for such advances,  are made, reviewed and
                  approved as specified in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
                  The related accounts for the transaction,  such as cash
                  reserve  accounts or accounts  established as a form of     |X| (as to
                  overcollateralization,    are   separately   maintained  accounts held by
                  (e.g.,  with  respect  to  commingling  of cash) as set      Trustee)
1122(d)(2)(iv)    forth in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(v)     Each  custodial  account is  maintained  at a federally
                  insured  depository  institution  as set  forth  in the
                  transaction   agreements.    For   purposes   of   this
                  criterion,  "federally insured depository  institution"
                  with respect to a foreign  financial  institution means
                  a  foreign   financial   institution   that  meets  the
                  requirements  of  Rule  13k-1(b)(1)  of the  Securities
                  Exchange Act.
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(vi)    Unissued  checks  are  safeguarded  so  as  to  prevent
                  unauthorized access.
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(vii)   Reconciliations  are  prepared  on a monthly  basis for
                  all  asset-backed  securities  related  bank  accounts,
                  including  custodial accounts and related bank clearing
                  accounts.  These reconciliations are (A) mathematically
                  accurate;  (B) prepared  within 30 calendar  days after
                  the bank  statement  cutoff date,  or such other number
                  of days specified in the  transaction  agreements;  (C)
                  reviewed and approved by someone  other than the person
                  who  prepared  the  reconciliation;   and  (D)  contain
                  explanations for reconciling  items.  These reconciling
                  items are  resolved  within 90  calendar  days of their
                  original  identification,  or such other number of days
                  specified in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
                            INVESTOR REMITTANCES AND REPORTING
----------------- -------------------------------------------------------- ------------------
1122(d)(3)(i)     Reports to investors,  including those to be filed with
                  the  Commission,  are maintained in accordance with the
                  transaction   agreements  and   applicable   Commission
                  requirements.   Specifically,   such  reports  (A)  are
                  prepared in accordance  with timeframes and other terms
                  set forth in the  transaction  agreements;  (B) provide
                  information  calculated  in  accordance  with the terms
                  specified in the transaction agreements;  (C) are filed
                  with  the  Commission  as  required  by its  rules  and
                  regulations;  and  (D)  agree  with  investors'  or the
                  trustee's  records  as to the  total  unpaid  principal
                  balance  and  number  of pool  assets  serviced  by the
                  servicer.
----------------- -------------------------------------------------------- ------------------
1122(d)(3)(ii)    Amounts due to investors  are allocated and remitted in         |X|
                  accordance with timeframes,  distribution  priority and
                  other terms set forth in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
                  Disbursements  made to an  investor  are posted  within
                  two business days to the servicer's  investor  records,
                  or  such  other   number  of  days   specified  in  the         |X|
1122(d)(3)(iii)   transaction agreements.
----------------- -------------------------------------------------------- ------------------
                  Amounts  remitted to investors per the investor reports
                  agree with cancelled  checks, or other form of payment,         |X|
1122(d)(3)(iv)    or custodial bank statements.
----------------- -------------------------------------------------------- ------------------
                                 POOL ASSET ADMINISTRATION
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(i)     Collateral  or security on pool assets is maintained as
                  required  by  the  transaction  agreements  or  related
                  asset pool documents.
----------------- -------------------------------------------------------- ------------------
                  Pool assets and related  documents are  safeguarded  as
1122(d)(4)(ii)    required by the transaction agreements
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(iii)   Any additions,  removals or  substitutions to the asset
                  pool are made,  reviewed  and  approved  in  accordance
                  with any conditions or  requirements in the transaction
                  agreements.
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(iv)    Payments on pool assets,  including  any payoffs,  made
                  in  accordance  with the related  pool asset  documents
                  are   posted   to  the   servicer's   obligor   records
                  maintained   no  more  than  two  business  days  after
                  receipt,  or such other number of days specified in the
                  transaction  agreements,  and  allocated to  principal,
                  interest or other items  (e.g.,  escrow) in  accordance
                  with the related pool asset documents.
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(v)     The servicer's  records regarding the pool assets agree
                  with  the   servicer's   records  with  respect  to  an
                  obligor's unpaid principal balance.
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(vi)    Changes  with  respect  to the  terms or  status  of an
                  obligor's  pool  asset  (e.g.,  loan  modifications  or
                  re-agings)   are  made,   reviewed   and   approved  by
                  authorized    personnel   in   accordance    with   the
                  transaction   agreements   and   related   pool   asset
                  documents.
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(vii)   Loss mitigation or recovery actions (e.g.,  forbearance
                  plans,  modifications and deeds in lieu of foreclosure,
                  foreclosures  and  repossessions,  as  applicable)  are
                  initiated,  conducted and concluded in accordance  with
                  the  timeframes or other  requirements  established  by
                  the transaction agreements.
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(viii)  Records  documenting  collection efforts are maintained during  the  period  a  pool  asset  is  delinquent  in
                  accordance  with  the  transaction   agreements.   Such
                  records are maintained on at least a monthly basis,  or
                  such  other  period   specified   in  the   transaction
                  agreements,  and describe the  entity's  activities  in
                  monitoring   delinquent  pool  assets  including,   for
                  example,  phone calls, letters and payment rescheduling
                  plans in cases where  delinquency  is deemed  temporary
                  (e.g., illness or unemployment).
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(ix)    Adjustments  to  interest  rates or rates of return for
                  pool assets with variable  rates are computed  based on
                  the related pool asset documents.
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(x)     Regarding  any funds held in trust for an obligor (such
                  as escrow  accounts):  (A) such funds are analyzed,  in
                  accordance with the obligor's pool asset documents,  on
                  at  least  an  annual  basis,   or  such  other  period
                  specified in the transaction  agreements;  (B) interest
                  on such funds is paid,  or  credited,  to  obligors  in
                  accordance  with  applicable  pool asset  documents and
                  state  laws;  and (C) such  funds are  returned  to the
                  obligor  within 30 calendar  days of full  repayment of
                  the related  pool asset,  or such other  number of days
                  specified in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(xi)    Payments  made on behalf of an obligor  (such as tax or
                  insurance  payments)  are made on or before the related
                  penalty  or  expiration  dates,  as  indicated  on  the
                  appropriate   bills  or  notices  for  such   payments,
                  provided  that such  support  has been  received by the
                  servicer  at  least  30  calendar  days  prior to these
                  dates,  or such other  number of days  specified in the
                  transaction agreements.
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(xii)   Any  late  payment  penalties  in  connection  with any
                  payment  to be made on  behalf of an  obligor  are paid
                  from  the  servicer's  funds  and  not  charged  to the
                  obligor,  unless  the  late  payment  was  due  to  the
                  obligor's error or omission.
----------------- -------------------------------------------------------- ------------------
                  Disbursements  made on behalf of an obligor  are posted
                  within  two  business  days  to the  obligor's  records
                  maintained  by the  servicer,  or such other  number of
1122(d)(4)(xiii)  days specified in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(xiv)   Delinquencies,  charge-offs and uncollectible  accounts
                  are  recognized  and  recorded in  accordance  with the
                  transaction agreements.
----------------- -------------------------------------------------------- ------------------
                  Any external  enhancement or other support,  identified
                  in  Item  1114(a)(1)   through  (3)  or  Item  1115  of
                  Regulation  AB,  is  maintained  as  set  forth  in the         |X|
1122(d)(4)(xv)    transaction agreements.
----------------- -------------------------------------------------------- ------------------